As filed with the Securities and Exchange Commission on April 29, 2010

Registration Nos. 333-52290
and 811-08994

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No. 14	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 50	X

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
(Exact Name of Registrant)

KANSAS CITY LIFE INSURANCE COMPANY
(Name of Depositor)

3520 Broadway, Kansas City, Missouri 64111-2565
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:  (816) 753-7000

William A. Schalekamp
Kansas City Life Insurance Company
3520 Broadway, Kansas City, Missouri 64111-2565
(Name and Address of Agent for Service)

Copy to:
W. Thomas Conner
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, NW, Washington, DC 20004-2415

It is proposed that this filing will become effective:

___  immediately upon filing pursuant to paragraph (b) of Rule 485

  X    on May 1, 2010 pursuant to paragraph (b) of Rule 485

___  60 days after filing pursuant to paragraph (a)(1) of Rule 485

___  on (date) pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered:  Units of interest in a separate account under individual flexible premium deferred variable annuity contracts.

CENTURY II AFFINITY VARIABLE ANNUITY PROSPECTUS

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT OF

KANSAS CITY LIFE INSURANCE COMPANY

Street Address:	Send correspondence to:
3520 Broadway	Variable Administration
Kansas City, Missouri 64111-2565	P.O. Box 219364
Telephone (816) 753-7000	Kansas City, Missouri 64121-9364
Telephone (800) 616-3670

This Prospectus describes an individual flexible premium deferred variable annuity contract ("Contract") offered by Kansas City Life Insurance Company (“Kansas City Life”).  We have provided a definitions section at the beginning of this Prospectus for your reference as you read.

The Contract is designed to meet investors' long-term investment needs.  The Contract also provides you the opportunity to allocate your premiums to one or more divisions (“Subaccounts”) of the Kansas City Life Variable Annuity Separate Account (“Variable Account”) or the Fixed Account.  The assets of each Subaccount are invested in a corresponding portfolio (“Portfolio”) of a designated mutual fund (“Fund”) as follows:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. Capital Appreciation Fund – Series I Shares (formerly AIM V.I. Capital Appreciation Fund – Series I Shares)
Invesco V.I. Core Equity Fund – Series I Shares (formerly AIM V.I. Core Equity Fund – Series I Shares)
Invesco V.I. Technology Fund – Series I Shares (formerly AIM V.I. Technology Fund – Series I Shares)
American Century Variable Portfolios, Inc.
American Century VP Capital Appreciation Fund – Class I
American Century VP Income & Growth Fund – Class I
American Century VP International Fund – Class I
American Century VP Mid Cap Value Fund – Class I
American Century VP Ultra® Fund – Class I
American Century VP Value Fund – Class I
American Century Variable Portfolios II, Inc.
American Century VP Inflation Protection Fund – Class II
Calamos® Advisors Trust
Calamos Growth and Income Portfolio
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares
Opportunistic Small Cap Portfolio – Initial Shares (formerly Developing Leaders Portfolio – Initial Shares)
Dreyfus Stock Index Fund, Inc. – Initial Shares
The Dreyfus Socially Responsible Growth Fund Inc. – Initial Shares
Federated Insurance Series
Federated Capital Appreciation Fund II
Federated High Income Bond Fund II
Federated Prime Money Fund II
Fidelity® Variable Insurance Products Contrafund® Portfolio
VIP Contrafund® Portfolio – Service Class 2
Fidelity® Variable Insurance Products
VIP Freedom Income Portfolio – Service Class 2
VIP Freedom 2010 Portfolio – Service Class 2
VIP Freedom 2015 Portfolio – Service Class 2
VIP Freedom 2020 Portfolio – Service Class 2
VIP Freedom 2025 Portfolio – Service Class 2
VIP Freedom 2030 Portfolio – Service Class 2
VIP Freedom 2035 Portfolio – Service Class 2
VIP Freedom 2040 Portfolio – Service Class 2
VIP Freedom 2045 Portfolio – Service Class 2
VIP Freedom 2050 Portfolio – Service Class 2

Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate Securities Fund – Class 2
Franklin Small-Mid Cap Growth Securities Fund – Class 2
Templeton Developing Markets Securities Fund – Class 2
Templeton Foreign Securities Fund – Class 2
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares
MFS® Research Series – Initial Class Shares
MFS® Research Bond Series – Initial Class Shares
MFS® Strategic Income Series – Initial Class Shares
MFS® Total Return Series – Initial Class Shares
MFS® Utilities Series – Initial Class Shares
Seligman Portfolios, Inc.
Seligman Capital Portfolio – Class 2
Seligman Communications and Information Portfolio – Class 2
Seligman Smaller-Cap Value Portfolio – Class 2

The accompanying prospectuses for the Funds describe these Portfolios.  The value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds.  You bear the entire investment risk of amounts allocated to the Variable Account.  Another choice available for allocation of premiums is our Fixed Account.  The Fixed Account is part of Kansas City Life’s general account.  It pays interest at declared rates guaranteed to equal or exceed 3%.

This Prospectus provides basic information about the Contract and the Variable Account that you should know before investing.  The Statement of Additional Information, dated the same as this Prospectus, contains more information about the Contract and the Variable Account and is incorporated by reference.  We show the Table of Contents for the Statement of Additional Information at the end of this Prospectus.  You may obtain a copy of the Statement of Additional Information free of charge by writing or calling us at the address or telephone number shown above.

The Securities and Exchange Commission maintains a website that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission.  The address of the site is http://www.sec.gov.

If you already have a variable annuity contract, you should consider whether purchasing another contract as a replacement for your existing contract is advisable.

This Prospectus and the accompanying Fund prospectuses provide important information you should have before deciding to purchase a Contract.  Please keep for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

The Subaccounts and the Fixed Account are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are federally insured by the Federal Deposit Insurance Corporation or any other government agency.  An investment in the Contract involves certain risks including the loss of premium payments (principal).

The date of this Prospectus is May 1, 2010.

PROSPECTUS CONTENTS

DEFINITIONS	1
HIGHLIGHTS	3
THE CONTRACT	3
CHARGES AND DEDUCTIONS	5
ANNUITY PROVISIONS	6
FEDERAL TAX STATUS	7
FEE TABLE	8
OWNER TRANSACTION EXPENSES	8
PERIODIC CHARGES OTHER THAN PORTFOLIO EXPENSES	8
RANGE OF PORTFOLIO OPERATING EXPENSES	9
ANNUAL PORTFOLIO OPERATING EXPENSES	9
EXAMPLE OF CHARGES	16
CONDENSED FINANCIAL INFORMATION	17
KANSAS CITY LIFE, THE VARIABLE ACCOUNT AND THE FUNDS	17
KANSAS CITY LIFE INSURANCE COMPANY	17
KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT	17
THE FUNDS	18
RESOLVING MATERIAL CONFLICTS	23
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS	24
VOTING RIGHTS	24
DESCRIPTION OF THE CONTRACT	24
PURCHASING A CONTRACT	25
REPLACEMENT OF CONTRACTS	25
FREE-LOOK PERIOD	25
ALLOCATION OF PREMIUMS	25
DETERMINATION OF CONTRACT VALUE	26
VARIABLE ACCOUNT VALUE	26
TRANSFER PRIVILEGE	28
DOLLAR COST AVERAGING PLAN	30
PORTFOLIO REBALANCING PLAN	30
PARTIAL AND FULL CASH SURRENDERS	30
CONTRACT TERMINATION	32
CONTRACT LOANS	32
DEATH BENEFIT BEFORE MATURITY DATE	33
PROCEEDS ON MATURITY DATE	36
PAYMENTS	36
MODIFICATIONS	37
REPORTS TO CONTRACT OWNER	37
TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS	37
OPTIONAL RIDERS	38
FIVE PLUSSM GUARANTEED MINIMUM WITHDRAWAL BENEFIT	38
THE FIXED ACCOUNT	51
MINIMUM GUARANTEED AND CURRENT INTEREST RATES	52
CALCULATION OF FIXED ACCOUNT VALUE	52
TRANSFERS FROM FIXED ACCOUNT	52
DELAY OF PAYMENT	52
CHARGES AND DEDUCTIONS	53
SURRENDER CHARGE	53

TRANSFER PROCESSING FEE	54
ADMINISTRATIVE CHARGES	54
MORTALITY AND EXPENSE RISK CHARGE	54
MONTHLY GUARANTEED MINIMUM DEATH BENEFIT EXPENSE CHARGE	55
GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE	55
PREMIUM TAXES	55
REDUCED CHARGES FOR ELIGIBLE GROUPS	55
OTHER TAXES	56
LOAN INTEREST CHARGE	56
INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE FUNDS	56
PAYMENT OPTIONS	56
ELECTION OF OPTIONS	57
DESCRIPTION OF OPTIONS	57
YIELDS AND TOTAL RETURNS	57
YIELDS	57
TOTAL RETURNS	58
FEDERAL TAX STATUS	58
INTRODUCTION	58
TAXATION OF NON-QUALIFIED CONTRACTS	58
TAXATION OF QUALIFIED CONTRACTS	60
FEDERAL ESTATE TAXES	61
GENERATION-SKIPPING TRANSFER TAX	61
ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES IN 2010	61
ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS	62
ANNUITY PURCHASES BY RESIDENTS OF PUERTO RICO	62
POSSIBLE TAX LAW CHANGES	62
FOREIGN TAX CREDITS	62
SALE OF THE CONTRACTS	62
LEGAL PROCEEDINGS	63
COMPANY HOLIDAYS	63
CHANGE OF ADDRESS NOTIFICATION	63
FINANCIAL STATEMENTS	63
APPENDIX A - CONDENSED FINANCIAL INFORMATION	65
APPENDIX B - GMWB RIDER EXAMPLES	77
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS	84

DEFINITIONS

Many terms used within this Prospectus are described within the text where they appear.  The descriptions of those terms are not repeated in this section.

Annuitant	The person on whose life the Contract’s annuity benefit is based.

Beneficiary	The person you designate to receive any Proceeds payable under the Contract at your death or the death of the Annuitant.

Cash Surrender Value	The Contract Value less any applicable surrender charge, loan balance and premium taxes payable.

Contract Date	The date from which Contract months, Contract Years, and Contract anniversaries are measured.

Contract Value	The sum of the Variable Account Value and the Fixed Account Value.

Contract Year	Any period of twelve months starting with the Contract Date or any Contract anniversary.

Fixed Account	An account that is one option we offer for allocation of your premiums. It is part of our general account and is not part of, or dependent on, the investment performance of the Variable Account.

Fixed Account Value	Measure of value accumulating in the Fixed Account.

Guaranteed Minimum Death Benefit Option
This Contract provides for a Base Guaranteed Minimum Death Benefit.  In addition, there are two enhanced death benefit options available under the Contract.  The two options provide different levels of death benefit guarantees.  The two options have different issue requirements and expense charges associated with them.  These Guaranteed Minimum Death Benefit Options are available only in the states where we have received regulatory approval.

Home Office
When the term "Home Office" is used in this Prospectus in connection with transactions under the Contract, it means our Variable Administration office.  Transaction requests and other types of Written Notices should be sent to P.O. Box 219364, Kansas City, Missouri 64121-9364.  The telephone number at our Variable Administration office is 800-616-3670.

Issue Age	The Annuitant's age on his/her last birthday as of or on the Contract Date.

Life Payment Option	A payment option based upon the life of the Annuitant.

Maturity Date
The date when the Contract terminates and we either pay the Proceeds under a payment option or pay you the Cash Surrender Value in a lump sum.  The latest Maturity Date is the later of the Contract anniversary following the Annuitant's 85th birthday and the tenth Contract anniversary.  (Certain states and Qualified Contracts may place additional restrictions on the maximum Maturity Date.)

Monthly Anniversary Day	The same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Non-Life Payment Option	A payment option that is not based upon the life of the Annuitant.

Non-Qualified Contract	A Contract that is not a "Qualified Contract."

Owner	The person entitled to exercise all rights and privileges provided in the Contract. The terms "you" and "your" refer to the Owner.

Premium Year	Refers to the 12-month period following the date we credit a particular premium to your Contract. This measure of time is important in calculating the surrender charge applicable to the Contract.

Proceeds	The total amount we are obligated to pay under the terms of the Contract.

Qualified Contract	A Contract issued in connection with plans that qualify for special federal income tax treatment under sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

Subaccount	The divisions of the Variable Account. The assets of each Subaccount are invested in a Portfolio of a designated Fund.

Valuation Day
Each day the New York Stock Exchange is open for business.  Currently, the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange and Kansas City Life recognize holidays that fall on a Saturday on the previous Friday.  Kansas City Life will recognize holidays that fall on a Sunday on the following Monday.

Valuation Period
The interval of time beginning at the close of normal trading on the New York Stock Exchange on one Valuation Day and ending at the close of normal trading on the New York Stock Exchange on the next Valuation Day.  Currently, the close of normal trading is 3:00 P.M. Central Time.  The term "Valuation Period" is used in this Prospectus to specify, among other things, when a transaction order or request is deemed to be received by us at our Variable Administration office.

Variable Account Value	The Variable Account Value is equal to the sum of all Subaccount values of a Contract.

Written Notice/Written Request
A Written Notice or Written Request in a form satisfactory to us that is signed by the Owner and received at the Home Office.  Under certain circumstances as described in this Prospectus, Written Notice/Written Request may be satisfied by telephone, facsimile, electronic mail and Internet.

HIGHLIGHTS

THE CONTRACT

Who Should Invest.  The Contract is designed for investors seeking long-term tax-deferred accumulation of funds.  The goal for this accumulation is generally retirement, but may be for other long-term investment purposes.  We offer the Contract as both a Qualified Contract and a Non-Qualified Contract.  (See "FEDERAL TAX STATUS")

The tax advantages provided by a variable annuity are already available with tax-qualified plans, including IRAs and Roth IRAs.  You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, including the costs and benefits of the Contract (including the annuity payment options), before you purchase the Contract in a tax-qualified plan.  There should be reasons other than tax deferral for acquiring an annuity contract within a qualified plan.

The Contract.  The Contract is an individual flexible premium deferred variable annuity.  In order to purchase a Contract, you must complete an application and submit it to us through a licensed Kansas City Life representative, who is also a registered representative of Sunset Financial Services, Inc. ("Sunset Financial").  You must pay the minimum initial premium.  The maximum Issue Age is 80.  (See "PURCHASING A CONTRACT")

We offer other variable annuity contracts that have a different death benefit and different contract features.  However, these contracts also have different charges that would affect your Subaccount performance and Contract Value.  To obtain more information about the other contracts, contact our Home Office or your registered representative.

Free-Look Period.  You have the right to cancel your Contract and receive a refund if you return the Contract within 10 days after receiving it.  The amount returned to you will vary depending on your state.  (See "FREE-LOOK PERIOD")

Premiums.  The minimum amount that we will accept as an initial premium is $10,000.  You may pay additional premiums at any time during the Annuitant’s lifetime and before the Maturity Date.  The minimum premium allowed after the initial premium is $50.  (See "PURCHASING A CONTRACT")  We reserve the right to waive the $10,000 minimum premium requirement for certain corporate markets contracts.

Premium Allocation.  You direct the allocation of premium payments among the Subaccounts of the Variable Account and/or the Fixed Account.  In the Contract application, you specify the percentage of the premium, in whole numbers, you want allocated to each Subaccount and/or to the Fixed Account.  We will invest the assets of each Subaccount in a corresponding Portfolio of a designated Fund.  The Contract Value, except for amounts in the Fixed Account, will vary according to the investment performance of the Subaccounts.  We will credit interest to amounts in the Fixed Account at a guaranteed minimum rate of 3% per year.  We may declare a higher current interest rate.

The sum of your allocations must equal 100%.  We have the right to limit the number of Subaccounts to which you may allocate premiums (not applicable to Texas Contracts).  We will never limit the number to less than 15.  You can change the allocation percentages at any time by sending Written Notice.  You can make changes in your allocation by telephone, facsimile and electronic mail if you have provided proper authorization.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS")  The change will apply to the premium payments received with or after receipt of your notice.

We will allocate the initial premium to the Federated Prime Money Fund II Subaccount for a 15-day period in states that:

•	require premium payments to be refunded under the free-look provision; or
•	require the greater of premium payments or Contract Value to be refunded under the free-look provision.

At the end of that period, we will allocate the amount in the Federated Prime Money Fund II Subaccount to the Subaccounts and Fixed Account according to your allocation instructions.  (See "ALLOCATION OF PREMIUMS")

Transfers.  After the free look period and before the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account.  Certain restrictions apply.  The first six transfers during a Contract Year are free.  After the first six transfers, we will assess a $25 transfer processing fee.  (See "TRANSFER PRIVILEGE")

We have policies and procedures that attempt to detect frequent, large, programmed or short-term transfers among Subaccounts that may adversely affect other Owners and persons with rights under the Contracts.  We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective.  Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection.  Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests under the Contracts.  In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.

Full and Partial Surrender.  You may surrender all or part of the Cash Surrender Value (subject to certain limitations) any time before the earlier of:

•	the date that the Annuitant dies; or
•	the Maturity Date.

Certain partial surrenders, depending on the amount and timing, may negatively impact the benefits and guarantees provided by your Contract.  You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees.  The impact of partial surrenders on your benefits and guarantees is discussed in the corresponding sections of the Prospectus describing such benefits and guarantees.

Five PlusSM Guaranteed Minimum Withdrawal Benefit. If you are concerned that poor investment performance or market volatility may adversely impact the amount of money you may withdraw from the Contract, we offer, for a fee, a guaranteed minimum withdrawal benefit.  Under the rider, we provide alternative guarantees depending on the amount you withdraw and the age of the covered person.  If you satisfy the conditions of the rider, which, in part, limit the amount you may withdraw during a Contract Year, the rider guarantees the return of all the amounts you have invested in the Contract and may also guarantee annual payments for the rest of the covered person’s life, no matter how long the covered person lives.

Subaccount Bonus.  There are two bonuses that will be credited to the Variable Account Value.  We credit the first bonus on each Monthly Anniversary Date where the Contract Value is greater than or equal to $100,000 on that day.  The monthly amount of this bonus equals 0.0125% of the Variable Account Value, which equals 0.15% on an annualized basis.

We credit a second bonus on all Contracts, regardless of size.  After the eighth Contract Year, we credit this bonus each Monthly Anniversary Date to the Variable Account Value.  The monthly amount of this bonus equals 0.01665% of the Variable Account Value, which equals 0.20% on an annualized basis.

Both of the bonuses are guaranteed.  We pay these bonus amounts out of the increased revenues on Contracts that have been in force for longer periods of time and the expense efficiencies that result from Contracts with higher Contract Values. These bonus amounts are provided in lieu of reducing expenses directly.  We will not attempt to recapture the bonus at any time, including upon surrender, death or election of an annuity option.  Each of the bonuses, if applicable, is paid on the Variable Account Value on the Monthly Anniversary Date.

Death Benefit Before the Maturity Date.  If the Annuitant dies before the Maturity Date while the Contract is in force, the Beneficiary will receive a death benefit.  The death benefit will be calculated depending upon which Guaranteed Death Benefit Option is in effect on the Contract at the date of death.  There is a base Guaranteed Minimum Death Benefit Option.  One of two enhanced options may be chosen at issue.  There is an additional charge assessed each month if one of the enhanced options is selected.  There are three Guaranteed Minimum Death Benefit Options available as follows:

•	Base Guaranteed Minimum Death Benefit Option;
•	Annual Ratchet Guaranteed Minimum Death Benefit Option; and
•	Enhanced Combination Guaranteed Minimum Death Benefit Option.

The issue requirements and the Monthly Guaranteed Minimum Death Benefit Expense Charges vary for each Guaranteed Minimum Death Benefit Option.  (See “DEATH BENEFIT BEFORE MATURITY DATE”)

The minimum death benefit (Base Guaranteed Minimum Death Benefit Option) is equal to the greater of:

•	premiums paid, proportionately adjusted for any surrenders (including applicable surrender charges) less any loan balance; and
•	the Contract Value on the date we receive due proof of Annuitant's death (including any documents we require to process and make the payments).

If you die before the Maturity Date, the Cash Surrender Value (or, if the Owner is also the Annuitant, the death benefit) must generally be distributed to the Beneficiary within five years after the date of the Owner's death.  (See “DEATH BENEFIT BEFORE MATURITY DATE”)

The Guaranteed Minimum Death Benefit is paid to the Beneficiary at the death of the Annuitant if the Annuitant dies before the Maturity Date.  If the Owner, who is not the same as the Annuitant, predeceases the Annuitant before the Maturity Date, the Cash Surrender Value of the Contract will be paid to the Beneficiary.

Death benefit Proceeds are taxable and generally are included in the income of the recipient as follows:

•	If received under a payment option, they are taxed in the same manner as annuity payments.
•	If distributed in a lump sum, they are taxed in the same manner as a full surrender.

CHARGES AND DEDUCTIONS

The following charges and deductions apply to the Contract:

Surrender Charge.  We do not deduct a charge for sales expenses from premiums at the time they are paid.  However, we may deduct a surrender charge when a premium is withdrawn upon a surrender or partial surrender or applied to certain annuity options during the first eight years following the payment of that premium.

The surrender charge is calculated as a percentage of your premium payment being withdrawn or annuitized during the applicable Premium Year.  The amount of the surrender charge decreases over time, measured from the date the premium payment is credited to the Contract.  The surrender charge percentages are shown below.

Premium Years since payment of the premium	1	2	3	4	5	6	7	8	9+
Charge (%)	8	8	7	6	5	4	3	2	0

Each premium payment has its own surrender charge period.  When you make a withdrawal, we assume that the oldest premium payment is being withdrawn first so that the lowest surrender charge is deducted from the amount withdrawn.  After eight (8) complete Premium Years from the date you make a premium payment, no surrender charge will be assessed if you withdraw or surrender that premium payment.  The total surrender charge at a given time will be the sum of the surrender charges applicable to each premium that has been paid.

Subject to certain restrictions, the first withdrawal up to 10% of the Contract Value per Contract Year will not be subject to a surrender charge.  (See "SURRENDER CHARGE")

Annual Administration Fee.  We will deduct an annual administration fee of $30 from the Contract Value for administrative expenses at the beginning of each Contract Year.  We will waive this fee for Contracts with Contract Values of $50,000 or more.  (See "ADMINISTRATIVE CHARGES")

Transfer Processing Fee.  The first six transfers of amounts in the Subaccounts and the Fixed Account each Contract Year are free.  We assess a $25 transfer processing fee for each additional transfer during a Contract Year.  (See "TRANSFER PROCESSING FEE")

Asset-Based Administration Charge.  We deduct a daily asset-based administration charge for expenses we incur in administration of the Contract.  Prior to the Maturity Date, we deduct the charge from the assets of the Variable Account at an annual rate of 0.15%.  (See "ADMINISTRATIVE CHARGES")

Mortality and Expense Risk Charge.  We deduct a daily mortality and expense risk charge to compensate us for assuming certain mortality and expense risks.  Prior to the Maturity Date, we deduct this charge from the assets of the Variable Account at an annual rate of 1.25%.  (See “MORTALITY AND EXPENSE RISK CHARGE”)

Monthly Guaranteed Minimum Death Benefit Expense Charge.  If a Guaranteed Minimum Death Benefit Option other than the base provision is selected, there is an additional charge.  The amount of this charge varies depending on the Guaranteed Minimum Death Benefit Option you have elected, as follows:

•	Base Guaranteed Minimum Death Benefit Option: no additional charge
•
Annual Ratchet Guaranteed Minimum Death Benefit Option: A Monthly charge of 0.01665% of the Variable Account Value is deducted from the Variable Account Value on the Monthly Anniversary Date.  This charge equals 0.20% of the Variable Account Value on an annualized basis.

•
Enhanced Combination Guaranteed Minimum Death Benefit Option:  A monthly charge of 0.02912% of Variable Account Value is deducted from the Variable Account Value on the Monthly Anniversary Date.  This charge equals 0.35% of Variable Account Value on an annualized basis.  (See "MONTHLY GUARANTEED MINIMUM DEATH BENEFIT EXPENSE CHARGE")

Five PlusSM Guaranteed Minimum Withdrawal Benefit. The monthly charge for the benefit is guaranteed not to exceed 0.10% multiplied by the Guaranteed Withdrawal Balance.  The current monthly charge for Five PlusSM Guaranteed Minimum Withdrawal Benefits elected on and after January 1, 2009 is 0.079% multiplied by the Guaranteed Withdrawal Balance.

Premium Taxes.  If state or other premium taxes are applicable to a Contract, we will deduct them either upon surrender or when we apply the Proceeds to a payment option.  (See "PREMIUM TAXES")

Investment Advisory Fees and Other Expenses of the Funds.  The Funds deduct investment advisory fees on a daily basis and incur other expenses.  The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Subaccount invests.  This means that these charges are deducted before we calculate Subaccount Values.  Expenses of the Funds are not fixed or specified in the Contract and actual expenses may vary.  See the prospectuses for the Funds for specific information about these fees. (See “INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE FUNDS")

For information concerning compensation paid for the sale of Contracts, see “SALE OF THE CONTRACTS.”

ANNUITY PROVISIONS

Maturity Date.  On the Maturity Date, we will apply the Proceeds to the payment option you choose.  If you choose a Life Payment Option, the amount of Proceeds will be the full Contract Value.  If you elect a payment option other than a Life Payment Option or if you elect to receive a lump sum payment, we will apply the Cash Surrender Value.  (See “PAYMENT OPTIONS")

Payment Options.  The payment options are:

•	Interest Payments (Non-Life Payment Option)
•	Installments of a Specified Amount (Non-Life Payment Option)
•	Installments for a Specified Period (Non-Life Payment Option)
•	Life Income (Life Payment Option)
•	Joint and Survivor Income (Life Payment Option)

Payments under these options do not vary based on Variable Account performance.  (See “PAYMENT OPTIONS")

FEDERAL TAX STATUS

Under existing tax law there generally should be no federal income tax on increases in the Contract Value until a distribution under the Contract occurs.  A distribution includes an actual distribution of funds such as a surrender or annuity payment.  However, a distribution also includes a pledge or assignment.  Generally, all or part of any distribution is taxable as ordinary income.  In addition, a penalty tax may apply to certain distributions made prior to the Owner's reaching age 59½.  Special tax rules apply to Qualified Contracts, and distributions from certain Qualified Contracts may be subject to restrictions.  Governing federal tax statutes may be amended, revoked, or replaced by new legislation.  Changes in interpretation of these statutes may also occur.  We encourage you to consult your own tax adviser before making a purchase of the Contract.  (See "FEDERAL TAX STATUS")

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time that you buy the Contract, partially or fully surrender the Contract, or transfer amounts between the Subaccounts and/or the Fixed Account.  State premium taxes may also be deducted.

OWNER TRANSACTION EXPENSES

Sales Load on Premium Payments	None
Maximum Surrender Charge (as a % of each premium payment withdrawn or Annuitized under a Non-Life Payment Option1)	8%
Transfer Processing Fee	No fee for the first 6 transfers in a Contract Year; $25 for each additional transfer during a Contract Year

1 We do not deduct a charge for sales expenses from premiums at the time they are paid.  However, we may deduct a surrender charge when a premium is withdrawn upon a surrender or partial surrender or applied to certain annuity options during the first eight years following the payment of that premium.  The surrender charge is calculated as a percentage of the premium payment being withdrawn or annuitized during the applicable Premium Year.  The amount of the surrender charge decreases over time, measured from the date the premium payment is credited to the Contract. The surrender charge percentages are shown below.
Premium Years Since Payment of Premium	1	2	3	4	5	6	7	8	9+
Charge (%)	8	8	7	6	5	4	3	2	0

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.  This table also includes the charges you would pay if you added an enhanced death benefit option to your Contract.

PERIODIC CHARGES OTHER THAN PORTFOLIO EXPENSES

Annual Administration Fee	$30 per Contract Year2
Loan Interest Charge	5.00%3
Variable Account Annual Expenses (as a % of average annual Variable Account Value during the accumulation period)
Under Standard Death Benefit: Mortality and Expense Risk Charge Asset-Based Administration Charge Total Variable Account Annual Expenses	1.25% 0.15% 1.40%
Optional Rider Charges
Guaranteed Minimum Death Benefit Expense Charge (as a percentage of average annual Variable Account Value)
Base Guaranteed Minimum Death Benefit Option	0.00%
Annual Ratchet Guaranteed Minimum Death Benefit Option (optional)	0.20%
Enhanced Combination Guaranteed Minimum Death Benefit Option (optional)	0.35%
FIVE PlusSM Guaranteed Minimum Withdrawal Benefit	0.10% multiplied by Guaranteed Withdrawal Balance4

2 We will waive the annual administration fee if Contract Value is equal to or greater than $50,000 at the beginning of the applicable Contract Year.
3 The maximum guaranteed net cost of loans (available under section 403(b) TSA Qualified Contract) is 5% annually.  The net cost of a loan is the difference between the loan interest charged (8%) and the amount credited to the loan account (3%).
4 The current charge for the FIVE PlusSM Guaranteed Minimum Withdrawal Benefit is 0.079% multiplied by the Guaranteed Withdrawal Balance (assessed monthly).  However, if you elected the FIVE PlusSM Guaranteed Minimum Withdrawal Benefit before January 1, 2009, your current monthly charge is 0.05% multiplied by the Guaranteed Withdrawal Balance (assessed monthly).

The next table shows the lowest and highest total operating expenses deducted from Portfolio assets during the fiscal year ended December 31, 2009.  Expenses of the Portfolios may be higher or lower in the future.  More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

RANGE OF PORTFOLIO OPERATING EXPENSES5

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses-before any contractual waiver of fees and expenses)	0.29%	1.85%6

5 The portfolio expenses used to prepare this table were provided to Kansas City Life by the Fund(s) or their investment advisers.  The expenses shown are those incurred for the year ended December 31, 2009.  Current or future expenses may be greater or less than those shown.  If required by applicable law, Kansas City Life may deduct any redemption fees imposed by the Funds.
6 The table showing the range of expenses of the Portfolios takes into account the expenses of several fund asset allocation portfolios that are “fund of funds.”  A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other fund portfolios (each such portfolio an “acquired fund.”)  Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests.  In determining the range of portfolio expenses, Kansas City Life took into account the information received from the Fund on the combined actual expenses for each of the “fund of funds” and the portfolios in which it invests.  See the Fund prospectuses for more information.

The following tables show the fees and expenses charged (after contractual waiver or reimbursement) by each Portfolio for the fiscal year ended December 31, 2009.

ANNUAL PORTFOLIO OPERATING EXPENSES7

(expenses that are deducted from Portfolio assets, as a percentage of net assets of the Portfolio):

7 These expenses are deducted directly from the assets of the Portfolios and therefore reduce their net asset value.  The investment adviser of each Fund or the Fund provided the information, and Kansas City Life has not independently verified it.  The expenses shown are those incurred for the year ended December 31, 2009.  Current or future expenses may be greater or less than those shown.  See the Portfolios' prospectuses for more complete information.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. Capital Appreciation Fund – Series I Shares (formerly AIM V.I. Capital Appreciation Fund – Series I Shares)	0.62%	NA	0.29%	0.01%8	0.92%9	NA	NA
Invesco V.I. Core Equity Fund – Series I Shares (formerly AIM V.I. Core Equity Fund – Series I Shares)	0.61%	NA	0.29%	0.02%8	0.92%9	NA	NA
Invesco V.I Technology Fund – Series I Shares (formerly AIM V.I. Technology Fund – Series I Shares)	0.75%	NA	0.44%	0.01%8	1.20%9	NA	NA

8 Acquired Fund Fees and Expenses are not fees or expenses incurred by the Fund directly but are expenses of the investment companies in which the Fund invests.  You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies.  As a result, the Net Annual Fund Operating Expenses listed above may exceed the expense limit numbers.  The impact of the acquired Fund fees and expense are included in the total returns of the Fund.
9 The Fund's advisor has contractually agreed, through at least April 30, 2011, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 1.30% of average daily net assets.  In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes;  (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement.  The Board of Trustees or Invesco Advisers, Inc. may mutually agree to terminate the fee waiver agreement at any time.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
American Century Variable Portfolios, Inc.
American Century VP Capital Appreciation Fund – Class I	1.00%	NA	0.01%	NA	1.01%	NA	NA
American Century VP Income & Growth Fund – Class I	0.70%	NA	0.00%	NA	0.70%	NA	NA
American Century VP International Fund – Class I	1.36%	NA	0.01%	0.01%	1.38%	NA	NA
American Century VP Mid Cap Value Fund – Class I	1.00%	NA	0.01%	NA	1.01%	NA	NA
American Century VP Ultra® Fund – Class I	1.00%	NA	0.01%	NA	1.01%	NA	NA
American Century VP Value Fund – Class I	0.97%	NA	0.00%	NA	0.97%	NA	NA
American Century Variable Portfolios II, Inc.
American Century VP Inflation Protection Fund – Class II	0.48%	0.25%	0.01%	NA	0.74%	NA	NA

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	0.75%	NA	0.56%	NA10	1.31%	NA	NA

10 For the year ended December 31, 2009 the Fund’s Other Expenses included less than 1 basis point of Acquired Fund Fees and Expenses from investments in money market funds.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares	0.75%	NA	0.05%	NA	0.80%	NA	NA
Opportunistic Small Cap Portfolio – Initial Shares (formerly Developing Leaders Portfolio – Initial Shares)	0.75%	NA	0.11%	NA	0.86%	NA	NA
Dreyfus Stock Index Fund, Inc. – Initial Shares	0.25%	NA	0.04%	NA	0.29%	NA	NA
The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares	0.75%	NA	0.14%	NA	0.89%	NA	NA

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Federated Insurance Series
Federated Capital Appreciation Fund II	0.85%	0.25%	0.75%	NA	1.85%	0.67%	1.18%
Federated High Income Bond Fund II	0.60%	NA	0.45%	NA	1.05%	0.20%	0.85%
Federated Prime Money Fund II	0.50%	NA	0.57%	NA	1.07%	0.40%	0.67%

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Fidelity® Variable Insurance Products Contrafund® Portfolio
VIP Contrafund® Portfolio – Service Class 2	0.56%	0.25%	0.11%	NA	0.92%11	NA	NA
Fidelity® Variable Insurance Products
VIP Freedom Income Portfolio – Service Class 2	NA	0.25%	0.00%	0.46%	0.71%12	NA	NA
VIP Freedom 2010 Portfolio – Service Class 2	NA	0.25%	0.00%	0.59%	0.84%12	NA	NA
VIP Freedom 2015 Portfolio – Service Class 2	NA	0.25%	0.00%	0.60%	0.85%12	NA	NA
VIP Freedom 2020 Portfolio – Service Class 2	NA	0.25%	0.00%	0.65%	0.90%12	NA	NA
VIP Freedom 2025 Portfolio – Service Class 2	NA	0.25%	0.00%	0.66%	0.91%12	NA	NA
VIP Freedom 2030 Portfolio – Service Class 2	NA	0.25%	0.00%	0.69%	0.94%12	NA	NA
VIP Freedom 2035 Portfolio – Service Class 213	NA	0.25%	0.00%	0.70%	0.95%12	NA	NA
VIP Freedom 2040 Portfolio – Service Class 213	NA	0.25%	0.00%	0.71%	0.96%12	NA	NA
VIP Freedom 2045 Portfolio – Service Class 213	NA	0.25%	0.00%	0.71%	0.96%12	NA	NA
VIP Freedom 2050 Portfolio – Service Class 213	NA	0.25%	0.00%	0.73%	0.98%12	NA	NA

11 A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses.  In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.90%.  These offsets may be discontinued at any time.
12 Fidelity Management & Research Company has voluntarily agreed to reimburse Initial Class, Service Class, and Service Class 2 of each Fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, 12b-1 fees, fund and acquired fees and expenses, if any), as a percentage of their respective average net assets, exceed 0.00%, 0.10% and 0.25% for Initial Class, Service Class and Service Class 2, respectively.
13 This Fund commenced operations on April 8, 2009.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate Securities Fund – Class 2	0.80%	0.25%	0.31%	NA	1.36%	0.21%14	1.15%
Franklin Small-Mid Cap Growth Securities Fund – Class 2	0.51%	0.25%	0.30%	0.01%	1.07%	0.01%15	1.06%
Templeton Developing Markets Securities Fund – Class 2	1.25%	0.25%	0.21%	0.02%	1.73%	0.01%15	1.72%
Templeton Foreign Securities Fund – Class 2	0.64%	0.25%	0.15%	0.02%	1.06%	0.01%15	1.05%

14 The investment manager and administrator have contractually agreed to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund is phased in over a five year period, starting on May 1, 2007, with there being no increase in the rate of such fees for the first year ended April 30, 2008. For each of four years thereafter through April 30, 2012, the investment manager and administrator will receive one-fifth of the increase in the rate of fees. Beginning May 1, 2012, the full new investment management and administration fees will then be in effect. Based on Fund total assets of $383.9 million on December 31, 2009, it is estimated that the increase for the year ending April 30, 2011 will be 0.11%, which is a 0.06% increase in the management fee and a 0.05% increase in the administration fee, for common annual Fund operating expenses (i.e., a combination of investment management fees, fund administration fees, and other expenses, but excluding Rule 12b-1 fees and acquired fund fees and expenses) of 1.01%. In future years the fee rates will vary in accordance with the fee rate schedules and Fund assets.
15 The manager and administrator have agreed in advance to reduce their fees as a result of the Fund’s investment in a Franklin Templeton money market fund (the Sweep Money Fund which is the "acquired fund" in this case). This reduction is required by the Trust’s board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares	0.65%	NA	0.30%16	0.01%	0.96%	0.05%	0.91%17
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares	0.65%	NA	0.74%18	N/A	1.39%	0.36%	1.03%19
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares	0.55%	NA	0.36%	NA	0.91%	0.11%	0.80%20

16 On 4/24/09 the Portfolio was involved in a reorganization with the JPMorgan Mid Cap Value Portfolio where the accounting survivor is the JPMorgan Mid Cap Value Portfolio.  Because of the reorganization, "Other Expenses" have been calculated based on the actual other expenses incurred by the accounting survivor in the most recent fiscal year prior to the reorganization and incurred by the Portfolio thereafter, except that the accounting survivor's expenses have been restated to reflect the Portfolio's fund administration fee.
17 The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Portfolio Annual Operating Expenses After Reimbursement of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of their average daily net assets.   This contract continues through 4/30/11, at which time, the Service Providers will determine whether or not to renew or revise it.
18 On 4/24/09 the Portfolio was involved in a reorganization with the JPMorgan Small Company Portfolio where the accounting survivor is the JPMorgan Small Company Portfolio.  Because of the reorganization, "Other Expenses" have been calculated based on the actual other expenses incurred by the accounting survivor in the most recent fiscal year prior to the reorganization and incurred by the Portfolio thereafter, except that the accounting survivor's expenses have been restated to reflect the Portfolio's fund administration fee.
19 The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Portfolio Annual Operating Expenses After Reimbursement of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.03% of their average daily net assets.   This contract continues through 4/30/11, at which time, the Service Providers will determine whether or not to renew or revise it.
20 The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Portfolio Annual Operating Expenses After Reimbursement of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.80% of their average daily net assets.   This contract continues through 4/30/11, at which time, the Service Providers will determine whether or not to renew or revise it.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
MFS® Variable Insurance Trust-
MFS® Growth Series – Initial Class Shares	0.75%	NA	0.11%	NA	0.86%	NA	NA
MFS® Research Series – Initial Class Shares	0.75%	NA	0.15%	NA	0.90%	NA	NA
MFS® Research Bond Series – Initial Class Shares	0.50%	NA	0.12%	NA	0.62%	NA	NA
MFS® Strategic Income Series – Initial Class Shares	0.70%	NA	0.48%	NA	1.18%	0.38%21	0.80%
MFS® Total Return Series – Initial Class Shares	0.75%	NA	0.07%	NA	0.82%	NA	NA
MFS® Utilities Series – Initial Class Shares	0.73%	NA	0.09%	NA	0.82%	NA	NA

21 MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses such that “Total Portfolio Annual Operating Expenses After Reimbursement” do not exceed 0.80% of the Fund’s average daily net assets annually for Initial Class shares. This written agreement will continue until modified by a vote of the Fund’s Board of Trustees, but such agreement will continue until at least April 30, 2011.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Seligman Portfolios, Inc.22
Seligman Capital Portfolio – Class 2	0.36%	0.25%	0.97%	NA	1.58%	0.34%23	1.24%23
Seligman Communications and Information Portfolio – Class 2	0.71%	0.25%	0.36%	NA	1.32%	0.08%23	1.24%23
Seligman Smaller-Cap Value Portfolio – Class 2	0.94%	0.25%	0.28%	NA	1.47%	0.20%24	1.27%24

22 The expense ratios have been adjusted to reflect current fees.
23 The investment manager and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until April 30, 2011, unless sooner terminated at the sole discretion of the Fund’s Board of Directors. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any) will not exceed 1.24% for Class 2.
24 The investment manager and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until April 30, 2011, unless sooner terminated at the sole discretion of the Fund’s Board of Directors. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any) will not exceed 1.27% for Class 2.

EXAMPLE OF CHARGES

This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.  The example shows the maximum costs of investing in the Contract, including Owner transaction expenses, the annual administration fee, Variable Account charges, the Enhanced Combination Guaranteed Minimum Death Benefit Option (“GMDB”) charge, a monthly Guaranteed Minimum Withdrawal Benefit (“GMWB”) charge of 0.10% multiplied by the Guaranteed Withdrawal Balance, and highest annual portfolio operating expenses for the year ended December 31, 2009.  The example also shows the same maximum costs of investing in the Contract, but reflecting the lowest annual portfolio operating expenses.  Further, the example shows what your costs would be if you did not elect the optional Guaranteed Minimum Withdrawal Benefit and the optional Enhanced Combination Guaranteed Minimum Death Benefit Option.

The example assumes that you invest $10,000 in the Contract for the time periods indicated.  The example also assumes that your investment has a 5% return each year.

(1) If the Contract is surrendered or is paid out under a Non-Life Payment Option at the end of the applicable time period:

Maximum Portfolio Expenses with the Enhanced Combination GMDB and with GMWB

1 year	3 years	5 years	10 years
$1,212.76	$2,107.54	$2,911.61	$4,920.29

Maximum Portfolio Expenses without the Enhanced Combination GMDB and without GMWB

1 year	3 years	5 years	10 years
$1,071.94	$1,697.64	$2,242.45	$3,652.69

Minimum Portfolio Expenses with the Enhanced Combination GMDB and with GMWB

1 year	3 years	5 years	10 years
$1,070.75	$1,694.10	$2,236.54	$3,640.77

Minimum Portfolio Expenses without the Enhanced Combination GMDB and without GMWB

1 year	3 years	5 years	10 years
$927.71	$1,264.00	$1,510.41	$2,135.93

(2) If the Contract is not surrendered or is paid out under a Life Payment Option at the end of the applicable time period:

Maximum Portfolio Expenses with the Enhanced Combination GMDB and with GMWB

1 year	3 years	5 years	10 years
$493.19	$1,478.68	$2,462.97	$4,920.29

Maximum Portfolio Expenses without the Enhanced Combination GMDB and without GMWB

1 year	3 years	5 years	10 years
$341.13	$1,038.84	$1,757.65	$3,652.69

Minimum Portfolio Expenses with the Enhanced Combination GMDB and with GMWB

1 year	3 years	5 years	10 years
$339.88	$1,035.11	$1,751.51	$3,640.77

Minimum Portfolio Expenses without the Enhanced Combination GMDB and without GMWB

1 year	3 years	5 years	10 years
$185.41	$573.64	$986.28	$2,135.93

The example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction).

Please remember that the example is an illustration and does not represent past or future expenses.  Your actual expenses may be higher or lower than those shown.  Similarly, your rate of return may be more or less than the 5% assumed in the example.

The example above assumes that we assess no transfer charges or premium taxes.  The annual administration fee is $30.00 for Contracts with a Contract Value less than $50,000 at the beginning of the Contract Year.  There is no administration fee for Contracts with a Contract Value greater than or equal to $50,000 at the beginning of the Contract Year.  As of 12/31/09, the average Contract Value is equal to $84,194.85 with an average administration fee equal to $13.93.  This translates the annual administrative fee into a 0.139% charge on a $10,000 investment for the purposes of the example.

You should not consider the assumed expenses in the example to represent past or future expenses.  Actual expenses may be greater or less than those shown.  The assumed 5% annual rate of return is hypothetical and you should not view it as a representation of past or future annual returns.  Actual returns may be greater or less than the assumed amount.

The various Funds themselves or their investment advisers provided the expense information regarding the Funds.  The Funds and their investment advisers are not affiliated with us.  While we have no reason to doubt the accuracy of these figures provided by these non-affiliated Funds, we have not independently verified the figures.

CONDENSED FINANCIAL INFORMATION

Condensed financial information containing the accumulation unit value listing appears at the end of this Prospectus.

KANSAS CITY LIFE, THE VARIABLE ACCOUNT AND THE FUNDS

KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Insurance Company is a stock life insurance company, which was organized under the laws of the State of Missouri on May 1, 1895.  Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.

We are regulated by the Department of Insurance of the State of Missouri as well as by the insurance departments of all other states and jurisdictions in which we do business.  We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions.  We also file the forms for the Contract described in this Prospectus with insurance officials in each state and jurisdiction in which Contracts are sold.

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT

We established the Variable Account as a separate investment account under Missouri law on January 23, 1995.  This Variable Account supports the Contracts and may be used to support other variable annuity insurance contracts and for other purposes as permitted by law.  The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and is a “separate account” within the meaning of the federal securities laws.  We have established other separate investment accounts that may also be registered with the SEC.

The Variable Account is divided into Subaccounts.  The Subaccounts available under the Contract invest in shares of corresponding Fund Portfolios.  The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus.  We own the assets in the Variable Account.

We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account.  We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct.  We are obligated to pay all benefits provided under the Contracts.

THE FUNDS

Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act.  However, the SEC does not supervise their management, investment practices or policies.  Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts.  The investment objectives of each of the Portfolios are described below.

Certain Subaccounts invest in Portfolios that have similar investment objectives and/or policies.  Therefore, before choosing Subaccounts, carefully read the individual prospectuses for the Funds along with this Prospectus.

The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or manager.  The investment results of the Portfolios, however, may be higher or lower than the results of such other funds.  There can be no assurance that the investment results of any of the Portfolios will be comparable to the investment results of any other funds, even if the other fund has the same investment adviser or manager.

Not all Funds may be available in all states.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. Capital Appreciation Fund – Series I Shares (formerly AIM V.I. Capital Appreciation Fund – Series I Shares) (Manager: Invesco Advisers, Inc. (“Invesco”)). The Fund’s investment objective is long-term growth of capital.  The Fund invests primarily in equity securities of issuers of all market capitalizations.

Invesco V.I. Core Equity Fund – Series I Shares (formerly AIM V.I. Core Equity Fund – Series I Shares) (Manager: Invesco Advisers, Inc. (“Invesco”)).  The Fund’s investment objective is long-term growth of capital.  The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes) in equity securities.

Invesco V.I. Technology Fund – Series I Shares (formerly AIM V.I. Technology Fund – Series I Shares) (Manager: Invesco Advisers, Inc. (“Invesco”)). The Fund’s investment objective is long-term growth of capital.  The Fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities of issuers engaged primarily in technology-related industries.  Effective July 31, 2010, the preceding sentence will be replaced by the following:  The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes) in securities of issuers engaged primarily in technology-related industries.

American Century Variable Portfolios, Inc.

American Century VP Capital Appreciation Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Capital Appreciation Fund is to seek capital growth.

American Century VP Income & Growth Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Income & Growth Fund is to seek capital growth by investing in common stocks.  Income is a secondary objective.

American Century VP International Fund – Class I (Manager: American Century Global Investment Management, Inc.).  The investment objective of American Century VP International Fund is to seek capital growth.

American Century VP Mid Cap Value Fund – Class I (Manager: American Century Investment Management, Inc.). The investment objective of American Century VP Mid Cap Value Fund is to seek long-term capital growth. Income is a secondary objective.

American Century VP Ultra® Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Ultra® Fund is to seek long-term capital growth.

American Century VP Value Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Value Fund is to seek long-term capital growth.  Income is a secondary objective.

American Century Variable Portfolios II, Inc.

American Century VP Inflation Protection Fund – Class II (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Inflation Protection Fund is to pursue long-term total returns using a strategy that seeks to protect against U.S. inflation.

Calamos® Advisors Trust

Calamos Growth and Income Portfolio (Manager: Calamos Asset Management, Inc.).  The Calamos Growth and Income Portfolio’s investment objective is high long-term total return through growth and current income.

Dreyfus Variable Investment Fund

Appreciation Portfolio – Initial Shares (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Fayez Sarofim & Co.). The Fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the Fund normally invests at least 80% of its assets in common stocks. The Fund focuses on “blue chip” companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. In choosing stocks, the Fund first identifies economic sectors it believes will expand over the next three to five years or longer. Using fundamental analysis, the Fund then seeks companies within these sectors that have proven track records and dominant positions in their industries. The Fund also may invest in companies which it considers undervalued in terms of earnings, assets or growth prospects. The Fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%. A low portfolio turnover rate helps reduce the Fund’s trading costs and minimizes tax liability by limiting the distribution of capital gains. The Fund typically sells a stock when the portfolio manager believes there is a significant adverse change in a company’s business fundamentals that may lead to a sustained impairment in earnings prospects.

Opportunistic Small Cap Portfolio – Initial Shares (formerly Developing Leaders Portfolio – Initial Shares) (Manager: The Dreyfus Corporation).  The Fund seeks capital growth. Effective on or about April 19, 2010, the Fund will normally invest at least 80% of its net assets in the stocks of small-cap companies and the Fund will consider small-cap companies to be those companies with market capitalizations that fall within the range of companies in the Russell 2000 Index, at the time of purchase. As if 12/31/09, the market capitalization range of the Russell 2000 Index was approximately $13 million to $5 billion. The Fund will be able to invest up to 20% of its asset in stocks of companies with market capitalizations outside the new range. Effective February 8, 2010, stocks are selected for the Fund’s portfolio based primarily on bottom-up fundamental analysis. The Fund’s portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation trigger. Intrinsic value is based on the combination of the valuation assessment of the company’s operating divisions with the firm’s economic balance sheet. Mid-cycle estimates, growth prospects and competitive advantages are some of the factors used in the valuation assessment. A company’s stated and hidden liabilities and assets are included in the portfolio managers’ economic balance sheet calculation. Sector overweights and underweights are a function of the relative attractiveness of securities within the Fund’s investable universe. The Fund’s portfolio managers invest in stocks that they believe have attractive reward to risk opportunities and may actively adjust the Fund’s portfolio to reflect new developments.  In general, the Fund’s portfolio managers seek exposure to securities and sectors that are perceived to be attractive from a valuation and fundamental standpoint. The Fund’s sector weightings and risk characteristics are a result of bottom-up fundamental analysis and may vary from those of the Russell 2000 Index, the Fund’s benchmark, at any given time. The Russell 2000 Index is an unmanaged index that measures the performance of the small capitalization sector of the U.S. equity market.

Dreyfus Stock Index Fund, Inc. – Initial Shares (Manager: The Dreyfus Corporation). The Fund seeks to match the total return of the Standard & Poor’s® 500 Composite Stock Price Index. To pursue this goal, the Fund generally invests in all 500 stocks in the S&P 500® Index in proportion to their weighting in the index.  The Fund attempts to have a correlation between its performance and that of the S&P 500 Index of at least .95 before expenses. A correlation of 1.00 would mean that the Fund and the index were perfectly correlated.  The S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. S&P weights each company’s stock in the index by its market capitalization (i.e., the share price times the number of shares outstanding), adjusted by the number of available float shares (i.e., those shares available to public investors) divided by the company’s total shares outstanding, which means larger companies with more available float shares have greater representation in the index than smaller ones. The Fund also may use stock index futures as a substitute for the sale or purchase of securities.

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares (Manager: The Dreyfus Corporation).  The Fund seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the Fund, under normal circumstances, invests at least 80% of its assets in the common stocks of companies that, in the opinion of the Fund’s management, meet traditional investment standards determined as described below and conduct their business in a manner that contributes to the enhancement of the quality of life in America.  The Fund’s investment strategy combines a disciplined investment process that consists of computer modeling techniques, fundamental analysis and risk management with a social investment process. In selecting stocks, the portfolio managers begin by using computer models to identify and rank stocks within an industry or sector, based on several characteristics, including:  value, or how a stock is priced relative to its perceived intrinsic worth; growth, in this case the sustainability or growth of earnings; and financial profile, which measures the financial health of the company.  Next, based on fundamental analysis, the portfolio managers designate the most attractive of the higher ranked securities as potential purchase candidates, drawing on a variety of sources, including company management and internal as well as Wall Street research. The portfolio managers manage risk by diversifying across companies, industries and sectors, seeking to dilute the potential adverse impact from a decline in value of any one stock, industry or sector.

Federated Insurance Series

Federated Capital Appreciation Fund II (Manager: Federated Equity Management Company of Pennsylvania).  The investment objective of the Federated Capital Appreciation Fund II is to seek capital appreciation by investing primarily in equity securities of large- and mid-cap companies.

Federated High Income Bond Fund II (Manager: Federated Investment Management Company).  The investment objective of the Federated High Income Bond Fund II is to seek high current income.  The Fund pursues its investment objective by investing primarily in a diversified portfolio of high quality, lower-rated corporate bonds (also known as “junk bonds”).

Federated Prime Money Fund II (Manager: Federated Investment Management Company).  The investment objective of the Federated Prime Money Fund II is to provide current income consistent with stability of principal and liquidity.  The Fund invests primarily in a portfolio of short-term, high-quality, fixed-income securities issued by banks, corporations and the U.S. government. The Fund will have a dollar-weighted average portfolio maturity of 90 days or less.

Fidelity® Variable Insurance Products Contrafund® Portfolio

VIP Contrafund® Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company; Sub-Investment Advisors:  FMR Co., Inc., Fidelity Management & Research (U.K.), Inc., Fidelity Research & Analysis Company; Fidelity Investments Japan Limited; Fidelity International Investment Advisors; Fidelity International Investment Advisors (U.K.) Limited).  The investment objective of the VIP Contrafund® Portfolio is to seek long-term capital appreciation.

Fidelity® Variable Insurance Products

VIP Freedom Income Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc.).  The investment objective of the VIP Freedom Income Portfolio is to seek high total return with a secondary objective of principal preservation.

VIP Freedom 2010 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc.).  The investment objective of the VIP Freedom 2010 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2015 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc.). The investment objective of the VIP Freedom 2015 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2020 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc.).  The investment objective of the VIP Freedom 2020 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2025 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc.). The investment objective of the VIP Freedom 2025 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2030 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc.).  The investment objective of the VIP Freedom 2030 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2035 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc.).  The investment objective of the VIP Freedom 2035 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2040 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc.).  The investment objective of the VIP Freedom 2040 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2045 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc.).  The investment objective of the VIP Freedom 2045 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2050 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc.).  The investment objective of the VIP Freedom 2050 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate Securities Fund – Class 2 (Manager: Franklin Templeton Institutional, LLC).  The investment goal of the Franklin Global Real Estate Securities Fund is to seek high total return. The Fund normally invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.

Franklin Small-Mid Cap Growth Securities Fund – Class 2 (Manager: Franklin Advisers, Inc.).  The investment goal of the Franklin Small-Mid Cap Growth Securities Fund is to seek long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies.

Templeton Developing Markets Securities Fund – Class 2 (Manager: Templeton Asset Management Ltd.).  The investment goal of the Templeton Developing Markets Securities Fund is to seek long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments.

Templeton Foreign Securities Fund – Class 2 (Manager: Templeton Investment Counsel, LLC).  The investment goal of the Templeton Foreign Securities Fund is to seek long-term capital growth.  The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

JPMorgan Insurance Trust

JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.  Under normal circumstances, at least 80% of the Portfolio’s Assets will be invested in equity securities of mid cap companies, including common stock and debt securities and preferred stocks both of which are convertible into common stock.  "Assets" mean net assets, plus the amount of borrowings for investment purposes.

JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks capital growth over the long term. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of small cap companies.  "Assets" mean net assets, plus the amount of borrowings for investment purposes.

JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks to provide high total return from a portfolio of selected equity securities.  Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of U.S. companies.  "Assets" mean net assets, plus the amount of borrowings for investment purposes.

MFS® Variable Insurance Trust

MFS® Growth Series – Initial Class Shares (Manager:  MFS® Investment Management).  The Fund's investment objective is to seek capital appreciation. The Fund’s objective may be changed without shareholder approval.

MFS® Research Series – Initial Class Shares (Manager:  MFS® Investment Management).  The Fund's investment objective is to seek capital appreciation. The Fund’s objective may be changed without shareholder approval.

MFS® Research Bond Series – Initial Class Shares (Manager:  MFS® Investment Management). The Fund's investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation. The Fund’s objective may be changed without shareholder approval.

MFS® Strategic Income Series – Initial Class Shares (Manager:  MFS® Investment Management).  The Fund's investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The Fund’s objective may be changed without shareholder approval.

MFS® Total Return Series – Initial Class Shares (Manager:  MFS® Investment Management).  The Fund's investment objective is to seek total return. The Fund’s objective may be changed without shareholder approval.

MFS® Utilities Series – Initial Class Shares (Manager:  MFS® Investment Management). The Fund's investment objective is to seek total return. The Fund’s objective may be changed without shareholder approval.

Seligman Portfolios, Inc.

Seligman Capital Portfolio – Class 2 (Manager:  RiverSource Investments, LLC.).  The Fund’s investment objective is to seek to provide shareholders with capital appreciation.  The Fund invests primarily in the common stock of medium-sized U.S. companies.

Seligman Communications and Information Portfolio – Class 2 (Manager:  RiverSource Investments, LLC.).  The Fund’s investment objective is to seek to provide shareholders with capital gain.  Under normal market conditions, the Fund will invest at least 80% of its net assets in the securities of companies operating in the communications, information, and related industries.

Seligman Smaller-Cap Value Portfolio – Class 2 (Manager:  RiverSource Investments, LLC.).  The Fund’s investment objective is to seek to provide shareholders with long-term capital appreciation.  Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in the common stock of “value” companies with smaller market capitalizations ($3 billion or less) at the time of purchase by the Fund.

There is no assurance that the Funds will achieve their stated objectives and policies.

See the current prospectus for each Fund that accompanies this Prospectus as well as the current Statement of Additional Information for each Fund.  These important documents contain more detailed information regarding all aspects of the Funds.  Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of premium payments or transfers among the Subaccounts.  There is no assurance that the Federated Prime Money Fund II Subaccount will be able to maintain a stable net asset value per share.  You should know that during extended periods of low interest rates, and partly as a result of insurance charges, the yields of the Federated Prime Money Fund II Subaccount may also become extremely low and possibly negative.

We cannot guarantee that each Fund or Portfolio will always be available for the Contracts, but in the event that a Fund or Portfolio is not available, we will take reasonable steps to secure the availability of a comparable fund.  Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge.

We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor we may consider during the selection process is whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates.  We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Variable Account Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Fund.  You bear the risk of any decline in the Variable Account Value of your Contract resulting from the performance of the Funds you have chosen.

We (or our affiliates) may receive payments from a Fund’s investment adviser (or its affiliates).  These payments may be used for any corporate purpose, including payment of expenses that Kansas City Life and/or its affiliates incur in promoting, marketing, and administering the Contracts and, in its role as an intermediary, the Funds.  Kansas City Life and its affiliates may profit from these payments.  These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets.  Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds’ prospectuses for more information)  This compensation is not reflected in fees and expenses listed in the fee table set forth in each Fund's prospectus.  The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue.  These percentages differ and some advisers (or affiliates) may pay us (or our affiliates) more than others.  Currently, these percentages range from 0.15% to 0.25%.

Additionally, an investment adviser or sub-adviser of a Fund or its affiliates may provide Kansas City Life with wholesaling services that assist in the distribution of the Contracts and may pay Kansas City Life and/or certain of our affiliates amounts to participate in sales meetings.  These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act.  The Distribution Plan is described in more detail in the underlying Fund’s prospectus.  (See “FEE TABLE – ANNUAL PORTFOLIO OPERATING EXPENSES” and “SALE OF THE CONTRACTS”)  The payments are deducted from assets of the Funds and are paid to our distributor, Sunset Financial Services, Inc. (“Sunset Financial”).  These payments decrease the Fund’s investment return.

We make certain payments to Sunset Financial Services, Inc., principal underwriter for the Contracts.  (See “SALE OF THE CONTRACTS”)

RESOLVING MATERIAL CONFLICTS

The Funds presently serve as the investment medium for the Contracts.  In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.

We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts.  However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds.  Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under section 401 of the Internal Revenue Code (“Code”).  As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans.  In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter.  The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts.  See the accompanying prospectuses of the Funds for more information.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase.  If the shares of a Portfolio are no longer available for investment, or for any other reason in our sole discretion we decide that further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management investment company.  The substituted fund may have different fees and expenses.  Substitutions may be made with respect to existing investments or the investment of future premiums or both.  We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrants or for any reason in our sole discretion.  We will determine on what basis we might make any new Subaccounts available to existing Contract Owners.  We may close Subaccounts to allocation of premiums or Contract Value, or both, at any time in our sole discretion.

If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change.  If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:

•	operate the Variable Account as a management investment company under the 1940 Act;
•	de-register it under that Act if registration is no longer required;
•	combine it with other Kansas City Life separate accounts; or
•	make any changes required by the 1940 Act.

VOTING RIGHTS

We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds.  As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts.  We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.

We will solicit voting instructions from you, as required by applicable law or regulation, before any Fund shareholder meeting.  Your votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares.  We will determine the number of votes attributable to a Subaccount by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount.  The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote.  We will vote shares held by a Subaccount for which we have no instructions and any shares held in our General Account in the same proportion as those shares for which we do receive voting instructions.  This means that a small number of Owners may control the outcome of the vote.

DESCRIPTION OF THE CONTRACT

The Contract is a variable annuity that provides accumulation of Variable Account Value based on the performance of Subaccounts within the Kansas City Life Variable Annuity Separate Account.  You may also allocate a portion of your premiums to our Fixed Account.  We provide options such as the Dollar Cost Averaging Plan, the Portfolio Rebalancing Plan and the Systematic Partial Surrender Plan.  The Contract offers only fixed annuity payment options.

Contracts issued in your state may provide different features and benefits from those described in this Prospectus.  Differences could include the length of the free-look period and the calculation of the free-look refund, maturity date and annuitization, and under payments or over payments due to misstatement of age or sex.  In addition, optional riders may not be available in all states.  See your Contract for specific variations.  Your registered representative may also provide you with additional information about state variations.

PURCHASING A CONTRACT

The maximum Issue Age for which we issue a Contract is 80.  However, for Qualified Contracts with an Issue Age of 70½ or greater, tax laws may require that distributions begin immediately.  We may issue Contracts above the maximum Issue Age under certain circumstances.  We may issue Contracts in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code.

The Annual Ratchet and Enhanced Combination Guaranteed Minimum Death Benefit Options are only available at issue of the Contract.  The Annual Ratchet option is available for Annuitants with Issue Ages of 75 and below and the Enhanced Combination option is only available for Annuitants with Issue Ages of 70 and below.  The Guaranteed Minimum Death Benefit Options are offered only in the states where we have received regulatory approval.

The minimum initial premium that we accept is a single premium of $10,000.  You may pay additional premium payments at any time while the Annuitant is alive and before the Maturity Date.  These payments must be at least $50.  We may limit the number and amount of additional premium payments (where permitted).

REPLACEMENT OF CONTRACTS

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract.  You should replace your existing insurance only when you determine that the Contract is better for you.  The charges and benefits of your existing insurance may be different from a Contract purchased from us.  You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new surrender charge period.

You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free.  If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender.  Also, because we will not issue the Contract until we have received an initial premium from your existing insurance company, the issuance of the Contract may be delayed.

FREE-LOOK PERIOD

You may cancel your Contract for a refund during your "free-look" period.  The free look period applies for the 10 days after you receive the Contract.  When we receive the returned Contract at our Home Office, we will cancel the Contract.  The amount that we will refund will vary according to state requirements.  Most states allow us to refund Contract Value.  In those states, we will return an amount equal to the Contract Value.  We will determine the amount of the Contract Value as of the earlier of:

•	the date the returned Contract is received by us at our Home Office; or
•	the date the returned Contract is received by the registered representative who sold you the Contract.

A few states require a return of the greater of premium payments or Contract Value.  In these states, we will refund the greater of:

•	the premiums paid under the Contract; and
•	the Contract Value as of the earlier of:
•	the date the returned Contract is received by us at our Home Office; or
•	the date the returned Contract is received by the registered representative who sold you the Contract.

Some states permit only the return of premiums even if this amount is less than what we would have returned otherwise.  In all states, we will also refund the $30 annual administration fee, if it was deducted prior to the return of the Contract.

ALLOCATION OF PREMIUMS

At the time of application, you select how we will allocate premiums among the Subaccounts and the Fixed Account.  You can change the allocation percentages at any time by sending Written Notice to us.  You may also change your allocation by telephone, facsimile, and electronic mail if you have provided proper authorization.  (See “TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS”)

Our procedures for allocation of premiums during the free-look period vary by state, based on the amount that each state requires to be refunded if the Contract is returned within the free-look period:

•	for Contracts sold to residents of states that allow refund of Contract Value, we will immediately allocate premiums according to the allocation you requested; and
•
for Contracts sold as an Individual Retirement Annuity or to residents of states that require either the refund of premiums paid or the refund of the greater of Contract Value or premiums paid, we will allocate premiums received during a 15-day period following the Contract Date to the Federated Prime Money Fund II Subaccount for that 15-day period.  At the end of this 15-day period, we will allocate the amount in the Federated Prime Money Fund II Subaccount according to your allocation instructions.

We will allocate the initial premium within two business days of when we receive the premium at our Home Office.  In order to allocate the premium in this time frame, you must properly complete the application and it must include all the information necessary to process it, including payment of the initial premium.  If the application is not properly completed, we will retain the premium for up to five business days while we attempt to complete the application.  If the application is not complete at the end of the 5-day period, we will inform you of the reason for the delay.  We will also return the initial premium immediately, unless you specifically consent to our keeping the premium until the application is complete.  Once the application is complete, we will allocate the initial premium within two business days.  There may be delays in our receipt of application that are outside of our control because of the failure of the registered representative to forward the application to us promptly, because the application was sent to the wrong address, or because of delays in determining that the Contract is suitable for you.  Any such delays will affect when your Contract is issued and when your premium is allocated among the Subaccounts and/or the Fixed Account.

We will allocate subsequent premiums at the end of the Valuation Period in which we receive the premium payment at our Home Office.  Premiums received at our Home Office before the New York Stock Exchange closes are priced using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a premium payment after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular session of the New York Stock Exchange.  We will credit amounts to the Subaccounts only on a Valuation Day, that is, on a date the New York Stock Exchange is open for trading.

The values of the Subaccounts will vary with their investment experience, so that you bear the entire investment risk with respect to the Variable Account Value.  You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.

If mandated under applicable law, we may be required to reject a premium payment.  We may also be required to provide additional information about you or your account to government regulators.  In addition, we may be required to block an Owner’s account and thereby refuse to pay any request for transfers, surrenders, loans, annuity payments, or death benefits, until instructions are received from the appropriate regulator.

DETERMINATION OF CONTRACT VALUE

The Contract Value is the sum of the Variable Account Value and the Fixed Account Value.

VARIABLE ACCOUNT VALUE

The Variable Account Value reflects the following:

•	the investment experience of the selected Subaccounts;
•	premiums paid;
•	surrenders;
•	transfers;
•	charges assessed in connection with the Contract;
•	Contract loan balance; and
•	bonuses paid on the Monthly Anniversary Date.

There are two bonuses that will be credited to the Variable Account Value.  The first bonus is credited to Contracts on each Monthly Anniversary Date where the Contract Value is greater than or equal to $100,000 on that date.  The monthly amount of this bonus equals 0.0125% of the Variable Account Value, which equals 0.15% on an annualized basis.

The second bonus is credited to all Contracts, regardless of size.  After the eighth Contract Year, this bonus will be credited each Monthly Anniversary Date to the Variable Account Value.  The amount of this bonus equals 0.01665% of the Variable Account Value, which equals 0.20% on an annualized basis.

Both of the bonuses are guaranteed.  We will not attempt to recapture the bonus at any time, including upon surrender, death or election of an annuity option.  Each of the bonuses, if applicable, is paid on the Variable Account Value on the Monthly Anniversary Date.  Please note that because a bonus will increase Variable Account Value, charges that are based on a percentage of Variable Account Value also will increase.

There is no guaranteed minimum Variable Account Value.  Since a Contract's Variable Account Value on any future date depends upon a number of factors, it cannot be predetermined.

Calculation of Variable Account Value.  We calculate the Variable Account Value on each Valuation Date.  Its value will be the sum of the values attributable to the Contract in each of the Subaccounts.  We will determine the amount for each Subaccount by multiplying the Subaccount's unit value on the Valuation Date by the number of Subaccount accumulation units allocated to the Contract.  The unit value of a Subaccount may increase, decrease, or remain the same.

Determination of Number of Accumulation Units.  We will convert any amounts allocated to a Subaccount into accumulation units of that Subaccount.  We determine the number of accumulation units credited to the Contract by dividing the dollar amount allocated to the Subaccount by the unit value for that Subaccount at the end of the Valuation Period during which the amount was allocated.

We will increase the number of accumulation units in any Subaccount at the end of the Valuation Period by:

•	any premiums allocated to the Subaccount during the current Valuation Period; and
•	transfers to the Subaccount from another Subaccount or from the Fixed Account during the current Valuation Period; and
•	bonuses credited on the Monthly Anniversary Date.

We will decrease the number of accumulation units in any Subaccount at the end of the Valuation Period by:

•	amounts transferred from the Subaccount to another Subaccount or the Fixed Account including any applicable transfer fee;
•	amounts surrendered (including applicable charges) during the current Valuation Period; and
•	the pro rata portion of the monthly Guaranteed Minimum Death Benefit charge assessed on the Monthly Anniversary Day.

The number of units in any Subaccount will also be reduced at the beginning of each Contract Year by a pro rata share of the $30 annual administration fee.

Net Investment Factor.  We will calculate a net investment factor on each Valuation Day.  A Subaccount's net investment factor measures the investment performance of an accumulation unit in that Subaccount during a Valuation Period.  The formula for the net investment factor equals:

(X/Y) – Z

where "X" equals the sum of:

•	the net asset value per accumulation unit held in the Subaccount at the end of the current Valuation Day; plus
•	the per accumulation unit amount of any dividend or capital gain distribution on shares held in the Subaccount during the current Valuation Day; less
•	the per accumulation unit amount of any capital loss distribution on shares held in the Subaccount during the current Valuation Day; less

•	the per accumulation unit amount of any taxes or any amount set aside during the Valuation Day as a reserve for taxes.

"Y" equals the net asset value per accumulation unit held in the Subaccount as of the end of the immediately preceding Valuation Day; and

"Z" equals the charges we deduct from the Subaccount on a daily basis.  These charges equal the sum of the asset-based administration charge and the mortality and expense risk charge.  The asset-based administration charge equals 0.15% on an annual basis.  The mortality and expense risk charge equals 1.25% on an annual basis.

Determination of Unit Value.  We arbitrarily set the value of an accumulation unit for each of the Subaccounts at $10 when the first investments were bought.  The accumulation unit value for each subsequent Valuation Period is equal to:

A x B

"A" is equal to the Subaccount's accumulation unit value for the end of the immediately preceding Valuation Day; and

"B" is equal to the net investment factor for the current Valuation Day.

This accumulation unit value may increase or decrease from day to day based on investment results.

TRANSFER PRIVILEGE

After the free-look period and before the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account.  Transfers are subject to the following restrictions:

•	the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;
•	we will treat a transfer request that would reduce the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;
•
we currently have no limit on the number of transfers that you can make between Subaccounts or to the Fixed Account.  However, you can make only one transfer from the Fixed Account each Contract Year.  (See "TRANSFERS FROM FIXED ACCOUNT" for restrictions); and

•	we have the right, where permitted, to suspend or modify this transfer privilege at any time. Any suspension or modification of this privilege will be communicated in writing.

We will make a transfer on the date that we receive Written Notice requesting the transfer.  You may also make transfers by telephone, facsimile and electronic mail if you have provided proper authorization, unless, in accordance with our policies and procedures regarding frequent transfers among Subaccounts, we require you to provide us with a Written Request for transfers.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS")  Transfer requests made in writing, by facsimile, or by electronic mail must be received, and transfer requests made by telephone must be completed, before 3:00 p.m. Central Time to receive same-day pricing of the transaction.  Transfer requests received (or completed) before the New York Stock Exchange closes are priced using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a transfer request after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange.

The first six transfers during each Contract Year are free.  We will charge a $25 transfer processing fee for all transfers during a Contract Year in addition to the six free ones.  For the purpose of charging the fee, we will consider each request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that request.  We will deduct the transfer processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

Frequent Transfers Among Subaccounts. Frequent requests from Owners to transfer Contract Value between Subaccounts may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by a Portfolio and the reflection of that change in the Portfolio's share price.  Frequent transfers may also increase brokerage and administrative costs of the Portfolios, and may interfere with the efficient management of a Portfolio, requiring it to maintain a high cash position and possibly result in lost investment opportunities and forced liquidations.  Accordingly, frequent transfers may adversely affect the long-term performance of the Portfolios, which, in turn, may adversely affect other Owners and persons with interests under the Contracts (e.g., Annuitants or Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfer activity among Subaccounts.  Our procedures for detecting frequent transfer activity involve examining the number of transfers made by an Owner within given periods of time.  Currently, we monitor for 12 or more transfers in a Contract within a calendar year.  For purposes of applying the parameters used to detect frequent transfer activity, we will aggregate transfers made on the same Valuation Day under multiple contracts owned by the same Owner.  However, we do not aggregate transfers made pursuant to the Dollar Cost Averaging Plan and the Portfolio Rebalancing Plan.

If transfer activity violates our established parameters for detecting frequent transfers, we review those transfers to determine if, in our judgment, the transfers are potentially harmful frequent transfer activity.  If, in our sole opinion, a pattern of excessive transfers develops or a transfer is not in the best interests of one or more Owners, we either will suspend the transfer privilege or will apply limitations or modifications to transfers to or from one or more of the Subaccounts.  We will communicate to Owners in writing any suspension or limitation or modification of the transfer privilege.  Our policies and procedures specify the following as limitations that will be applied to deter excessive transfers:

•	the requirement of a minimum time period between each transfer;
•	not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;
•	limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time;
•	implementing and administering redemption fees imposed by one or more of the Funds in the future; and
•	requiring that a Written Request be provided to us at our Home Office, signed by an Owner.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, including our judgment as to what parameters to use to detect potentially harmful frequent transfer activity and what particular limitation of the five possible limitations described above to apply to deter excessive transfers when a particular instance of potentially harmful transfer activity is detected.  Our ability to detect and apply specific limitations to such transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners to avoid such detection.  We apply our procedures consistently to Owners without special arrangement, waiver or exception.  However, we may vary our procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others.  There is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts.

In our sole discretion, we may at any time and without prior notice revise any procedures we follow as necessary:  to better detect and deter frequent, large, or short-term transfers that may adversely affect Owners and other persons with interests under the Contracts; to comply with state or federal regulatory requirements; or to impose additional or alternate restrictions (such as percentage limits on transfers) on Owners engaging in frequent transfer activity among the Subaccounts.  We also may not process a transfer request if the Subaccount affected by the transfer is unable to purchase or redeem shares of its corresponding Fund Portfolio because of actions taken or limitations imposed by the Fund.

The Funds with Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage frequent transfers among Subaccounts.  You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.  You should be aware that we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us (1) to provide the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.

Owners and other persons with interests under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from other insurance companies or from intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts.  The omnibus nature of these orders may limit a Fund's ability to apply its respective frequent trading policies and procedures.  We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time.  We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of Portfolio shares as a result of a Fund's own policies and procedures on frequent purchase and redemption of Fund shares (even if an entire omnibus order is rejected because or frequent transfer activity of a single Owner).  You should read the Fund prospectuses for more details.

DOLLAR COST AVERAGING PLAN

The Dollar Cost Averaging Plan is an optional feature available with the Contract.  If you elect this plan, it enables you to automatically transfer amounts from the Federated Prime Money Fund II Subaccount to other Subaccounts.  The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time.  We do not guarantee that the Dollar Cost Averaging Plan will result in a gain or prevent a loss.

Transfers under this plan occur on a monthly basis for a period you choose, ranging from 3 to 36 months.  To participate in this plan you must transfer at least $250 from the Federated Prime Money Fund II Subaccount each month.  You may allocate the required amounts to the Federated Prime Money Fund II Subaccount through initial and subsequent premium payments or by transferring amounts into the Federated Prime Money Fund II Subaccount from the other Subaccounts.  Restrictions apply to transfers from the Fixed Account.

You may elect this plan at the time of application by completing the authorization.  You may also elect it at any time after the Contract is issued by completing the election form.  Dollar cost averaging transfers will start on the next Monthly Anniversary Day following the date we receive your request or on the date you request.  We do not impose a charge for participating in this plan.

Once elected, we will process transfers from the Federated Prime Money Fund II Subaccount monthly until:

•	we have completed the number of designated transfers;
•	the value of the Federated Prime Money Fund II Subaccount is completely depleted; or
•	you send us Written Notice instructing us to cancel the monthly transfers.

There is no transfer charge for participation in the Dollar Cost Averaging Plan and transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year.  We have the right to cancel this feature at any time with notice to you.

PORTFOLIO REBALANCING PLAN

The Portfolio Rebalancing Plan is an optional feature available with the Contract.  Under this plan, we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value.  We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which the Portfolio Rebalancing Plan begins.  The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix.  The plan automatically adjusts your portfolio mix to be consistent with your current premium allocation instructions.  If you make a change to your premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new premium allocation.  We do not impose a charge for participating in this plan.

The redistribution will not count as a transfer permitted under the Contract each Contract Year.  If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day the Dollar Cost Averaging Plan ends.  If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution.

You may elect this plan at the time of application by completing the authorization.  You may also elect it at any time after the Contract is issued by completing the election form.  Portfolio rebalancing will terminate when:

•	you request any transfer unless you authorize a new allocation; or

•	the day we receive Written Notice instructing us to cancel the plan.

PARTIAL AND FULL CASH SURRENDERS

Partial Surrenders. You may surrender part of the Cash Surrender Value at any time before your death, the Annuitant’s death and the Maturity Date.  You may submit a Written Notice to the Home Office or provide notice by telephone if you have provided proper authorization to us.  (See “TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS”)  The minimum partial surrender requested must be at least $100.  We will surrender the amount requested from the Contract Value on the date we receive your Written Notice or notice by telephone for the surrender.  We will price a partial surrender request received in good order before the New York Stock Exchange closes using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 pm Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such partial surrender request using the Subaccount accumulation unit value determined at the close of the next regular session of the New York Stock Exchange.  We will deduct any applicable surrender charge from the amount surrendered or from the remaining Contract Value, according to your instructions.  If you instruct us to deduct the surrender charge from the remaining Contract Value and the remaining Contract Value is insufficient to fully cover the surrender charge, we will deduct the unpaid portion of the surrender charge from the amount paid to you.  We will make the surrender from each Subaccount and the Fixed Account based on your instructions.  If the amount requested exceeds the Subaccount and/or Fixed Account Value, we will process the surrender for the amount available and then contact you for further instructions.

Subject to certain restrictions, we will not apply a surrender charge on the first partial surrender of up to 10% of the Contract Value per Contract Year.  (See “SURRENDER CHARGE”)

Systematic Partial Surrender Plan.  The Systematic Partial Surrender Plan enables you to authorize an automatic regular payment of a partial surrender amount.  If you wish to participate in the plan, you should instruct us to surrender a particular dollar amount from the Contract on a monthly, quarterly, semi-annual or annual basis.  The minimum payment under this plan is $100.  We will make the surrender from each Subaccount and the Fixed Account based on your instructions.  If the amount requested exceeds the Subaccount and/or Fixed Account Value, we will process the surrender for the amount available and then contact you for further instructions.

Subject to certain restrictions, we will not apply a surrender charge on the first amounts paid out under the Systematic Partial Surrender Plan of up to 10% of the Contract Value each Contract Year.  (See “SURRENDER CHARGE”)

You may discontinue participation in the Systematic Partial Surrender Plan at any time by sending us Written Notice.

Certain federal income tax consequences may apply to partial and systematic partial surrenders.  You should consult your tax adviser before requesting a partial or systematic partial surrender.  (See “FEDERAL TAX STATUS")

Full Surrender.  You may request a surrender of the Contract for its Cash Surrender Value at any time before the Annuitant’s death and before the Maturity Date.  The Cash Surrender Value will equal the Contract Value less:

•	any applicable surrender charge;
•	any loan balance;
•	any premium taxes payable; and
•	any withholding taxes.

We will determine the Cash Surrender Value on the date we receive Written Notice of surrender and the Contract.  We will price a surrender request received in good order before the New York Stock Exchange closes for normal trading using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such surrender request using the Subaccount accumulation unit value determined at the close of the next regular session of the New York Stock Exchange.

Subject to certain restrictions, we will not apply a surrender charge on up to 10% of the Contract Value when you surrender the Contract.  (See “SURRENDER CHARGE”)

Certain federal income tax consequences may apply to a surrender of the Contract.  You should consult your tax adviser before requesting a surrender.  (See "FEDERAL TAX STATUS")

Restrictions on Distributions from Certain Contracts.  Certain restrictions apply to surrenders and partial surrenders from Contracts used as funding vehicles for Internal Revenue Code section 403(b) retirement plans.  Section 403(b)(11) of the Internal Revenue Code of 1986, as amended, restricts the distribution under section 403(b) annuity contracts of:

•	elective contributions made in years beginning after December 31, 1988;
•	earnings on those contributions; and
•	earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distributions of those amounts may only occur upon:

•	the death of the employee;
•	attainment of age 59 1/2;
•	severance from employment;
•	disability; or
•	financial hardship.

In addition, income attributable to elective contributions may not be distributed in the case of hardship.  Amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.

Pursuant to tax regulations, we generally are required to confirm, with your section 403(b) plan sponsor or otherwise, that surrenders you request from a section 403(b) contract comply with applicable tax requirements before we process your request.

CONTRACT TERMINATION

We may terminate the Contract and pay you the Cash Surrender Value if all of these events simultaneously exist prior to the Maturity Date:

•	you have not paid premiums for at least two years;
•	the Contract Value is less than $2,000; and
•	total premiums paid under the Contract, less any partial surrenders, is less than $2,000.

We will mail a termination notice to you and to the holder of any assignment of record at least six months before we terminate the Contract.  We have the right to automatically terminate the Contract on the date specified in the notice unless we receive an additional premium payment before the termination date specified or the Contract Value has increased to the amount required due to positive investment performance.  This additional premium payment must be for at least the required minimum amount.

CONTRACT LOANS

If your Contract is a section 403(b) TSA Qualified Contract, you may have the option of taking a Contract loan at any time after the first Contract Year if permitted by your employer’s section 403(b) plan.  Pursuant to new tax regulations, we generally are required to confirm, with your section 403(b) plan sponsor or otherwise, that loans you request from a section 403(b) contract comply with applicable tax requirements before we process your request.  You may obtain a loan by submitting Written Notice.  The only security we require is an assignment of the Contract to us.  We allow only one loan per Contract Year.

We will show the current loan amount and any withdrawals for unpaid interest on your annual report.

Amount of Loan Available.  You may borrow up to the least of:

•
$50,000, reduced by the excess (if any) of the highest outstanding loan balance during the one-year period ending on the day before the loan is made over the outstanding loan balance on the day loan is made;

•	the greater of 50% of the Cash Surrender Value of the Contract or $10,000; or
•	the Cash Surrender Value less any outstanding loans, determined as of the date of the loan.

At any time you make a new loan the sum of all prior loans, loan interest outstanding, and the current loan applied for may not exceed the applicable limit described above.  Each loan must be at least $2,500.

Loan Account.  When you make a loan, we will withdraw an amount equal to the loan from the Fixed Account and Variable Account and transfer this amount to the loan account.  The loan account is part of the Fixed Account.  If you do not specify allocation instructions in your loan application, we will withdraw the loan pro rata from all Subaccounts having values and from the Fixed Account.  Amounts transferred to the loan account do not participate in the investment experience of the Fixed Account and the Subaccounts from which they were withdrawn.

Interest Credited on Loaned Amount.  We will pay interest on amounts in the loan account at the minimum guaranteed effective annual interest rate of 3% per year.  We may apply different interest rates to the loan account than the Fixed Account.  Any interest we credit on loaned amounts will remain in the Fixed Account.

Loan Interest Charged.  On each Contract anniversary, we will charge accrued interest on a Contract loan at the maximum rate of 8% per year.  We may establish a lower rate for any period during which the Contract loan is outstanding. Interest is payable at the end of each Contract Year and on the date the loan is repaid.

If we do not receive the loan interest payment by the Contract anniversary, we will transfer the accrued loan interest from the Fixed Account and Subaccounts to the loan account on a pro rata basis.

Repayment of Loan. You must specifically identify any loan repayment as such in order to ensure that it will be applied correctly.  Each loan repayment will result in a transfer of an amount equal to the loan repayment from the loan account to the Fixed Account and/or Subaccounts.  We will use your current premium allocation schedule to allocate the loan repayment, unless you provide specific instructions to allocate the loan repayment differently.  Each loan repayment must be at least $25.

You must repay principal and interest in substantially equal monthly payments over a five-year period.  You are allowed a 31-day grace period from the installment due date.  If a monthly installment is not received within the 31-day grace period, under federal tax law you will be treated as having a deemed distribution of the entire amount of the outstanding principal, interest due, and any applicable charges under this Contract, including any surrender charge.  This deemed distribution may be subject to income and penalty tax under the Code.

Loan Balance.  Loan balance means all unpaid Contract loans and loan interest.  We will deduct any outstanding loan balance from the Contract Proceeds.  We will terminate your Contract if your total loan balance exceeds the Cash Surrender Value of the Contract.  We will mail notice to you at least 31 days before such termination.

Allowing a Contract to terminate under these circumstances could have adverse tax consequences and may adversely affect the treatment of the Contract under Internal Revenue Code section 403(b).

ERISA Plans.  If your section 403(b) TSA Qualified Contract is part of a plan subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), you should consult a qualified legal adviser about compliance with ERISA requirements prior to requesting a Contract loan.  Any loan under this Contract may also be subject to the rules of the plan it is part of. You are responsible for determining whether your plan is subject to, and complies with, ERISA and the Department of Labor regulations governing plan loans.

DEATH BENEFIT BEFORE MATURITY DATE

A death benefit will be paid at the death of either the Annuitant or the Owner of the Contract.  We will determine the amount of and pay the death benefit Proceeds on an individual Contract upon receipt at our Home Office of satisfactory proof of the Owner's or the Annuitant's death before the Maturity Date, plus written direction (from each eligible recipient of death benefit Proceeds) regarding how to pay the death benefit payment, and any other documents, forms and information we need.  Once a death benefit has been paid, the Contract is terminated.  If you are also the Annuitant, the death benefit Proceeds payable will be those payable on the death of the Annuitant.  However, if the Contract is issued with an Owner and an Annuitant who is not the same individual, the benefit will be paid at the first death.  If the Owner predeceases the Annuitant, the Cash Surrender Value of the Contract will be paid to the Beneficiary.  If the Annuitant predeceases the Owner, the Guaranteed Minimum Death Benefit, as described below, will be paid to the Beneficiary.

Calculation of the Guaranteed Minimum Death Benefit.  The Contract provides a Base Guaranteed Minimum Death Benefit Option and also offers two enhanced Guaranteed Minimum Death Benefit Options that can be selected at issue for an additional charge.

The two options are:

•	The Annual Ratchet Guaranteed Minimum Death Benefit Option; and
•	The Enhanced Combination Guaranteed Minimum Death Benefit Option.

The issue requirements and the Monthly Guaranteed Minimum Death Benefit Charge will vary for each Guaranteed Minimum Death Benefit Option as described below.  Any amount we pay in excess of your Contract Value is subject to our financial strength and claims-paying ability.

Base Guaranteed Minimum Death Benefit Option

Under this option we guarantee that the death benefit will be the greater of:

•	premiums paid, proportionately adjusted for partial surrenders, less any loan balance; or
•	the Contract Value less any loan balance on the date we receive proof of the Annuitant's death.

There is no additional charge for the Base Guaranteed Minimum Death Benefit Option.  This option is available at issue and at any time after.

Annual Ratchet Guaranteed Minimum Death Benefit Option

Under this option we guarantee that the death benefit for ages 80 and below will be the greater of:

•	the death benefit calculated under the Base Guaranteed Minimum Death Benefit Option; or
•
the highest Contract Value as of a Contract anniversary during any point the Contract has been in effect on or before the Annuitant’s death.  Any partial surrenders and/or loan balance will be deducted from such Contract Value.

We guarantee that the death benefit for ages above 80 equal the greater of:

•	the Contract Value at the time of death; or
•	the death benefit calculated as described above for ages 80 and below plus any additional premiums paid.

If you elect the Annual Ratchet Guaranteed Minimum Death Benefit Option, the monthly Guaranteed Minimum Death Benefit charge will equal 0.01665% of Variable Account Value, which equals 0.20% of the Variable Account Value on an annualized basis.  This charge is deducted from the Variable Account Value every Monthly Anniversary Day.  (See “MONTHLY GUARANTEED MINIMUM DEATH BENEFIT EXPENSE CHARGE”)  This option is only available at issue of the Contract and is only available to Annuitants with Issue Ages of 75 or below.

Enhanced Combination Guaranteed Minimum Death Benefit Option

Under this option we guarantee that the death benefit for ages 80 and below will be the greatest of:

•	the death benefit calculated under the Base Guaranteed Minimum Death Benefit Option; or
•
premiums paid, accumulated annually at 5% interest until the date of the Annuitant’s death, proportionately adjusted for partial surrenders and deducting any loan balance.  We place a maximum on the amount accumulated at 5% interest of two times the total premiums paid, less surrenders and any loan balance; or

•
the highest Contract Value as of a Contract anniversary during any point the Contract has been in effect on or before the Annuitant’s death. Any loan balance will be deducted from and premiums paid since the last Contract anniversary will be added to such Contract Value and the Contract Value will also be proportionately adjusted for partial surrenders.

We guarantee that the death benefit for ages above 80 equal the greater of:

•	the Contract Value at the time of death; or

•
the value of the Guaranteed Minimum Death Benefit on the Contract anniversary following the Annuitant’s 80th birthday, calculated as described above, adjusted proportionately for partial surrenders, less any loan balance and plus any premiums paid since the Contract anniversary following the Annuitant’s 80th birthday.

If you elect the Enhanced Combination Guaranteed Minimum Death Benefit Option, the monthly Guaranteed Minimum Death Benefit charge will equal 0.02912% of the Variable Account Value, which equals 0.35% of the Variable Account on an annualized basis.  This charge is deducted from the Variable Account Value every Monthly Anniversary Day.  (See "MONTHLY GUARANTEED MINIMUM DEATH BENEFIT EXPENSE CHARGE")  This option is only available at issue of the Contract and is only available to Annuitants with Issue Ages of 70 or below.

Adjustment to Guaranteed Minimum Death Benefit Calculation for Partial Surrenders

We will reduce the Guaranteed Minimum Death Benefit calculation by an amount equal to the percentage of the partial surrender as compared to the Contract Value as of the date of the withdrawal.

Changes in Guaranteed Minimum Death Benefit Options

If you have elected the Annual Ratchet or Enhanced Combination Guaranteed Minimum Death Benefit Options, you may change the option at any time to the Base Guaranteed Minimum Death Benefit Option.  The effective date of change will be the Monthly Anniversary Day on or following the date we receive Written Notice of the change.

Death of Annuitant.  If the Annuitant dies before the Maturity Date while the Owner is alive, we will pay the death benefit Proceeds under the Contract to the Beneficiary.

We will pay the Proceeds to the Beneficiary in a lump sum unless you or the Beneficiary elect a payment option.  If the Annuitant is an Owner, we are required to distribute the Proceeds in accordance with the rules described below in "Death of Owner" for the death of an Owner before the Maturity Date.

No death benefit is payable if the Annuitant dies on or after the Maturity Date.

Death of Owner.  If an Owner dies before the Maturity Date while the Annuitant is alive, federal tax law requires (for a Non-Qualified Contract) that we distribute the Cash Surrender Value (or if an Owner is the Annuitant, the Proceeds payable upon the Annuitant's death) to the Beneficiary within five years after the date of the Owner's death.  If an Owner dies on or after the Maturity Date, we must distribute any remaining payments at least as rapidly as under the payment option in effect on the date of such Owner's death.

These distribution requirements will be considered satisfied as to any portion payable to the benefit of the Beneficiary if:

•	the Proceeds are distributed over the life of that Beneficiary (or a period not exceeding the Beneficiary’s life expectancy);
•	the distributions begin within one year of the Owner’s death; and
•	the Beneficiary is a natural person, not a legal entity such as a corporation or trust.

If the deceased Owner's spouse is the designated Beneficiary, the Contract may be continued with such surviving spouse as the new Owner.  In this situation, if the Beneficiary wants to leave the Contract in force and the death benefit due to the Beneficiary is greater than the Contract Value; we will increase the Contract Value to equal the death benefit.  We will base this increase on the Contract Value on the date we are notified of the death of the Owner.  If the Contract has joint Owners, the surviving joint Owner will be the Beneficiary, unless otherwise specified in the application.  Joint Owners must be husband and wife as of the Contract Date.

The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law.  The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of this Contract will not be available to such partners or same sex marriage spouses.  Consult a tax advisor for more information on this subject.

If an Owner is not an individual, the Annuitant, as determined in accordance with section 72(s) of the Internal Revenue Code, will be treated as an Owner for purposes of these distribution requirements.  Any change in or death of the Annuitant will be treated as the death of an Owner.

Other rules may apply to a Qualified Contract.

PROCEEDS ON MATURITY DATE

The Maturity Date is the latest date when Proceeds under the Contract are payable.  The Proceeds available on the Maturity Date vary depending upon how you elect to receive the Proceeds:

•	we will apply the Contract Value (less any loan balance and any applicable premium taxes) if you elect to receive the Proceeds under a Life Payment Option; and
•	we will apply the Cash Surrender Value (less any applicable premium taxes) if you elect to receive the Proceeds as a lump sum payment or as a Non-Life Payment Option.

You select the Maturity Date, subject to the following restrictions.  The latest Maturity Date is the later of:

•	the Contract anniversary following the Annuitant's 85th birthday; or
•	the tenth Contract anniversary.

For Qualified Contracts, distributions may be required to begin at age 70½.  Certain states limit the maximum Maturity Date.

You may change the Maturity Date subject to these limitations:

•	we must receive your Written Notice at least 30 days before the current Maturity Date;
•	you must request a Maturity Date that is at least 30 days after receipt of the Written Notice;
•	the requested Maturity Date must be not later than any earlier Maturity Date required by law; and
•	you submit your Contract if we require it.

On the Maturity Date, we will apply the Proceeds under the Life Annuity with Ten Year Certain Payment Option, unless you have chosen to receive the Proceeds under another payment option or in a lump sum.  (See "PAYMENT OPTIONS”)

PAYMENTS

We will usually pay any partial surrender, full surrender, or death benefit within seven days of receipt of a Written Notice.  All documents received must be in good order.  This means that instructions are sufficiently clear so that we do not need to exercise any discretion to follow such instructions.  We must also receive due proof of death to pay a death benefit.  We may postpone payments if:

•	the New York Stock Exchange is closed, other than customary weekend and holiday closings or trading on the exchange is restricted as determined by the SEC; or
•	the SEC permits by an order the postponement for the protection of Owners; or
•
the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account's net assets not reasonably practical.

If you have made a recent premium or loan payment by check or draft, we may defer payment until such check or draft has been honored.  We also reserve the right to defer payment of transfers, partial and full cash surrenders, loans or death benefit Proceeds from the Fixed Account for up to six months.

If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, surrenders, loans, annuity payments, or death benefit Proceeds until instructions are received from the appropriate regulator.  We also may be required to provide additional information about you or your account to government regulators.

Legacy Account.  As described below, Kansas City Life will pay death benefit Proceeds through Kansas City Life's Legacy Accounts.  For each claim, which meets the criteria listed below, Kansas City Life will set up a Legacy Account.  Kansas City Life will forward a Legacy Account checkbook to the Owner or Beneficiary.  The individual Legacy Accounts are managed by a third party administrator and the checks are drawn on a bank separate from the Kansas City Life general account.  The Legacy Accounts pay interest and provide check-writing privileges, which are funded by Kansas City Life.  An Owner or Beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account.  Kansas City Life pays interest on death benefit Proceeds from the date of death to the date the Legacy Account is closed, and holds reserves to fund disbursements.  However, the Legacy Accounts are subject to the claims of creditors of Kansas City Life.  In addition, any interest credited to the Legacy Account will be currently taxable to the Owner or Beneficiary in the year in which it is credited.  Kansas City Life may profit from amounts left in a Legacy Account.  Further, the Legacy Accounts are retained asset accounts and are not bank accounts and are not insured, nor guaranteed, by the FDIC or any other government agency.

Kansas City Life will pay death benefit Proceeds through the Legacy Account when:

•	the Proceeds are paid to an individual; and
•	the amount of Proceeds is $5,000 or more; and
•	the treatment is acceptable in the state in which the claim is made.

Any other use of the Legacy Account requires approval of the Company.

MODIFICATIONS

We may modify the Contract, subject to providing notice to you.  We may only make modification if it is necessary to:

•	make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which we are subject;
•
assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or variable annuity contracts (except that your consent may be required by some states);

•	reflect a change in the operation of the Variable Account; or
•	provide additional Variable Account and/or fixed accumulation options.

We also have the right to modify the Contract as necessary to attempt to prevent the Contract Owner from being considered the owner of the assets of the Variable Account.

In the event of any such modification, we will issue an endorsement to the Contract (if required), which will reflect the changes.

REPORTS TO CONTRACT OWNER

We will mail you a report containing key information about the Contract at least annually.  The report will include the Contract Value and Cash Surrender Value of your Contract and any further information required by any applicable law or regulation.  We will show the information in the report as of a date no more than two months prior to the date of mailing.  We will send you a report at any other time during the year that you request for a reasonable charge.

TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS

You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:

•	transfer of Contract Value;
•	change in premium allocation;
•	change in dollar cost averaging;
•	change in portfolio rebalancing; or
•	Contract loan.

In addition, you may make a partial surrender request by telephone if you provided proper authorization to us.  We may suspend these privileges at any time if we decide that such suspension is in the best interests of Owners.

We accept Written Requests transmitted by facsimile, but reserve the right to require you to send us the original Written Request.

Electronic mail requests that are received at customerservice@kclife.com before 3:00 Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange.  If an incomplete request is received, we will notify you as soon as possible by return e-mail.  Your request will be honored as of the Valuation Day when all required information is received.

Requests can also be made by accessing your account on the Internet at http://www.kclife.com.  Requests received before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange.  If any of the fields are left incomplete, the request will not be processed and you will receive an error message.  Your request will be honored as of the Valuation Day when all required information is received.  You will receive a confirmation in the mail of the changes made within 5 days of your request.

We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine.  If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.

The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.  The procedures we will follow for facsimile and email communications include verification of Contract number, social security number and date of birth.

Telephone, facsimile, electronic mail systems and the website may not always be available.  Any telephone, facsimile, electronic mail system or Internet connection, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons.  These outages may delay or prevent our processing of your request.  Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.  If you are experiencing problems, you should make your request by writing to our Home Office.

OPTIONAL RIDERS

FIVE PLUSSM GUARANTEED MINIMUM WITHDRAWAL BENEFIT

IMPORTANT TERMS

Covered Person means:  the person whose life we use to determine the duration of the Lifetime Income Amount payments.  You should carefully consider who will be the Covered Person under the Five PlusSM Guaranteed Minimum Withdrawal Benefit (the “GMWB”) rider.  Under Qualified Contracts, the Covered Person must be the Owner.  Under Non-Qualified Contracts, the Covered Person must be the Owner, Annuitant, or Beneficiary.  Certain benefits under this rider depend on the age of the Covered Person and the relationship of the Owner to the Beneficiary.  (See “LIFETIME INCOME AMOUNT” and “DEATH BENEFITS”)

Designated Subaccounts means:  the Designated Subaccounts to which you can allocate premiums and Contract Value under this rider.

Excess Withdrawal means:  a withdrawal, and any subsequent withdrawals in that Contract Year, that causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount; or a withdrawal, and any subsequent withdrawals in that Contract Year, that causes total withdrawals during a Contract Year after the Lifetime Income Date to exceed the Lifetime Income Amount.

Guaranteed Withdrawal Balance means:  the total amount available for future periodic guaranteed withdrawals.

Guaranteed Withdrawal Amount means:  the amount we guarantee to be available each Contract Year for withdrawal until the Guaranteed Withdrawal Balance reduces to zero.

Investment Strategy means:  the Model Allocations and/or Designated Subaccounts to which you must allocate premiums and Contract Value for this rider to remain in effect.

Model Allocation means:  one of the choices available for allocating your premiums and Contract Value under this rider.

Rider Effective Date means:  the Contract anniversary date that the Five PlusSM Guaranteed Minimum Withdrawal Benefit (the “GMWB”) is effective from.

Lifetime Income Amount means:  the amount we guarantee to be available each Contract Year for withdrawal during the life of the Covered Person while this rider is in effect.  The Lifetime Income Amount reduces to zero upon the death of the Covered Person or upon a change in a Non-Qualified Contract that removes the Covered Person from the Contract as an Owner, Beneficiary, or Annuitant or upon a change in a Qualified Contract that removes the Covered Person from the Contract as an Owner.

Lifetime Income Date means:  the Contract anniversary on or after the Covered Person reaches age 65, or the Rider Effective Date if the Covered Person is already age 65 or older at the time the rider is elected.

Withdrawal means:  the amounts partially surrendered as described in the Contract, including any applicable surrender charges.

Settlement Phase occurs:  when total withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount; and when the Contract Value reduces to zero; and either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is greater than zero.

Note: Illustrations of how the Guaranteed Minimum Withdrawal Benefit rider works are provided in Appendix B to this Prospectus.

DESCRIPTION OF THE GMWB RIDER

If you are concerned that poor investment performance or market volatility in the Subaccounts may adversely impact the amount of money you can withdraw from the Contract, we offer for an additional charge an optional GMWB rider.  The GMWB provides alternative guarantees --- which guarantee you receive depends on the amount of the withdrawals you take and the age of the Covered Person.  First, the GMWB guarantees the return of all of the amounts you have invested in the Contract, as long as you limit your withdrawals each Contract Year to the Guaranteed Withdrawal Amount (this guarantee is available both before and after the Lifetime Income Date).  Second, on and after the Lifetime Income Date, as long as you limit your annual withdrawals to the Lifetime Income Amount, the GMWB guarantees you annual payments of that amount for the rest of the Covered Person’s life, no matter how long the Covered Person lives, even after you have recovered your investments in the Contract and even if your Contract Value reduces to zero.  However, the maximum amount you may be able to withdraw as a Lifetime Income Amount may be less than if you continued to take withdrawals as a Guaranteed Withdrawal Amount.

Example:

Assume that you purchase a Contract with the GMWB when you are 55.  Your initial premium payment is $100,000.  You make annual withdrawals in each of the next ten years equal to the Guaranteed Withdrawal Amount, or $5,000 (5% of the initial premium payment of $100,000).  Assuming 0% net investment experience and no annual bonus amounts credited during each of the ten years, after the 10th Contract Year your Contract Value will be $50,000 and your Guaranteed Withdrawal Balance will be $50,000.  You are the Covered Person under the Contract and are now 65 years old.  You have reached the Lifetime Income Date.  If, in each Contract Year thereafter, you limited your annual withdrawals to the Lifetime Income Amount of $2,500 (5% of $50,000 on the Lifetime Income Date), you would be eligible to receive the Lifetime Income Amount of $2,500 annually for the rest of your life.  However, if you continued to withdraw $5,000 annually, you would be guaranteed to receive back your entire $100,000 initial premium payment because your annual withdrawals did not exceed the Guaranteed Withdrawal Amount.  You would then not be guaranteed to receive the Lifetime Income Amount annually for the rest of your life, because your annual withdrawals exceeded the Lifetime Income Amount of $2,500.

The GMWB does not guarantee Contract Value or the performance of any investment option or model allocation.

IMPORTANT CONSIDERATIONS

•	If your annual withdrawals are greater than the Guaranteed Withdrawal Amount or the Lifetime Income Amount (after the Lifetime Income Date), the value of the GMWB rider may be significantly reduced.
•	You must allocate all premiums and Contract Value to the Investment Strategy (described below) on and after the Rider Effective Date.
•
To maximize your potential to receive payments under the GMWB rider, you must limit your withdrawals to withdrawals that are not Excess Withdrawals each Contract Year and allocate your Contract Value according to the Investment Strategy options described below.  These restrictions are intended to minimize the risk that your Contract Value will be reduced to zero before death, thereby requiring us to make settlement payments.

•	Accordingly, a significant risk against which the rider protects, i.e., that your Contract Value will reduce to zero (other than due to an Excess Withdrawal) while you are alive, may be minimal.
•
Moreover, because these restrictions lessen the risk that your Contract Value will be reduced to zero while you are still alive, they also significantly reduce the risk that we will make any settlement payments.

•
In fact, if your Contract’s investment performance over time is sufficient to generate gains that can sustain periodic withdrawals equal to or greater than the Guaranteed Withdrawal Balance, then your Contract Value will never be reduced to zero and we will never make settlement payments.

•	The GMWB rider will end on the Maturity Date unless we are making payments under the Settlement Phase of the GMWB rider.
•
We do not automatically increase your Guaranteed Withdrawal Balance when your Contract appreciates in value.  We will only increase your Guaranteed Withdrawal Balance if you pay an additional premium or if there is a step-up or bonus.

•
Please remember that all withdrawals, including those made under the GMWB rider, reduce your Contract Value and death benefit, may result in receipt of taxable income to the Owner under federal and state law, and if made before the Owner attains age 59½, may be subject to a 10% penalty tax.

•	Withdrawals under the GMWB rider are not annuity payments. Annuity payments generally receive more favorable tax treatment than withdrawals. (See “FEDERAL TAX ISSUES”)
•	You will begin paying the GMWB rider charge as of the Rider Effective Date, even if you do not begin taking withdrawals for many years.
•
If the Covered Person dies or is no longer an Owner, Beneficiary, or Annuitant of the Non-Qualified Contract or is no longer an Owner of the Qualified Contract, the Lifetime Income Amount reduces to zero.

•	To receive the full benefit of withdrawals for your lifetime, your Contract Value must be reduced to zero and the Annuitant must be living at that time.
•	You may not make additional premium payments during the Contract’s Settlement Phase.
•
If you choose to not take withdrawals equal to or less than the Guaranteed Withdrawal Amount during each Contract Year, the remaining Guaranteed Withdrawal Amount may not be carried forward to any other Contract Year.

•	The GMWB rider may not be available in all states, and we may otherwise limit its availability.
•	Once you elect the GMWB rider, you may not cancel it for 5 years after the Rider Effective Date.
•
If the Covered Person is the Owner and the Owner dies before the Settlement Phase, the Lifetime Income Amount will reduce to zero.  The benefits provided by this rider will only continue if the Beneficiary is the surviving spouse of the Owner, the death benefit or the Guaranteed Withdrawal Balance is greater than zero at the time the death benefit is determined, and the Beneficiary does not take the death benefit under the terms of the Contract.

•	Surrender charges will apply to the withdrawals you take. (See “CHARGES AND DEDUCTIONS”)
•	Inflation may impact the value of the GMWB rider.
•
The addition of the GMWB rider to your Contract will not automatically cancel any Systematic Partial Surrender Plan you have established.  Since withdrawals more than your Guaranteed Withdrawal Amount may significantly reduce or eliminate your ability to make withdrawals on and after the Lifetime Income Date, you should consider adjusting your existing Systematic Partial Surrender Plan.

•	Any amount we pay in excess of your Contract Value is subject to our financial strength and claims-paying ability.

You should not purchase the GMWB if:

•
you expect to take annual withdrawals in excess of the Guaranteed Withdrawal Amount or the Lifetime Income Amount (after the Lifetime Income Date) because such Excess Withdrawals may significantly reduce or eliminate the value of the benefit;

•	you are primarily interested in maximizing the Contract’s potential for long-term accumulation rather than building a Guaranteed Withdrawal Balance that will provide guaranteed withdrawals;

•	your Contract is a Qualified Contract that has withdrawal restrictions that prevent you from taking withdrawals; or
•	you do not expect to take withdrawals.

In considering whether to purchase the GMWB rider, you must consider your desire for protection and the cost of the rider versus the possibility that had you not purchased the GMWB rider, your Contract Value may have been higher.  You should consult your financial professional to discuss whether the GMWB rider suits your needs.

WHEN TO TAKE WITHDRAWALS

You should carefully consider when to begin taking withdrawals if you have elected the GMWB.  If you begin taking withdrawals too soon, you may limit the value of the GMWB.  For example, you may not be able to increase your Guaranteed Withdrawal Balance and you may lose the potential for increases though step-ups and bonuses.  If you delay taking withdrawals for too long, you may limit the number of years available for you to take withdrawals in the future (due to life expectancy) and you may be paying for a benefit you are not using.

PURCHASING THE GMWB RIDER

You may elect the GMWB rider at the time you purchase a Contract or the rider may be added to an existing Contract provided:

•	the rider is available for sale in the state where the Contract is sold;
•	you limit your investment of premiums and Contract Value to the Investment Strategy options we make available with the rider;
•	the Covered Person has attained age 20 and has not yet attained age 81; and
•	the Contract does not have a loan balance.

We reserve the right to refuse to issue the GMWB rider at our sole discretion.

GUARANTEED WITHDRAWAL BALANCE

The Guaranteed Withdrawal Balance is used to calculate the Guaranteed Withdrawal Amount and Lifetime Income Amount.  Your Guaranteed Withdrawal Balance is not permitted to exceed $5 million.  The initial Guaranteed Withdrawal Balance is equal to your initial premium, or if the GMWB rider is added after the Contract Date, the initial Guaranteed Withdrawal Balance is the Contract Value on the Rider Effective Date.  Each time an additional premium is paid, the Guaranteed Withdrawal Balance increases by the amount of the additional premium.  The Guaranteed Withdrawal Balance may also increase as a result of a bonus or step-up and it will decrease as a result of a withdrawal.  (See “BONUS,” “STEP-UPS,” and “EFFECT OF WITHDRAWALS ON THE GUARANTEED WITHDRAWAL BALANCE AND THE GUARANTEED WITHDRAWAL AMOUNT”)  The Guaranteed Withdrawal Balance is not a cash value or surrender value, is not available to the Owner, Annuitant or Beneficiary, is not a minimum return for any Subaccount, is not a guarantee of Contract Value, and may not be withdrawn as a lump sum.

GUARANTEED WITHDRAWAL AMOUNT

The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for withdrawal until the Guaranteed Withdrawal Balance reduces to zero while the GMWB rider is in effect.  The maximum Guaranteed Withdrawal Amount at any time is $250,000.  The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance.

LIFETIME INCOME AMOUNT

The Lifetime Income Amount is the amount we guarantee to be available each Contract Year, on and after the Lifetime Income Date, for withdrawal during the life of the Covered Person while the GMWB rider is in effect.  We determine the initial Lifetime Income Amount on the Lifetime Income Date. The initial Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance at the time we make our determination.  The Lifetime Income Amount reduces to zero upon the death of the Covered Person or upon a change on a Non-Qualified Contract that removes the Covered Person from the Contract as an Owner, Beneficiary, or Annuitant or upon a change on a Qualified Contract that removes the Covered Person from the Contract as an Owner.

Effect of Withdrawals on the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount.  If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Guaranteed Withdrawal Balance by the amount of the withdrawals.  If a withdrawal causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount (referred to as “Excess Withdrawals”), we will automatically reset the Guaranteed Withdrawal Balance to equal the lesser of:

•	the Contract Value immediately after the Excess Withdrawal; or
•	the Guaranteed Withdrawal Balance immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal.

Each time we reset the Guaranteed Withdrawal Balance, we also recalculate the Guaranteed Withdrawal Amount.

The Guaranteed Withdrawal Amount will equal the lesser of:

•	the Guaranteed Withdrawal Amount immediately prior to the Excess Withdrawal; or
•	5% multiplied by the greater of:
•	the Contract Value immediately after the Excess Withdrawal; or
•	the Guaranteed Withdrawal Balance immediately after the Excess Withdrawal.

We do not recalculate your Guaranteed Withdrawal Amount when you make a withdrawal that is less than or equal to the Guaranteed Withdrawal Amount and total withdrawals during that Contract Year remain below or equal to the Guaranteed Withdrawal Amount.

Effect of Withdrawals on the Lifetime Income Amount.  On or after the Lifetime Income Date, we will recalculate the Lifetime Income Amount if a withdrawal causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount (also referred to as “Excess Withdrawals”).  The Lifetime Income Amount will be automatically reset to equal the lesser of:

•	the Lifetime Income Amount immediately prior to the Excess Withdrawal; or
•	5% multiplied by the greater of:
•	the Contract Value immediately after the Excess Withdrawal; or
•	the Guaranteed Withdrawal Balance immediately after the Excess Withdrawal.

We do not recalculate your Lifetime Income Amount when you make a withdrawal that is less than or equal to the Lifetime Income Amount and total withdrawals during that Contract Year remain below or equal to the Lifetime Income Amount.  In certain circumstances, however, we will not reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and/or the Lifetime Income Amount, even where a withdrawal would exceed the Guaranteed Withdrawal Amount and/or Lifetime Income Amount for a Contract Year.  These involve withdrawals taken as Required Minimum Distributions.  (See “REQUIRED MINIMUM DISTRIBUTIONS”)

Please note if you take any withdrawals before the Lifetime Income Date, the initial amount of the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount.  Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount (as long as the Guaranteed Withdrawal Balance has not reduced to zero) your Lifetime Income Amount may be reduced if the amount you withdraw exceeds the Lifetime Income Amount.  You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.

Remember:

•	Excess Withdrawals could reduce your Guaranteed Withdrawal Balance by substantially more than the actual amount of the withdrawal.
•	Excess Withdrawals may significantly reduce or eliminate future Guaranteed Withdrawal Amounts and Lifetime Income Amounts.

BONUS

We will increase the Guaranteed Withdrawal Balance at the end of each Contract Year during the GMWB rider’s bonus period if you take no withdrawals during that Contract Year.  The bonus period is the first 10 Contract Years after the Rider Effective Date while the Covered Person is less than age 80.  Each time you qualify for a bonus:

If the Guaranteed Withdrawal Balance was not previously stepped-up or reset, we will increase the Guaranteed Withdrawal Balance by:

•	an amount equal to 5% of total premiums paid (subject to the applicable limits on additional premiums) to the Contract if the rider is issued on the Contract Date; or
•
an amount equal to 5% of the initial Guaranteed Withdrawal Balance, increased by any premiums paid (subject to the applicable limits on additional premiums) since the Rider Effective Date, if this rider is added after the Contract Date.

If the Guaranteed Withdrawal Balance was previously stepped-up or reset, we will increase the Guaranteed Withdrawal Balance by an amount equal to 5% of the sum of the Guaranteed Withdrawal Balance immediately after the latest step-up or reset, and any premiums received since such latest step-up or reset.

Each time we apply a bonus to the Guaranteed Withdrawal Balance, we will also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount as follows:

•	The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount immediately prior to the bonus or 5% of the Guaranteed Withdrawal Balance immediately after the bonus; and
•	The Lifetime Income Amount will equal the greater of the Lifetime Income Amount immediately prior to the bonus or 5% of the Guaranteed Withdrawal Balance immediately after the bonus.

Bonuses, when applied, will increase the Guaranteed Withdrawal Balance and consequently, will increase the rider charges (because such charges are based on a greater Guaranteed Withdrawal Balance).  Further, bonuses may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount.  Bonuses do not increase the Contract Value of the Contract.

STEP-UPS

If the Contract Value on any step-up date is greater than the Guaranteed Withdrawal Balance on that date, we will automatically increase (“step-up”) the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Upon a step-up, we will also recalculate the Guaranteed Withdrawal Amount, the Lifetime Income Amount, and the current monthly rider charge percentage.  (See “GMWB RIDER CHARGE”)

The Guaranteed Withdrawal Amount will equal the greater of:

•	the Guaranteed Withdrawal Amount immediately prior to the step-up; or
•	5% multiplied by the Guaranteed Withdrawal Balance immediately after the step-up.

The Lifetime Income Amount will equal the greater of:

•	the Lifetime Income Amount immediately prior to the step-up; or
•	5% multiplied by the Guaranteed Withdrawal Balance immediately after the step-up.

We reserve the right to increase the current monthly rider charge percentage up to 0.10%.  If we decide to increase the current monthly rider charge percentage at the time of a step-up, you will receive advance notice and be given the opportunity to decline the automatic step-up.  (See “GMWB RIDER CHARGE”)

The step-up dates occur only while the GMWB rider is in effect. The step-up dates occur on each of the 3rd, 6th, and 9th Contract anniversaries after the Rider Effective Date.  After the 9th Contract anniversary, the step-up dates occur on each succeeding Contract anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the 30th Contract anniversary.

If you decline an automatic step-up, you will have the option to elect to step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent step-up dates. If you decide to step-up the Guaranteed Withdrawal Balance, we will thereafter resume automatic step-ups.

Please note that the automatic step-up may be of limited benefit if you intend to make premium payments that would cause your Contract Value to approach $5 million, since the Guaranteed Withdrawal Balance is not permitted to exceed $5 million.

Step-ups will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount.

ADDITIONAL PREMIUMS

We will increase the total Guaranteed Withdrawal Balance by the amount of each additional premium we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount:

In the case of the Guaranteed Withdrawal Amount, to equal the greater of the:

•	Guaranteed Withdrawal Amount immediately prior to the premium; or
•	the lesser of:
•	5% of the Guaranteed Withdrawal Balance immediately after the premium; or
•	the Guaranteed Withdrawal Amount immediately prior to the premium plus an amount equal to 5% of the premium.

In the case of the Lifetime Income Amount, to equal the greater of the:

•	Lifetime Income Amount immediately prior to the premium; or
•	the lesser of:
•	5% of the Guaranteed Withdrawal Balance immediately after the premium; or
•	the Lifetime Income Amount immediately prior to the premium plus an amount equal to 5% of the premium.

We do not permit additional premiums during a Contract’s “Settlement Phase,” as described below.

Premium limits on Non-Qualified Contracts.   If we issue your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to pay premiums.  On or after the first Contract anniversary following the Rider Effective Date, we will not accept any additional premium without our prior approval that either:

•	exceeds $100,000; or
•	causes the total of all additional premiums paid since the first Contract anniversary following the Rider Effective Date to exceed $100,000.

For Non-Qualified Contracts, we reserve the right to refuse to accept additional premiums at any time after the first Contract anniversary following the Rider Effective Date.

Premium limits on Qualified Contracts. If we issue your Contract in connection with a tax-qualified retirement plan, including an IRA, we also impose additional limits on your ability to make premium payments:

•
after the first Contract anniversary after the Covered Person reaches age 65, we will not accept additional premium payments, without our prior approval, that exceed $100,000 or cause the total premiums paid after the first Contract anniversary following the Rider Effective Date to exceed $100,000; and

•	we will not accept any premium after the Covered Person becomes age 81.

For Qualified Contracts, we reserve the right to refuse to accept additional premiums at any time after the first Contract anniversary after the Covered Person reaches age 65.

You should consult with a qualified tax adviser prior to electing the GMWB rider for further information on tax rules affecting Qualified Contracts, including IRAs.

Please note that the premium limitations discussed in this section are in addition to the premium limitations discussed under “Purchasing a Contract” earlier in the Prospectus.

INVESTMENT STRATEGY

The Investment Strategy includes several Model Allocations, each based on different profiles of an investor’s willingness to accept investment risk, and Designated Subaccounts.  You must choose one of these available Model Allocations or Designated Subaccounts and your initial premium payment (in the case of a new application) or Contract Value, as applicable, will be allocated to the Investment Strategy according to the investment option you select.  Subsequent premium payments will also be allocated accordingly.  Contract Value will be rebalanced quarterly to maintain the current allocations.  Investment in an Investment Strategy is intended to minimize the risk that your Contract Value will be reduced to zero because of guaranteed withdrawals before the Annuitant’s death, thereby requiring Kansas City Life to make settlement payments to you during the Settlement Phase.

While the GMWB rider is in effect, you must invest 100% of your premium payments and Contract Value at all times in a manner consistent with any one of the Model Allocations or Designated Subaccounts currently offered in the Investment Strategy (please note that solely for the purposes of the Dollar Cost Averaging Plan, under our current administrative procedures, we deem the Federated Prime Money Fund II Subaccount to be a Designated Subaccount.  (See “AVAILABLE MODEL ALLOCATIONS AND DESIGNATED SUBACCOUNTS”)

Unless you request otherwise, withdrawals will be taken in proportion to the Contract Value in the Subaccounts; you may specify the Subaccounts from which a withdrawal is to be made.

You should consult with your financial professional to assist you in determining which Model Allocation or Designated Subaccount available with the GMWB rider is best suited for your financial needs and risk tolerance.

AVAILABLE MODEL ALLOCATIONS AND DESIGNATED SUBACCOUNTS

You must allocate your entire Contract Value to one of the available Investment Strategy options shown below (however, solely for the purposes of the Dollar Cost Averaging Plan, under our current administrative procedures, we deem the Federated Prime Money Fund II Subaccount to be a Designated Subaccount).  On a quarterly basis, we will rebalance your entire Contract Value to the Subaccounts in accordance with the percentages specified in the Model Allocation/Designated Subaccount you elected.

Under our Dollar Cost Averaging Plan, you may elect to allocate your premiums and Contract Value over time to one of the available Model Allocations or Designated Subaccounts.  If you elect the Dollar Cost Averaging Plan and you have elected the GMWB rider, transfers will occur on a monthly basis for a period you choose, ranging from 3 to 12 months.

We offer 5 Model Allocations, each comprised of a carefully selected combination of investment options, and 4 Designated Subaccounts.  You need to determine which Model Allocation or Designated Subaccount is best for you.  You should consult with your financial adviser on this decision.  Your financial adviser can help you determine which Investment Strategy option is best suited to your financial needs, investment time horizon, and willingness to accept investment risk.  You should periodically review these factors with your financial adviser to determine if you should change the Investment Strategy option to keep up with changes in your personal circumstances.  Your financial adviser can assist you in completing the proper forms to make a change to a different Investment Strategy option.  Kansas City Life bears no responsibility for your decision to select or change your Investment Strategy option.

The available Model Allocations are:

Moderate Aggressive
Allocation	Subaccount
14%	American Century VP Value Fund – Class I
14%	MFS Research Bond Series – Initial Class Shares
12%	Dreyfus Stock Index Fund, Inc. – Initial Shares
11%	American Century VP International Fund – Class I
8%	Templeton Foreign Securities Fund – Class 2
7%	American Century VP Inflation Protection Fund – Class II
7%	JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares
7%	JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares
6%	Seligman Capital Portfolio – Class 2
4%	Fidelity VIP Contrafund® Portfolio – Service Class 2
4%	Franklin Global Real Estate Securities Fund – Class 2
3%	American Century VP Ultra® Fund – Class I
3%	Templeton Developing Markets Securities Fund – Class 2

Moderate
Allocation	Subaccount
17%	MFS Research Bond Series – Initial Class Shares
13%	American Century VP Value Fund – Class I
12%	Dreyfus Stock Index Fund, Inc. – Initial Shares
10%	American Century VP Inflation Protection Fund – Class II
8%	American Century VP International Fund – Class I
8%	MFS Strategic Income Series – Initial Class Shares
7%	Templeton Foreign Securities Fund – Class 2
5%	JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares
4%	Fidelity VIP Contrafund® Portfolio – Service Class 2
4%	Seligman Capital Portfolio – Class 2
3%	Federated Prime Money Fund II
3%	Franklin Global Real Estate Securities Fund – Class 2
3%	JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares
3%	Templeton Developing Markets Securities Fund – Class 2

Moderate Conservative
Allocation	Subaccount
23%	MFS Research Bond Series – Initial Class Shares
14%	MFS Strategic Income Series – Initial Class Shares
13%	American Century VP Inflation Protection Fund – Class II
13%	American Century VP Value Fund – Class I
8%	Dreyfus Stock Index Fund, Inc. – Initial Shares
7%	American Century VP International Fund – Class I
6%	Federated Prime Money Fund II
5%	Templeton Foreign Securities Fund – Class 2
4%	Fidelity VIP Contrafund® Portfolio – Service Class 2
4%	Seligman Capital Portfolio – Class 2
3%	JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares

Conservative
Allocation	Subaccount
33%	MFS Research Bond Series – Initial Class Shares
21%	MFS Strategic Income Series – Initial Class Shares
17%	American Century VP Inflation Protection Fund – Class II
9%	American Century VP Value Fund – Class I
9%	Federated Prime Money Fund II
5%	American Century VP International Fund – Class I
3%	Dreyfus Stock Index Fund, Inc. – Initial Shares
3%	Fidelity VIP Contrafund® Portfolio – Service Class 2

Indexed Strategy
Allocation	Subaccount
65%	Dreyfus Stock Index Fund, Inc. – Initial Shares
35%	MFS Research Bond Series – Initial Class Shares

You may allocate your premiums and Contract Value among any of the Designated Subaccounts.  Allocation percentages must be whole percentages only and the total of allocation percentages in the Designated Subaccounts must equal 100%.

The available Designated Subaccounts are:

•	Fidelity VIP Freedom 2010 Portfolio – Service Class 2
•	Fidelity VIP Freedom 2015 Portfolio – Service Class 2
•	Fidelity VIP Freedom 2020 Portfolio – Service Class 2
•	Fidelity VIP Freedom Income Portfolio – Service Class 2

Sunset Financial Services, Inc., an affiliate of Kansas City Life Insurance Company, will serve as your investment adviser solely for purposes of developing and updating the Model Allocations.  If you select a Designated Subaccount instead of a Model Allocation, you will not have an investment advisory relationship with us or Sunset Financial.  For more information on Sunset Financial’s role as investment adviser in connection with the Model Allocations, please see Part II of Sunset Financial’s Form ADV (the investment adviser registration form), which will be provided to you if you select a Model Allocation and at any time upon your request.

On a periodic basis or when Sunset Financial believes appropriate, the Model Allocations are evaluated and the Model Allocations are updated, as discussed below.  In developing and periodically updating the Model Allocations, we currently rely on the recommendations of an independent third-party analytical firm.  We may change the firm that we use from time to time, or, to the extent permissible under applicable law, use no independent firm at all.

Each of the Model Allocations is evaluated periodically to assess whether the combination of Investment Options within each Model Allocation should be changed.  As a result of the periodic analysis, the percentage allocations in each Model Allocation may change, and Subaccounts may be added to or substituted in a Model Allocation (including Subaccounts not currently available), or Subaccounts may be deleted from a Model Allocation.  We also periodically evaluate the Designated Subaccounts, and may add, remove, or substitute the Designated Subaccounts within the Investment Strategy.

We will notify you at least 30 days in advance of any substitution, removal, or change to a Model Allocation or Designated Subaccount that you selected.  You should carefully review these notices.  If you wish to accept the changes in your selected Investment Strategy option, you will not need to take any action, as your Contract Value and any subsequent premium payments will be reallocated in accordance with the updated Investment Strategy option accordingly.  If you do not wish to accept the changes to your selected Investment Strategy option, you can change to a different Investment Strategy option or terminate the GMWB rider.

No Model Allocation is a fund-of-funds.  For more information regarding each Fund that we permit you to invest in through an Investment Strategy option, including information relating to that Fund’s investment objectives, policies and restrictions, and the risks of investing in that Fund, please see the “Kansas City Life, the Variable Account and the Funds” section of this Prospectus as well as the Fund’s prospectus.  You can obtain a Prospectus containing more complete information on each of the Funds by contacting Variable Administration at 1-800-616-3670.  You should read the Fund’s prospectus carefully before investing.

You may change to one of the other available Model Allocations or Designated Subaccounts within the Investment Strategy, at any time, by Written Request.  Any change will be effective on the date we receive your Written Request.  You must transfer all of your Contract Value at the time of such Written Request to that Model Allocation or Designated Subaccount.  You may not make transfers between the Subaccounts and the Fixed Account other than to transfer 100% of your Contract Value to another Investment Strategy option.  We will waive the restrictions defined in “Transfer Privilege” if the applicable transfer is required under the terms of the GMWB rider.

A Model Allocation or a Designated Subaccount may not perform as intended.  Although the Model Allocations are intended to optimize returns given various levels of risk tolerance, portfolio, market and asset class performance may differ in the future from the historical performance and assumptions upon which the Model Allocations are based, which could cause the Model Allocations to be ineffective or less effective in reducing volatility.  Investment performance of your Contract Value could be better or worse than expected.  A Model Allocation may perform better or worse than any single Subaccount or asset class or other combinations of Investment Options or asset classes.  One purpose of requiring you to invest in accordance with the Investment Strategy is to limit Kansas City Life’s exposure under the GMWB rider.  This is done by ensuring that your Contract Value is diversified and not concentrated in the riskiest Subaccounts.  You should not purchase the GMWB rider if you wish to allocate your Contract Value in a non-diversified or highly aggressive manner.

Model Allocation performance is dependent upon the performance of the component Subaccounts.  The timing of your investment and the frequency of automatic rebalancing may affect performance.  Your Contract Value will fluctuate, and when redeemed, may be worth more of less than the original cost.

Sunset Financial may be subject to competing interests that have the potential to influence its decision making with regard to the Model Allocations (such competing interests also may be present when Kansas City Life selects the Designated Subaccounts that are available in the Investment Strategy).  For example, Kansas City Life may receive greater compensation in connection with investments in certain Subaccounts than other Subaccounts, thereby providing Sunset Financial with incentive to use the Subaccount with the higher compensation as part of a Model Allocation.  All Model Allocations are analyzed by an independent third party analytical firm.  We do not dictate to the third party analytical firm the number of Subaccounts in a Model Allocation, the percent that any Subaccount represents in a Model Allocation, or which Subaccounts may be selected (other than to require the exclusion of any Subaccount that is expected to be liquidated, merged into another Subaccount, or otherwise closed).  We believe our reliance on the recommendations of an independent third-party analytical firm to develop and update the Model Allocations (as described above) reduces the potential for us to be influenced by these competing interests, but there can be no assurance of this.

The Subaccounts and the Funds in which they invest will need to issue new accumulation units or shares, or redeem their accumulation units or shares, as a result of the periodic updating of the Model Allocations.  Therefore, a Fund may need to buy securities with the money it receives from shares issued or sell securities to raise cash to pay redemption proceeds, thereby incurring transaction costs and possibly disrupting the management of the Fund.  This may adversely affect the performance of the Funds and the Model Allocations.

If you elect to purchase the GMWB rider you may invest your Contract Value only in the Investment Strategy options we make available with this benefit.

REQUIRED MINIMUM DISTRIBUTIONS

For purposes of the GMWB rider, withdrawals considered Required Minimum Distributions are distributions within a calendar year that are intended to be paid to you as required by section 401(a)(9), section 403(b)(10), section 408(b)(3), or section 408A(c) of the Internal Revenue Code.

Under our Required Minimum Distributions program, each withdrawal will be in an amount that we determine to be your Required Minimum Distribution under your Contract, considering only that Contract.  Our calculation will be based on information that you provide and our understanding of the Code.  We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

You should discuss these matters with your tax adviser prior to electing the GMWB rider.

Each withdrawal under our Required Minimum Distributions program will reduce your Contract Value and your Guaranteed Withdrawal Balance.  We will not, however, reset your Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount if a withdrawal under our Required Minimum Distributions program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount or Lifetime Income Amount, as applicable.

We will not make any further withdrawals under our Required Minimum Distributions program if both the Contract Value and the Guaranteed Withdrawal Balance reduce to zero.  We will make distributions as part of the Contract’s Settlement Phase, however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.

Required Minimum Distributions provide minimum lifetime distributions as described or as required under certain sections of the Code.  Withdrawals under our Required Minimum Distributions program will not be treated as Excess Withdrawals and will not reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount.

SETTLEMENT PHASE

We automatically make settlement payments during the GMWB rider’s Settlement Phase.  The Settlement Phase begins if total withdrawals during the Contract Year:

•	are equal to or less than the Guaranteed Withdrawal Amount; and
•	the Contract Value reduces to zero and either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is still greater than zero.

During this phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional riders, terminate.  We will not accept additional premiums and we will not deduct any charge for the GMWB rider during the Settlement Phase.

At the beginning of the Settlement Phase, you generally may choose an annual settlement payment amount that we will automatically pay to you.  The settlement payment amount we permit you to choose varies:

•
You may choose an amount that is equal to, or no greater than, the Guaranteed Withdrawal Amount if the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase.  We reduce any remaining Guaranteed Withdrawal Balance each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero.  After that, we will make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount.  Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.  (See “EFFECT OF WITHDRAWALS ON THE LIFETIME INCOME AMOUNT”)

•
You may choose to continue to receive distribution payments under the Required Minimum Distribution program if the program is in effect and the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Guaranteed Withdrawal Balance each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero.  (See “REQUIRED MINIMUM DISTRIBUTIONS”)  After that, we will make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount.

•
We will make annual settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Guaranteed Withdrawal Balance at the beginning of the Settlement Phase.

•
After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the

•
Lifetime Income Amount.  (See “EFFECT OF WITHDRAWALS ON THE LIFETIME INCOME AMOUNT”)  We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Required Minimum Distribution program.

Any withdrawal you make under the GMWB rider before the Settlement Phase is a withdrawal from your Contract Value. We are only required to start using our own money to make payments when the GMWB rider Settlement Phase begins.

Withdrawals under the GMWB rider are not annuity payouts.  Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

DEATH BENEFITS

Death benefits before the Settlement Phase

If you die while the GMWB rider is in effect but before the Settlement Phase, the GMWB rider generally will terminate.  This means Kansas City Life will make no more payments under this rider.

However, if (i) you die while the GMWB rider is in effect but before the Settlement Phase, (ii) the sole Beneficiary is your surviving spouse, and (iii) your surviving spouse does not elect to take the death benefit under the terms of the Contract, the following will apply:

If:	Then the GMWB rider:
the Covered Person is no longer alive
• Does not continue with respect to the Lifetime Income Amount, but continues with respect to the Guaranteed Withdrawal Amount if the death benefit or the Guaranteed Withdrawal Balance is greater than zero. We will automatically step-up the Guaranteed Withdrawal Balance to equal the death benefit on the date it is determined, if the death benefit on that date is greater than the Guaranteed Withdrawal Balance.
• Enters the Settlement Phase if a withdrawal would reduce the Contract Value to zero, and the Guaranteed Withdrawal Balance is still greater than zero.
• Continues to impose the GMWB rider charge.
• Continues to be eligible for any remaining bonuses and step-ups. We will permit the spouse to opt out of the initial death benefit step-up, if any, and any future step-ups if we would increase the rate of the GMWB rider charge at that time.

the Covered Person is alive (e.g. if the Beneficiary is the Covered Person)
• Continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of the death benefit, we will determine the initial Lifetime Income Amount on the first anniversary after the Covered Person has reached age 65.
• Continues with respect to the Guaranteed Withdrawal Amount if the death benefit or the Guaranteed Withdrawal Balance is greater than zero.  We will automatically step-up the Guaranteed Withdrawal Balance to equal the death benefit on the date it is determined, if the death benefit on that date is greater than the Guaranteed Withdrawal Balance.
• Enters the Settlement Phase if a withdrawal would reduce the Contract Value to zero, and either the Lifetime Income Amount or the Guaranteed Withdrawal Balance is still greater than zero.
• Continues to impose the GMWB rider charge.
• Continues to be eligible for any remaining bonuses and step-ups. We will permit the spouse to opt out of the initial death benefit step-up, if any, and any future step-ups if we would increase the rate of the GMWB rider charge at that time.

Note that under Qualified Contracts other than IRAs, spousal continuation will not satisfy Required Minimum Distributions.  Consult a tax adviser.

Death benefit during the Settlement Phase

If the Covered Person dies during the Settlement Phase, no death benefit under the Contract will be payable.  The only death benefit we provide are the remaining settlement payments that may become due under the GMWB rider.  Those payments will be made at least as rapidly as they were being paid before the death of the Covered Person.

TERMINATION

You may not terminate the GMWB rider for five years from the Rider Effective Date. The GMWB rider will terminate automatically upon the earliest of:

•	the date the Contract terminates for any reason; or
•	the date this rider is cancelled by you; or
•	the date a death benefit is payable upon the death of any Owner, unless the surviving spouse is the sole Beneficiary; or
•	the date a death benefit is payable upon the death of the Owner and the Beneficiary takes the death benefit under the terms of the Contract; or
•	the date a death benefit is payable upon the death of the Annuitant who is not the Owner; or
•	the date an annuity option under the Contract begins; or
•	the date the Contract Value, the Guaranteed Withdrawal Balance, and the Lifetime Income Amount all equal zero; or
•	the date you change the allocation of a subsequent premium payment or transfer Contract Value to an investment option other than to an Investment Strategy option.

GMWB RIDER CHARGE

We charge an additional monthly charge on the Monthly Anniversary Day for the GMWB rider.  The current GMWB rider charge is equal to 0.079% multiplied by the Guaranteed Withdrawal Balance.  However, if you elected the GMWB rider before January 1, 2009, the current charge for your GMWB rider is 0.05% multiplied by the Guaranteed Minimum Withdrawal Balance.  We deduct the rider charge from each Subaccount in the same proportion that the value of each Subaccount is to the Contract Value.  We do not deduct the rider charge during the GMWB rider’s Settlement Phase.

We reserve the right to increase the current monthly rider charge percentage on the effective date of each step-up.  However, the current monthly rider charge percentage will never exceed 0.10%.

The addition of the GMWB rider to a Contract may not always be in your interest since an additional charge is deducted monthly for this benefit and the Covered Person must attain age 65 and remain living for you to receive certain benefits.  Furthermore, the GMWB rider limits the investment options otherwise available under the Contract, contains age caps and limitations on an Owner’s rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the payment options described in this Prospectus.  You should carefully consider each of these factors before deciding if the GMWB rider is suitable for your needs, especially at older ages.

FEDERAL TAX ISSUES

The application of certain tax rules to the GMWB rider, particularly those rules relating to distributions from your Contract, are not entirely clear.  In this regard, we intend to treat any amounts received by you under the GMWB rider during the Settlement Phase as annuity payments for tax purposes.  However, we intend to treat the payments made to you prior to the Settlement Phase or to our establishing an annuity date, as withdrawals for tax purposes.  (See “FEDERAL TAX STATUS”)  In view of this uncertainty, you should consult a tax adviser before purchasing a GMWB rider.

The value of the GMWB rider may need to be included in calculating Required Minimum Distributions under Qualified Contracts.  Consult a tax adviser.

THE FIXED ACCOUNT

You may allocate some or all of the premiums and transfer some or all of the Variable Account Value to the Fixed Account.  You may also make transfers from the Fixed Account, but restrictions may apply.  (See “TRANSFERS FROM

FIXED ACCOUNT”)  The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year.  We guarantee that this rate will be at least 3%.  We guarantee the amount of premiums paid plus guaranteed interest and less applicable deductions.

Our general account supports our insurance and annuity obligations.  Since the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount.  All assets in the general account are subject to our general liabilities from business operations.

The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940.  The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account.  Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses still apply.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

We guarantee to credit the Fixed Account Value with a minimum 3% effective annual interest rate.  We intend to credit the Fixed Account Value with current rates in excess of 3% minimum, but are not obligated to do so.  Current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates.  We will determine current rates at our discretion.  You assume the risk that the interest we credit may not exceed the guaranteed rate.  Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account.  We may change the interest rate credited to allocations from premiums or new transfers at any time.  We will not change the interest rate more than once a year on amounts in the Fixed Account.

For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out ("LIFO") method.  We may change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 3%.  We may also shorten the period for which the interest rate applies to less than a year (except for the year in which such amount is received or transferred).

CALCULATION OF FIXED ACCOUNT VALUE

On the Contract Date, the Fixed Account Value is equal to the portion of the premium allocated to the Fixed Account.

On each Valuation Day thereafter, the Fixed Account Value is equal to:

•	Fixed Account Value on the preceding Valuation Day; plus
•	amounts allocated or transferred to the Fixed Account; plus
•	interest credited; less
•	amounts deducted, transferred, or surrendered from the Fixed Account since the preceding Valuation Day, including any interest.

TRANSFERS FROM FIXED ACCOUNT

We allow one transfer each Contract Year from the Fixed Account.  During the first eight Contract Years, the amount transferred from the Fixed Account may not exceed the greatest of:

•	25% of the unloaned Fixed Account Value in the Fixed Account on the date of transfer (unless the balance after the transfer is less than $250, in which case we will transfer the entire amount); or
•	the amount transferred out of the Fixed Account in the prior Contract Year; or
•	$2,000 (or the unloaned Fixed Account Value, if less).

Beginning in the 9th Contract Year, there is no limitation on the amount transferred from the Fixed Account.

DELAY OF PAYMENT

We have the right to defer payment of any surrender, partial surrender, or transfer from the Fixed Account for up to six months from the date we receive Written Notice for a partial surrender, full surrender, or transfer.  If we do not make the payment within 30 days after we receive the documentation required to complete the transaction, we will add 3% interest to the amount paid from the date we receive documentation.  Some states may require that we pay interest on periods of delay less than 30 days and some states may require us to pay an interest rate higher than 3% when we delay payment Proceeds.

CHARGES AND DEDUCTIONS

SURRENDER CHARGE

General.  We do not deduct a charge for sales expense from premiums at the time you pay them.  However, we may deduct a surrender charge when a premium is withdrawn upon a surrender or partial surrender or if you elect a Non-Life Payment Option during the first eight years following the payment of that premium.  The purpose of the surrender charge is to reimburse us for some of the expenses we incur in distributing the Contracts.  If the surrender charges are not enough to cover sales expenses, we will bear the loss.  If the amount of such charges proves more than enough, we will keep the excess.  We do not currently believe that the surrender charges imposed will cover the expected costs of distributing the Contracts.  We will make up any shortfall from our general assets, which may include amounts we derive from the mortality and expense risk charge.

Charge for Partial Surrender or Surrender.  If you take a partial or full surrender of the Contract or elect a Non-Life Payment Option, the applicable surrender charge applicable to each premium withdrawn or annuitized will be as follows:

During Premium Year*
Year	1	2	3	4	5	6	7	8	9+
Percentage	8%	8%	7%	6%	5%	4%	3%	2%	0%

*Premium Year refers to the 12-month period following the date we credit a particular premium to your Contract.  After eight years following the date we credit a particular premium, there will be no surrender charge applicable to that premium payment.

The total surrender charge applicable will be the sum of the surrender charges applicable to each premium.  To determine the surrender charge we first assume that your surrender or Non-Life Payment Option election is from amounts (other than earnings) that can be withdrawn without a surrender charge, then from other amounts (other than earnings) and then from earnings, each on a “first-in-first-out” (oldest money first) basis.  Once we have calculated the total surrender charge amount we actually withdraw it from the Fixed Account and Subaccounts in the same proportion that the withdrawal is being made.  In calculating the surrender charge, we do not include earnings, although the actual withdrawal to pay the surrender charge may come from earnings.

If you surrender the Contract, we will deduct the surrender charge from the Contract Value in determining the Cash Surrender Value.  For a partial surrender, we will deduct the surrender charge from the amount surrendered or from the Contract Value remaining after the amount requested is surrendered, according to your instructions.

Amounts Not Subject to Surrender Charge.  Your first partial surrender during a Contract Year will not be subject to a surrender charge to the extent that the amount you surrender under the plan is not in excess of 10% of the Contract Value.  We limit this 10% free partial surrender to the first partial surrender per Contract Year, even if the amount you surrender is less than 10% of the Contract Value.  We will assess the applicable surrender charge on any amounts surrendered in excess of 10% and any additional surrenders, which occur after the first partial surrender in a Contract Year.  The 10% free partial surrender is not cumulative from year to year.

If you make a full surrender of the Contract the surrender charge does not apply to 10% of the Contract Value provided you have not already received credit for the 10% free partial surrender during that Contract Year.  If you have not already received the free 10% partial surrender in that Contract Year, then only 90% of the Contract Value is subject to a surrender charge upon a full surrender.

If you have elected to participate in the Systematic Partial Surrender Plan, your 10% free partial withdrawal may apply to payments under this plan as long as you have not already received your free partial withdrawal for that Contract Year.  (See “SYSTEMATIC PARTIAL SURRENDER PLAN”)  You are limited to one election of the Systematic Partial Surrender Plan per Contract Year without being subject to the surrender charge.  (This limitation applies even if the amount surrendered during that Contract Year is less than 10% of the Contract Value.)  In the Contract Year in which you elect to participate in the plan, we will calculate the 10% limitation based on the Contract Value at the time of election.  In each subsequent Contract Year in which you continue to participate in the Plan, we will calculate the 10% limitation based on the Contract Value as of the beginning of that year.  We will notify you if the total amount to be surrendered in a subsequent Contract Year will exceed 10% of the Contract Value as of the beginning of such Contract Year.  Unless you instruct us to reduce the surrender amount for that year so that it does not exceed the 10% limit, we will continue to process surrenders for the designated amount.  Once the amount of the surrender exceeds the 10% limit, we will deduct the applicable surrender charge from the remaining Contract Value.  Eight years after the final premium payment, when the surrender charge reaches zero, we will no longer apply a surrender charge, unless additional premium payments are received.

If you elect a Life Payment Option, we will not apply a surrender charge.

Nursing Home Waiver.  If you meet the requirements described below for the Nursing Home Waiver, we will pay out the full Contract Value without applying any surrender charges.  In order to be eligible for this waiver:

•	we must receive satisfactory proof that you are admitted to a licensed nursing home;
•	the Contract Value must be paid out in equal amounts over at least a three-year period; and
•	you must be confined for at least 90 days before we will waive the surrender charges.

This waiver may not be available in all states.

TRANSFER PROCESSING FEE

The first six transfers during each Contract Year are free.  We will assess a transfer processing fee of $25 for each additional transfer during such Contract Year.  For the purpose of assessing the fee, we will consider each Written Request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer.  We will deduct the transfer processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

ADMINISTRATIVE CHARGES

Annual Administration Fee.  At the beginning of each Contract Year we will deduct an annual administration fee of $30 (or less if required by applicable state law) from the Contract Value.  The purpose of this fee is to reimburse us for administrative expenses relating to the Contract.  We will waive this fee for Contracts with Contract Values of $50,000 or more at the beginning of the applicable Contract Year.  We will deduct the charge from each Subaccount and the Fixed Account based on the proportion that the value in each account bears to the total Contract Value.  This fee does not apply after the Maturity Date.

Asset-Based Administration Charge.  We will deduct a daily asset-based administration charge from the assets of the Variable Account equal to an annual rate of 0.15%.  This translates to a daily rate of 0.0004110%.  The purpose of this charge is to reimburse us for costs associated with administration of the Contract amounts allocated to the Variable Account.  This charge does not apply after the Maturity Date.

MORTALITY AND EXPENSE RISK CHARGE

We will deduct a daily mortality and expense risk charge from the assets of the Variable Account.  This charge will be equal to an annual rate of 1.25%.  This translates to a daily rate of 0.0034247%.  The purpose of this charge is to compensate us for assuming mortality and expense risks.  This charge does not apply after the Maturity Date.

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when we established the guarantees in the Contract.  Because of these guarantees, we provide each payee with the assurance that longevity will not have an adverse effect on the annuity payments received.  The mortality risk we assume also includes a guarantee to pay a death benefit if the Annuitant dies before the Maturity Date.  The expense risk we assume is the risk that the annual administration fee, asset-based administration charge, and transfer processing fee may be insufficient to cover actual future expenses.

If the mortality and expense risk charge is not enough to cover the actual cost of the mortality and expense risks we undertake, we will bear the loss.  If the amount of such charges proves more than enough, we will keep the excess and this amount will be available for any proper corporate purpose including financing of distribution expenses.

MONTHLY GUARANTEED MINIMUM DEATH BENEFIT EXPENSE CHARGE

If a Guaranteed Minimum Death Benefit Option other than the base provision is selected, there is an additional charge.  The amount of this charge varies depending on the Guaranteed Minimum Death Benefit Option you have elected, as follows:

•	Base Guaranteed Minimum Death Benefit Option: no additional charge.
•
Annual Ratchet Guaranteed Minimum Death Benefit Option:  A Monthly charge of 0.01665% of the Variable Account Value is deducted from the Variable Account Value on the Monthly Anniversary Date.  This charge equals 0.20% of the Variable Account Value on an annualized basis.

•
Enhanced Combination Guaranteed Minimum Death Benefit Option:  A monthly charge of 0.02912% of Variable Account Value is deducted from the Variable Account Value on the Monthly Anniversary Date.  This charge equals 0.35% of Variable Account Value on an annualized basis.

It is possible that the Internal Revenue Service may take a position that death benefit option charges are deemed to be taxable distributions to you.  Although we do not believe that a death benefit option charge under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting such a death benefit option under the Contract.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE

We charge an additional monthly charge on the Monthly Anniversary Day for the GMWB rider.  The GMWB rider charge is equal to 0.10% (currently 0.079% for GMWB riders elected on and after January 1, 2009) multiplied by the Guaranteed Withdrawal Balance.  We deduct the rider charge from each Subaccount in the same proportion that the value of each Subaccount is to the Contract Value.  We do not deduct the rider charge during the GMWB rider’s Settlement Phase.

PREMIUM TAXES

Various states and other governmental entities levy a premium tax, currently ranging up to 3.5%, on annuity contracts issued by insurance companies.  Premium tax rates may change from time to time by legislative and other governmental action.  In addition, other governmental units within a state may levy such taxes.

If premium taxes are applicable, we will deduct them upon surrender or when we apply the Contract Proceeds to a payment option or a lump sum payment.

REDUCED CHARGES FOR ELIGIBLE GROUPS

We may reduce the surrender charges and/or administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity.  We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses.  We will make any reductions in accordance with our rules in effect at the time of the application.  The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:

•	nature of the association and its organizational framework;
•	method by which sales will be made to the members of the class;
•	facility with which premiums will be collected from the associated individuals;
•	association’s capabilities with respect to administrative tasks;
•	anticipated persistency of the Contract;
•	size of the class of associated individuals;
•	number of years the association has been in existence; and
•	any other such circumstances which justify a reduction in sales or administrative expenses.

Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Owner.

OTHER TAXES

We do not currently assess a charge against the Variable Account for federal income taxes.  We may make such a charge in the future if income or gains within the Variable Account result in any federal income tax liability to us.  We may also deduct charges for other taxes attributable to the Variable Account.

LOAN INTEREST CHARGE

If a Contract is a section 403(b) TSA Qualified Contract, Contract loans may be available if permitted by an employer’s section 403(b) plan.  A loan interest charge is assessed by crediting a lower rate on amounts held in the loan account as collateral than the rate charged on the loan amount.  The maximum amount of interest we charge on a loan is 8% annually of the loan amount.  The net loan interest charge is the difference between the amount charged on any loan amount and the amount credited to the loan account (3% annually).

INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE FUNDS

The funds deduct investment advisory fees and other expenses.  The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Subaccount invests.  This means that these charges are deducted before we calculate Subaccount values.  These charges are not directly deducted from your Contract Value.  See the prospectuses for the Funds for more information about the investment advisory fees and other expenses.

PAYMENT OPTIONS

The Contract offers a variety of ways, in addition to a lump sum, for you to receive Proceeds payable under the Contract.  Payment options are available for use with various types of Proceeds, such as surrender, death or maturity.  We summarize these payment options below.  All of these options are forms of fixed-benefit annuities which do not vary with the investment performance of a separate account.

The Contract ends on the Maturity Date and we will pay the Proceeds to the payee under the payment option selected.  The amount we apply to the payment option will vary depending upon which payment option you select.  If you elect a Life Payment Option (Options 4 and 5 described below), we will apply the full Contract Value to that option.  If you elect a Non-Life Payment Option (Options 1, 2, and 3 described below) or you have elected to receive a lump sum payment, we will apply the Cash Surrender Value.  If you have not filed an election of a payment option with us on the Maturity Date, we will pay the Contract Proceeds as a life annuity with payments guaranteed for ten years.

You may also apply Contract Proceeds under a payment option prior to the Maturity Date.  If you elect a Life Payment Option, we will apply the full Contract Value.  If you elect a Non-Life Payment Option or a lump sum payment, we will apply the Cash Surrender Value.

The Beneficiary may also apply a death benefit (upon the Annuitant’s death) under a payment option.

Naming different persons as Owner and Annuitant can affect whether the death benefit is payable, the amount of the benefit, and who will receive it.  Use care when naming Owners, Annuitants and Beneficiaries, and consult your registered representative if you have questions.

We will deduct any premium tax applicable from Proceeds at the time payments start.  In order for us to pay Proceeds under a payment option or a lump sum, the Contract must be surrendered.

We describe the payment options available below.  The term "payee" means a person who is entitled to receive payment under that option.

If we have options or rates available on a more favorable basis than those guaranteed at the time a payment option is elected, the more favorable benefits will apply.

ELECTION OF OPTIONS

You may elect, revoke or change an option at any time before the Maturity Date while the Annuitant is living.  If the payee is not the Owner, we must provide our consent for the election of a payment option.  If an election is not in effect at the Annuitant's death or if payment is to be made in one sum under an existing election, the Beneficiary may elect one of the options after the Annuitant’s death.

An election of a payment option and any revocation or change must be made by Written Notice.  Proceeds of at least $2,000 are required for all payment options.  You may not elect an option if any periodic payment under the election would be less than $50.  We may make payments less frequently so that each payment is at least $50.  Subject to this condition, we will make payments annually or monthly at the end of such period.

DESCRIPTION OF OPTIONS

Option 1: Interest Payments. We will make guaranteed interest payments to the payee annually or monthly as elected.  We will pay interest on the Proceeds at the guaranteed rate of 3% per year.  We may pay additional interest annually.  The Proceeds and any unpaid interest may be withdrawn in full at any time.

Option 2: Installments of a Specified Amount. We will make annual or monthly payments until the Proceeds plus interest are fully paid.  We will pay interest on the Proceeds at the guaranteed rate of 3% per year.  We may pay additional interest.  The present value of any unpaid installments may be withdrawn at any time.

Option 3: Installments for a Specified Period. We will pay the Proceeds in equal annual or monthly payments for a specified number of years.  We will pay interest on the Proceeds at the guaranteed rate of 3% per year.  We may also pay additional interest.  The present value of any unpaid installments may be withdrawn at any time.

Option 4: Life Income. We will pay an income during the payee's lifetime.  A minimum guaranteed payment period may be chosen.  Another form of minimum guaranteed payment period is the installment refund option under which we will make payments until the total income payments received equal the Proceeds applied.

Option 5: Joint and Survivor Income. We will pay an income during the lifetime of two persons and will continue to pay an income as long as either person is living.  A minimum guaranteed payment period of ten years may be chosen.

Choice of Options: You may choose an option by Written Notice during the Annuitant’s lifetime.  If an option for payment of Proceeds is not in effect at the Annuitant’s death, the Beneficiary may make a choice.

Options 1, 2, and 3 may not satisfy the minimum required distribution requirements for a Qualified Contract.  Consult a tax adviser.  If you elect options 2 or 3 and withdraw the unpaid installments, our obligations under the payment option will end.

YIELDS AND TOTAL RETURNS

YIELDS

From time to time, we may advertise or include in sales literature yields, effective yields and total returns for the Subaccounts.  These figures are based on historical earnings and do not indicate or project future performance.  Each Subaccount may, from time to time, advertise or include in sales literature performance relative to certain performance rankings and indices compiled by independent organizations.  More detailed information as to the calculation of performance information, as well as comparisons with unmanaged market indices, appears in the Statement of Additional Information.

Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Portfolio of the Funds.  The Funds' performance reflects the Funds' expenses.  (See the prospectuses for the Funds)

The yield of the Federated Prime Money Fund II Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period.  The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment.  The effective yield is calculated similarly but, when annualized, the income earned by an investment in the

Subaccount is assumed to be reinvested.  The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Subaccount (except the Federated Prime Money Fund II Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period.  The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

TOTAL RETURNS

Standard Subaccount Average Annual Total Return. The average annual total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time, each beginning with a period measured from the date the Subaccount commenced operations.  When a Subaccount has been in operation for one, five, and ten years, respectively, the total return for these periods will be provided.

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $10,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which standard subaccount average annual total return quotations are provided.  Standard subaccount average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period.  This standardized average annual total return reflects all historical investment results, less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated the Contract at the end of each period indicated, but excluding any deductions for premium taxes).

Adjusted Historic Portfolio Average Annual Total Returns. In addition to the standard version described above, other total return performance information computed on two different bases may be used in advertisements.  For periods prior to the date the Variable Account commenced operations, performance information for Contracts funded by the Subaccounts will be calculated based on the performance of the Funds' Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds' Portfolios, with the level of Contract charges that were in effect at the inception of the Subaccounts for the Contracts.  Adjusted historic portfolio average annual total return information may be presented, computed on the same basis as described above, except deductions will not include the surrender charge.  In addition, we may from time to time disclose standard subaccount average annual total return in non-standard formats and cumulative total return for Contracts funded by Subaccounts.

We will only disclose other total returns if we also disclose the standard average annual total returns for the required periods.  For additional information regarding the calculation of performance data, please refer to the Statement of Additional Information.

FEDERAL TAX STATUS

INTRODUCTION

The following discussion is general in nature and is not intended as tax advice.  Each person concerned should consult a competent tax adviser.  No attempt is made to consider any applicable state tax or other tax laws.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money -- generally for retirement purposes.  If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your Contract is called a Qualified Contract.  If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract.  The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

TAXATION OF NON-QUALIFIED CONTRACTS

Non-Natural Person.  If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any annual increases of the Contract Value.  There are some exceptions to this rule and a prospective Owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals.  When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value immediately before the distribution over the Owner’s investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time.  In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.

Penalty Tax on Certain Withdrawals.  In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to 10% of the amount treated as income.  In general, however, there is no penalty on distributions:

•	made on or after the taxpayer reaches age 59½;
•	made on or after the death of an Owner;
•	attributable to the taxpayer’s becoming disabled; or
•
made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated Beneficiary.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.  You should consult a tax adviser with regard to exceptions from the penalty tax.  A similar penalty tax, and additional exceptions, may apply to Qualified Contracts.

Medicare Tax. Beginning in 2013, distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.)  Please consult a tax advisor for more information.

Annuity Payments.  Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income.  The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start.  Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Death Benefit Options.  It is possible that the Internal Revenue Service may take a position that death benefit option charges are deemed to be taxable distributions to you.  Although we do not believe that a death benefit option charge under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting such a death benefit option under the Contract.

Taxation of Death Benefit Proceeds.  Amounts may be distributed from a Contract because of your death or the death of the Annuitant.  Generally, such amounts are includible in the income of the recipient as follows:  (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

Transfers, Assignments or Exchanges of a Contract.  A transfer or assignment of ownership of a Contract, the designation of an Annuitant, the selection of certain Maturity Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein.  An Owner contemplating any such transfer, assignment or exchange should consult a tax adviser as to the tax consequences.

Withholding.  Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts.  All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner’s income when a taxable distribution occurs.

Further Information.  We believe that the Contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption.  Further details can be found in the Statement of Additional Information under the heading “Tax Status of the Contracts.”

TAXATION OF QUALIFIED CONTRACTS

The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.  Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract.  Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan.  The “investment in the contract” generally equals the amount of any non-deductible premiums paid by or on behalf of any individual.  In many cases, the “investment in the contract” under a Qualified Contract can be zero.

Individual Retirement Accounts (IRAs), as defined in sections 219 and 408 of the Code, permit individuals to make annual contributions in 2010 of up to the lesser of $5,000 (or $6,000 if you are age 50 or over) or the amount of compensation includible in the individual’s gross income.  The contributions may be deductible in whole or in part, depending on the individual’s income.  Distributions from certain pension plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits.  Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA.  A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply.

SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation, in 2010 up to $11,500 (or $14,000 if you are age 50 or over).  The sponsoring employer is required to make matching or non-elective contributions on behalf of employees.  Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income.  Subject to certain exceptions, premature distributions prior to age 59½ are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA.  A conversion of an IRA to a Roth IRA is generally subject to tax.  A special rule permits taxation of Roth IRA conversions made during the 2010 tax year to be split between 2011 and 2012.  The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.  Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning in the year in which the conversion was made.

The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.

Corporate pension and profit-sharing plans under section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees.  Adverse tax consequences to the retirement plan, the participant, or both, may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.  A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply.  The Contract includes a death benefit that in some cases may exceed the greater of the premium payments or the Contract Value.  The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan.  Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should contact their tax adviser.

Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a Contract that will provide an annuity for the employee’s retirement.  These premium payments may be subject to FICA (social security) tax.  Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59½, severance from employment, death or disability.  Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.  For Contracts issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.  A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply.  The Contract includes a death benefit that in some cases may exceed the greater of the premium payments or the Contract Value.  The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b).  Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should contact their tax adviser.  If your Contract was issued pursuant to a section 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your section 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance.  We will defer such payments you request until all information required under the tax law has been received.  By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other section 403(b) contracts or accounts you have under the section 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Other Tax Issues.  Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions.  You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules.  Pursuant to special legislation, required minimum distributions for the 2009 tax year generally are not required, and 2009 distributions that otherwise would be required minimum distributions may be eligible for rollover.

Distributions from Qualified Contracts generally are subject to withholding for the Owner’s federal income tax liability.  The withholding rate varies according to the type of distribution and the Owner’s tax status.  The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

Taxable “eligible rollover distributions” from section 401(a) plans and section 403(b) annuities are subject to a mandatory federal income tax withholding of 20%.  An eligible rollover distribution is any distribution from such a plan, except certain distributions such as distributions required by the Code, to an employee (or employee’s spouse or former spouse as Beneficiary or alternate payee), distributions in a specified annuity form, or hardships distributions.  The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

FEDERAL ESTATE TAXES

While no attempt is being made to discuss the federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate.  Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary.  Consult an estate-planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX

Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner.  Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES IN 2010

In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010.  Beginning in 2011, however, EGTRRA allowed the estate, gift and generation-skipping transfer taxes to return to their pre-EGTRRA form.  Moreover, it is possible that Congress may enact legislation reinstating the estate and generation-skipping transfer taxes for 2010, possibly on a retroactive basis.  The uncertainty as to future estate, gift and generation-skipping transfer taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies.  In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

ANNUITY PURCHASES BY RESIDENTS OF PUERTO RICO

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise.  Consult a tax adviser with respect to legislative developments and their effect on the Contract.  We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Contract Owners currently receive.  We make no guarantee regarding the tax status of any Contact and do not intend the above discussion as tax advice.

FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

SALE OF THE CONTRACTS

We have entered into an Underwriting Agreement with our affiliate, Sunset Financial Services, Inc., for the distribution and sale of the Contracts.  Sunset Financial sells the Contracts through its registered representatives.  Sunset Financial also may enter into selling agreements with other broker-dealers that in turn may sell the Contracts through their registered representatives.

We pay commissions to Sunset Financial for the sale of the Contracts by its registered representatives as well as selling firms.  Sunset Financial will receive commissions of up to 5.75% of premiums paid.  In addition, we may pay an asset-based commission of an amount up to 0.90% in years two and beyond.  Additional amounts may be paid in certain circumstances.  Sunset Financial may pay additional compensation from its own resources to broker-dealers based on the level of Contract sales or premium payments.  Sunset Financial does not retain any override as principal underwriter for the Contracts.  However, under the Distribution Agreement with Sunset Financial, we pay the following sales expenses:  registered representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts.  We also pay for Sunset Financial’s operating and other expenses.

Sunset Financial registered representatives and their managers are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Kansas City Life offers.  These programs include conferences, seminars, meals, entertainment, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements.  Sales of the Contracts may help registered representatives and their managers qualify for such benefits.  Because they are also appointed insurance agents of Kansas City Life, Sunset Financial registered representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

Other selling broker-dealers may share commissions and additional amounts received for sales of the Contracts with their registered representatives in accordance with their programs for compensating registered representatives.  These programs may also include other types of cash and non-cash compensation and other benefits.  Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

American Century® Variable Portfolios II, Inc., Fidelity® Variable Insurance Products Contrafund® Portfolio, Fidelity® Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, and Seligman Portfolios, Inc. each have adopted a Distribution Plan in connection with its 12b-1 shares, and each, under its respective agreement with Sunset Financial, currently pays Sunset Financial fees in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial’s obligations under such agreements.  All or some of these payments may be passed on to selling firms that have entered into a selling agreement with Sunset Financial.  The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets.  Under the Distribution Plan, fees ranging up to 25% of Variable Account assets invested in the Funds are paid to Sunset Financial for its distribution-related services and expenses under such agreement.

Commissions and other incentives or payment described above are not charged directly to Owners or the Variable Account.  However, commissions and other incentives or payments described above are reflected in the fees and charges that Owners do pay directly or indirectly.

LEGAL PROCEEDINGS

The life insurance industry, including Kansas City Life, has been subject to an increase in litigation in recent years.  Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.

Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, would have no material effect on the Company’s business, results of operations or financial position.

COMPANY HOLIDAYS

We are closed on the days that the New York Stock Exchange is closed.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange recognizes holidays that fall on a Saturday on the previous Friday.  We will recognize holidays that fall on a Sunday on the following Monday.

CHANGE OF ADDRESS NOTIFICATION

To protect you from fraud and theft, Kansas City Life may verify any changes you request by sending a confirmation of the change to both your old and new addresses.  Kansas City Life may also call you to verify the change of address.

FINANCIAL STATEMENTS

The following financial statements for Kansas City Life Insurance Company are included in the Statement of Additional Information:

•	consolidated balance sheet as of December 31, 2009 and 2008; and
•	related consolidated statements of income, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2009.

The following financial statements for the Variable Account are included in the Statement of Additional Information:

•	statement of net assets as of December 31, 2009; and
•
related statement of operations for the period or year ended December 31, 2009, statements of changes in net assets for each of the periods or years in the two-year period ended December 31, 2009, and financial highlights for each of the periods or years in the five-year period ended December 31, 2009.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that the Kansas City Life’s principal investments are in fixed maturity securities, mortgage loans and real estate; all of which are exposed to three primary sources of investment risk:  credit risk, interest rate risk, and liquidity risk.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.

APPENDIX A - CONDENSED FINANCIAL INFORMATION

The unit values (in dollars) and the number of accumulation units for each Subaccount for the periods shown are as follows:

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-09	12-31-09	1-1-09	12-31-08	12-31-08	1-1-08	12-31-07	12-31-07	1-1-07	12-31-06	12-31-06	1-1-06
AIM Variable Insurance Funds
V.I. Capital Appreciation Fund - Series I Shares	131,322	3.95	3.39	195,413	3.31	5.77	284,300	5.83	5.27	354,234	5.28	5.06
V.I. Core Equity Fund - Series I Shares	190,924	6.99	5.70	188,736	5.52	7.95	244,534	8.02	7.52	218,697	7.52	6.73
V.I. Technology Fund - Series I Shares	185,724	2.50	1.68	347,489	1.61	2.89	427,420	2.95	2.79	409,396	2.77	2.60
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund - Class I	311,753	14.93	11.39	332,971	11.05	20.65	347,993	20.82	14.45	370,692	14.48	12.82
VP Income & Growth Fund - Class I	231,894	6.29	5.56	322,036	5.40	8.27	391,267	8.38	8.46	427,071	8.50	7.49
VP International Fund - Class I	552,798	18.29	14.12	524,108	13.87	25.33	438,043	25.49	22.09	405,253	21.89	18.34
VP Mid Cap Value Fund - Class I	21,989	10.18	8.10	12,837	7.94	10.49	17,114	10.65	11.07	5,668	11.05	NA
VP Ultra Fund - Class I	130,210	11.00	8.54	145,076	8.30	14.20	167,063	14.38	12.06	129,797	12.05	12.78
VP Value Fund - Class I	1,270,260	9.13	7.94	1,092,202	7.73	10.53	1,060,538	10.70	11.47	966,387	11.44	9.89
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund - Class II	646,781	12.01	10.91	628,770	11.05	11.50	171,412	11.38	10.57	119,508	10.54	10.54

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-09	12-31-09	1-1-09	12-31-08	12-31-08	1-1-08	12-31-07	12-31-07	1-1-07	12-31-06	12-31-06	1-1-06
Calamos Advisors Trust
Growth and Income Portfolio	976,968	17.38	12.99	1,175,969	12.64	18.61	1,570,694	18.78	17.51	1,782,879	17.50	16.44
Dreyfus Variable Investment Fund
Appreciation Portfolio - Initial Shares	381,452	14.45	12.27	428,194	11.96	17.02	558,844	17.21	16.24	688,824	16.30	14.43
Developing Leaders Portfolio - Initial Shares	473,319	11.20	9.16	531,682	9.01	14.38	698,757	14.64	16.71	885,851	16.70	16.57
Dreyfus Stock Index Fund, Inc. - Initial Shares	1,430,900	13.37	11.07	1,325,407	10.73	17.07	1,363,084	17.31	16.66	1,465,519	16.68	14.88
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	27,938	24.41	19.14	33,316	18.50	28.22	41,502	28.62	26.93	46,520	26.93	25.34
Federated Insurance Series
Clover Value Fund II*	277,729	15.95	14.43	327,237	14.10	21.28	434,263	21.60	24.21	515,719	24.24	21.31
High Income Bond Fund II	189,624	19.30	12.85	247,930	12.80	17.54	394,671	17.54	17.22	403,123	17.20	15.76
Prime Money Fund II	549,296	13.16	13.28	663,950	13.28	13.14	678,008	13.14	12.72	539,416	12.71	12.34
* The Federated Clover Value Fund II merged into the Federated Capital Appreciation Fund II effective March 12, 2010.

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-09	12-31-09	1-1-09	12-31-08	12-31-08	1-1-08	12-31-07	12-31-07	1-1-07	12-31-06	12-31-06	1-1-06
Fidelity Variable Insurance Products Contrafund Portfolio
VIP Contrafund Portfolio - Service Class 2	475,975	8.35	6.45	374,198	6.25	10.94	145,674	11.06	NA	NA	NA	NA
Fidelity Variable Insurance Products
VIP Freedom Income Portfolio - Service Class 2	48,371	10.16	9.03	47,338	8.99	10.20	6,242	10.21	NA	NA	NA	NA
VIP Freedom 2010 Portfolio - Service Class 2	65,780	9.26	7.67	56,316	7.58	10.24	16,107	10.27	NA	NA	NA	NA
VIP Freedom 2015 Portfolio - Service Class 2	143,558	9.09	7.48	151,895	7.37	10.24	77,469	10.29	NA	NA	NA	NA
VIP Freedom 2020 Portfolio - Service Class 2	917,461	8.66	6.95	835,815	6.83	10.25	130,319	10.31	NA	NA	NA	NA
VIP Freedom 2025 Portfolio - Service Class 2	22,033	8.55	6.81	26,568	6.68	10.25	15,154	10.32	NA	NA	NA	NA
VIP Freedom 2030 Portfolio - Service Class 2	120,367	8.15	6.44	137,966	6.30	10.25	33,774	10.33	NA	NA	NA	NA
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate Securities Fund - Class 2	257,580	13.78	11.67	242,059	11.73	20.50	333,630	20.66	26.24	397,715	26.47	22.65
Franklin Small-Mid Cap Growth Securities Fund - Class 2	138,023	6.63	4.85	167,201	4.68	8.14	201,841	8.26	7.50	216,342	7.53	7.10
Templeton Developing Markets Securities Fund - Class 2	294,131	22.02	13.39	327,799	12.94	27.53	322,369	27.74	21.87	297,525	21.85	17.66
Templeton Foreign Securities Fund - Class 2	255,146	25.19	18.98	277,746	18.64	31.58	253,681	31.70	28.02	236,126	27.85	23.77

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-09	12-31-09	1-1-09	12-31-08	12-31-08	1-1-08	12-31-07	12-31-07	1-1-07	12-31-06	12-31-06	1-1-06
JPMorgan Insurance Trust
Mid Cap Value Portfolio - Class 1 Shares	370,963	14.77	12.09	369,681	11.83	17.69	378,020	17.96	17.80	340,536	17.78	15.59
Small Cap Core Portfolio - Class 1 Shares	269,521	15.24	12.77	250,833	12.61	18.49	252,929	18.80	20.20	249,380	20.21	18.12
U.S. Equity Portfolio - Class 1 Shares	91,073	13.95	11.02	109,000	10.69	16.20	166,788	16.41	16.38	152,395	16.38	14.44
MFS Variable Insurance Trust
Growth Series - Initial Class Shares	419,635	19.00	14.39	495,829	13.99	22.36	622,108	22.67	19.00	751,510	18.98	18.14
Research Series - Initial Class Shares	426,337	17.82	14.27	486,959	13.84	21.64	605,553	21.96	19.65	664,418	19.68	18.39
Research Bond Series - Initial Class Shares	736,200	18.68	16.24	503,160	16.31	17.03	371,585	16.94	16.53	297,134	16.49	16.10
Total Return Series - Initial Class Shares	379,894	21.88	19.07	436,787	18.80	24.34	630,832	24.49	23.83	697,504	23.83	21.84
Strategic Income Series - Initial Class Shares	344,032	15.78	12.85	198,138	12.88	14.92	131,003	14.85	14.57	103,628	14.53	13.85
Utilities Series - Initial Class Shares	476,928	37.73	29.65	581,984	28.72	46.43	795,664	46.73	36.95	834,067	37.05	29.22
Seligman Portfolios, Inc.
Capital Portfolio - Class 2	614,616	6.06	4.28	614,329	4.14	8.00	450,130	8.09	7.03	490,300	7.06	6.86
Communications and Information Portfolio - Class 2	324,946	8.81	5.81	401,677	5.60	8.74	578,384	8.93	7.88	596,741	7.87	6.63
Smaller-Cap Value Portfolio - Class 2	117,570	14.21	10.99	134,555	10.67	17.53	155,264	17.91	17.42	151,243	17.47	14.82

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-05	12-31-05	1-1-05	12-31-04	12-31-04	1-1-04	12-31-03	12-31-03	1-1-03	12-31-02	12-31-02	1-1-02
AIM Variable Insurance Funds
V.I. Capital Appreciation Fund - Series I Shares	405,102	4.96	4.70	445,418	4.74	4.43	419,298	4.44	3.40	371,251	3.28	4.94
V.I. Core Equity Fund - Series I Shares	208,170	6.61	6.28	269,776	6.35	6.07	311,742	6.09	5.10	299,481	4.94	7.18
V.I. Technology Fund - Series I Shares	362,068	2.55	2.50	395,445	2.53	2.44	341,981	2.45	1.69	318,425	1.63	3.02
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund - Class I	336,991	12.53	10.25	367,882	10.40	9.78	390,728	9.80	8.49	407,005	8.26	10.50
VP Income & Growth Fund - Class I	489,495	7.36	7.06	393,185	7.13	6.39	386,192	6.40	5.18	387,036	5.02	6.34
VP International Fund - Class I	395,745	17.75	15.90	444,884	15.90	14.20	504,718	14.03	11.60	554,851	11.43	14.57
VP Mid Cap Value Fund - Class I	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
VP Ultra Fund - Class I	172,910	12.63	12.40	121,995	12.53	11.46	53,762	11.48	NA	NA	NA	NA
VP Value Fund - Class I	923,129	9.78	9.35	717,567	9.44	8.35	562,353	8.37	6.76	509,854	6.59	7.62
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund - Class II	123,617	10.51	10.49	96,325	10.50	10.02	50,320	10.06	NA	NA	NA	NA

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-05	12-31-05	1-1-05	12-31-04	12-31-04	1-1-04	12-31-03	12-31-03	1-1-03	12-31-02	12-31-02	1-1-02
Calamos Advisors Trust
Growth and Income Portfolio	1,891,453	16.21	15.16	1,899,592	15.34	14.01	1,395,819	14.00	11.47	1,219,555	11.29	11.90
Dreyfus Variable Investment Fund
Appreciation Portfolio - Initial Shares	802,286	14.18	13.69	901,300	13.78	13.28	903,536	13.30	11.43	900,065	11.14	13.65
Developing Leaders Portfolio - Initial Shares	1,049,610	16.31	15.39	1,198,446	15.64	14.30	1,209,253	14.24	11.28	1,282,099	10.97	13.67
Dreyfus Stock Index Fund, Inc. - Initial Shares	1,725,607	14.64	14.07	1,974,714	14.19	12.96	1,934,470	13.00	10.61	1,838,860	10.27	13.49
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	57,372	25.00	24.30	74,179	24.47	23.32	91,101	23.37	19.41	106,578	18.81	27.07
Federated Insurance Series
Clover Value Fund II*	601,412	21.04	20.14	667,076	20.32	18.74	701,683	18.77	15.33	757,149	14.91	18.92
High Income Bond Fund II	434,429	15.74	15.59	472,100	15.55	14.29	504,168	14.28	11.86	468,639	11.85	11.91
Prime Money Fund II	404,843	12.33	12.18	496,302	12.18	12.25	620,055	12.25	12.34	835,149	12.34	12.34
* The Federated Clover Value Fund II merged into the Federated Capital Appreciation Fund II effective March 12, 2010.

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-05	12-31-05	1-1-05	12-31-04	12-31-04	1-1-04	12-31-03	12-31-03	1-1-03	12-31-02	12-31-02	1-1-02
Fidelity Variable Insurance Products Contrafund Portfolio
VIP Contrafund Portfolio - Service Class 2	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Fidelity Variable Insurance Products
VIP Freedom Income Portfolio - Service Class 2	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
VIP Freedom 2010 Portfolio - Service Class 2	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
VIP Freedom 2015 Portfolio - Service Class 2	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
VIP Freedom 2020 Portfolio - Service Class 2	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
VIP Freedom 2025 Portfolio - Service Class 2	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
VIP Freedom 2030 Portfolio - Service Class 2	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate Securities Fund - Class 2	394,371	22.26	19.70	353,300	19.89	15.27	235,173	15.31	11.50	224,878	11.43	11.34
Franklin Small-Mid Cap Growth Securities Fund - Class 2	265,586	7.02	6.70	333,913	6.80	6.20	190,760	6.18	4.69	113,154	4.57	6.49
Templeton Developing Markets Securities Fund - Class 2	181,143	17.29	13.76	80,233	13.76	11.43	55,378	11.19	7.45	26,015	7.42	7.56
Templeton Foreign Securities Fund - Class 2	219,019	23.25	21.35	171,203	21.40	18.43	133,599	18.31	14.27	119,919	14.05	17.58

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-05	12-31-05	1-1-05	12-31-04	12-31-04	1-1-04	12-31-03	12-31-03	1-1-03	12-31-02	12-31-02	1-1-02
JPMorgan Insurance Trust
Mid Cap Value Portfolio - Class 1 Shares	295,372	15.43	14.12	147,837	14.33	11.97	47,779	12.00	NA	NA	NA	NA
Small Cap Core Portfolio - Class 1 Shares	212,810	17.81	17.14	160,995	17.47	13.93	137,120	13.93	10.64	130,565	10.39	13.33
U.S. Equity Portfolio - Class 1 Shares	150,482	14.24	14.14	165,669	14.25	13.20	181,306	13.20	10.80	188,673	10.45	14.13
MFS Variable Insurance Trust
Growth Series - Initial Class Shares	831,420	17.83	16.39	988,598	16.56	14.86	1,058,250	14.87	11.96	1,142,128	11.58	17.78
Research Series - Initial Class Shares	719,591	18.06	16.84	792,429	16.99	14.84	960,387	14.87	12.44	1,056,015	12.09	16.25
Research Bond Series - Initial Class Shares	355,468	16.07	16.06	384,096	16.05	15.30	412,384	15.35	14.10	357,755	14.24	13.18
Total Return Series - Initial Class Shares	805,800	21.59	21.16	803,008	21.29	19.36	813,603	19.40	17.16	821,472	16.92	18.03
Strategic Income Series - Initial Class Shares	103,335	13.81	13.75	95,926	13.75	12.92	112,189	12.94	11.83	74,607	11.89	11.08
Utilities Series - Initial Class Shares	860,443	28.62	24.63	836,120	24.84	19.43	858,009	19.35	14.74	977,812	14.44	19.04
Seligman Portfolios, Inc.
Capital Portfolio - Class 2	544,028	6.76	6.03	611,798	6.11	5.71	552,731	5.72	4.42	496,576	4.28	6.51
Communications and Information Portfolio - Class 2	545,886	6.54	6.10	560,217	6.16	5.63	445,901	5.64	4.08	380,892	3.97	6.34
Smaller-Cap Value Portfolio - Class 2	165,606	14.64	15.21	141,347	15.48	13.20	28,419	13.13	NA	NA	NA	NA

	No. of Units as of	Unit Value as of
	12-31-01	12-31-01	5-1-01
AIM Variable Insurance Funds
V.I. Capital Appreciation Fund - Series I Shares	394,589	4.90	6.17
V.I. Core Equity Fund - Series I Shares	235,650	7.18	4.36
V.I. Technology Fund - Series I Shares	253,770	3.01	3.93
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund - Class I	438,956	10.63	13.53
VP Income & Growth Fund - Class I	488,090	6.32	7.26
VP International Fund - Class I	610,610	14.55	13.76
VP Mid Cap Value Fund - Class I	NA	NA	NA
VP Ultra Fund - Class I	NA	NA	NA
VP Value Fund - Class I	383,125	7.64	7.47
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund - Class II	NA	NA	NA

	No. of Units as of	Unit Value as of
	12-31-01	12-31-01	5-1-01
Calamos Advisors Trust
Growth and Income Portfolio	1,102,523	11.94	12.92
Dreyfus Variable Investment Fund
Appreciation Portfolio - Initial Shares	921,942	13.56	14.66
Developing Leaders Portfolio - Initial Shares	1,212,035	13.75	13.52
Dreyfus Stock Index Fund, Inc. - Initial Shares	1,833,590	13.42	15.59
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	129,288	26.84	33.89
Federated Insurance Series
Clover Value Fund II*	803,723	18.95	20.36
High Income Bond Fund II	539,719	11.85	12.16
Prime Money Fund II	913,702	12.34	12.39
* The Federated Clover Value Fund II merged into the Federated Capital Appreciation Fund II effective March 12, 2010.

	No. of Units as of	Unit Value as of
	12-31-01	12-31-01	5-1-01
Fidelity Variable Insurance Products Contrafund Portfolio
VIP Contrafund Portfolio - Service Class 2	NA	NA	NA
Fidelity Variable Insurance Products
VIP Freedom Income Portfolio - Service Class 2	NA	NA	NA
VIP Freedom 2010 Portfolio - Service Class 2	NA	NA	NA
VIP Freedom 2015 Portfolio - Service Class 2	NA	NA	NA
VIP Freedom 2020 Portfolio - Service Class 2	NA	NA	NA
VIP Freedom 2025 Portfolio - Service Class 2	NA	NA	NA
VIP Freedom 2030 Portfolio - Service Class 2	NA	NA	NA
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate Securities Fund - Class 2	72,838	11.36	10.90
Franklin Small-Mid Cap Growth Securities Fund - Class 2	101,690	6.50	7.49
Templeton Developing Markets Securities Fund - Class 2	14,670	7.53	8.35
Templeton Foreign Securities Fund - Class 2	100,204	17.49	20.60

	No. of Units as of	Unit Value as of
	12-31-01	12-31-01	5-1-01
JPMorgan Insurance Trust
Mid Cap Value Portfolio - Class 1 Shares	NA	NA	NA
Small Cap Core Portfolio - Class 1 Shares	136,287	13.45	14.94
U.S. Equity Portfolio - Class 1 Shares	208,516	14.06	16.41
MFS Variable Insurance Trust
Growth Series - Initial Class Shares	1,377,606	17.73	22.01
Research Series - Initial Class Shares	1,139,247	16.25	19.28
Research Bond Series - Initial Class Shares	318,363	13.26	12.16
Total Return Series - Initial Class Shares	813,241	18.09	18.33
Strategic Income Series - Initial Class Shares	45,118	11.12	10.39
Utilities Series - Initial Class Shares	1,199,579	18.96	24.34
Seligman Portfolios, Inc.
Capital Portfolio - Class 2	446,571	6.49	7.08
Communications and Information Portfolio - Class 2	318,950	6.32	7.61
Smaller-Cap Value Portfolio - Class 2	NA	NA	NA

APPENDIX B - GMWB RIDER EXAMPLES

The following examples provide hypothetical illustrations of the benefits provided under the GMWB rider. These illustrations are not representative of future performance under your Contract.  Actual values may be higher or lower than the amounts shown.

Example 1. Assume the rider was issued on the Contract Date, and assume a single premium of $100,000 at Covered Person’s age 55, no additional premiums are paid, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11.  Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible step-up Dates, so there is no step-up and the Covered Person survives at least 31 years from the Rider Effective Date.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Guaranteed Withdrawal Balance
1	$100,000	$5,000A	N/A	$0	$5,000B	$100,000A
2	0	5,250	N/A	0	5,000	105,000C
3	0	5,500	N/A	0	5,000	110,000
4	0	5,750	N/A	0	5,000	115,000
5	0	6,000	N/A	0	5,000	120,000
6	0	6,250	N/A	0	5,000	125,000
7	0	6,500	N/A	0	5,000	130,000
8	0	6,750	N/A	0	5,000	135,000
9	0	7,000	N/A	0	5,000	140,000
10	0	7,250	N/A	0	5,000	145,000
11	0	7,500	$7,500D	7,500	0	150,000
12	0	7,500	7,500	7,500	0	142,500
13	0	7,500	7,500	7,500	0	135,000
14	0	7,500	7,500	7,500	0	127,500
15	0	7,500	7,500	7,500	0	120,000
20	0	7,500	7,500	7,500	0	82,500
25	0	7,500	7,500	7,500	0	45,000
30	0	7,500	7,500	7,500	0	7,500
31	0	0	7,500	7,500	0	0

A The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000.  The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (0.05 x $100,000 = $5,000).

B There is no withdrawal during the first Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance. The bonus amount is equal to 5% of the total premiums to date (0.05 x $100,000 = $5,000).

C Following a bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated.  The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the bonus increased by the amount of the bonus ($100,000 + $5,000 = $105,000).  The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the bonus (0.05 X $105,000 = $5,250).

D The Lifetime Income Amount is calculated on the Contract anniversary after the Covered Person’s 65th birthday.  The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (0.05 X $150,000 = $7,500).  As long as you limit your future annual withdrawals to the Lifetime Income Amount of $7,500, the GMWB guarantees you annual payments of that amount for the rest of your life, no matter how long you live, even after you have recovered your investments in the Contract and even if your Contract Value reduces to zero.

Example 2. Assume the rider was issued on the Contract Date, and assume an initial premium of $100,000 at Covered Person’s age 65, an additional premium of $10,000 is made at the beginning of the Contract Year 2, a withdrawal equal to the Guaranteed Withdrawal Amount is taken in Contract Year 3, no withdrawals are taken in Contract Years 1, 2, 4, 5 (resulting in bonuses in those years). Also assume that the Contract Value at the end of year 3 is less than the Guaranteed Withdrawal Balance so there is no step-up.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Guaranteed Withdrawal Balance
1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	10,000A	5,750A	5,750	0	5,500B	115,000
3	0	6,025	6,025	6,025C	0D	120,500
4	0	6,025	6,025	0	5,500	114,475C
5	0	6,025	6,025	0	5,500	119,975

A There is an additional premium at the beginning of the second Contract Year.  Prior to that premium, the Guaranteed Withdrawal Amount is $5,250, as in Example 1 above.  Following the additional premium, the Guaranteed Withdrawal Amount is calculated as the lesser of (a) 5% of the Guaranteed Withdrawal Balance immediately after the premium (.05 X (105,000 + 10,000) = $5,750) or (b) the Guaranteed Withdrawal Amount immediately prior to the premium plus 5% of the premium ($5,250 + (0.05 X $10,000)) = $5,750).

B There is no withdrawal during the second Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance.  The bonus is equal to 5% of the total premiums paid to date (0.05 X $110,000 = $5,500).

C There is a withdrawal equal to the Guaranteed Withdrawal Amount $6,025 in year 3. This withdrawal does not exceed the Guaranteed Withdrawal Amount so the Guaranteed Withdrawal Amount is not reset, but the Guaranteed Withdrawal Balance is reduced by the amount of the withdrawal ($120,500 - $6,025 = $114,475).

D No bonus is payable in any year that a withdrawal is taken.

Example 3.  Assume a single premium of $100,000 at age 63, no additional premiums are made, the Guaranteed Withdrawal Balance steps-up at the end of Contract Year 3, withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the Guaranteed Withdrawal Amount is taken at the end of Contract Year 5 which results in a reset. Since withdrawals are taken every year, there are no bonuses.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$100,000	$5,000	N/A	$5,000	$102,000	$100,000
2	0	5,000	N/A	5,000	103,828	95,000
3	0	5,000	$4,500A	5,000	105,781B	90,000
4	0	5,289C	5,289C	5,289	94,946	105,781B
5	0	5,289	5,289	10,000D	79,898	100,492
6	0	3,995D	3,995D	3,995	75,213	79,898D

A The Lifetime Income Amount is calculated on the Contract anniversary after the Covered Person’s 65th birthday. The Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance on that anniversary (0.05 X $90,000 = $4,500). In this example, since withdrawals were taken prior to the Contract anniversary following the Contract Year in which the Covered Person has reached age 65, the initial Lifetime Income Amount is less than the Guaranteed Withdrawal Amount.

B At the end of Contract Year 3, the Contract Value in this example, $105,781 is greater than the Guaranteed Withdrawal Balance ($90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will step-up to equal the Contract Value of $105,781.

C Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($5,000) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (0.05 X $105,781 = $5,289). The Lifetime Income Amount is also recalculated as the greater of (a) the Lifetime Income Amount prior to the Step-up ($4,500) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (0.05 X $105,781 = $5,289).

D At the end of year 5, there is a withdrawal of $10,000, which is greater than both the Guaranteed Withdrawal Amount and the Lifetime Income Amount.  Since this is an Excess Withdrawal, the Guaranteed Withdrawal Balance will be reset to the lesser of (a) the Contract Value after the withdrawal ($79,898) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($100,492 - $10,000 = $90,492). Since the Guaranteed Withdrawal Balance was reset, the Guaranteed Withdrawal Amount and the Lifetime Income Amount will both be reset.  The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($5,289) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (0.05 X $79,898 = $3,995). The Lifetime Income Amount will equal the lesser of (a) the Lifetime Income Amount prior to the withdrawal ($5,289) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (0.05 X $79,898 = $3,995).

Example 4.  Assume the rider was issued on the Contract Date, and assume a single premium of $50,000 at Covered Person’s age 50, no additional premiums are paid, a withdrawal of $10,000 is taken at the end of Contract Year 5 and no other withdrawals are taken.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$50,000	$2,500	N/A	$0	$2,500	$51,870	$50,000
2	0	2,625	N/A	0	2,500	50,003	52,500
3	0	2,750	N/A	0	2,500	52,961A	55,000
4	0	2,875	N/A	0	2,500	54,311	57,500
5	0	3,000	N/A	10,000B	0	46,748B	60,000
6	0	2,337B	N/A	0	2,337C	45,741A	46,748B
7	0	2,454	N/A	0	2,337	49,579	49,085
8	0	2,571	N/A	0	2,337	49,280	51,422
9	0	2,687	N/A	0	2,337	52,609A	53,759
10	0	2,804	N/A	0	2,337	55,031A	56,096

A The Contract Value on the eligible step-up dates shown (3rd, 6th, 9th, 10th Contract anniversaries), is less than the Guaranteed Withdrawal Balance so no step-up occurs.

B At the end of year 5, there is a withdrawal of $10,000.  Since this is an Excess Withdrawal, the Guaranteed Withdrawal Balance will be reset to the lesser of (a) the Contract Value after the withdrawal ($46,748) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($60,000 - $10,000 = $50,000). Since the Guaranteed Withdrawal Balance was reset, the Guaranteed Withdrawal Amount will be reset.  The Lifetime Income Amount has not been calculated yet so it will not be reset.  The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($3,000) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance (0.05 X $46,748 = $2,337).

C There is no withdrawal during the sixth Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance.  Because a reset has occurred due to an Excess Withdrawal, the bonus will be 5% of the previously stepped-up or reset Guaranteed Withdrawal Balance (0.05 X $46,748 = $2,337).

Example 5.  Assume the rider was issued on the Contract Date, and assume a single premium of $200,000 at Covered Person’s age 75, no additional premiums are paid, and withdrawals equal to the Lifetime Income Amount begin in year 1.  Since withdrawals are taken every year, there are no bonuses.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$200,000	$10,000	$10,000	$10,000	$0	$176,476	$200,000
2	0	10,000	10,000	10,000	0	151,890	190,000
3	0	10,000	10,000	10,000	0	126,478	180,000
4	0	10,000	10,000	10,000	0	100,396	170,000
5	0	10,000	10,000	10,000	0	84,307	160,000
6	0	10,000	10,000	10,000	0	61,597	150,000
7	0	10,000	10,000	10,000	0	49,438	140,000
8	0	10,000	10,000	10,000	0	31,299	130,000
9	0	10,000	10,000	10,000	0	19,448	120,000
10	0	10,000	10,000	10,000	0	17,308	110,000
11	0	10,000	10,000	10,000	0	6,529	100,000
12	0	10,000	10,000	10,000	0	0A	90,000A
13	0	10,000	10,000	10,000	0	0	80,000
14	0	10,000	10,000	10,000	0	0	70,000
15	0	10,000	10,000	10,000	0	0	60,000
16	0	10,000	10,000	10,000	0	0	50,000
17	0	10,000	10,000	10,000	0	0	40,000
18	0	10,000	10,000	10,000	0	0	30,000
19	0	10,000	10,000	10,000	0	0	20,000
20	0	10,000	10,000	10,000	0	0	10,000
21+	0	0B	10,000B	10,000	0	0	0B

A During year 12, the Lifetime Income Amount withdrawal causes the Contract Value to reduce to zero.  At that time, the Guaranteed Withdrawal Balance and the Lifetime Income Amount are both greater than zero and the Contract enters the Settlement Phase.  No additional premiums will be accepted and no rider charge will be deducted.  All other rights and benefits under the Contract terminate.

B The Lifetime Income Amount continues to be available as long as the Covered Person remains alive, even when the Guaranteed Withdrawal Balance reduces to zero.

Example 6.  Assume the rider was issued on the Contract Date, and assume a single premium of $100,000 at Covered Person’s age 55, no additional premiums are paid, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 5.  Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible step-up dates, so there is no step-up.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Guaranteed Withdrawal Balance
1	$100,000	$5,000	N/A	$0	$5,000A	$100,000
2	0	5,250	N/A	0	5,000	105,000
3	0	5,500	N/A	0	5,000	110,000
4	0	5,750	N/A	0	5,000	115,000
5	0	6,000	N/A	6,000B	0	120,000
6	0	6,000	N/A	6,000	0	114,000B
7	0	6,000	N/A	6,000	0	108,000
8	0	6,000	N/A	6,000	0	102,000
9	0	6,000	N/A	6,000	0	96,000
10	0	6,000	N/A	6,000	0	90,000
11	0	6,000D	$4,200C	4,200D	0	84,000
12	0	6,000	4,200	4,200	0	79,800
13	0	6,000	4,200	4,200	0	75,600
14	0	6,000	4,200	4,200	0	71,400
15	0	6,000	4,200	4,200	0	67,200

A There is no withdrawal during the first five Contract Years so a bonus will be added to the Guaranteed Withdrawal Balance.  The bonus is equal to 5% of the total premiums paid to date (0.05 X $100,000 = $5,000).

B There are withdrawals equal to the Guaranteed Withdrawal Amount ($6,000) beginning in year 5. These withdrawals do not exceed the Guaranteed Withdrawal Amount so the Guaranteed Withdrawal Amount is not reset, but the Guaranteed Withdrawal Balance is reduced by the amount of the withdrawal ($120,000 - $6,000 = $114,000).

C The Lifetime Income Amount is calculated on the Contract anniversary after the Covered Person’s 65th birthday. The Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance on that anniversary (0.05 X $84,000 = $4,200). In this example, since withdrawals were taken prior to the Contract anniversary following the Contract Year in which the Covered Person has reached age 65, the initial Lifetime Income Amount is less than the Guaranteed Withdrawal Amount.

D At the Covered Person’s age 65, the Guaranteed Withdrawal Amount and the Lifetime Income Amount are not equal.  The Guaranteed Withdrawal Amount of $6,000 can continue to be taken until the Guaranteed Withdrawal Balance reduces to zero.  Or the Lifetime Income Amount of $4,200 can be taken as long as the Covered Person is alive.  This example shows Lifetime Income Amount withdrawals beginning at age 65.

Example 7. Assume the rider was issued on the Contract Date, and assume premiums of $10,000 annually beginning at Covered Person’s age 53 and premiums ending at age 64, no withdrawals are taken until age 65, and the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible step-up dates, so there is no step-up.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Guaranteed Withdrawal Balance
1	$10,000	$500	N/A	$0	$500	$10,000
2	10,000	1,025	N/A	0	1,000A	20,500
3	10,000	1,575	N/A	0	1,500	31,500
4	10,000	2,150	N/A	0	2,000	43,000
5	10,000	2,750	N/A	0	2,500	55,000
6	10,000	3,375	N/A	0	3,000	67,500
7	10,000	4,025	N/A	0	3,500	80,500
8	10,000	4,700	N/A	0	4,000	94,000
9	10,000	5,400	N/A	0	4,500	108,000
10	10,000	6,125	N/A	0	5,000	122,500
11	10,000	6,875	N/A	0	0B	137,500
12	10,000	7,375	N/A	0	0	147,500
13	0	7,375	$7,375C	7,375	0	147,500

A There is no withdrawal during the second Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance.  The bonus is equal to 5% of the total premiums paid to date (0.05 X $20,000 = $1,000).

B The bonus is applied in the first 10 years following the rider effective date (and up to age 80 of the covered person) so the bonus is 0 in years 11 and on.

C The Lifetime Income Amount is calculated on the Contract anniversary after the Covered Person’s 65th birthday. The Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance on that anniversary (0.05 X $147,500 = $7,375). At this point, the Lifetime Income Amount is payable until the death of the Covered Person.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

ADDITIONAL CONTRACT PROVISIONS	1
THE CONTRACT	1
INCONTESTABILITY	1
MISSTATEMENT OF AGE OR SEX	1
NON-PARTICIPATION	1
TAX STATUS OF THE CONTRACTS	1
CONTROL OF THE CONTRACT	2
OWNERSHIP	2
CHANGE OF OWNERSHIP	2
ASSIGNMENT	2
BENEFICIARY	2
SIMULTANEOUS DEATH OF BENEFICIARY AND ANNUITANT	3
SALE OF THE CONTRACTS	3
CALCULATION OF YIELDS AND TOTAL RETURNS	3
FEDERATED PRIME MONEY FUND II SUBACCOUNT YIELDS	3
OTHER SUBACCOUNT YIELDS	4
STANDARD SUBACCOUNT AVERAGE ANNUAL TOTAL RETURNS	5
OTHER TOTAL RETURNS	5
EFFECT OF THE ANNUAL ADMINISTRATION FEE ON PERFORMANCE DATA	6
SAFEKEEPING OF ACCOUNT ASSETS	6
STATE REGULATION	6
RECORDS AND REPORTS	6
LEGAL MATTERS	6
EXPERTS	6
OTHER INFORMATION	7
FINANCIAL STATEMENTS	7

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To order a copy of the Statement of Additional Information you must complete and mail the form below, or you may call
(800) 616-3670 to order a copy.

To:	Kansas City Life Insurance Company
Variable Administration Department
P.O. Box 219364
Kansas City, Missouri 64121-9364

Please mail a copy of Statement of Additional Information for the Kansas City Life Variable Annuity Separate Account to:

Name:___________________________________________________________________________________________

Address:_________________________________________________________________________________________

City:_________________________________________	State:_________________________	Zip:_____________

Signature of Requestor:__________________________________________________________	Date:____________

Kansas City Life Insurance Company

3520 Broadway

P.O. Box 219364

Kansas City, Missouri 64121-9364

(800) 616-3670

Statement of Additional Information

Kansas City Life Variable Annuity Separate Account

Individual Flexible Premium Deferred Variable Annuity Contract

This Statement of Additional Information contains information in addition to the information described in the Prospectus for an individual flexible premium deferred variable annuity contract ("Contract") we offer.  This Statement of Additional Information is not a Prospectus and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds.  The Prospectus is dated the same as this Statement of Additional Information.  Terms defined in the Prospectus have the same meaning in this Statement of Additional Information.  You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

The date of this Statement of Additional Information is May 1, 2010.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

ADDITIONAL CONTRACT PROVISIONS	1
THE CONTRACT	1
INCONTESTABILITY	1
MISSTATEMENT OF AGE OR SEX	1
NON-PARTICIPATION	1
TAX STATUS OF THE CONTRACTS	1
CONTROL OF THE CONTRACT	2
OWNERSHIP	2
CHANGE OF OWNERSHIP	2
ASSIGNMENT	2
BENEFICIARY	2
SIMULTANEOUS DEATH OF BENEFICIARY AND ANNUITANT	3
SALE OF THE CONTRACTS	3
CALCULATION OF YIELDS AND TOTAL RETURNS	3
FEDERATED PRIME MONEY FUND II SUBACCOUNT YIELDS	3
OTHER SUBACCOUNT YIELDS	4
STANDARD SUBACCOUNT AVERAGE ANNUAL TOTAL RETURNS	5
OTHER TOTAL RETURNS	5
EFFECT OF THE ANNUAL ADMINISTRATION FEE ON PERFORMANCE DATA	6
SAFEKEEPING OF ACCOUNT ASSETS	6
STATE REGULATION	6
RECORDS AND REPORTS	6
LEGAL MATTERS	6
EXPERTS	6
OTHER INFORMATION	7
FINANCIAL STATEMENTS	7

ADDITIONAL CONTRACT PROVISIONS

THE CONTRACT

The entire Contract is made up of the contract and the application.  The statements made in the application are deemed representations and not warranties.  We cannot use any statement to deny a claim or to void the Contract unless it is in the application and we attach a copy of the application to the Contract at issue.

INCONTESTABILITY

We will not contest the Contract after it has been in force during the Annuitant's lifetime for two years from the Contract Date of the Contract.

MISSTATEMENT OF AGE OR SEX

If the age or sex of the Annuitant has been misstated, the amount that we will pay is the amount that the Proceeds would have purchased at the correct age and sex.

If we make an overpayment because of an error in age or sex, the overpayment plus interest at 3% (compounded annually) will be a debt against the Contract.  If you do not repay this amount, we will reduce future payments accordingly.

If an underpayment is made because of an error in age or sex, we will calculate any annuity payments at the correct age and sex and we will adjust future payments.  We will pay the underpayment with interest at 3% (compounded annually) in a single sum.

NON-PARTICIPATION

The Contract is not eligible for any dividends and will not participate in our surplus earnings.

TAX STATUS OF THE CONTRACTS

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements.  The Internal Revenue Code (“Code”) requires that the investments of each investment division of the separate account underlying the Contracts be “adequately diversified” in order for the Contracts to be treated as annuity contracts for federal income tax purposes.  It is intended that the Variable Account, through each Portfolio of the Funds, will satisfy these diversification requirements.

Owner Control.  In certain circumstances, owners of variable annuity contracts have been considered, for federal income tax purposes, to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets.  When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets.  There is little guidance in this area, and some features of the Contract, such as the flexibility of an Owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings.  While we believe that the Contract does not give an Owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent an Owner from being treated as the owner of the separate account assets supporting the Contract.

Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract.  Specifically, section 72(s) requires that:  (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death.  These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner’s death.  The

1

designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death.  However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued.  We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

CONTROL OF THE CONTRACT

OWNERSHIP

The Annuitant is the Owner unless otherwise provided in the application.  As Owner, you may exercise every right provided by your Contract.  These rights and privileges end at the Annuitant’s death.

The consent of the Beneficiary is required to exercise these rights if you have not reserved the right to change the Beneficiary.

CHANGE OF OWNERSHIP

You may change the ownership of this Contract by giving Written Notice to us.  The change will be effective on the date your Written Notice was signed but will have no effect on any payment made or other action taken by us before we receive it.  We may require that the Contract be submitted for endorsement to show the change.

Certain federal income tax consequences may apply to a change of ownership on Non-Qualified Contracts.  You should consult with your tax adviser before requesting any changes of ownership on a Non-Qualified Contract.

ASSIGNMENT

An assignment is a transfer of some or all of your rights under this Contract.  No assignment will be binding on us unless made in writing and filed at our Home Office.  We assume no responsibility for the validity or effect of any assignment.

Certain federal income tax consequences may apply to an assignment.  You should consult with your tax adviser before requesting an assignment.

BENEFICIARY

The Beneficiary is shown on the application or in the last Beneficiary designation filed with us.  Death benefit Proceeds will be paid to the Beneficiary except as provided in this section.

If any Beneficiary dies before the Annuitant, that Beneficiary’s interest will pass to any other Beneficiaries according to their respective interest.

If all Beneficiaries die before the Annuitant, we will pay death benefit Proceeds to you, if living, otherwise to your estate or legal successors.

Unless you have waived the right to do so, you may change the Beneficiary by filing a Written Notice in a form satisfactory to us.  In order to be effective, the Written Notice for change of Beneficiary must be signed while your Contract is in force and the Annuitant is living.  The change will be effective on the date your Written Notice was signed but will have no effect on any payment made or other action taken by us before we receive it.

The interest of any Beneficiary will be subject to:

•	any assignment of this Contract which is binding on us; and
•	any optional settlement agreement in effect at the Annuitant’s death.

2

SIMULTANEOUS DEATH OF BENEFICIARY AND ANNUITANT

We will pay death benefit Proceeds as though the Beneficiary died before the Annuitant if:

•	the Beneficiary dies at the same time as or within 15 days of the Annuitant’s death; and
•	we have not paid the Proceeds to the Beneficiary within this 15-day period.

SALE OF THE CONTRACTS

We offer the Contracts to the public on a continuous basis through Sunset Financial Services, Inc. (“Sunset Financial”).  We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

Sunset Financial is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us.  Sunset Financial serves as principal underwriter for the Contracts.  Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri 64121-9365.  Sunset Financial is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (“1934 Act”), and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Sunset Financial is a member of the Securities Investor Protection Corporation.

Sunset Financial offers the Contracts through its registered representatives.  Sunset Financial may also enter into selling agreements with other broker-dealers for sales of the Contracts through their registered representatives.  Registered representatives must be licensed as insurance agents and appointed by us.

We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with its registered representatives and also with broker-dealers who have entered into selling agreements.

Sunset Financial received sales compensation with respect to all variable contracts in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commissions Paid to Sunset Financial*	Aggregate Amount of Commissions Retained by Sunset Financial After Payments to its Registered Persons and Other Broker-Dealers
2007	$2,800,860.00	$90,469.00
2008	$2,189,088.00	$85,139.00
2009	$1,519,126.00	$50,315.00
* Includes sales compensation paid to registered persons of Sunset Financial.

CALCULATION OF YIELDS AND TOTAL RETURNS

From time to time, we may disclose yields, total returns, and other performance data pertaining to the Contracts for a Subaccount.  Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the Securities and Exchange Commission ("SEC").

Because of the charges and deductions imposed under a Contract, the yield for the Subaccounts will be lower than the yield for their respective Portfolios.  The calculations of yields, total returns, and other performance data do not reflect the effect of any premium tax that may be applicable to a particular Contract.  Premium taxes currently range from 0% to 3.5% of premium based on the state in which the Contract is sold.

FEDERATED PRIME MONEY FUND II SUBACCOUNT YIELDS

From time to time, advertisements and sales literature may quote the current annualized yield of the Federated Prime Money Fund II Subaccount for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Federated Prime Money Fund II or on its portfolio securities.

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This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one unit of the Federated Prime Money Fund II Subaccount at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.

The net change in account value reflects:

•	net income from the Federated Prime Money Fund II attributable to the hypothetical account; and
•	charges and deductions imposed under the Contract which are attributable to the hypothetical account.

The charges and deductions include the per unit charges for the hypothetical account for:

•	the annual administration fee,
•	the asset-based administration charge, and
•	the mortality and expense risk charge.

For purposes of calculating current yields for a Contract, an average per unit administrative fee is used based on the $30 annual administration fee deducted at the beginning of each Contract Year and an assumed account size equal to the Subaccount’s average account size.

Because of the charges and deductions imposed under the Contract, the yield for the Federated Prime Money Fund II Subaccount will be lower than the yield for the Federated Prime Money Fund II.

The current and effective yields on amounts held in the Federated Prime Money Fund II Subaccount normally will fluctuate on a daily basis.  Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return.  The Federated Prime Money Fund II Subaccount's actual yield is affected by:

•	changes in interest rates on money market securities;
•	average portfolio maturity of the Federated Prime Money Fund II;
•	the types and quality of portfolio securities held by the Federated Prime Money Fund II; and
•	the Federated Prime Money Fund II's operating expenses.

Yields on amounts held in the Federated Prime Money Fund II Subaccount may also be presented for periods other than a seven-day period.

OTHER SUBACCOUNT YIELDS

From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Federated Prime Money Fund II Subaccount) for a Contract for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by the Subaccount during a 30-day or one-month period that is assumed to be generated each period over a 12-month period.

The yield is computed by:

•	dividing the net investment income of the Portfolio attributable to the Subaccount units less Subaccount expenses for the period; by
•	the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; by
•	compounding that yield for a six-month period; and by
•	multiplying that result by two. Expenses attributable to the Subaccount include the annual administration fee, asset-based administration charge, and mortality and expense risk charge.

The yield calculation assumes an annual administration fee of $30 per year per Contract deducted at the beginning of each Contract Year.  For purposes of calculating the 30-day or one-month yield, an average annual administration fee per

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dollar of Contract Value in the Account is used to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period.

Because of the charges and deductions imposed under the Contracts, the yield for the Subaccount will be lower than the yield for the corresponding Fund’s Portfolio.

The yield on the amounts held in the Subaccounts normally will fluctuate over time.  Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return.  A Subaccount's actual yield is affected by the types and quality of portfolio securities held by the corresponding Portfolio and its operating expenses.

Yield calculations do not take into account the surrender charge under the Contract.  The surrender charge is calculated as a percentage of your premium payment being surrendered or withdrawn during the applicable Premium Year.  The amount of the surrender charge decreases over time, measured from the date the premium payment is applied.  The initial surrender charge is 8%, decreasing to 0 after the eight Premium Years.  Subject to certain restrictions, a surrender charge will not be imposed upon surrender or on the first partial surrender in any Contract Year on an amount up to 10% of the Contract Value as of the beginning of the Contract Year.

STANDARD SUBACCOUNT AVERAGE ANNUAL TOTAL RETURNS

From time to time, sales literature or advertisements may also quote standard subaccount average annual total returns for the Subaccounts for various periods of time.

When a Subaccount has been in operation for one, five and 10 years, respectively, the standard subaccount average annual total return for these periods will be provided.  Standard subaccount average annual total returns for other periods of time may, from time to time, also be disclosed.

Standard subaccount average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $10,000 under a Contract to the redemption value of that investment as of the last day of each of the periods.  The ending date for each period for which total return quotations are provided will be for the most recent month-end practicable, considering the type and media of the communication that will be stated in the communication.

We will calculate standard subaccount average annual total returns using Subaccount unit values which we calculate on each valuation day based on:

•	the performance of the Subaccount's underlying Portfolio;
•	the deductions for the annual administration fee;
•	asset-based administration charge; and
•	mortality and expense risk charge.

The calculation assumes that the annual administration fee is $30 per year per Contract deducted at the beginning of each Contract Year.  For purposes of calculating average annual total return, an average per dollar annual administration fee attributable to the hypothetical account for the period is used based on an account size equal to the Subaccount’s average account size.  The calculation assumes the selection of the Base Guaranteed Minimum Death Benefit Option.  The calculation also assumes surrender of the Contract at the end of the period for the return quotation.  Standard subaccount average annual total returns will therefore reflect a deduction of the surrender charge for any period less than eight years.   The calculation does not reflect either of the guaranteed bonuses.

OTHER TOTAL RETURNS

Adjusted Historic Portfolio Average Annual Total Return.  From time to time, sales literature or advertisements may also quote total returns for periods prior to the date the Variable Account began operations.  Such performance information will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect.

From time to time, sales literature or advertisements may also quote adjusted historic portfolio average annual total returns that do not reflect the surrender charge.  These are calculated in exactly the same way as the adjusted historic

5

portfolio average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any charges on amounts surrendered.

We may disclose cumulative total returns in conjunction with the standard formats described above.

EFFECT OF THE ANNUAL ADMINISTRATION FEE ON PERFORMANCE DATA

The Contract provides for a $30 annual administration fee (waived for Contracts with a Contract Value of at least $50,000 at the beginning of the Contract Year) to be deducted annually at the beginning of each Contract Year, from the Subaccounts and the Fixed Account based on the proportion that the value of each such account bears to the total Contract Value. For purposes of reflecting the annual administration fee in yield and total return quotations, the annual charge is converted into a per-dollar per-day charge based on the average Contract Value in the Variable Account of all Contracts on the last day of the period for which quotations are provided. The per-dollar per-day average charge will then be adjusted to reflect the basis upon which the particular quotation is calculated.

SAFEKEEPING OF ACCOUNT ASSETS

We hold the title to the assets of the Variable Account.  The assets are kept physically segregated and held separate and apart from our Account assets and from the assets in any other separate account.

Records are maintained of all purchases and redemption’s of Portfolio shares held by each of the Subaccounts.

Our officers and employees are covered by an insurance company blanket bond issued by Fidelity and Deposit Company of Maryland to Kansas City Life in the amount of $5,000,000.  The bond insures against dishonest and fraudulent acts of officers and employees.

STATE REGULATION

We are subject to regulation and supervision by the Department of Insurance of the State of Missouri, which periodically examines our affairs.  We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business.  A copy of the Contract form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Contracts are sold.  We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for the purposes of determining solvency and compliance with local insurance laws and regulations.

RECORDS AND REPORTS

We will retain all records and accounts relating to the Variable Account.  As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Contract Owners semi-annually at the Owner's last known address of record.

LEGAL MATTERS

All matters relating to Missouri law pertaining to the Contracts, including the validity of the Contracts and Kansas City Life's authority to issue the Contracts, have been passed upon by William A. Schalekamp, General Counsel of Kansas City Life.  Sutherland Asbill & Brennan LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws.

EXPERTS

The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2009 and 2008 and for each of the years in the three-year period ended December 31, 2009; the statement of net assets of the Variable Account as of December 31, 2009 and the related statement of operations for the period or year ended December 31, 2009 and statements of changes in net assets for each of the periods or years in the two-year period ended December 31, 2009, and financial highlights for each of the periods or years in the five-year period ended December 31, 2009; have been included herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, appearing

6

elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.  Their report on the consolidated financial statements contains an explanatory paragraph stating that as discussed in note 1 to the consolidated financial statements, the Company changed its method of accounting for other-than-temporary impairments of debt securities due to the adoption of new accounting requirements issued by the Financial Accounting Standards Board (FASB), effective January 1, 2009, the Company changed its method of recognizing and measuring the tax effects related to uncertain tax positions due to the adoption of new accounting requirements issued by the FASB, effective January 1, 2007, and the Company changed its method of deferred acquisition costs on internal replacements of insurance contracts due to the adoption of new accounting requirements issued by the American Institute of Certified Public Accountants, effective January 1, 2007.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information.  Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information.  Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries.  For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

The following financial statements for Kansas City Life Insurance Company are included in this Statement of Additional Information:

•	consolidated balance sheet as of December 31, 2009 and 2008; and
•	related consolidated statements of income, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2009.

The following financial statements for the Variable Account are included in this Statement of Additional Information:

•	statement of net assets as of December 31, 2009; and
•
related statement of operations for the period or year ended December 31, 2009, statements of changes in net assets for each of the periods or years in the two-year period ended December 31, 2009, and financial highlights for each of the periods or years in the five-year period ended December 31, 2009.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that the Kansas City Life’s principal investments are in fixed maturity securities, mortgage loans and real estate; all of which are exposed to three primary sources of investment risk:  credit risk, interest rate risk, and liquidity risk.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.

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Amounts in thousands, except share data, or as otherwise noted

KANSAS CITY LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS

	December 31
	2009	2008
ASSETS
Investments:
Fixed maturity securities available for sale, at fair value
(amortized cost: 2009 - $2,470,516; 2008 - $2,543,674)	$ 2,469,272	$ 2,350,834
Equity securities available for sale, at fair value
(cost: 2009 - $35,405; 2008 - $35,850)	36,876	36,576
Mortgage loans	457,582	445,389
Real estate	114,076	99,576
Policy loans	85,585	88,304
Short-term investments	138,704	35,138
Total investments	3,302,095	3,055,817

Cash	4,981	9,720
Accrued investment income	32,989	33,689
Deferred acquisition costs	209,495	263,756
Value of business acquired	66,114	82,855
Reinsurance receivables	179,365	168,390
Property and equipment	24,393	25,922
Income taxes	8,784	39,628
Other assets	35,145	28,749
Separate account assets	312,824	258,565
Total assets	$ 4,176,185	$ 3,967,091

LIABILITIES
Future policy benefits	$ 866,889	$ 853,456
Policyholder account balances	2,048,828	2,030,656
Policy and contract claims	33,484	34,913
Other policyholder funds	137,847	125,826
Notes payable	-	2,900
Income taxes	21,851	-
Other liabilities	126,099	133,668
Separate account liabilities	312,824	258,565
Total liabilities	3,547,822	3,439,984

STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share
Authorized 36,000,000 shares,
issued 18,496,680 shares	23,121	23,121
Additional paid in capital	41,068	36,281
Retained earnings	757,225	750,600
Accumulated other comprehensive loss	(36,477)	(130,799)
Treasury stock, at cost (2009 - 6,931,589 shares;
2008 - 7,061,476 shares)	(156,574)	(152,096)
Total stockholders' equity	628,363	527,107

Total liabilities and stockholders' equity	$ 4,176,185	$ 3,967,091

See accompanying Notes to Consolidated Financial Statements.

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KANSAS CITY LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF INCOME

	Year Ended December 31
	2009	2008	2007
REVENUES
Insurance revenues:
Premiums	$ 190,799	$ 180,782	$ 175,460
Contract charges	105,716	109,007	111,422
Reinsurance ceded	(54,851)	(53,616)	(54,988)
Total insurance revenues	241,664	236,173	231,894
Investment revenues:
Net investment income	177,428	177,419	190,405
Realized investment gains, excluding
impairment losses	10,979	10,422	9,462
Net impairment losses recognized in earnings:
Total other-than-temporary impairment losses	(37,125)	(62,693)	(4,036)
Portion of impairment losses recognized in
other comprehensive income (loss)	16,070	-	-
Net impairment losses recognized in earnings	(21,055)	(62,693)	(4,036)
Total investment revenues	167,352	125,148	195,831
Other revenues	10,579	13,005	11,499
Total revenues	419,595	374,326	439,224

BENEFITS AND EXPENSES
Policyholder benefits	178,971	178,749	166,458
Interest credited to policyholder account balances	86,713	86,899	91,215
Amortization of deferred acquisition costs
and value of business acquired	39,654	42,084	40,333
Operating expenses	97,805	92,808	88,307
Total benefits and expenses	403,143	400,540	386,313

Income (loss) before income tax expense (benefit)	16,452	(26,214)	52,911

Income tax expense (benefit)	5,720	(9,164)	17,250

NET INCOME (LOSS)	$ 10,732	$ (17,050)	$ 35,661

Comprehensive income (loss), net of taxes:
Change in net unrealized gains and (losses) on
securities available for sale	$ 89,709	$ (89,921)	$ 6,396
Change in benefit plan obligations	11,212	(21,067)	(1,089)
Other comprehensive income (loss)	100,921	(110,988)	5,307
COMPREHENSIVE INCOME (LOSS)	$ 111,653	$ (128,038)	$ 40,968

Basic and diluted earnings per share:
Net income (loss)	$ 0.93	$ (1.47)	$ 3.01

See accompanying Notes to Consolidated Financial Statements.

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KANSAS CITY LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

	Year Ended December 31
	2009	2008	2007

COMMON STOCK, beginning and end of year	$ 23,121	$ 23,121	$ 23,121

ADDITIONAL PAID IN CAPITAL
Beginning of year	36,281	30,244	25,852
Excess of proceeds over cost of treasury stock sold	4,787	6,037	4,392

End of year	41,068	36,281	30,244

RETAINED EARNINGS
Beginning of year	750,600	780,133	780,892
Cummulative effect of change in accounting
principle (See Note 14)	8,399	-	-
Net income (loss)	10,732	(17,050)	35,661
Stockholder dividends of $1.08 per share
(2008 - $1.08; 2007 - $3.08)	(12,506)	(12,483)	(36,420)

End of year	757,225	750,600	780,133

ACCUMULATED OTHER COMPREHENSIVE
LOSS
Beginning of year	(130,799)	(19,811)	(25,118)
Cummulative effect of change in accounting
principle (See Note 14)	(6,599)	-	-
Other comprehensive income (loss)	100,921	(110,988)	5,307

End of year	(36,477)	(130,799)	(19,811)

TREASURY STOCK, at cost
Beginning of year	(152,096)	(129,286)	(120,443)
Cost of 396,821 shares acquired
(2008 - 557,424 shares; 2007 - 230,581 shares)	(11,957)	(25,972)	(10,799)
Cost of 526,708 shares sold
(2008 - 222,687 shares; 2007 -140,121 shares)	7,479	3,162	1,956

End of year	(156,574)	(152,096)	(129,286)

TOTAL STOCKHOLDERS' EQUITY	$ 628,363	$ 527,107	$ 684,401

See accompanying Notes to Consolidated Financial Statements.

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KANSAS CITY LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended December 31
	2009	2008	2007
OPERATING ACTIVITIES
Net income (loss)	$ 10,732	$ (17,050)	$ 35,661
Adjustments to reconcile net income (loss) to
net cash provided by operating activities:
Amortization of investment premium	3,838	5,114	6,279
Depreciation	2,919	3,008	3,323
Acquisition costs capitalized	(33,557)	(27,804)	(28,643)
Amortization of deferred acquisition costs	35,575	34,990	31,073
Amortization of value of business acquired	4,664	7,094	9,260
Realized investment (gains) losses	10,076	52,271	(4,060)
Changes in assets and liabilities:
Reinsurance recoverable	(10,975)	(6,050)	(4,109)
Future policy benefits	13,433	1,633	(2,258)
Policyholder account balances	(22,122)	(17,378)	(20,923)
Income taxes payable and deferred	7,944	(31,509)	1,577
Other, net	6,150	8,018	5,717
Net cash provided	28,677	12,337	32,897

INVESTING ACTIVITIES
Purchases of investments:
Fixed maturity securities	(322,508)	(251,136)	(313,080)
Equity securities	(4,025)	(8,300)	(15,249)
Mortgage loans	(59,650)	(49,273)	(54,816)
Real estate	(21,338)	(30,138)	(4,507)
Other investment assets	(103,566)	-	-
Sales of investments:
Fixed maturity securities	134,810	33,499	168,259
Equity securities	4,781	8,811	4,583
Real estate	4,063	30,613	22,457
Other investment assets	2,719	5,883	7,930
Maturities and principal paydowns of investments:
Fixed maturity securities	247,925	254,950	198,224
Equity securities	-	-	2,806
Mortgage loans	47,458	54,031	58,405
Net dispositions (acquisitions) of property and equipment	(68)	3	(969)
Proceeds from sale of non insurance affiliate	-	-	10,104
Net cash provided (used)	(69,399)	48,943	84,147

See accompanying Notes to Consolidated Financial Statements.

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KANSAS CITY LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS-(Continued)

	Year Ended December 31
	2009	2008	2007

FINANCING ACTIVITIES
Proceeds from borrowings	$ 1,500	$ 100,962	$ 122,830
Repayment of borrowings	(4,400)	(108,462)	(127,130)
Deposits on policyholder account balances	239,642	200,465	205,767
Withdrawals from policyholder account balances	(203,006)	(240,508)	(294,799)
Net transfers from separate accounts	8,566	8,556	11,706
Change in other deposits	5,878	4,525	13,703
Cash dividends to stockholders	(12,506)	(12,483)	(36,420)
Net disposition (acquisition) of treasury stock	309	(16,773)	(4,451)
Net cash provided (used)	35,983	(63,718)	(108,794)

Increase (decrease) in cash	(4,739)	(2,438)	8,250
Cash at beginning of year	9,720	12,158	3,908

Cash at end of year	$ 4,981	$ 9,720	$ 12,158

See accompanying Notes to Consolidated Financial Statements.

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KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Business
Kansas City Life Insurance Company is a Missouri domiciled stock life insurance company which, with its subsidiaries, is licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual insurance, annuity and group products through three life insurance companies.  The consolidated entity (the Company) primarily consists of three life insurance companies.  Kansas City Life Insurance Company (Kansas City Life) is the parent company.  Sunset Life Insurance Company of America (Sunset Life) and Old American Insurance Company (Old American) are wholly-owned subsidiaries.

Basis of Presentation
The accompanying consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America (GAAP) and include the accounts of Kansas City Life and its subsidiaries, principally Sunset Life and Old American. Significant intercompany transactions have been eliminated in consolidation and certain immaterial reclassifications have been made to the prior period results to conform with the current period’s presentation.

Use of Estimates
The preparation of the consolidated financial statements requires management of the Company to make estimates and assumptions relating to the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are the fair value of certain invested assets, deferred acquisition costs, value of business acquired, future policy benefits, policy and contract claim liabilities, pension and other postretirement benefits and the valuation allowance on deferred income tax assets.

Business Changes
On January 8, 2007, the Company completed the sale of Generations Bank, its bank subsidiary, after receiving regulatory approval from the Office of Thrift Supervision.  The gain on the sale was $1.9 million and is included in realized investment gains.  The bank subsidiary and the results of operations were not material to the financial statements of the Company and are not disclosed separately.

Significant Accounting Policies
Presented below is a summary of significant accounting policies used by the Company.

Investments
Investment income is recognized when earned.   Realized gains and losses on the sale of investments are determined on the basis of specific security identification recorded on the trade date. Securities available for sale are stated at fair value.  Unrealized gains and losses, net of adjustments to deferred acquisition costs (DAC), value of business acquired (VOBA), policyholder account balances and deferred income taxes, are reported as a separate component of accumulated other comprehensive loss in stockholders' equity.  Unrealized losses represent the difference between amortized cost and fair value on the valuation date.  The adjustments to DAC and VOBA represent changes in the amortization of DAC and VOBA that would have been required as a charge or credit to income had such unrealized amounts been realized.  The adjustment to policyholder account balances represents the increase from using a discount rate that would have been required if such unrealized gains or losses had been realized and the proceeds reinvested at current market interest rates, which were lower than the then-current effective portfolio rate.

The Company’s fair value of fixed maturity and equity securities are derived from external pricing sources, brokers, and internal matrices and calculations.  At December 31, 2009, approximately 92% of the carrying value of these investments was from external pricing services and 8% was derived from brokers, internal matrices and calculations.  The investment portfolio is monitored regularly to ensure that investments which may be other-than-temporarily impaired are identified in a timely fashion and properly valued.  Other-than-temporary impairments that are determined to be due to credit are charged against earnings as realized investment losses.  Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method.  See Note 3 – Investments for further details.

Investment income on residential mortgage-backed securities is initially based upon yield, cash flow, and prepayment assumptions at the date of purchase.  Subsequent revisions in those assumptions are recorded using the retrospective method, except for adjustable rate residential mortgage-backed securities where the prospective method is used.  Under the

6

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

retrospective method the amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the time of purchase.  Under the prospective method, future cash flows are estimated and interest income is recognized going forward using the new effective yield to maturity.  The adjustments to amortized cost under both methods are recorded as a charge or credit to net investment income.  The Company bases its historical results from individual securities and internal assessments of likely future results for these securities.   These results are based upon validations and comparisons to similar securities provided by third parties such as rating agency analysis.

Mortgage loans are stated at cost, adjusted for amortization of premium and accrual of discount, less a valuation reserve for probable losses. A loan is considered impaired if it is probable that contractual amounts due will not be collected. The valuation reserve is determined based upon historical impairment experience and insurance industry studies.  Loans in foreclosure and loans considered to be impaired are placed on a non-accrual status.

Real estate consists of directly owned investments and real estate joint ventures.  Real estate that is directly owned is carried at depreciated cost.  Real estate joint ventures consist primarily of office buildings, industrial warehouses, unimproved land for future development and low income housing tax credit (LIHTC) investments.  Real estate joint ventures are consolidated when required or are valued at cost, adjusted for the Company’s equity in earnings.

Policy loans are carried at cost, less principal payments received.  Short-term investments are stated at cost, adjusted for amortization of premium and accrual of discount.

Valuation of Investments
The Company’s principal investments are in fixed maturity securities, mortgage loans and real estate; all of which are exposed to three primary sources of investment risk: credit, interest rate and liquidity.  The fixed maturity securities, which are all classified as available for sale, are carried at their fair value in the Company’s balance sheet, with unrealized gains or losses recorded in accumulated other comprehensive loss.  The unrealized gains or losses are recorded net of the adjustment to policyholder account balances to reflect what would have been earned had those gains or losses been realized and the proceeds reinvested.

The Company has a policy and process in place to identify securities that could potentially have an impairment that is other-than-temporary.  This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors.  This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, asset quality and cash flow projections as indicators of credit issues.

The Company monitors the various markets in which its investments are traded.  The Company utilizes a primary independent third-party pricing service to determine the majority of its fair values.  At December 31, 2009, the Company used a second third-party pricing service to validate the fair market values provided by the primary pricing service.  The Company also used the second pricing service to determine the fair value of certain securities for which the primary pricing service was unable to provide.  The Company reviews values received from independent pricing sources for validity.  In addition, the Company tests a limited number of securities from each independent pricing service each reporting period to further validate reliance on the fair values provided.  When fair values are not available from external service providers, where possible, the Company utilizes quotes from brokers.  When the Company cannot obtain reliable broker pricing, a fair value is determined based upon an assessment of several factors appropriate for the specific issue, including but not limited to: the issuer’s industry; liquidity; cash flows; marketability, ratings and the ability of the issuer to satisfy the obligation; government intervention or regulations; fair value of comparable securities in actively traded or quoted markets; or other factors.  The Company creates a matrix of factors from which to calculate an estimable value.  However, all factors may not be known or publicly available from which to determine a value and, as such, the fair value used by the Company may not be truly indicative of the actual value available in an active market or an actual exit price if the Company were to sell the security in the current market.

At the end of each quarter, all securities are reviewed to determine whether impairments exist and whether other-than-temporary impairments should be recorded.  This quarterly process includes an assessment of the credit quality of each investment in the entire securities portfolio.  Additional reporting and review procedures are conducted for those securities where fair value is less than 90% of amortized cost.  The Company prepares a formal review document no less often than quarterly of all investments with greater than 20% declines in fair value for six months or more, investments that have previously been written down and that remain in an unrealized loss position greater than 20% of their value, and selected investments that have changed significantly from a previous period and that have a decline in fair value greater than 10% of amortized cost.

7

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary.  Relevant facts and circumstances considered include but are not limited to:

•	The current fair value of the security as compared to amortized cost;
•	The credit rating of the security;
•	The extent and the length of time the fair value has been below amortized cost;
•
The financial position of the issuer, including the current and future impact of any specific events, material declines in the issuer’s revenues, margins, cash positions, liquidity issues, asset quality, debt levels and income results;

•	Significant management or organizational changes;
•	Significant uncertainty regarding the issuer’s industry;
•	Violation of financial covenants;
•	Consideration of information or evidence that supports timely recovery;
•	The Company’s intent and ability to hold an equity security until it recovers in value;
•
Whether the Company intends to sell a debt security and whether it is not more likely than not that the Company will be required to sell a debt security before recovery of the amortized cost basis; and

•	Other business factors related to the issuer’s industry.

To the extent the Company determines that a fixed maturity security is deemed to be other-than-temporarily impaired, the portion of the impairment that is deemed to be due to credit is charged to the income statement and the cost basis of the underlying investment is reduced.  The portion of the impairment that is deemed to be non-credit is charged to other comprehensive income (loss).  Equity securities that were determined to be other-than-temporarily impaired are written down to fair value and the impairment is charged to the income statement.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments, determining if an impairment is other-than-temporary and determining the portion of an other-than-temporary impairment that is due to credit.  These risks and uncertainties include but are not limited to:

•	The risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated;
•
The risk that the performance of the underlying collateral for securities could deteriorate in the future and the Company’s credit enhancement levels and recovery values do not provide sufficient protection to the Company’s contractual principal and interest;

•
The risk that fraudulent, inaccurate or misleading information could be provided to the Company’s credit, investment and accounting professionals who determine the fair value estimates and accounting treatment for securities;

•	The risk that new information obtained by the Company or changes in other facts and circumstances may lead the Company to change its intent to sell the security before it recovers in value;
•	The risk that facts and circumstances change such that it becomes more likely than not that the Company will be required to sell the investment before recovery of the amortized cost basis; and
•	The risk that the methodology or assumptions used to develop estimates of the portion of impairments due to credit prove, over time, to be inaccurate or insufficient.

Any of these situations could result in a charge to income in a future period.

The evaluation of loan-backed and similar asset-backed securities, particularly including residential mortgage-backed securities, with significant indications of potential other-than-temporary impairment requires significant use of estimates and judgment.  Specifically, the Company performs discounted future cash flow calculations to assure the value of the investment is expected to be fully realized. Projections of expected future cash flows are based upon considerations of the performance of the actual underlying assets, including historical delinquencies, defaults, severity of losses incurred, and prepayments, along with the Company’s estimates of future results for these factors.  The Company’s estimates of future results are based upon actual historical performance of the underlying assets relative to historical, current and expected general economic conditions, specific conditions related to the underlying assets, industry data, and other factors that are believed to be relevant.

8

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The Company may selectively determine, as part of its individual investment assessment process in relation to specific investments that it no longer intends to hold a specific issue to its maturity.  If the Company makes this determination and the fair value is less than the cost basis, an analysis of the fair value of the investment is performed and the investment is written down to the fair value and an other-than-temporary impairment is recorded on this particular position.  Subsequently, the Company seeks to obtain the best possible outcome available for this specific issue and records an investment gain or loss at the disposal date.

Deferred Acquisition Costs
Deferred acquisition costs (DAC), principally agent commissions and other selling, selection and issue costs, which vary with and are directly related to the production of new business, are capitalized as incurred.  These deferred costs are then amortized in proportion to future premium revenues or the expected future profits of the business, depending upon the type of product.  Profit expectations are based upon assumptions of future interest spreads, mortality margins, expense margins and policy and premium persistency experience.  These assumptions involve judgment and are compared to actual experience on an ongoing basis.  If it is determined that the assumptions related to the profit expectations for interest sensitive and variable insurance products should be revised, the impact of the change is reported in the current period’s income as an unlocking adjustment.  There was no DAC unlocking adjustment for the year ended 2009 (2008 – $3.0 million; 2007 – $3.4 million).  Prior year adjustments reduced the amortization of DAC.

DAC is reviewed on an ongoing basis to determine that the unamortized portion does not exceed the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or gross profits are insufficient to amortize deferred acquisition costs, then the asset will be adjusted downward with the adjustment recorded as an expense in the current period.  No impairment adjustments have been recorded in the years presented. The DAC asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section of Note 1.  The change in DAC from unrealized losses on fixed maturity securities was $(52.1) million for year ended 2009 (2008 - $51.2 million; 2007 – $(0.7) million).

The following table provides information about DAC at December 31.

	2009	2008	2007
Balance at beginning of year	$ 263,756	$ 217,512	$ 220,595
Cumulative effect of change in accounting principle (See Note 14)	(450)	-	-
Capitalization of commissions, sales and issue expenses	33,557	27,804	28,643
Gross amortization	(46,677)	(46,412)	(43,341)
Accrual of interest	11,552	11,422	12,268
Amortization due to realized investment (gains) losses	(177)	2,243	33
Change in DAC due to unrealized investment (gains) losses	(52,066)	51,187	(686)
Balance at end of year	$ 209,495	$ 263,756	$ 217,512

Value of Business Acquired
When a new block of business is acquired or when an insurance company is purchased, a portion of the purchase price is allocated to a separately identifiable intangible asset, called the value of business acquired (VOBA).  VOBA is established as the actuarially determined present value of future gross profits of the business acquired and is amortized in proportion to future premium revenues or the expected future profits, depending on the type of business acquired.  Amortization of VOBA occurs with interest over the anticipated lives of the underlying business to which it relates, initially 15 to 30 years.  Similar to DAC, the assumptions regarding future experience can affect the carrying value of VOBA, including interest spreads, mortality, expense margins and policy and premium persistency experience.  Significant changes in these assumptions can impact the carrying balance of VOBA and produce changes that are reflected in the current period’s income as an unlocking adjustment.  A VOBA unlocking adjustment was made in the second quarter of 2009, which decreased the amortization of VOBA in the amount of $0.2 million for interest margins (2008 - increase of $0.2 million; 2007 - decrease of $1.1 million).

VOBA is reviewed on an ongoing basis to determine that the unamortized portion does not exceed the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or gross profits are insufficient to support the value of VOBA, then the asset will be adjusted downward with the adjustment recorded as an expense in the current period.  No impairment adjustments have been recorded in the years presented. The VOBA asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section of Note 1.  The change in VOBA asset from unrealized losses on fixed maturity securities in 2009 was $(12.4) million (2008 - $15.2 million; 2007 - $0.1 million).

9

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The following table provides information about VOBA at December 31.

	2009	2008	2007
Balance at beginning of year	$ 82,855	$ 73,517	$ 82,769
Cumulative effect of change in accounting principle (See Note 14)	(135)	-	-
Gross amortization	(8,644)	(11,704)	(14,545)
Accrual of interest	4,115	4,610	5,285
Amortization due to realized investment (gains) losses	336	1,187	(76)
Change in VOBA due to unrealized investment (gains) losses	(12,413)	15,245	84
Balance at end of year	$ 66,114	$ 82,855	$ 73,517

The accrual of interest for Old American VOBA was calculated at a 13.0% interest rate for the life block and a 7.0% rate for the accident and health block.  In 2009, interest was accrued on the GuideOne acquisition VOBA at the rates of 4.55% on the interest sensitive life block, 4.12% on the deferred annuity block and 5.25% on the traditional life block.  The VOBA on a separate acquired block of business used a 7.0% interest rate on the traditional life portion and a 5.4% interest rate on the interest sensitive portion.  The interest rates used in the calculation of VOBA are based on rates appropriate at the time of acquisition. The expected amortization of VOBA each year over the next five years, 2010 through 2014, is $7,236, $6,638, $4,537, $4,308, and $3,905, respectively.

Reinsurance
In the normal course of business, the Company cedes risks to other insurers, primarily to protect the Company against adverse fluctuations in mortality experience and for capital management.  Business is reinsured primarily through yearly renewable term and coinsurance agreements.  Under yearly renewable term insurance, the Company pays annual premiums and the reinsurer reimburses claims paid related to this coverage.  Under coinsurance, the reinsurer receives a proportionate share of the premiums less applicable commissions and is liable for a corresponding share of policy benefits.  The Company remains contingently liable if the reinsurer should be unable to meet obligations assumed under the reinsurance contract.  The Company also assumes risks ceded by other companies.

Reinsurance receivables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder account balances.

Separate Accounts
Separate account assets and liabilities arise from the sale of variable universal life insurance and variable annuity products.  The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk.  The assets are legally segregated and are not subject to claims which may arise from any other business of the Company.  The separate account assets and liabilities, which are equal, are recorded at fair value based upon net asset value (NAV).  Policyholder account deposits and withdrawals, investment income and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Income.  Revenues to the Company from separate accounts consist principally of contract charges, which include maintenance charges, administrative fees and mortality and risk charges.

The following table provides a reconciliation of activity within separate account liabilities at December 31.

	2009	2008	2007
Balance at beginning of year	$ 258,565	$ 420,393	$ 400,749
Deposits on variable policyholder contracts	35,180	48,994	57,767
Transfers to general account	(7,271)	(11,486)	(2,476)
Investment performance	70,096	(135,280)	33,826
Policyholder benefits	(31,347)	(49,863)	(54,663)
Contract charges	(12,399)	(14,193)	(14,810)
Balance at end of year	$ 312,824	$ 258,565	$ 420,393

The Company introduced a guaranteed minimum withdrawal benefit (GMWB) rider in 2007 that can be added to new or existing variable annuity contracts.  The rider provides an enhanced withdrawal benefit that guarantees a stream of income payments to an owner or annuitant, regardless of the contract account value.  The current value of variable annuity separate accounts with the GMWB rider was $57.9 million (2008 - $31.1 million) and the guarantee liability was $(1.6) million at

10

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

December 31, 2009 (2008 - $0.8 million).  The value of the GMWB rider is recorded at fair value.  The change in this value is included in policyholder benefits in the Consolidated Statements of Income.

The total separate account assets were $312.8 million as of December 31, 2009.  Variable universal life and variable annuity assets comprised 29% and 71% of this amount, respectively.  Guarantees are offered under variable universal life and variable annuity contracts: a guaranteed minimum death benefit (GMDB) rider is available on certain variable universal life contracts, and GMDB are provided on all variable annuities.  The GMDB rider for variable universal life and variable annuity contracts guarantees the death benefit for specified periods of time, regardless of investment performance, provided cumulative premium requirements are met.

As of December 31, 2009, separate account balances for variable annuity contracts were $221.7 million.   The total reserve held for variable annuity GMDB was $0.3 million.  Additional information related to the GMDB and related separate account balances and net amount at risk (the amount by which the GMDB exceeds the account balance) as of December 31, 2009 is provided below:

	Separate	Net
	Account	Amount
	Balance	at Risk

Return of net deposits	$ 193,870	$ 8,932
Return of the greater of the highest anniversary
contract value or net deposits	4,580	485
Return of the greater of every fifth year highest
anniversary contract value or net deposits	6,078	593
Return of the greater of net deposits accumulated annually
at 5% or the highest anniversary contract value	17,195	2,995
Total	$ 221,723	$ 13,005

The following table presents the GMDB for the variable annuity incurred and paid death benefits for the three years ended December 31.

	2009	2008	2007
Variable annuity incurred death benefits	$ 5,778	$ 4,426	$ 3,267
Variable annuity paid death benefits	$ 5,899	$ 4,528	$ 2,775

The following table presents the aggregate fair value of assets by major investment asset category supporting the variable annuity separate accounts with guaranteed benefits at December 31.

	2009	2008	2007
Money market	$ 8,358	$ 10,256	$ 9,463
Fixed income	18,066	13,827	18,781
Balanced	51,935	45,089	85,424
International equity	23,540	17,258	29,733
Intermediate equity	63,083	50,389	72,910
Aggressive equity	56,741	45,495	78,861
Total	$ 221,723	$ 182,314	$ 295,172

Future Policy Benefits
The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, annuities and accident and health insurance.  Generally, amounts are payable over an extended period of time.  Liabilities for future policy benefits of traditional life insurance have been computed by a net level premium method based upon estimates at the time of issue for investment yields, mortality and withdrawals.  These estimates include provisions for experience less favorable than initially expected.  Mortality assumptions are based on Company experience expressed as a percentage of standard mortality tables.  The 2001 VBT and the 1975-1980 Select and Ultimate Basic Table serve as the bases for most mortality assumptions.

11

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

Liabilities for future policy benefits of immediate annuities and supplementary contracts with life contingencies are computed by calculating an actuarial present value of future policy benefits, based upon estimates for investment yields and mortality at the time of issue.

Liabilities for future policy benefits of accident and health insurance represent estimates of payments to be made on reported insurance claims, as well as claims incurred but not yet reported.  These liabilities are estimated using actuarial analyses and case basis evaluations that are based upon past claims experience, claim trends and industry experience.

The following table provides detail about future policy benefits at December 31.

	2009	2008
Life insurance	$ 617,247	$ 620,136
Immediate annuities and supplementary
contracts with life contingencies	201,554	192,212
Total	818,801	812,348
Accident and health insurance	48,088	41,108

Total future policy benefits	$ 866,889	$ 853,456

Policyholder Account Balances
Policyholder account balances include universal life insurance, fixed deferred annuity contracts and investment-type contracts.  Liabilities for these policyholder account balances are included without reduction for potential surrender charges and deferred front-end contract charges.  The account balances for universal life contracts are equal to cumulative premiums, less contract charges and withdrawals, plus interest credited.  The account balances for fixed deferred annuities and investment-type contracts are equal to the cumulative deposits, less any applicable contract charges and withdrawals, plus interest credited.  Front-end contract charges are deferred and amortized over the term of the policies.  Policyholder benefits incurred in excess of related policyholder account balances are charged to policyholder benefits expense.  Interest on policyholder account balances is credited as earned.

Crediting rates for universal life insurance and fixed deferred annuity products ranged from 3.00% to 5.50% in 2009 (2008 – 3.00% to 5.50%; 2007 – 3.00% to 5.50%).

The following table provides detail about policyholder account balances at December 31.

	2009	2008
Universal life insurance	$ 989,929	$ 1,013,172
Fixed deferred annuities	999,500	956,216
Other	59,399	61,268
Policyholder account balances	$ 2,048,828	$ 2,030,656

Recognition of Revenues
Premiums for traditional life insurance products are reported as revenue when due.  Premiums on accident and health insurance are reported as earned ratably over the contract period in proportion to the amount of insurance protection provided.  A reserve is provided for the portion of premiums written which relate to unexpired terms of coverage.

Deposits related to universal life, fixed deferred annuity contracts and investment-type products are credited to policyholder account balances.  Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges, and are recognized in the period in which the benefits and services are provided.  The cash flows from deposits are credited to policyholder account balances.  Deposits are not recorded as revenue.  Deposits are shown as a Financing Activity in the Consolidated Statements of Cash Flows.

The Company measures its sales or new business production with two components: new premiums recorded and new deposits received.  Premiums and deposits are subdivided into two categories: new and renewal.  New premiums and deposits are measures of sales or new business production.  Renewal premiums and deposits occur as continuing business from existing customers.

12

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

Contract Charges
Contract charges consist of cost of insurance, expense loads, the amortization of unearned revenues and surrender charges.  Cost of insurance relates to charges for mortality.  These charges are applied to the excess of the mortality benefit over the account value for universal life policies.  Expense loads are amounts that are assessed against the policyholder balance as consideration for origination of the contract.  Certain contract charges for universal life insurance are not recognized in income immediately but are deferred as unearned revenues and are amortized into income in a manner similar to the amortization of DAC.  These contract charges, which are recorded as unearned revenues, are recognized into income in proportion to the expected future gross profits of the business.  Profit expectations are based upon assumptions of future interest spreads, mortality margins, expense margins and policy and premium persistency experience.  Surrender charges are fees imposed on policyholders upon cancellation of a policy.

Income Taxes
Deferred income taxes are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements.  Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.

Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized.  The ultimate realization of deferred income tax assets generally depends on the reversal of deferred tax liabilities and the generation of future taxable income and realized gains during the periods in which temporary differences become deductible.  Deferred income taxes include future deductible differences relating to unrealized losses on investment securities.  The Company evaluates the character and timing of unrealized gains and losses to determine whether sufficient future taxable amounts are sufficient to offset future deductible amounts.  A valuation allowance against deferred income tax assets may be required if future taxable income of the correct character is not expected.

The Company and its subsidiaries file a consolidated federal income tax return that includes both life insurance companies and non-life insurance companies.

Comprehensive Income (Loss)
Comprehensive income (loss) is comprised of net income (loss) and other comprehensive income (loss).  Other comprehensive income (loss) includes the change in unrealized investment gains or losses on securities available for sale (net of reclassification adjustments for realized investment gains or losses) net of adjustments to DAC, VOBA, taxes and policyholder account balances.  Other comprehensive income (loss) also includes deferred income taxes on these items.  In addition, the Company recognizes the funded status of its defined benefit pension and postretirement plans, measured as the difference between plan assets at fair value and the benefit obligation, on the balance sheet.  Changes in the funded status that arise during the period but are not recognized as components of net periodic benefit cost are recognized within other comprehensive income (loss) net of income taxes.

Income (Loss) Per Share
Due to the Company's capital structure and the absence of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years reported. The average number of shares outstanding during 2009 was 11,550,016 shares (2008 – 11,568,635 shares; 2007 – 11,836,213 shares). The number of shares outstanding at year-end 2009 was 11,565,091 (2008 – 11,435,204).

Participating Policies
The Company has some insurance contracts where the policyholder is entitled to share in the earnings through dividends that reflect the difference between the premium charged and the actual experience.  Participating business at year-end 2009 approximated 4% of statutory premiums and 5% of the life insurance in force. The amount of dividends to be paid is determined annually by the Board of Directors. Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued.  Additional provisions have been made for policyholder dividends in excess of the original scale, which have been declared by the Board of Directors.

New Accounting Pronouncements
In September 2005, guidance was issued for accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance contracts.  Internal replacement is defined as a modification in product benefits, features, rights, or coverage that occurs by exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract.  This guidance became effective for internal replacements occurring in fiscal years beginning after December 31, 2006.  The Company adopted this guidance on January 1, 2007 with no material impact to the consolidated financial statements.

13

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

In June 2006, the FASB issued guidance regarding accounting for uncertainty in income taxes.  This guidance addresses whether tax positions taken or to be taken on tax returns should be reflected in the financial statements before they are resolved with the appropriate taxing authority.  This guidance was adopted on January 1, 2007, with no material impact to the consolidated financial statements.

In September 2006, the FASB issued new guidance to provide a single definition of fair value, together with a framework for measuring it, and required additional disclosure about the use of fair value to measure assets and liabilities.  The FASB emphasized that fair value is a market-based measurement, not an entity-specific measurement, and it established a fair value hierarchy with the highest priority being the quoted price in active markets.  This guidance became effective for years beginning after November 15, 2007.  The Company adopted it on January 1, 2008 with no material impact to the consolidated financial statements.

In February 2007, the FASB issued new guidance to permit an entity to measure certain financial assets and liabilities at fair value.  Under this guidance, entities that elect the fair value option report unrealized gains and losses in earnings at each subsequent reporting date. The fair value option may be elected on an instrument-by-instrument basis, with a few exceptions, as long as it is applied to the instrument in its entirety.  Once adopted, the fair value option election is irrevocable, unless a new election date occurs.  This guidance became effective for years beginning after November 15, 2007.  The Company adopted it on January 1, 2008 with no material impact to the consolidated financial statements.  The Company elected to not measure financial assets and liabilities at fair value other than those already prescribed, such as securities available for sale, securities identified in trading portfolios and certain derivatives and hedging activity that the Company participates in.

In March 2008, the FASB issued new guidance to require companies with derivative instruments to disclose information about how and why an entity uses derivative instruments, how derivative instruments and related hedged items are accounted for, and how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows.  This guidance became effective for financial statements issued for fiscal years beginning after November 15, 2008.  The Company adopted it on January 1, 2009 with no material impact on the consolidated financial statements.

In October 2008, the FASB issued new guidance to clarify the application of fair value accounting in a market that is not active and to provide an example to illustrate key considerations in determining the fair value of a financial asset when the market for that financial asset is not active.  The Company adopted this guidance upon issuance, with no material impact to the consolidated financial statements.

In December 2008, the FASB issued new guidance regarding employers’ disclosures about postretirement benefit plan assets. It requires entities to provide disclosures about employer’s defined benefit plans and other post retirement plans that would help users of the financial statements understand how investment allocation decisions are made, the major categories of plan assets, the inputs and the valuation techniques used to measure the fair value of plan assets, the effect of fair value measurements using significant unobservable inputs (Level 3) on changes in plan assets for the period, and significant concentrations of risk within plan assets. This guidance became effective for financial statements issued for fiscal years ending after December 15, 2009.  The Company adopted this guidance on January 1, 2009 with no material impact to the consolidated financial statements.

In April 2009, the FASB issued new guidance to clarify fair valuation in inactive markets and includes all assets and liabilities subject to fair valuation measurements.  Enhanced disclosures related to the fair value of assets and liabilities became required.  This guidance became effective for financial statements issued for interim and annual periods ending after June 15, 2009.  The Company elected early adoption effective for the period ended March 31, 2009 with retroactive application effective January 1, 2009 with no material impact to the consolidated financial statements.

In April 2009, the FASB issued new guidance regarding other-than-temporary impairment of debt securities and changes in the recognition and presentation of debt securities determined to be other-than-temporarily impaired.  The guidance requires an enterprise to bifurcate any other-than-temporary impairment between credit and non-credit impairments and then establish accounting treatment for each aspect, in current and subsequent periods.  Retroactive application became required to other-than-temporary impairments recorded in prior periods by making a cumulative-effect adjustment to the opening balance of retained earnings and accumulated other comprehensive income (loss) in the period of adoption.  This guidance became effective for financial statements issued for interim and annual periods ending after June 15, 2009.  The Company elected early adoption effective for the period ended March 31, 2009 with retroactive application effective January 1, 2009.  For additional information pertaining to this guidance, please see Note 14 – Accumulated Effect of Change in Accounting Principle.

14

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

In April 2009, the FASB issued new guidance to expand the fair value disclosures required for financial instruments for interim periods.  The guidance also requires entities to disclose the methods and significant assumptions used to estimate the fair value of financial instruments in financial statements on an interim and annual basis and to highlight any changes from prior periods.  This guidance became effective for financial statements issued for interim and annual periods ending after June 15, 2009.  The Company elected early adoption effective for the period ended March 31, 2009 with retroactive application effective January 1, 2009 with no material impact to the consolidated financial statements.

In May 2009, the FASB issued new guidance that established general accounting standards and disclosure for events occurring subsequent to the balance sheet date but before the financial statements are issued.  This guidance became effective for interim and annual accounting periods ending after June 15, 2009.  The Company adopted it upon issuance, with no material impact to the consolidated financial statements.

In June 2009, the FASB issued new guidance to improve the information that a reporting entity provides in its financial reports related to a transfer of financial assets.  It addresses the effects of a transfer on financial position, financial performance, cash flows and a transferor’s continuing involvement in transferred financial assets.  In addition, this guidance also eliminates the concept of a qualifying special-purpose entity.  This guidance became effective for interim and annual accounting periods beginning after November 15, 2009.  The Company adopted it on January 1, 2010 with no material impact to the consolidated financial statements.

In June 2009, the FASB issued new guidance to improve financial reporting by enterprises involved with variable interest entities (VIEs).  This guidance changes the approach to determining a VIE’s primary beneficiary and requires companies to continuously reassess whether investments in VIEs must be consolidated.  This guidance became effective for interim and annual accounting periods beginning after November 15, 2009.  The Company adopted it on January 1, 2010 with no material impact to the consolidated financial statements.

In June 2009, the FASB issued new guidance to establish the FASB ASC as the source of authoritative accounting principles recognized by the FASB to be applied by non-governmental entities in the preparation of financial statements in conformity with GAAP.  This guidance replaced previous guidance related to the same issue and became effective for interim and annual reporting periods ending after September 15, 2009.  The Company adopted it upon issuance, with no material impact to the consolidated financial statements.

All other new accounting standards and updates of existing standards issued during 2009 did not relate to accounting policies and procedures pertinent to the Company at this time.

2. FAIR VALUES

Fair Values Hierarchy
In accordance with FASB ASC 820, “Fair Value Measurements and Disclosures,” the Company groups its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value.  These levels are as follows:

Level 1 – Valuations are based upon quoted prices for identical instruments traded in active markets.  Level 1 assets include U.S. Treasury Notes and Bonds, other U.S. Government securities and certain common and preferred stocks that are traded by dealers or brokers in active markets.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from third-party pricing services or inputs that are observable or derived principally from or corroborated by observable market data.

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect the Company’s assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of option pricing models, discounted cash flow models, spread-based  models, and similar techniques, using the best information available in the circumstances.

Determination of Fair Value
The Company bases fair values on the price that would be received to sell an asset (exit price) or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  It is the Company’s policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.  The Company

15

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

utilizes a primary independent third-party pricing service to determine the majority of its fair values.  At December 31, 2009, the Company used a second independent third-party pricing service to validate the fair market values provided by the primary pricing service.  The Company also used the second pricing service to determine the fair value of certain securities for which the primary pricing service was unable to provide.

The Company reviews prices received from service providers for unusual fluctuations but generally accepts the price identified from the pricing services. In the event a price is not available from the third-party pricing services, the Company pursues external pricing from brokers.  Generally, the Company pursues and utilizes only one broker quote per security.  In doing so, the Company solicits only brokers which have previously demonstrated knowledge and experience of the subject security.  If a broker price is not available, the Company determines a carrying value through various valuation techniques that include using option pricing models, discounted cash flows, spread-based models or similar techniques depending upon the specific security to be priced.  These techniques are primarily applied to private placement securities.  The Company utilizes available market information, wherever possible, to identify inputs into the fair value determination, primarily including prices and spreads on comparable securities.

The Company performs an analysis on the prices received from third-party security pricing services and independent brokers to ensure that the prices represent a reasonable estimate of the fair value.  The Company corroborates and validates the pricing sources through a variety of procedures that include but are not limited to comparison to additional independent third-party pricing services or brokers, where possible, a review of third-party pricing service methodologies, back testing and comparison of prices to actual trades for specific securities where observable data exists.  In addition, the Company analyzes the third-party pricing services’ methodologies and related inputs and also evaluates the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy.

The Company owned six issues of similar securities for which values were not provided from either of the Company’s pricing services as of December 31, 2009.  The Company received quoted prices from brokers for two of these securities and a documented market transaction price for a third.  The Company utilized the mid-point of these prices to determine the fair value of the remaining three similar securities.

Fair value measurements for assets and liabilities where there exists limited or no observable market data are calculated using the Company’s own estimates, based on current interest rates, credit spreads, liquidity premium or discount, the economic and competitive environment, unique characteristics of the asset or liability and other pertinent factors.  Therefore, the results cannot be determined with precision and may not be realized in an actual sale or immediate settlement of the asset or liability.  Additionally, there may be inherent weaknesses in any calculation technique. Further, changes in the underlying assumptions used, including discount rates and estimates of future cash flows, could significantly affect the results of current or future values.

The Company’s own estimates of fair value are derived in a number of ways including, but not limited to: 1) pricing provided by brokers, where the price indicates reliability as to value; 2) fair values of comparable securities, incorporating a spread adjustment for maturity differences, collateralization, credit quality, liquidity and other items, if applicable; 3) discounted cash flow models and margin spreads; 4) bond yield curves; 5) observable market prices and exchange transaction information not provided by external pricing services; 6) statement values provided to the Company by fund managers; and 7) option pricing models.

Following is a description of valuation methodologies used for assets and liabilities recorded at fair value and for estimating fair value for financial instruments not recorded at fair value in accordance with FASB ASC 825, “Financial Instruments.”

Assets
Securities Available for Sale
Fixed maturities and equity securities available for sale are recorded at fair value on a recurring basis.  Fair value measurement is based upon quoted prices, if available.  If quoted prices are not available, fair values are determined as described in the preceding paragraphs.

Short-Term Financial Assets
Short-term financial assets include cash and other short-term investments and are carried at historical cost.  The carrying amount is a reasonable estimate of the fair value because of the relatively short time between the purchase of the instrument and its expected repayment or maturity.

16

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

Loans
The Company does not record loans at fair value.  As such, valuation techniques discussed herein for loans are primarily for estimating fair value.

Fair values of mortgage loans on real estate properties are calculated by discounting contractual cash flows, using discount rates based on current industry pricing or the Company’s estimate of an appropriate risk-adjusted discount rate for loans of similar size, type, remaining maturity and repricing characteristics.

The Company also has loans made to policyholders.  These loans cannot exceed the cash surrender value of the policy.  Fair value is calculated by discounting contractual cash flows, using discount rates based on the Company’s estimate of appropriate risk-adjusted discount rates for these loans.

Liabilities
Investment-Type Liabilities Included in Policyholder Account Balances and Other Policyholder Funds
Fair values for liabilities under investment-type insurance contracts are based upon account value.  The fair values of investment-type insurance contracts included with policyholder account balances for fixed deferred annuities and other policyholder funds for supplementary contracts without life contingencies are estimated to be their cash surrender values.  The fair values of deposits with no stated maturity are equal to the amount payable on demand at the measurement date.

Guaranteed Minimum Withdrawal Benefits (GMWB)
The Company introduced a GMWB rider in 2007 that can be added to new or existing variable annuity contracts.  The rider provides an enhanced withdrawal benefit that guarantees a stream of income payments to an owner or annuitant, regardless of the contract account value.  The value of variable annuity separate accounts with the GMWB rider was $57.9 million (2008 - $31.1 million) and the guarantee liability was $(1.6) million at December 31, 2009 (2008 - $0.8 million).  The value of the GMWB rider is recorded at fair value, and the change in this value is included in policyholder benefits in the Consolidated Statements of Income.  The value of variable annuity separate accounts with the GMWB rider is recorded in separate account liabilities and the value of the rider is included in other policyholder funds in the Consolidated Balance Sheets.  Fair value for GMWB rider contracts results in a Level 3 valuation, as it is based on models which utilize significant unobservable inputs.  These models require actuarial and financial market assumptions, which reflect the assumptions market participants would use in pricing the contract, including adjustments for risk and issuer non-performance.

Notes Payable
The Company had no short term borrowings at December 31, 2009.  All of the amounts included within Notes Payable were in short-term borrowings at December 31, 2008.  The carrying amount of these borrowings was a reasonable estimate of fair value because of the relatively short time between the origination of the borrowings and their expected repayment and maturities.  Please see Note 5 - Notes Payable for an explanation of the terms of the debt outstanding.

17

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

Categories Reported at Fair Value
The following tables present categories reported at fair value on a recurring basis.

	December 31, 2009
Assets:	Level 1	Level 2	Level 3	Total
Bonds:
U.S. Treasury securities and
obligations of U.S. Government	$ 9,939	$ 97,723	$ 14,275	$ 121,937
Federal agencies 1	-	28,321	-	28,321
Federal agency issued
residential mortgage-backed securities 1	-	172,515	-	172,515
Subtotal	9,939	298,559	14,275	322,773
Corporate obligations:
Industrial	-	412,292	3,654	415,946
Energy	-	200,340	-	200,340
Technology	-	40,864	-	40,864
Communications	-	86,264	-	86,264
Financial	-	361,768	2,840	364,608
Consumer	-	284,910	22,596	307,506
Public utilities	-	287,687	-	287,687
Subtotal	-	1,674,125	29,090	1,703,215
Corporate private-labeled residential
mortgage-backed securities	-	200,002	-	200,002
Other	-	220,572	9,109	229,681
Redeemable preferred stocks	13,601	-	-	13,601
Subtotal	23,540	2,393,258	52,474	2,469,272
Equity securities	3,400	27,427	6,049	36,876
Total	$ 26,940	$ 2,420,685	$ 58,523	$ 2,506,148

	1%	97%	2%

Liabilities:
Other policyholder funds
Guaranteed minimum withdrawal benefits	$ -	$ -	$ (1,642)	$ (1,642)
Total	$ -	$ -	$ (1,642)	$ (1,642)

1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

18

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

	December 31, 2008
Assets:	Level 1	Level 2	Level 3	Total
Bonds:
U.S. Treasury securities and
obligations of U.S. Government	$ 10,943	$ 70,068	$ 6,045	$ 87,056
Federal agencies 1	-	76,209	-	76,209
Federal agency issued
residential mortgage-backed securities 1	-	200,127	358	200,485
Subtotal	10,943	346,404	6,403	363,750
Corporate obligations:
Industrial	-	336,562	32,151	368,713
Energy	-	189,740	-	189,740
Technology	-	35,317	-	35,317
Communications	-	64,514	1,543	66,057
Financial	-	337,441	8,123	345,564
Consumer	-	252,066	27,809	279,875
Public utilities	-	254,200	1,424	255,624
Subtotal	-	1,469,840	71,050	1,540,890
Corporate private-labeled residential
mortgage-backed securities	-	219,700	-	219,700
Other	-	192,454	12,046	204,500
Redeemable preferred stocks	12,042	9,952	-	21,994
Subtotal	22,985	2,238,350	89,499	2,350,834
Equity securities	5,395	26,040	5,141	36,576
Total	$ 28,380	$ 2,264,390	$ 94,640	$ 2,387,410

	1%	95%	4%

Liabilities:
Other policyholder funds
Guaranteed minimum withdrawal benefits	$ -	$ -	$ 755	$ 755
Total	$ -	$ -	$ 755	$ 755

1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

The following table presents the fair value of fixed maturities and equity securities available for sale by pricing source and fair value hierarchy level as of December 31, 2009.

	Level 1	Level 2	Level 3	Total
Fixed maturities available for sale:
Priced from external pricing services	$ 23,540	$ 2,277,303	$ -	$ 2,300,843
Priced from independent broker quotations	-	111,587	-	111,587
Priced from internal matrices and calculations	-	4,368	52,474	56,842
Subtotal	23,540	2,393,258	52,474	2,469,272
Equity securities available for sale:
Priced from external pricing services	3,400	2,407	-	5,807
Priced from independent broker quotations	-	-	-	-
Priced from internal matrices and calculations	-	25,020	6,049	31,069
Subtotal	3,400	27,427	6,049	36,876
Total	$ 26,940	$ 2,420,685	$ 58,523	$ 2,506,148
Percent of total	1%	97%	2%	100%

19

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31 are summarized below:

2009
Ending
	Beginning		Included in			Balance
	Balance as	Included	Other	Purchases	Net	as of	Net Unrealized
	of December 31,	in	Comprehensive	and	Transfers	December 31,	Gains (Losses) at
	2008	Earnings	Income (Loss)	Dispositions	in (out)	2009	December 31, 2009
Assets:
Fixed maturities available
for sale	$ 89,499	$ (1,172)	$ 3,100	$ (1,985)	$ (36,968)	$ 52,474	$ 2,533
Equity securities available
for sale	5,141	-	229	(129)	808	6,049	228
Total	$ 94,640	$ (1,172)	$ 3,329	$ (2,114)	$ (36,160)	$ 58,523	$ 2,761

Liabilities:
Other policyholder funds-
guaranteed minimum
withdrawal benefits	$ 755	$ (2,452)	$ -	$ 55	$ -	$ (1,642)	$ -

2008
Ending
	Beginning		Included in			Balance
	Balance as	Included	Other	Purchases	Net	as of	Net Unrealized
	of December 31,	in	Comprehensive	and	Transfers	December 31,	Gains (Losses) at
	2007	Earnings	Income (Loss)	Dispositions	in (out)	2008	December 31, 2008
Assets:
Fixed maturities available
for sale	$ 127,576	$ 392	$ (8,682)	$ (29,442)	$ (345)	$ 89,499	$ (7,892)
Equity securities available
for sale	1,148	-	-	(304)	4,297	5,141	-
Total	$ 128,724	$ 392	$ (8,682)	$ (29,746)	$ 3,952	$ 94,640	$ (7,892)

Liabilities:
Other policyholder funds-
guaranteed minimum
withdrawal benefits	$ 58	$ (122)	$ -	$ 819	$ -	$ 755	$ -

The roll forward of Level 3 assets begins with the prior period balance and adjusts the balance for the gains or losses (realized and unrealized) that occurred during the current period.  Any new purchases that are identified as Level 3 securities are then added and any sales of securities which were previously identified as Level 3 are subtracted.  Next, any securities which were previously identified as Level 1 or Level 2 securities and which are currently identified as Level 3 are added.   Securities which were previously identified as Level 3 and which are now designated as Level 1 or as Level 2 are subtracted.  Finally, securities which were previously identified as Level 3 and which are now designated as Level 1 or as Level 2 are subtracted.  The ending balance represents the current fair value of securities which are designated as Level 3.

The roll forward of Level 3 liabilities begins with the prior period balance and adjusts for the realized gains or losses that occurred during the current period.  These realized gains or losses are reflected as policyholder benefits in the Consolidated Statements of Income.  Issuances, or new sales, are then added and settlements are subtracted.  The ending balance represents the current fair value of liabilities which are designated as Level 3.  The guaranteed minimum withdrawal benefits balance totaled $0.8 million at December 31, 2008.  This balance decreased in value by $2.4 million during 2009, largely due to favorable returns in the capital markets.

The Company had $4.1 million transfers into Level 3 and $40.2 million transfers out of Level 3 for the year ended December 31, 2009.  The Company did not exclude any realized or unrealized gain or losses on items transferred into Level 3.  Transfers into Level 3 occur when the Company, it its opinion, cannot obtain a fair value that it believes is a Level 1 or Level 2 fair value.

20

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The following table provides amortized cost and fair value of securities by asset class at December 31, 2009.

		Gross
	Amortized	Unrealized		Fair
Bonds:	Cost	Gains	Losses	Value
U.S. Treasury securities and
obligations of U.S. Government	$ 118,284	$ 4,674	$ 1,021	$ 121,937
Federal agencies 1	27,640	681	-	28,321
Federal agency issued
residential mortgage-backed securities 1	165,350	7,220	55	172,515
Subtotal	311,274	12,575	1,076	322,773
Corporate obligations:
Industrial	400,775	17,773	2,602	415,946
Energy	190,836	10,703	1,199	200,340
Technology	39,358	1,919	413	40,864
Communications	84,146	3,492	1,374	86,264
Financial	371,179	9,247	15,818	364,608
Consumer	294,732	15,210	2,436	307,506
Public utilities	273,796	16,012	2,121	287,687
Total corporate obligations	1,654,822	74,356	25,963	1,703,215
Corporate private-labeled residential
mortgage-backed securities	242,545	387	42,930	200,002
Other	247,009	4,349	21,677	229,681
Redeemable preferred stocks	14,866	98	1,363	13,601
Fixed maturity securities	2,470,516	91,765	93,009	2,469,272
Equity securities	35,405	1,657	186	36,876
Total	$ 2,505,921	$ 93,422	$ 93,195	$ 2,506,148

1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

21

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The following table provides amortized cost and fair value for securities by asset class at December 31, 2008.

		Gross
	Amortized	Unrealized		Fair
Bonds:	Cost	Gains	Losses	Value
U.S. Treasury securities and
obligations of U.S. Government	$ 83,937	$ 3,518	$ 399	$ 87,056
Federal agencies 1	72,135	4,074	-	76,209
Federal agency issued
residential mortgage-backed securities 1	197,713	3,407	635	200,485
Subtotal	353,785	10,999	1,034	363,750
Corporate obligations:
Industrial	389,580	6,501	27,368	368,713
Energy	201,172	4,261	15,693	189,740
Technology	37,264	1,109	3,056	35,317
Communications	73,035	699	7,677	66,057
Financial	387,927	3,430	45,793	345,564
Consumer	302,433	4,900	27,458	279,875
Public utilities	260,529	6,013	10,918	255,624
Total corporate obligations	1,651,940	26,913	137,963	1,540,890
Corporate private-labeled residential
mortgage-backed securities	272,405	90	52,795	219,700
Other	241,172	545	37,217	204,500
Redeemable preferred stocks	24,372	52	2,430	21,994
Fixed maturity securities	2,543,674	38,599	231,439	2,350,834
Equity securities	35,850	1,143	417	36,576
Total	$ 2,579,524	$ 39,742	$ 231,856	$ 2,387,410

1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

The table below is a summary of fair value estimates as of December 31, 2009 and December 31, 2008 for financial instruments.  The Company has not included assets and liabilities that are not financial instruments in this disclosure.  The total of the fair value calculations presented do not represent, and should not be construed to represent, the underlying value of the Company.

	December 31, 2009		December 31, 2008
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Investments:
Fixed maturities available for sale	$ 2,469,272	$ 2,469,272	$ 2,350,834	$ 2,350,834
Equity securities available for sale	36,876	36,876	36,576	36,576
Mortgage loans	457,582	456,819	445,389	449,228
Policy loans	85,585	85,585	88,304	88,304
Cash and short-term investments	143,685	143,685	44,858	44,858

Liabilities:
Individual and group annuities	999,500	977,573	956,216	938,023
Notes payable	-	-	2,900	2,900
Supplementary contracts without
life contingencies	59,399	57,023	61,268	54,327

22

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

3. INVESTMENTS

Investment Revenues
The following table provides investment revenues by major category for the years ended December 31.

	2009	2008	2007
Net investment income:
Fixed maturity securities	$ 143,514	$ 147,600	$ 150,594
Equity securities	2,822	(2,599)	3,516
Mortgage loans	29,361	29,735	31,292
Real estate	5,673	5,678	5,909
Policy loans	5,897	6,210	6,230
Short-term investments	272	1,043	3,716
Other	436	673	775
	187,975	188,340	202,032
Less investment expenses	(10,547)	(10,921)	(11,627)
	$ 177,428	$ 177,419	$ 190,405

The following table provides realized investment gains (losses) and net impairment losses by major category for the years ended December 31.  Realized gains and losses on the sale of investments are determined on the basis of specific security identification.

	2009	2008	2007
Realized investment gains (losses):
Fixed maturity securities	$ (9,685)	$ (50,682)	$ (3,294)
Equity securities	903	(10,173)	1,645
Real estate	(1,453)	5,154	7,118
	(10,235)	(55,701)	5,469
Amortization of DAC and VOBA	159	3,430	(43)
	$ (10,076)	$ (52,271)	$ 5,426

Unrealized Gains and Losses
The following table provides the net unrealized gains (losses) reported in accumulated other comprehensive income (loss) on the Company’s investments in securities available for sale, at December 31.

	2009	2008	2007

Net unrealized gains (losses)	$ 227	$ (192,114)	$ 13,208
Amounts resulting from:
DAC and VOBA	1,055	65,534	(898)
Policyholder account balances	-	-	(548)
Deferred income taxes	(449)	44,303	(4,117)

	$ 833	$ (82,277)	$ 7,645

The following table provides the change in the net unrealized gains (losses) reported in other comprehensive income.

	2009	2008	2007
Change in net unrealized
gains (losses) during the year:
Fixed maturity securities	$ 82,208	$ (89,106)	$ 6,958
Equity securities	902	(815)	(562)

	$ 83,110	$ (89,921)	$ 6,396

23

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The following table provides a rollforward of credit losses recognized in earnings for the year ending December 31, 2009.

Credit losses on securities held at beginning of year in other
comprehensive income (loss)	$ 5,713
Additions for credit losses not previously recognized in other-than-
temporary impairment	6,500
Additions for increases in the credit loss for which an other-than-
temporary impairment previously recognized when there was no
intent to sell the security before recovery of its amortized cost basis	844
Reductions for securities sold during the period (realized)	(4,469)
Reductions for securities previously recognized in other
comprehensive income (loss) because of intent to sell
the security before recovery of its amortized cost basis	-
Reductions for increases in cash flows expected to be collected
that are recognized over the remaining life of the security	(409)
Credit losses on securities held at the end of year in other
comprehensive income (loss)	$ 8,179

During 2009, net impairment losses of $18.9 million were due to other-than-temporarily impaired write-downs of investments securities, compared to $62.7 million in 2008.  In the fourth quarter of 2009, the Company experienced $1.9 million of net impairment losses on of the Company’s real estate joint ventures, specifically attributable to two investments in affordable housing funds.  The Company is a limited partner in several joint ventures whose underlying investments are in affordable housing properties.  These properties generate federal and/or state tax credits and have a residual value in the properties that requires the funds to operate as a real estate joint venture investment.  In one property fund, an impairment of $1.6 million resulted from the transfer of the residual interest in certain properties in exchange for contingent future benefits.  An additional impairment of $0.3 million was recorded due to the foreclosure of certain properties in a second property fund.  The Company also wrote down two affordable housing investments by $0.3 million when it determined that there were no remaining future benefits expected from these investments.

The Company’s analysis of fixed maturity securities for the quarter ended December 31, 2009 resulted in the determination that eight fixed-maturity issuers (nine securities) had other-than-temporary impairments and were written down by a combined $6.5 million due to credit impairments.  The aggregate impairment for these securities was $6.7 million, and $0.2 million of this amount was determined to be non-credit and was recognized in other comprehensive income (loss).

Following is a description of the securities that were written down during the fourth quarter of 2009:

•
Five securities were residential mortgage-backed securities that were written down by a total of $0.2 million.  The significant decline in the subprime and non-conforming mortgage markets and the specific performance of the underlying collateral caused the Company’s cash flow projections to be less than the amortized cost of the securities and created an other-than-temporary impairment.  Two of these securities had been previously written down due to reduced projected cash flows from the underlying securitizations.

•
One security was from a company that provides custom-tailored financing to private and corporate owners of real estate nationwide and was written down $0.5 million.  During the second quarter of 2009, the Company accepted an offer from this company to exchange this security for a security with a longer-dated maturity with an enhanced second lien priority in the capital structure.  This security had been written down in a previous period.  This security was sold during the fourth quarter of 2009.

•
One security was from a trucking company that was written down $0.6 million.  As the trucking industry is highly correlated with the general economy, this company had experienced a reduction in shipping volume as a result of the recession.  This company renegotiated its credit facilities in the first quarter of 2009, but new covenants placed significant requirements on the issuer.  These restrictions, combined with the need to retire longer-term debt, placed additional stress on cash resources and led to indications of continued weakening performance that the Company believed to be other-than-temporary.  This security had been written down in a previous period.  This security was sold during the fourth quarter of 2009.

•
Two securities, one issuer a parent organization of the other, were from financial guarantee insurance companies that provide credit enhancement for bond issuers as well as investment management services and were written down

24

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

by a total of $5.2 million.  These issuers had also experienced declines in value related to the mortgage credit crisis, including significant and continuing reductions in capital and liquidity positions.  These securities were sold during the fourth quarter of 2009.

The Company’s analysis of securities for the quarter ended September 30, 2009 resulted in the determination that five fixed-maturity issuers (seven securities) had other-than-temporary impairments and were written down by a combined $2.3 million due to credit impairments.  The aggregate impairment for these securities was $2.5 million, and $0.2 million of this amount was determined to be non-credit and was recognized in other comprehensive income (loss).

Following is a description of the securities that were written down during the third quarter of 2009:

•
Four securities (from two issuers) were residential mortgage-backed securities that were written down by a total of $0.3 million.  The significant decline in the subprime and non-conforming mortgage markets and the specific performance of the underlying collateral caused the Company’s cash flow projections to be less than the amortized cost of the securities and created an other-than-temporary impairment.  Three of these securities had been previously written down due to reduced projected cash flows from the underlying securitizations.

•
One security from a print media company that filed for bankruptcy protection in 2008 and is currently under reorganization was written down $0.2 million.  The print media industry is highly cyclical and has experienced weakened consumer demand and competition from electronic media.  This security had been previously written down and continues to be challenged in its market and industry.  This security was exchanged for a replacement security during the third quarter of 2009.

•
One security from a global commercial finance company that provides financial products and advisory services to a range of industry sectors was written down $0.3 million.  This company has been affected by the credit crisis, causing reduced access to liquidity and higher borrowing costs.  This security had been written down in a previous period.  The Company determined that a credit-related impairment had occurred, and this security was sold during the third quarter of 2009.

•
One security was from a financial institution that had been impacted by the housing and mortgage credit crisis and had been supported through Troubled Assets Relief Program (TARP) funds.  This company has experienced large losses in its real estate loan portfolios and has had an increase in non-performing loans over the past year.  This security was written down by a total of $1.5 million before it was sold during the third quarter of 2009.

The Company’s analysis of securities for the quarter ended June 30, 2009 resulted in the determination that six fixed-maturity issuers (seven securities) had other-than-temporary impairments and were written down by a combined $4.0 million due to credit impairments.  The aggregate impairment for these securities was $4.4 million, and $0.4 million of this amount was determined to be non-credit and was recognized in other comprehensive income (loss).

Following is a description of the securities that were written down during the second quarter of 2009:

•
Three securities (from two issuers) were residential mortgage-backed securities that were written down by a total of $0.1 million.  The significant decline in the subprime and non-conforming mortgage markets and the specific performance of the underlying collateral caused the Company’s cash flow projections to be less than the amortized cost of the securities and created an other-than-temporary impairment.  These securities had been previously written down due to reduced projected cash flows from the underlying securitizations.

•
One security was a collateralized debt obligation (CDO) that was written down $0.2 million.  This security had been impacted by the rapid rise in delinquencies and foreclosures in the subprime and Alt-A mortgage markets, along with a decline in the fair value of securities issued by financial institutions.  Ongoing CDO liquidations and investor selling had caused extreme declines in market valuations, regardless of individual security performance.  This security had been written down in previous periods.

•
One security from a print media company that filed for bankruptcy protection in 2008 and was under reorganization was written down $1.0 million.  The print media industry is highly cyclical and has experienced weakened consumer demand and competition from electronic media.  This security had been previously written down.

•
One security from a global commercial finance company that provides financial products and advisory services to a range of industry sectors was written down $0.5 million.  This company had been affected by the credit crisis, forcing reduced access to liquidity and higher borrowing costs.  The Company determined that a credit-related impairment had occurred.

•
One security was from a company that provides custom-tailored financing to private and corporate owners of real estate nationwide and was written down $2.2 million.  During the second quarter of 2009, the Company accepted an

25

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

offer from this company to exchange this security for a security with a longer-dated maturity with an enhanced second lien priority in the capital structure.  This security had been written down in a previous period.

The Company’s analysis of securities for the quarter ended March 31, 2009 resulted in the determination that six fixed-maturity issuers (seven securities) had other-than-temporary impairments and were written down by a combined $6.1 million due to credit impairments.  The aggregate impairment for these securities was $21.4 million, and $15.3 million of this amount was determined to be non-credit and was recognized in other comprehensive income (loss).

Following is a description of the securities that were written down during the first quarter of 2009:

•
One security was from a mortgage and financial guaranty insurer that was written down $1.6 million.  Mortgage insurers have suffered from the deterioration in the U.S. housing market and mortgage credit market.  Rising mortgage delinquencies and defaults have resulted in rating downgrades for these insurers.  Recent rating downgrades, combined with the issuer’s need to raise additional capital to meet future payments contributed to the other-than-temporary impairment.

•
One security was from a trucking company that was written down $1.6 million.  As the trucking industry is highly correlated with the general economy, this company had experienced a reduction in shipping volume as a result of the recession.  This company renegotiated its credit facilities in the first quarter of 2009, but new covenants placed significant requirements on the issuer.  These restrictions, combined with the need to retire longer-term debt, placed additional stress on cash resources and led to indications of continued weakening performance that the Company believed to be other-than-temporary.

•
One security was from a company that develops, manufactures and markets imaging products that was written down $1.2 million.   This company’s past emphasis was in traditional film, which has been largely surpassed by digital photography.  The decline in the economy had negatively affected sales, as the consumer photography industry is a discretionary item.  The company’s declining revenues and liquidity position led to the other-than-temporary impairment.

•
Two securities (from one issuer) were residential mortgage-backed securities that were written down by a total of $0.6 million.  The significant decline in the subprime and non-conforming mortgage markets and the specific performance of the underlying collateral caused the Company’s cash flow projections to be less than the amortized cost of the securities and created an other-than-temporary impairment.

•
One security was a residential mortgage-backed security that was written down $0.1 million.  The significant decline in the subprime and non-conforming mortgage markets and the specific performance of the underlying collateral caused the Company’s cash flow projections to be less than the amortized cost of the security and created an other-than-temporary impairment.

•	One security was written down $1.0 million as the Company accepted a tender offer on the Company’s holdings from an issuer during the second quarter of 2009.

The Company’s analysis of securities for the quarter ended December 31, 2008 resulted in the determination that 16 securities (14 issuers) had other-than-temporary impairments and were written down by a combined $20.0 million.

Following is a description of the securities that were written down during the fourth quarter of 2008:

•
Two of the securities were preferred stocks of government-sponsored agencies that were written down by a total of $0.4 million.  These entities buy and hold mortgages and issue and sell guaranteed residential mortgage-backed securities to facilitate housing ownership.  They are now operated in conservatorship by the U.S. government and their existing common and preferred stock securities are severely diluted.  Dividend payments were suspended, driving the fair value of these securities down.

•
Two securities were written down by $3.1 million, primarily as a result of declines in price and rating agency downgrades on debt issues from issuers that completed leveraged buyout transactions during 2008.  One of these securities was subsequently sold during the fourth quarter of 2008.

•
Three securities were CDOs that were written down by a total of $5.3 million.  These securities were impacted by the rapid rise in delinquencies and foreclosures in the sub-prime and Alt-A mortgage markets, along with a decline in the fair value of securities issued by financial institutions.  Ongoing CDO liquidations and investor selling caused extreme declines in market valuations, regardless of individual security performance.

•
Two securities were written down by $1.9 million due to a decline in price that had persisted for a period longer than the Company considered temporary.  One of these securities was subsequently sold during the fourth quarter of 2008.

26

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

•
One security was from an originator of residential prime, Alt-A and subprime mortgages that was written down $4.2 million.  The significant decline in the subprime and non-conforming mortgage markets resulted in a reduction in value for this security.

•
One security was from an issuer that designs, manufactures and services cars and trucks and provides vehicle-related financing, leasing and insurance was written down $1.2 million, largely resulting from the decline in the U.S. automotive industry.

•
One security that is a financial services company involved in automotive and real estate financing and mortgage lending was written down by $0.6 million and subsequently sold during the fourth quarter of 2008.

•
Four securities (two issuers) were perpetual preferred securities that were written down $3.3 million.  These securities had been negatively impacted by the housing and mortgage credit crisis and have received TARP (Troubled Assets Relief Program) funds.

The Company’s analysis of securities for the quarter ended September 30, 2008 resulted in the determination that ten fixed-maturity issuers (twelve specific securities) had other-than-temporary impairments and were written down by a combined $32.5 million in the third quarter.

Following is a description of the securities that were written down during the third quarter of 2008:

•
Two of the securities were preferred stocks of government-sponsored agencies that were written down by a total of $6.5 million.  These entities buy and hold mortgages and issue and sell guaranteed residential mortgage-backed securities to facilitate housing ownership.  They are now operated in conservatorship by the U.S. government and their existing common and preferred stock securities are severely diluted.  Dividend payments were suspended, driving the fair value of these securities down.

•
Two securities from the same issuer were from an investment banking firm that filed for bankruptcy during the third quarter of 2008 and were written down by a total of $9.2 million.  This firm was part of the financial industry that was hit hard by the mortgage credit crisis.  After a severe decline in equity valuations, the inability to obtain short-term funding and the failure to find an acquirer forced this firm to file for Chapter 11 bankruptcy.

•
Two securities were CDOs that were written down by a total of $5.1 million.  These securities were impacted by the rapid rise in delinquencies and foreclosures in the sub-prime and Alt-A mortgage markets, along with a decline in the fair value of securities issued by financial institutions.  Ongoing CDO liquidations and investor selling have caused extreme declines in market valuations, regardless of individual security performance.

•
Two securities, one issuer a parent organization of the other, were from financial guarantee insurance companies that provide credit enhancement for bond issuers as well as investment management services and were written down by a total of $4.9 million.  These issuers had also experienced declines in value related to the mortgage credit crisis and had been downgraded to a negative outlook.

•
One security was from a supplier of auto parts for light trucks and sport-utility vehicles.  The deteriorating truck and sport-utility vehicle markets of the auto industry, combined with the sharp decline in value and recent ratings declines, resulted in a $2.1 million write-down.

•	One security was written down $1.1 million as continued price deterioration occurred on this security that was previously written down. This issuer is primarily in the radio and advertising business.
•
One security provides custom-tailored financing to private and corporate owners of real estate nationwide.  This security had a rating decline to below investment grade status combined with continued price deterioration and was written down $2.8 million.

•
One security was from a bank holding company that had recently filed for bankruptcy.  This holding company was the parent of a large nationwide bank that was recently taken over by the Office of Thrift Supervision and the Federal Deposit Insurance Corporation (FDIC) was appointed as its receiver.  As a result of the bankruptcy filing, this security was written down $0.8 million.

The Company’s analysis of securities for the quarter ended June 30, 2008 resulted in the determination that seven fixed-maturity securities had other-than-temporary impairments.  These securities were written down by a combined $10.2 million in the second quarter.

Following is a description of the securities that were written down during the second quarter of 2008:

•
Three of the securities were written down by a total of $3.3 million, primarily as a result of declines in price and rating agency downgrades on debt issues from issuers that had recently completed leveraged buyout (LBO) transactions.  These LBO transactions greatly increased the debt level of each issuer.  One of these securities had

27

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

been written down previously, and the other two securities were below cost by 20% or more for at least six consecutive months.
•
Two securities were CDOs and were written down by $2.8 million, primarily due to price declines that had persisted for periods longer than the Company considered temporary.  Both securities were below cost by 20% or more for at least six consecutive months.

•
One security was written down by $3.3 million due to a combination of a decline in price that had persisted for a period longer than the Company considered temporary, rating agency downgrades and a debt restructuring during the quarter.

•
One security was written down by $0.8 million due to a combination of a decline in price that had persisted for a period longer than the Company considered temporary and a further deterioration in fair value during the second quarter of 2008.

No other-than-temporary impairments were identified during the first quarter of 2008.

The Company’s analysis of fixed maturity securities for the quarter ended December 31, 2007 resulted in the determination that two securities had other-than-temporary declines which were written down by $4.0 million.

Following is a description of the securities that were written down during the fourth quarter of 2007:

•
One security was below cost by 20% or more for more than six consecutive months and was the subject of a recent leveraged buyout that was finalized during the fourth quarter of 2007, which greatly increased the debt level of the company.  Accordingly, the Company wrote down this security $3.3 million at year-end 2007.

•
One security filed for Chapter 11 protection and indicated that it would not be able to fully meet all of the obligations of its borrowings.  The Company recognized an other-than-temporary impairment on this security at year-end 2006 of $1.1 million.  As a result of this new action, the Company recognized an additional $0.7 million impairment in 2007.  At December 31, 2006, this security was below cost by 20% or more for more than twelve consecutive months.  It was in a highly competitive and cyclical industry that was experiencing weakened demand and overcapacity.  Capital expenditures for equipment upgrades were exceeding cash generation.

No other-than-temporary impairments were identified during the first, second and third quarters of 2007.

28

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The following table provides information regarding investment securities with unrealized losses on fixed maturity and equity security investments for sale, as of December 31, 2009.

	Less than 12 months		12 months or longer		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
Bonds:	Value	Losses	Value	Losses	Value	Losses
U.S. Treasury securities and
obligations of U.S. Government	$ 30,616	$ 913	$ 3,040	$ 108	$ 33,656	$ 1,021
Federal agency issued
residential mortgage-backed securities 1	1,363	4	6,191	51	7,554	55
Subtotal	31,979	917	9,231	159	41,210	1,076
Corporate obligations:
Industrial	55,724	562	24,393	2,040	80,117	2,602
Energy	12,392	167	11,822	1,032	24,214	1,199
Technology	4,012	76	7,369	337	11,381	413
Communications	2,353	44	20,797	1,330	23,150	1,374
Financial	35,437	568	126,213	15,250	161,650	15,818
Consumer	21,753	898	34,167	1,538	55,920	2,436
Public utilities	34,108	731	19,916	1,390	54,024	2,121
Total corporate obligations	165,779	3,046	244,677	22,917	410,456	25,963
Corporate private-labeled residential
mortgage-backed securities	18,319	2,266	158,813	40,664	177,132	42,930
Other	25,747	940	149,415	20,737	175,162	21,677
Redeemable preferred stocks	831	2	7,672	1,361	8,503	1,363
Fixed maturity securities	242,655	7,171	569,808	85,838	812,463	93,009
Equity securities	-	-	1,986	186	1,986	186
Total	$ 242,655	$ 7,171	$ 571,794	$ 86,024	$ 814,449	$ 93,195

1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

29

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The following table provides information regarding unrealized losses on investments available for sale, as of December 31, 2008.

	Less than 12 months		12 months or longer		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
Bonds:	Value	Losses	Value	Losses	Value	Losses
U.S. Treasury securities and
obligations of U.S. Government	$ 1,591	$ 260	$ 5,213	$ 139	$ 6,804	$ 399
Federal agency issued
residential mortgage-backed securities 1	28,933	419	25,404	216	54,337	635
Subtotal	30,524	679	30,617	355	61,141	1,034
Corporate obligations:
Industrial	152,873	11,301	72,964	16,067	225,837	27,368
Energy	104,230	12,571	17,098	3,122	121,328	15,693
Technology	5,828	1,352	6,975	1,704	12,803	3,056
Communications	27,885	3,584	17,674	4,093	45,559	7,677
Financial	171,513	18,408	94,853	27,385	266,366	45,793
Consumer	124,295	14,605	62,311	12,853	186,606	27,458
Public utilities	124,053	8,339	15,021	2,579	139,074	10,918
Total corporate obligations	710,677	70,160	286,896	67,803	997,573	137,963
Corporate private-labeled residential
mortgage-backed securities	114,480	15,261	90,001	37,534	204,481	52,795
Other	125,491	16,342	58,344	20,875	183,835	37,217
Redeemable preferred stocks	9,786	1,237	3,938	1,193	13,724	2,430
Fixed maturity securities	990,958	103,679	469,796	127,760	1,460,754	231,439
Equity securities	-	-	1,755	417	1,755	417
Total	$ 990,958	$ 103,679	$ 471,551	$ 128,177	$ 1,462,509	$ 231,856

1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

 As of December 31, 2009, the Company had gross unrealized losses of $93.2 million on investment securities, including fixed maturity and equity securities that had a fair value of $814.4 million. As of December 31, 2008, the Company had gross unrealized losses of $231.9 million on investment securities, including fixed maturity and equity securities that had a fair value of $1.5 billion.  The decrease in unrealized losses was primarily attributable to improved pricing of financial assets during the twelve months ended December 31, 2009.  These changes affected the broad financial markets and resulted in price improvements in virtually every sector.  At December 31, 2009, approximately 8% of the gross unrealized losses were attributable to securities having gross unrealized losses of less than 12 months.  This compares to approximately 45% at December 31, 2008.  At December 31, 2009, unrealized losses on investments available for sale were primarily due to $42.9 million in unrealized losses on corporate private-labeled residential mortgage-backed securities.  In addition, unrealized losses on corporate securities totaled $26.0 million.  Based, in part, by the Company’s assessment of expected credit losses of the securities given the performance of the underlying collateral compared to the credit enhancement, the Company concluded that these securities were not other-than-temporarily impaired at December 31, 2009.

In addition, the Company also considers as part of its monitoring and evaluation process the length of time a security is below cost.  At December 31, 2009, the Company had unrealized losses on its investment portfolio for fixed maturities and equity securities as follows:

•	84 security issues representing 36% of the issues with unrealized losses, including 93% being rated as investment grade, were below cost for less than one year;
•	96 security issues representing 41% of the issues with unrealized losses, including 80% being rated as investment grade, were below cost for one year or more and less than three years; and
•	52 security issues representing 23% of the issues with unrealized losses, including 81% being rated as investment grade, were below cost for three years or more.

30

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

At December 31, 2008, the Company had unrealized losses on its investment portfolio for fixed maturities and equity securities as follows:

•	293 security issues representing 61% of the issues with unrealized losses, including 94% being rated as investment grade, were below cost for less than one year;
•	65 security issues representing 13% of the issues with unrealized losses, including 88% being rated as investment grade, were below cost for one year or more and less than three years; and
•	125 security issues representing 26% of the issues with unrealized losses, including 92% being rated as investment grade, were below cost for three years or more.

The following tables summarize the Company’s investments in securities available for sale with unrealized losses as of December 31, 2009 and December 31, 2008.

	December 31, 2009
			Gross
	Amortized	Fair	Unrealized
Securities owned without realized impairment:	Cost	Value	Losses
Unrealized losses of 10% or less	$ 633,514	$ 608,280	$ 25,234
Unrealized losses of 20% or less and greater than 10%	109,379	94,348	15,031
Subtotal	742,893	702,628	40,265
Unrealized losses greater than 20%:
Investment grade
Less than six months	13,125	9,821	3,304
Six months or more and less than twelve months	25,413	19,627	5,786
Twelve months or greater	34,906	22,225	12,681
Total investment grade	73,444	51,673	21,771
Below investment grade
Less than six months	-	-	-
Six months or more and less than twelve months	4,654	2,954	1,700
Twelve months or greater	15,139	11,139	4,000
Total below investment grade	19,793	14,093	5,700
Unrealized losses greater than 20%	93,237	65,766	27,471
Subtotal	$ 836,130	$ 768,394	$ 67,736

Securities owned with realized impairment:
Unrealized losses of 10% or less	$ 4,850	$ 4,634	$ 216
Unrealized losses of 20% or less and greater than 10%	10,594	8,720	1,874
Subtotal	15,444	13,354	2,090
Unrealized losses greater than 20%:
Investment grade
Less than six months	-	-	-
Six months or more and less than twelve months	-	-	-
Twelve months or greater	17,937	12,298	5,639
Total investment grade	17,937	12,298	5,639
Below investment grade
Less than six months	514	362	152
Six months or more and less than twelve months	5,859	3,944	1,915
Twelve months or greater	31,760	16,097	15,663
Total below investment grade	38,133	20,403	17,730
Unrealized losses greater than 20%	56,070	32,701	23,369
Subtotal	$ 71,514	$ 46,055	$ 25,459
Total unrealized losses	$ 907,644	$ 814,449	$ 93,195

31

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

	December 31, 2008
			Gross
	Amortized	Fair	Unrealized
Securities owned without realized impairment:	Cost	Value	Losses
Unrealized losses of 10% or less	$ 891,477	$ 847,458	$ 44,019
Unrealized losses of 20% or less and greater than 10%	397,403	339,664	57,739
Subtotal	1,288,880	1,187,122	101,758
Unrealized losses greater than 20%:
Investment grade
Less than six months	296,683	207,314	89,369
Six months or more and less than twelve months	46,194	28,918	17,276
Twelve months or greater	-	-	-
Total investment grade	342,877	236,232	106,645
Below investment grade
Less than six months	45,346	27,269	18,077
Six months or more and less than twelve months	4,547	2,098	2,449
Twelve months or greater	-	-	-
Total below investment grade	49,893	29,367	20,526
Unrealized losses greater than 20%	392,770	265,599	127,171
Subtotal	$ 1,681,650	$ 1,452,721	$ 228,929

Securities owned with realized impairment:
Unrealized losses of 10% or less	$ -	$ -	$ -
Unrealized losses of 20% or less and greater than 10%	5,676	4,725	951
Subtotal	5,676	4,725	951
Unrealized losses greater than 20%:
Investment grade
Less than six months	6,476	4,635	1,841
Six months or more and less than twelve months	-	-	-
Twelve months or greater	-	-	-
Total investment grade	6,476	4,635	1,841
Below investment grade
Less than six months	563	428	135
Six months or more and less than twelve months	-	-	-
Twelve months or greater	-	-	-
Total below investment grade	563	428	135
Unrealized losses greater than 20%	7,039	5,063	1,976
Subtotal	$ 12,715	$ 9,788	$ 2,927
Total unrealized losses	$ 1,694,365	$ 1,462,509	$ 231,856

Total unrealized losses on the Company’s investments in securities available for sale at December 31, 2009 were $93.2 million.  The Company segments these unrealized losses into those on which other-than-temporary impairments have been recorded and those that have not been previously written down.

Following is a discussion regarding those securities with unrealized losses on which other-than-temporary impairments have not been recorded.  Total securities owned without other-than-temporary impairment equaled 73% of total unrealized losses.  These securities are further segmented into three primary categories.  The first category includes total unrealized losses of 10% or less of amortized cost, which totaled $25.2 million or 37% of the total unrealized losses on fixed maturity securities without other-than-temporary impairments.  The second category reflects total unrealized losses of 20% or less and greater than 10%.  This category totaled $15.0 million or 22% of the total unrealized losses without other-than-temporary impairments.  The third category includes total unrealized losses greater than 20%.  This category totaled $27.5 million or 41% of the total securities without other-than-temporary impairments.

All securities with unrealized losses greater than 20% are also monitored based upon whether the securities are investment grade or below investment grade.  Securities in the investment grade category had $21.8 million in unrealized losses, while securities rated below investment grade had $5.7 million in unrealized losses at December 31, 2009.

32

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

In addition, securities having unrealized losses greater than 20% are further evaluated based upon the length of time that they have been above the 20% unrealized loss threshold.  Securities in this classification are divided into three different categories, including less than six months, six months or more and less than twelve months, and twelve months or greater.  The Company had investment grade securities with unrealized losses of greater than 20% that totaled $3.3 million and $5.8 million for less than six months and six or more and less than twelve-month periods, respectively, at December 31, 2009.  The Company had investment grade securities with unrealized losses of greater than 20% for twelve months or greater that totaled $12.7 million.  The Company had below investment grade securities with unrealized losses of greater than 20% for six months or more and less than twelve months that totaled $1.7 million at December 31, 2009.  Below investment grade securities with unrealized losses greater than 20% for twelve months or greater totaled $4.0 million.

Following is a discussion regarding those securities with unrealized losses on which other-than-temporary impairments have been recorded as of December 31, 2009.  Total unrealized losses of 20% or less and greater than 10% were $1.9 million or 7% of the total unrealized losses on securities with other-than-temporary impairments.  Total unrealized losses greater than 20% were $23.4 million or 92% of the total securities with other-than-temporary impairments.

The Company had investment grade securities with unrealized losses of greater than 20% that totaled $5.6 million for twelve months or greater at December 31, 2009.  The Company had below investment grade securities with unrealized losses of greater than 20% that totaled $17.7 million.  The Company had below investment grade securities with unrealized losses of greater than 20% for twelve months or greater that totaled $15.7 million at December 31, 2009.

Total unrealized losses on securities available for sale at December 31, 2008 were $231.9 million.  Following is a discussion regarding those securities with unrealized losses on which other-than-temporary impairments have not been recorded.  The Company had investment grade securities with unrealized losses of greater than 20% that totaled $89.4 million for less than six months at December 31, 2008.  This represented 70% of total unrealized losses greater than 20% for this category.  Investment grade securities with unrealized losses for six months or more and less than twelve-months totaled $17.3 million.   The Company also had below investment grade securities with unrealized losses of greater than 20% that totaled $18.1 million for less than six months and $2.4 million for six months or more and less than twelve-month periods.  The Company had no below investment grade securities with unrealized losses of greater than 20% for twelve months or greater at December 31, 2008.

Following is a discussion regarding those securities with unrealized losses on which other-than-temporary impairments had been recorded as of December 31, 2008.  The Company had investment grade securities with unrealized losses of greater than 20% that totaled $1.8 million for less than six months at December 31, 2008.  The Company also had below investment grade securities with unrealized losses of greater than 20% that totaled $0.1 million for less than six months.  The Company had no securities with unrealized losses of greater than 20% for six months or greater at December 31, 2008.

33

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The following table provides information regarding fixed maturity securities by asset class at December 31, 2009.

			Fair Value		Fair Value
			of Securities		of Securities
	Total		with Gross	Gross	with Gross	Gross
	Fair	%	Unrealized	Unrealized	Unrealized	Unrealized
	Value	of Total	Gains	Gains	Losses	Losses
U.S. Treasury securities and
obligations of U.S. Government	$ 121,937	5%	$ 88,281	$ 4,674	$ 33,656	$ 1,021
Federal agencies 1	28,321	1%	28,321	681	-	-
Federal agency issued
residential mortgage-backed securities 1	172,515	7%	164,961	7,220	7,554	55
Subtotal	322,773	13%	281,563	12,575	41,210	1,076
Corporate obligations:
Industrial	415,946	17%	335,829	17,773	80,117	2,602
Energy	200,340	8%	176,126	10,703	24,214	1,199
Technology	40,864	2%	29,483	1,919	11,381	413
Communications	86,264	4%	63,114	3,492	23,150	1,374
Financial	364,608	15%	202,958	9,247	161,650	15,818
Consumer	307,506	12%	251,586	15,210	55,920	2,436
Public utilities	287,687	12%	233,663	16,012	54,024	2,121
Subtotal	1,703,215	70%	1,292,759	74,356	410,456	25,963
Corporate private-labeled residential
mortgage-backed securities	200,002	8%	22,870	387	177,132	42,930
Other	229,681	9%	54,519	4,349	175,162	21,677
Redeemable preferred stocks	13,601	-	5,098	98	8,503	1,363
Total	$ 2,469,272	100%	$ 1,656,809	$ 91,765	$ 812,463	$ 93,009

1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

The following table provides information regarding fixed maturity securities by asset class at December 31, 2008.

			Fair Value		Fair Value
			of Securities		of Securities
	Total		with Gross	Gross	with Gross	Gross
	Fair	%	Unrealized	Unrealized	Unrealized	Unrealized
	Value	of Total	Gains	Gains	Losses	Losses
U.S. Treasury securities and
obligations of U.S. Government	$ 87,056	4%	$ 80,252	$ 3,518	$ 6,804	$ 399
Federal agencies 1	76,209	3%	76,209	4,074	-	-
Federal agency issued
residential mortgage-backed securities 1	200,485	8%	146,148	3,407	54,337	635
Subtotal	363,750	15%	302,609	10,999	61,141	1,034
Corporate obligations:
Industrial	368,713	16%	142,876	6,501	225,837	27,368
Energy	189,740	8%	68,412	4,261	121,328	15,693
Technology	35,317	2%	22,514	1,109	12,803	3,056
Communications	66,057	3%	20,498	699	45,559	7,677
Financial	345,564	15%	79,198	3,430	266,366	45,793
Consumer	279,875	12%	93,269	4,900	186,606	27,458
Public utilities	255,624	11%	116,550	6,013	139,074	10,918
Subtotal	1,540,890	67%	543,317	26,913	997,573	137,963
Corporate private-labeled residential
mortgage-backed securities	219,700	9%	15,219	90	204,481	52,795
Other	204,500	9%	20,665	545	183,835	37,217
Redeemable preferred stocks	21,994	-	8,270	52	13,724	2,430
Total	$ 2,350,834	100%	$ 890,080	$ 38,599	$ 1,460,754	$ 231,439

1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

34

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The Company held one non-income producing security with a carrying value of $2.7 million at December 31, 2009 (2008 – one security with a carrying value of $1.5 million).  This security was previously written down due to other-than-temporary impairment and placed on non-accrual status.

The table below provides sales of investment securities available for sale, excluding maturities and calls, for the years ended December 31, 2009.

	2009	2008	2007

Proceeds	$ 114,886	$ 15,407	$ 181,208
Gross realized gains	9,494	-	431
Gross realized losses	-	1,115	633

The Company did not hold securities of any corporation and its affiliates that exceeded 10% of stockholders' equity at December 31, 2009 or December 31, 2008.

No derivative financial instruments were held during the three years ended December 31, 2009.

The Company is exposed to risk that issuers of securities owned by the Company will default or that interest rates or credit spreads will change and cause a decrease in the value of its investments. With residential mortgage-backed securities, the Company is also exposed to prepayment and extension risks. As interest rates change, the rate at which these securities pay down principal may change.  These risks are mitigated by investing in high-grade securities and managing the maturities and cash flows of investments and liabilities.

Subprime securities include all bonds or portion of bonds where the underlying collateral is made up of home equity loans or first mortgage loans to borrowers whose credit scores at the time of origination were lower than the level recognized in the market at prime.  The Company’s classification of subprime does not include Alt-A or jumbo loans, unless the collateral otherwise meets the preceding definition.  At December 31, 2009, the Company had investments with subprime residential mortgage exposure of $20.9 million and a related $8.0 million unrealized loss.  This exposure amounted to less than 1% of the Company’s invested assets.

Contractual Maturities
The following table provides the distribution of maturities for fixed maturity investment securities available for sale as of December 31, 2009.  Expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.

	Amortized	Fair
	Cost	Value

Due in one year or less	$ 88,137	$ 89,563
Due after one year through five years	524,283	544,819
Due after five years through ten years	816,117	842,457
Due after ten years	521,780	505,466
Residential mortgage-backed securities	505,333	473,366
Redeemable preferred stocks	14,866	13,601

	$ 2,470,516	$ 2,469,272

Mortgage Loans
Investments in mortgage loans totaled $457.6 million at December 31, 2009 ($445.4 million – December 31, 2008).  The Company’s mortgage loans are mostly secured by commercial real estate and are carried net of a reserve of $3.4 million (2008 – $3.4 million).  The valuation reserve for mortgage loans is maintained at a level believed by management to be adequate to absorb estimated credit losses.  Management’s periodic evaluation and assessment of the adequacy of the reserve is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions and other relevant factors.  No mortgage loans were foreclosed upon and transferred to real estate investments during the past three years.  Also, there were no delinquent mortgage loans at December 31, 2009 and there were no delinquent mortgage loans at December 31, 2008.  The Company does not hold mortgage loans of any borrower that exceeds 5% of stockholders’ equity.

35

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The following table provides geographic and property type diversification of the mortgage portfolio at December 31.

	2009	2008
	Carrying	Carrying
	Amount	Amount
Geographic region:
East north central	$ 19,783	$ 18,236
Mountain	51,965	63,257
Pacific	101,648	101,276
West south central	106,625	100,491
West north central	113,997	112,775
Other	66,974	52,764
Valuation reserve	(3,410)	(3,410)
	$ 457,582	$ 445,389
Property type:
Industrial	$ 248,397	$ 249,792
Retail	-	-
Office	208,290	197,214
Other	4,305	1,793
Valuation reserve	(3,410)	(3,410)
	$ 457,582	$ 445,389

The Company had commitments to originate mortgage loans of $7.7 million at December 31, 2009.  These commitments expire in 2010.

In December 2009, a construction-to-permanent loan in the amount of $16.0 million was executed. The Company anticipates that disbursement of loan proceeds will start in July 2010 with completion of the construction and stabilization phase by September 2011.

Real Estate
Investments in real estate totaled $114.1 million at December 31, 2009 ($99.6 million at December 31, 2008).  The table below provides information concerning the Company's real estate investments by major category as of December 31.

	2009	2008
Land	$ 17,370	$ 18,382
Buildings	63,704	54,804
Less accumulated depreciation	(21,809)	(21,537)
Real estate, commercial	59,265	51,649
Real estate, joint ventures	54,811	47,927
	$ 114,076	$ 99,576

Investment real estate is depreciated on a straight-line basis over periods ranging from 10 to 60 years.

The Company had non-income producing real estate of $28.1 million consisting of vacant properties and properties under development at December 31, 2009 (2008 - $29.2 million).

The Company had no commitments to buy or sell real estate investments at December 31, 2009.  The Company had commitments to fund affordable housing project obligations of $7.4 million at December 31, 2009.

36

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

4. UNPAID ACCIDENT and HEALTH CLAIMS LIABILITY

The liability for unpaid accident and health claims is included with policy and contract claims on the Consolidated Balance Sheets. Claim adjustment expenditures are expensed as incurred and were not material in any year presented. Activity in the liability follows.

	2009	2008	2007

Gross liability at beginning of year	$ 7,006	$ 7,089	$ 7,391
Less reinsurance recoverable	(3,495)	(3,826)	(3,829)
Net liability at beginning of year	3,511	3,263	3,562

Incurred benefits related to:
Current year	27,602	26,411	23,852
Prior years 1	(448)	271	180

Total incurred benefits	27,154	26,682	24,032

Paid benefits related to:
Current year	23,764	23,178	20,824
Prior years	3,008	3,256	3,507

Total paid benefits	26,772	26,434	24,331

Net liability at end of year	3,893	3,511	3,263
Reinsurance recoverable	4,774	3,495	3,826

Gross liability at end of year	$ 8,667	$ 7,006	$ 7,089

1 The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.

5. NOTES PAYABLE

The Company borrows money to enhance liquidity and investment strategies, depending upon timing and specific circumstances.  The following table provides information for notes payable as of December 31.

	2009	2008
Federal Home Loan Bank (FHLB) loans with various maturities and a weighted average interest rate, no borrowings at December 31, 2009,
(0.95% at December 31, 2008), secured by mortgage-backed securities
totaling $64.0 million ($102.2 million at December 31, 2008)	$ -	$ 2,900
	$ -	$ 2,900

As a member of the FHLB with a capital investment of $5.0 million, the Company has the ability to borrow on a collateralized basis from the FHLB.  The Company received annual dividends on the capital investment in the FHLB equal to $0.1 million (2008 - $0.3 million; 2007 - $0.3 million).

The Company has unsecured revolving lines of credit of $60.0 million with two major commercial banks with no balances outstanding and which are at variable interest rates.  These lines of credit will expire in June of 2010.  The Company anticipates renewing these lines of credit as they come due.

Interest paid on all borrowings was less than $.01 million in 2009 (2008 – $1.1 million; 2007 – $1.6 million).  The interest expense on all borrowings was less than $.01 million in 2009 (2008 – $1.1 million; 2007 – $1.6 million).

There were no outstanding notes payable as of December 31, 2009.

37

6. STATUTORY INFORMATION and STOCKHOLDER DIVIDENDS RESTRICTION

The table below provides Kansas City Life’s net gain from operations, net income (loss), unassigned surplus (retained earnings) and capital and surplus (stockholders' equity), on the statutory basis used to report to regulatory authorities for the years ended December 31.

	2009	2008	2007

Net gain from operations	$ 24,979	$ 27,301	$ 50,141

Net income (loss)	19,455	(20,114)	47,718

Unassigned surplus	415,575	398,941	433,253

Capital and surplus	336,615	306,247	357,332

Stockholder dividends may not exceed statutory unassigned surplus. Additionally, under Missouri law, the Company must have the prior approval of the Missouri Director of Insurance in order to pay dividends in any consecutive twelve-month period exceeding the greater of statutory net gain from operations for the preceding year or 10% of statutory stockholders' equity at the end of the preceding year.  The maximum stockholder dividends payable in 2010 without prior approval is $31.3 million, 10% of 2009 surplus.  The Company believes these statutory limitations impose no practical restrictions on its dividend payment plans.

The Company is required to deposit a defined amount of assets with state regulatory authorities. Such assets had an aggregate carrying value of $11.6 million at December 31, 2009 (2008 – $12.1 million; 2007 – $12.7 million).

7. INCOME TAXES

The following tables provide information about income taxes and a reconciliation of the federal income tax rate to the Company’s effective income tax rate for the years ended December 31.

	2009	2008	2007

Current income tax expense (benefit)	$ 476	$ (1,386)	$ 20,875
Deferred income tax expense (benefit)	5,244	(7,778)	(3,625)
Total income tax expense (benefit)	$ 5,720	$ (9,164)	$ 17,250

	2009	2008	2007

Federal income tax rate	35%	35%	35%
Tax credits net of equity adjustment	6	-	(4)
Permanent differences	(3)	1	-
Prior year taxes	(3)	(1)	2
Effective income tax rate	35%	35%	33%

38

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

Presented below are tax effects of temporary differences that result in significant deferred tax assets and liabilities at December 31.

	2009	2008
Deferred tax assets:
Future policy benefits	$ 41,248	$ 39,198
Basis differences between tax and
GAAP accounting for investments	-	5,041
Unrealized investment losses	-	67,240
Employee retirement benefits	26,154	30,878
Tax carryovers	938	66
Gross and net deferred tax assets	68,340	142,423

Deferred tax liabilities:
Basis differences between tax and
GAAP accounting for investments	7,782	-
Unrealized investment gains	79	-
Capitalization of deferred acquisition
costs, net of amortization	37,902	56,902
Value of business acquired	23,140	28,999
Property and equipment, net	7,290	8,072
Other	13,998	9,747
Gross deferred tax liabilities	90,191	103,720
Net deferred tax (asset)/liability	21,851	(38,703)
Current tax (receivable)/liability	(8,784)	(925)
Income taxes (receivable)/payable	$ 13,067	$ (39,628)

A valuation allowance must be established for any portion of the deferred tax asset which is believed not to be realizable. Based predominately upon review of the Company’s anticipated future earnings, reversal of future taxable differences, the available capital loss carryback period, tax planning strategies that are prudent and feasible, and our ability and intent to hold securities until their recovery, in management's opinion, it is more likely than not that the Company will realize the benefit of its deferred tax asset.

Federal income taxes paid during 2009 were $6.5 million (2008 – $9.9 million; 2007 – $14.6 million).

The Company and its subsidiaries files income tax returns in the U.S. federal jurisdiction and various state jurisdictions.  In general, the Company is no longer subject to U.S. federal, state or local income tax examinations by tax authorities for years prior to 2006.  The Company is not currently under examination by the Internal Revenue Service.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits for the years ended December 31 is as follows:

	2009	2008

Beginning of year	$ 6,268	$ 5,432

Additions based on tax positions related to the current year	720	553
Additions for tax positions of prior years	56	567
Reductions for tax positions of prior years	(294)	(165)
Reductions for statute of limitations lapse	(114)	(119)

End of year	$ 6,636	$ 6,268

The total amount of unrecognized tax benefits, if recognized, that would impact the effective tax rate was $0.6 million and $0.7 million as of December 31, 2009 and 2008, respectively.

39

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense (benefit).  During the years ended December 31, 2009, 2008, and 2007, the Company recognized expense (benefit) of approximately ($0.2) million, $0.1 million, and $0.3 million in interest and penalties, respectively.  The Company had approximately $0.7 million and $0.9 million for the payment of interest and penalties accrued at December 31, 2009 and 2008, respectively.

The income tax expense is recorded in various places in the Company's financial statements, as detailed below, for the years ended December 31.

	2009	2008	2007
Income tax expense (benefit)	$ 5,720	$ (9,164)	$ 17,250
Stockholders' equity:
Related to:
Unrealized gains (losses), net	49,274	(48,419)	3,444
Change in benefit
plan obligations	6,037	(11,343)	(587)
Total income tax expense (benefit)
included in financial statements	$ 61,031	$ (68,926)	$ 20,107

8. PENSIONS and OTHER POSTRETIREMENT BENEFITS

The Company has pension and other postretirement benefit plans covering substantially all its employees for which the measurement date is December 31.

The Kansas City Life Pension Plan was amended and restated effective January 1, 1998 as the Kansas City Life Cash Balance Pension Plan.  Plan benefits are based on a cash balance account consisting of credits to the account based upon an employee’s years of service, compensation and interest credits on account balances calculated using the greater of the average 30-year Treasury bond rate for November of each year or 5.5%.  The benefits expected to be paid in each year from 2010 through 2014 are $8.7 million, $10.2 million, $10.3 million, $10.1 million, and $11.6 million, respectively. The aggregate benefits expected to be paid in the five years from 2015 through 2019 are $58.1 million. The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2009 and include estimated future employee service. The 2010 contribution for the plan has not been determined.  The asset allocation of the fair value of pension plan assets at December 31 was:

	Plan Assets		Target
	2009	2008	Allocation

Debt securities	39%	33%	26%	-	32%
Equity securities	60%	61%	56%	-	76%
Cash equivalents	1%	6%	0%	-	2%

Certain of the Company’s pension plan assets consist of investments in separate accounts.  Net asset value (NAV) of the separate accounts is calculated in a manner consistent with U.S. GAAP for investments companies and is determinative of their fair value.  Several of the separate accounts invest in publicly quoted mutual funds or actively managed stocks.  The fair value of the underlying mutual funds or stock is used to determine the NAV of the separate account, which is not publicly quoted.  Some of the separate accounts also invest in fixed income securities.  The fair value of the underlying securities is based on quoted prices of similar assets and used to determine the NAV of the separate account.  Sale of plan assets may be at values less than NAV and certain redemption restrictions may apply.

Plan fiduciaries set investment policies and strategies and oversee its investment allocation, which includes selecting investment managers, commissioning periodic asset-liability studies and setting long-term strategic targets. Long-term strategic investment objectives include preserving the funded status of the plan and balancing risk and return. Target allocation ranges are guidelines, not limitations, and occasionally plan fiduciaries will approve allocations above or below a target range. The Plan does not expect to return any plan assets to the Company during 2010.

The current assumption for the expected long-term rate of return on plan assets is 8.0%.  This assumption is determined by analyzing: 1) historical average returns, 2) historical data on the volatility of returns, 3) current yields available in the

40

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

marketplace, 4) actual returns on plan assets, and 5) current and anticipated future allocation among asset classes.  The asset classes used for this analysis are domestic and international equities, investment grade corporate bonds, alternative assets, and cash.  The overall rate is derived as a weighted average of the estimated long-term returns on the asset classes represented in the investment portfolio of the plan.

The assumed discount rates used to determine the benefit obligation for pension benefits and postretirement benefits are 5.62% and 6.01%, respectively.  The discount rates were determined by reference to the Citigroup Pension Liability Yield Curve on December 31, 2009.  Specifically, the spot rate curve represents the rates on zero coupon securities of the quality and type included in the pension index at various maturities.  By discounting benefit cash flows at these rates, a notional amount equal to the market value of a cash flow defeasing portfolio of bonds was determined.  The discount rate for benefits was calculated as a single rate giving the same discounted value as the notional amount.

The postretirement medical plans for the eligible employees, agents, and their dependents are contributory with contributions adjusted annually. The benefits expected to be paid in each year from 2010 through 2014 are $1.2 million each year. The aggregate benefits expected to be paid in the five years from 2015 through 2019 are $7.4 million. The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2009. The 2010 contribution for the plan is estimated to be $1.2 million.  The Company pays these medical costs as they become due and the plan incorporates cost-sharing features.

The postretirement life insurance plan is non-contributory with level annual payments over the participants' expected service periods. The plan covers only those employees with at least one year of service as of December 31, 1997. The benefits in this plan are frozen, using the employees' years of service and compensation as of December 31, 1997.

Non-contributory defined contribution retirement plans for eligible general agents and sales agents provide supplemental payments based upon earned agency first year individual life and annuity commissions. Contributions to these plans in 2009 were $0.1 million (2008 - $0.1 million; 2007 - $0.1 million). Non-contributory deferred compensation plans for eligible agents based upon earned first year commissions are also offered. Contributions to these plans were $0.3 million (2008 – $0.4 million; 2007 – $0.4 million).

Savings plans for eligible employees and agents match employee and agent contributions up to 6% of salary and 2.5% of agents’ prior year paid commissions, respectively. Contributions to the plan in 2009 were $1.3 million (2008 – $1.8 million; 2007 – $1.2 million). The Company may contribute an additional profit sharing amount up to 4% of salary for eligible employees, depending upon corporate profits. The Company made no profit sharing contribution in 2009 or in the prior two years.

A non-contributory trusteed employee stock ownership plan covers substantially all salaried employees. No contributions have been made to this plan since 1992.

The Company recognizes the funded status of its defined pension and postretirement plans, measured as the difference between plan assets at fair value and the benefit obligation, on the balance sheet.  Changes in the funded status that arise during the period but are not recognized as components of net periodic benefit cost are recognized within other comprehensive income (loss) net of taxes.

On January 1, 2009, the agents are covered under a fully insured third-party provider health plan. This plan includes Medicare prescription drug coverage.

41

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

	Pension Benefits		Other Benefits
	2009	2008	2009	2008

Change in projected benefit obligation:
Benefit obligation at beginning of year	$ 137,492	$ 142,375	$ 29,738	$ 27,724
Service cost	2,059	2,405	730	821
Interest cost	7,922	7,662	1,590	1,599
Plan amendments	-	15	-	1,588
Actuarial (gain) loss	2,044	(5,145)	(3,309)	(1,183)
Benefits paid	(12,831)	(9,820)	(736)	(811)
Benefit obligation at end of year	$ 136,686	$ 137,492	$ 28,013	$ 29,738

Change in plan assets:
Fair value of plan assets at beginning of year	$ 94,832	$ 127,395	$ 836	$ 921
Return on plan assets	19,865	(28,824)	38	47
Company contributions	6,080	6,081	-	-
Benefits paid	(12,831)	(9,820)	(256)	(132)
Fair value of plan assets at end of year	$ 107,946	$ 94,832	$ 618	$ 836

Current and noncurrent liabilities recognized
in the Consolidated Balance Sheets:
Current liabilities	$ 75	$ -	$ 1,197	$ 1,030
Noncurrent liabilities	28,665	42,660	26,198	27,872
Funded status at end of year	$ 28,740	$ 42,660	$ 27,395	$ 28,902

Amounts recognized in accumulated other
comprehensive loss:
Net loss	$ 57,614	$ 72,640	$ 1,390	$ 4,708
Prior service cost	(602)	(1,308)	(1,001)	(1,390)
Total accumulated other comprehensive loss	$ 57,012	$ 71,332	$ 389	$ 3,318

Other changes in plan assets and benefit obligations	Pension		Other
recognized in other comprehensive income (loss):	2009	2008	2009	2008
Unrecognized actuarial loss	$ (10,432)	$ 33,665	$ (3,307)	$ (1,179)
Unrecognized prior service cost	-	15	-	1,588
Amortization of net gain	(4,594)	(2,375)	(11)	(172)
Amortization of prior service cost	706	646	389	222
Total recognized in other comprehensive income (loss)	$ (14,320)	$ 31,951	$ (2,929)	$ 459

42

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

	Pension Benefits		Other Benefits
	2009	2008	2009	2008
Plans with underfunded accumulated
benefit obligation:
Projected benefit obligation	$ 136,686	$ 137,492	n/a	n/a
Accumulated benefit obligation	132,070	131,595	n/a	n/a
Fair value of plan assets	107,946	94,832	n/a	n/a

Weighted average assumptions used
to determine benefit obligations
at December 31:
Discount rate	6.00%	6.00%	6.01%	5.75%
Expected return on plan assets	8.00%	8.00%	5.50%	5.50%
Rate of compensation increase	3.38%	3.75%	-	-

Weighted average assumptions used
to determine net periodic benefit
cost for years ended December 31:
Discount rate	6.00%	5.50%	5.75%	5.75%
Expected return on plan assets	8.00%	8.00%	5.50%	5.50%
Rate of compensation increase	3.38%	3.75%	-	-

The following table presents the fair value of each major category of pension plan and other postretirement assets as of December 31:

	Pension Plan		Other Benefits
Assets, at fair value:	2009	2008	2009	2008
Cash and cash equivqalents	$ 89	$ 120	618	836
Common stocks	4,614	3,469	-	-
Investment funds
Stock and bond funds	65,355	50,096	-	-
Money market funds	76	5,005	-	-
Hedge funds	16,346	14,507	-	-
Debt securities
United States Government fixed
maturity securities	765	3,864	-	-
Industrial fixed maturity securities	18,488	16,016	-	-
Public utility fixed maturity securities	1,856	1,282	-	-
Mineral rights	71	168	-	-
Real estate	19	19	-	-
Other	267	286	-	-
Fair value of assets at end of year	$ 107,946	$ 94,832	$ 618	$ 836

43

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The following table discloses the level within the fair value hierarchy in which the pension plan and other postretirement assets fall.

Assets, at fair value as of December 31, 2009	Pension Plan
	Level 1	Level 2	Level 3	Total
Common stocks	$ 4,614	$ -	$ -	$ 4,614
Investment funds
Stock and bond funds	-	65,355	-	65,355
Money market funds	76	-	-	76
Hedge funds	-	16,346	-	16,346
Debt securities
United States Government fixed maturity securities	-	765	-	765
Industrial fixed maturity securities	-	18,378	110	18,488
Public utility fixed maturity securities	-	1,856	-	1,856
Other assets	356	-	90	446
Total	$ 5,046	$ 102,700	$ 200	$ 107,946

	Other Benefits
	Level 1	Level 2	Level 3	Total
Cash and cash equivqalents	618	-	-	618
Total	$ 618	$ -	$ -	$ 618

Assets, at fair value as of December 31, 2008	Pension Plan
	Level 1	Level 2	Level 3	Total
Common stocks	$ 3,469	$ -	$ -	$ 3,469
Investment funds
Stock and bond funds	-	50,096	-	50,096
Money market funds	5,005	-	-	5,005
Hedge funds	-	14,507	-	14,507
Debt securities
United States Government fixed maturity securities	-	3,864	-	3,864
Industrial fixed maturity securities	-	14,990	1,026	16,016
Public utility fixed maturity securities	-	1,282	-	1,282
Other assets	406	-	187	593
Total	$ 8,880	$ 84,739	$ 1,213	$ 94,832

	Other Benefits
	Level 1	Level 2	Level 3	Total
Cash and cash equivqalents	836	-	-	836
Total	$ 836	$ -	$ -	$ 836

The following table discloses the changes in Level 3 assets measured at fair value on a recurring basis for the years ended December 31:

	Pension Plan		Other Benefits
Plan assets:	2009	2008	2009	2008
Balance, beginning of period	$ 1,213	$ 268	$ -	$ -
Gains or losses (realized and unrealized)	(92)	(253)	-	-
Transfers in - level 3	-	1,198	-	-
Transfers out - level 3	(921)	-	-	-
Balance, end of period	$ 200	$ 1,213	$ -	$ -

44

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The following table provides the components of net periodic benefit cost for the years ended December 31.

	Pension Benefits			Other Benefits
	2009	2008	2007	2009	2008	2007
Service cost	$ 2,059	$ 2,405	$ 2,310	$ 731	$ 821	$ 789
Interest cost	7,922	7,662	7,448	1,590	1,599	1,423
Expected return on plan assets	(7,389)	(9,986)	(9,456)	(41)	(51)	(53)
Amortization of:
Unrecognized actuarial loss	4,594	2,375	2,303	11	172	176
Unrecognized prior service cost	(706)	(646)	(647)	(389)	(222)	(378)
Net periodic benefit cost	6,480	1,810	1,958	1,902	2,319	1,957
Total recognized in other comprehensive income (loss)	(14,320)	31,951	(528)	(2,929)	459	2,204
Total recognized in net periodic benefit cost and
other comprehensive income (loss)	$ (7,840)	$ 33,761	$ 1,430	$ (1,027)	$ 2,778	$ 4,161

The estimated net loss and prior service cost for the pension plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost over the next year is $3.5 million and ($0.6 million), respectively.

The estimated net loss and prior service cost for the other postretirement plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost over the next year is $0 and ($0.2 million), respectively.

The assumed growth rate of health care costs has a significant effect on the benefit amounts reported, as the table below demonstrates.

	One Percentage Point
	Change in the Growth Rate
	Increase	Decrease

Service and interest cost components	$ 465	$ (383)
Postretirement benefit obligation	4,670	(3,828)

For measurement purposes a 10.5% annual increase in the per capita cost of covered health care benefits was assumed to decrease gradually to 6.0% in 2018 and thereafter.

9. SHARE-BASED PAYMENT

The Company has a long-term incentive plan for senior management that awards participants for the increase in the share price of the Company’s common stock through units (phantom shares) assigned by the Board of Directors.  The awards are calculated over three-year intervals on a calendar year basis.  At the conclusion of each three-year interval, participants will receive awards based on the increase in the share price during a defined measurement period, times the number of units.  The increase in the share price will be determined based on the change in the share price from the beginning to the end of the three-year interval.  Dividends are accrued and paid at the end of each three-year interval to the extent that they exceed negative stock price appreciation.  Plan payments are contingent on the continued employment of the participant unless termination is due to a qualifying event such as death, disability or retirement.

The following table provides information about the outstanding three-year intervals as of December 31, 2009.

Defined
Measurement	Number	Grant
Period	of Units	Price
2007-2009	179,488	$ 52.10
2008-2010	178,133	$ 44.33
2009-2011	170,419	$ 44.93
2010-2012	223,969	$ 30.04

No payments were made during 2009 for the three-year interval ended December 31, 2008.  During 2008, the plan made a payment of $0.1 million to plan participants for the three-year interval ended December 31, 2007.  During 2007, the plan made a payment of $1.0 million to plan participants for the three-year interval ended December 31, 2006.  The change in accrual for share-based compensation that reduced operating expense during 2009 was $0.1 million, net of tax.  The cost of

45

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

compensation charged as an operating expense during 2008 was $0.1 million, net of tax.  The cost of compensation that reduced operating expense during 2007 was $0.4 million, net of tax.

10. SEGMENT INFORMATION

The Company has three reportable business segments, which are defined based on the nature of the products and services offered:  Individual Insurance, Group Insurance and Old American.  The Individual Insurance segment consists of individual insurance products for both Kansas City Life and Sunset Life.  The Individual Insurance segment is marketed through a nationwide sales force of independent general agents and third-party marketing arrangements.  The Group Insurance segment consists of sales of group life, dental, vision and disability products.  This segment is marketed through a nationwide sales force of independent general agents, group brokers and third-party marketing arrangements.  Old American consists of individual insurance products designed primarily as final expense products.  These products are marketed through a nationwide general agency sales force with exclusive territories, using direct response marketing to supply agents with leads.

Insurance revenues, as shown in the Consolidated Statements of Income, consist of premiums and contract charges, less reinsurance ceded.  Insurance revenues are defined as “customer revenues” for segment reporting purposes.  Other revenues consist primarily of supplementary contact considerations, policyholder dividends left with the Company to accumulate, income received on the sale of low income housing tax credits by a subsidiary of the Company and fees charged on products and sales from the Company’s broker-dealer subsidiary.  Customer revenues are added to other revenues, net investment income and realized investment gains (losses) to reconcile to the Company’s total revenues.  Benefits and expenses are specifically and directly identified and recorded by segment.  Certain expenses may also be allocated as necessary.

Separate investment portfolios are maintained for each of the three life insurance companies.  However, investment assets and income are allocated to the Group Insurance segment based upon its cash flows and future policy benefit liabilities.  Home office functions are fully integrated for all segments in order to maximize economies of scale.  Therefore, operating expenses are allocated to the segments based upon internal cost studies, which are consistent with industry cost methodologies.

Inter-segment revenues are not material. The Company operates solely in the United States and no individual customer accounts for 10% or more of the Company's revenue.

46

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

	Individual	Group	Old	Intercompany
	Insurance	Insurance	American	Eliminations 1	Total
2009:
Insurance revenues (customer revenues)	$ 132,087	$ 47,862	$ 62,261	$ (546)	$ 241,664
Net investment income	164,133	554	12,741	-	177,428
Realized investment losses	(8,221)	-	(1,855)	-	(10,076)
Other revenues	10,323	255	1	-	10,579
Total revenues	298,322	48,671	73,148	(546)	419,595

Policyholder benefits	102,480	33,799	42,692	-	178,971
Interest credited to policyholder account balances	86,713	-	-	-	86,713
Amortization of deferred acquisition costs
and value of business acquired	25,961	-	13,693	-	39,654
Operating expenses	65,969	18,449	13,933	(546)	97,805
Total benefits and expenses	281,123	52,248	70,318	(546)	403,143

Income (loss) before income tax expense (benefit)	17,199	(3,577)	2,830	-	16,452
Income tax expense (benefit)	5,981	(1,252)	991	-	5,720
Segment net income (loss)	$ 11,218	$ (2,325)	$ 1,839	$ -	$ 10,732

Segment assets	$ 3,808,909	$ 9,949	$ 357,327	$ -	$ 4,176,185
Interest expense	$ -	$ -	$ 4	$ -	$ 4

2008:
Insurance revenues (customer revenues)	$ 126,480	$ 48,763	$ 61,517	$ (587)	$ 236,173
Net investment income	164,243	525	12,651	-	177,419
Realized investment losses	(49,987)	-	(2,284)	-	(52,271)
Other revenues	12,734	268	3	-	13,005
Total revenues	253,470	49,556	71,887	(587)	374,326

Policyholder benefits	101,275	32,956	44,518	-	178,749
Interest credited to policyholder account balances	86,899	-	-	-	86,899
Amortization of deferred acquisition costs
and value of business acquired	28,875	-	13,209	-	42,084
Operating expenses	61,070	18,950	13,375	(587)	92,808
Total benefits and expenses	278,119	51,906	71,102	(587)	400,540

Income (loss) before income tax expense (benefit)	(24,649)	(2,350)	785	-	(26,214)
Income tax expense (benefit)	(8,724)	(845)	405	-	(9,164)
Segment net income (loss)	$ (15,925)	$ (1,505)	$ 380	$ -	$ (17,050)

Segment assets	$ 3,618,510	$ 8,780	$ 339,801	$ -	$ 3,967,091
Interest expense	$ 928	$ -	$ 118	$ -	$ 1,046

1 Elimination entries to remove intercompany transactions for life and accident and health insurance were as follows:  insurance revenues from the Group Insurance segment and operating expenses from the Individual Insurance segment to arrive at Consolidated Statements of Income.

47

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

	Individual	Group	Old	Intercompany
2007:	Insurance	Insurance	American	Eliminations 1	Total
Insurance revenues (customer revenues)	$ 124,190	$ 45,776	$ 62,479	$ (551)	$ 231,894
Net investment income	176,666	426	13,313	-	190,405
Realized investment gains (losses)	5,820	-	(394)	-	5,426
Other revenues	11,214	278	7	-	11,499
Total revenues	317,890	46,480	75,405	(551)	439,224

Policyholder benefits	93,200	30,061	43,197	-	166,458
Interest credited to policyholder account balances	91,215	-	-	-	91,215
Amortization of deferred acquisition costs
and value of business acquired	27,568	-	12,765	-	40,333
Operating expenses	55,283	19,309	14,266	(551)	88,307
Total benefits and expenses	267,266	49,370	70,228	(551)	386,313

Income (loss) before income tax expense (benefit)	50,624	(2,890)	5,177	-	52,911
Income tax expense (benefit)	15,822	(867)	2,295	-	17,250
Segment net income (loss)	$ 34,802	$ (2,023)	$ 2,882	$ -	$ 35,661

Segment assets	$ 3,977,585	$ 8,410	$ 366,113	$ -	$ 4,352,108
Interest expense	$ 1,364	$ -	$ 264	$ -	$ 1,628

1 Elimination entries to remove intercompany transactions for life and accident and health insurance were as follows:  insurance revenues from the Group Insurance segment and operating expenses from the Individual Insurance segment to arrive at Consolidated Statements of Income.

The following table provides information about the Company’s customer revenues for the years ended December 31.

	2009	2008	2007
Customer revenues by line of business:
Traditional individual insurance products, net	$ 88,086	$ 78,403	$ 74,696
Interest sensitive products	89,439	89,828	93,993
Variable life insurance and annuities	16,277	19,179	17,429
Group life and disability products, net	47,862	48,763	45,776
Insurance revenues	$ 241,664	$ 236,173	$ 231,894

11. PROPERTY and EQUIPMENT

Property and equipment are stated at cost and depreciated over estimated useful lives using the straight-line method. The home office is depreciated over 25 to 50 years and furniture and equipment is depreciated over 3 to 10 years.  The table below provides information as of December 31.

	2009	2008
Land	$ 766	$ 766
Home office complex	20,365	20,257
Furniture and equipment	44,803	44,440
	65,934	65,463

Accumulated depreciation	(41,541)	(39,541)

	$ 24,393	$ 25,922

48

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

12. REINSURANCE

The table below provides information about reinsurance for the years ended December 31.

	2009	2008	2007

Life insurance in force (in millions) :
Direct	$ 29,201	$ 28,691	$ 29,406
Ceded	(14,190)	(14,492)	(14,315)
Assumed	1,482	1,609	1,729
Net	$ 16,493	$ 15,808	$ 16,820

Premiums:
Life insurance:
Direct	$ 139,422	$ 130,008	$ 125,602
Ceded	(45,506)	(46,205)	(46,287)
Assumed	3,379	3,773	3,681
Net	$ 97,295	$ 87,576	$ 82,996

Accident and health:
Direct	$ 47,998	$ 47,001	$ 46,177
Ceded	(9,345)	(7,411)	(8,701)
Assumed	-	-	-
Net	$ 38,653	$ 39,590	$ 37,476

Old American has a coinsurance agreement that reinsures certain whole life policies issued by Old American prior to December 1, 1986.  These policies had a face value of $40.9 million as of December 31, 2009.  The reserve for future policy benefits ceded under this agreement was $21.9 million (2008 – $24.0 million).

Kansas City Life acquired a block of traditional life and universal life products in 1997.  As of December 31, 2009, the block had $1.5 billion of life insurance in force (2008 – $1.6 billion).  The block generated life insurance premiums of $3.2 million (2008 - $3.4 million) and had reinsurance ceded of $1.0 million (2008 – $1.0 million).

Sunset Life entered into a yearly renewable term reinsurance agreement January 1, 2002, whereby it ceded 80% of its retained mortality risk on traditional and universal life policies.  As of December 31, 2009, the insurance in force ceded approximated $1.7 billion (2008 – $1.8 billion) and premiums totaled $8.9 million.

Reinsurance receivables were $179.3 million at year end 2009, consisting of reserves ceded of $165.7 million and claims ceded of $13.6 million.

The maximum retention on any one life is $350 for ordinary life plans and $100 for group coverage. A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts.  The solvency of reinsurers is reviewed annually.

49

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The following table reflects the Company’s material reinsurance partners along with their Standard and Poor’s credit rating and the amounts ceded to each reinsurer at December 31, 2009.

				Life
		Ceded Life	Percent of	Reinsurance	Percent of
	Rating	In-Force	In-Force	Recoverable	Recoverable
		(In-Millions)		(in-Thousands)
TransAmerica Life Insurance Company (Aegon USA)	A-	$ 4,856	34%	$ 30,407	23%
RGA Reinsurance Company	AA-	2,807	20%	16,222	12%
Security Life of Denver	A+	2,799	20%	32,868	25%
Swiss Re Life & Health America	A+	1,043	7%	6,990	5%
Lincoln National Life Insurance Company	AA-	651	5%	7,042	5%
Hannover Life Reassurance of America	AA-	598	4%	3,942	3%
Employers Reassurance Corporation	AA+	41	-	22,520	17%
Other (16 companies)		1,321	9%	10,454	8%
Total		$ 14,116	100%	$ 130,445	100%

The Company’s reinsurance recoverable totaled $179.4 million at December 31, 2009, comprised of $130.4 million in life insurance and $49.0 million in accident and health business.  The Company had one reinsurance partner whose credit rating was below investment grade at December 31, 2009.  Total in-force business identified with this reinsurer was $490.2 million and total GAAP reserves ceded to this reinsurer were $3.0 million at December 31, 2009.  Should this reinsurer become insolvent, the Company may recapture the business ceded to this reinsurer, resulting in an increase in GAAP reserves of $3.0 million.

13. COMPREHENSIVE INCOME (LOSS)

Comprehensive income (loss) is comprised of net income (loss) and other comprehensive income (loss).  Other comprehensive income (loss) includes the unrealized investment gains or losses on securities available for sale (net of adjustments for realized investment gains or losses) net of adjustments to DAC, VOBA and policyholder account balances.  In addition, other comprehensive income (loss) includes the change in the benefit plan obligations liability.  Other comprehensive income (loss) also includes deferred income taxes on these items.

The tables below provide information about comprehensive income (loss) for the years ended December 31.

	Unrealized	Pension
	Gain (Loss)	and Other
	on Securities	Benefits	Total
2009:
Total unrealized gains arising during the year	$ 197,065	$ -	$ 197,065
Less:
Realized investment gains (losses),excluding
impairment losses	10,159	-	10,159
Other-than-temporary impairment losses
recognized in earnings	(35,011)	-	(35,011)
Other-than-temporary impairment losses
recognized in other comprehensive income (loss)	16,070	-	16,070
Net unrealized gains (losses) excluding impairment losses	205,847	-	205,847
Change in benefit plan obligations	-	17,249	17,249
Effect on DAC and VOBA	(67,833)	-	(67,833)
Policyholder account balances	-	-	-
Deferred income taxes	(48,305)	(6,037)	(54,342)
Other comprehensive income	$ 89,709	$ 11,212	100,921
Net income			10,732
Comprehensive income			$ 111,653

50

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

	Unrealized	Pension
	Gain (Loss)	and Other
	on Securities	Benefits	Total
2008:
Total unrealized losses arising during the year	$ (266,176)	$ -	$ (266,176)
Less: Realized losses included in net loss	(60,856)	-	(60,856)
Net unrealized loss	(205,320)	-	(205,320)
Change in benefit plan obligations	-	(32,410)	(32,410)
Effect on DAC	51,187	-	51,187
Effect on VOBA	15,245	-	15,245
Policyholder account balances	548	-	548
Deferred income taxes	48,419	11,343	59,762
Other comprehensive loss	$ (89,921)	$ (21,067)	(110,988)
Net loss			(17,050)
Comprehensive loss			$ (128,038)

	Unrealized	Pension
	Gain (Loss)	and Other
	on Securities	Benefits	Total
2007:
Total unrealized gains arising during the year	$ 8,907	$ -	$ 8,907
Less: Realized losses included in net income	(1,650)	-	(1,650)
Net unrealized gain	10,557	-	10,557
Additional minimum pension liability	-	(1,676)	(1,676)
Effect on DAC	(687)	-	(687)
Effect on VOBA	85	-	85
Policyholder account balances	(115)	-	(115)
Deferred income taxes	(3,444)	587	(2,857)
Other comprehensive income (loss)	$ 6,396	$ (1,089)	5,307
Net income			35,661
Comprehensive income			$ 40,968

The following table provides accumulated balances related to each component of accumulated other comprehensive loss.

	Unrealized	Unrealized
	Gain (Loss) on	Gain (Loss) on	Minimum	DAC/	Policyholder
	Non-Impaired	Impaired	Pension	VOBA	Account
	Securities	Securities	Liability	Impact	Balances	Tax Effect	Total
2009:
Beginning of year	$ (189,916)	$ (2,197)	$ (74,650)	$ 65,534	$ -	$ 70,430	$ (130,799)
Cumulative effect of change in
accounting principle	-	(13,507)	-	3,355	-	3,553	(6,599)
Other comprehensive income (loss)	212,711	(6,862)	17,248	(67,834)	-	(54,342)	100,921
End of year	$ 22,795	$ (22,566)	$ (57,402)	$ 1,055	$ -	$ 19,641	$ (36,477)

2008:
Beginning of year	$ 6,068	$ 7,139	$ (42,240)	$ (898)	$ (548)	$ 10,668	$ (19,811)
Other comprehensive loss	(195,984)	(9,336)	(32,410)	66,432	548	59,762	(110,988)
End of year	$ (189,916)	$ (2,197)	$ (74,650)	$ 65,534	$ -	$ 70,430	$ (130,799)

51

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

14.  ACCUMULATED EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE

Effective for the period ended March 31, 2009, the Company adopted FASB ASC 320.  Pursuant to this guidance, the Company reviewed all previously-recorded other-than-temporary impairments of securities and developed an estimate of the portion of such impairments using a methodology consistent with that applied to the current period other-than-temporary bifurcation of credit and non-credit as of January 1, 2009.  As a result, the Company determined that $13.5 million in previously recorded other-than-temporary impairments had been due to non-credit impairments.

The process used by the Company in estimating the portion of previously recorded other-than-temporary impairments due to credit is consistent with the methodology employed for those securities determined to be other-than-temporarily impaired for the twelve-month period ended December 31, 2009.  Specifically, if the security is unsecured, secured by an asset or includes a guaranty of payment by a third-party, the estimate of the portion of impairment due to credit was based upon a comparison of ratings and maturity horizon for the security relative to historical default probabilities from one or more nationally recognized rating organizations.  When appropriate for any given security, sector or period in the business cycle, the historical default probability was adjusted to reflect periods or situations of distress by adding to the default probability increments of standard deviations from mean historical results. The credit impairment analysis was supplemented by estimates of potential recovery values for the specific security, including the potential impact of the value of any secured assets, in the event of default.  This information is used to determine the Company’s best estimate, derived from probability-weighted cash flows.

Estimates of impairment due to credit involving collateralized securities were based upon review of projected cash flows relative to amortized cost at the time the security was determined to be other-than-temporarily impaired.  The credit component of the impairment for these securities was determined to be the difference between the amortized cost of the security and the projected cash flows.

In addition, as an insurance enterprise, the Company must also consider the impact of DAC and VOBA on any realized and unrealized loss and the appropriate tax effect.  The establishment of non-credit impairments to accumulated other comprehensive income (loss) in accordance with the guidance from retained earnings also requires a netting of applicable DAC and VOBA and income taxes.  The methodology by which DAC and VOBA are calculated and applied to realized gains and losses is different than the methodology employed to calculate DAC and VOBA charges on unrealized gains and losses and results in differences among the transfer between retained earnings and accumulated other comprehensive loss.

In the implementation of this guidance, the Company recorded an opening balance adjustment that increased retained earnings in the amount of $8.4 million and increased accumulated other comprehensive loss in the amount of $6.6 million.  The adjustment to retained earnings consisted of an increase of $8.8 million related to non-credit impairments taken in prior periods, net of tax.  This adjustment also included a $0.4 million decrease due to offsetting adjustments to DAC and VOBA, net of tax.  The adjustment to accumulated other comprehensive loss consisted of a decrease of $8.8 million related to non-credit impairments taken in prior periods, net of tax.  This adjustment also included a $2.2 million increase due to offsetting adjustments to DAC and VOBA, net of tax.

52

15. QUARTERLY CONSOLIDATED FINANCIAL DATA (unaudited)

The unaudited quarterly results of operations for the years ended December 31, 2009 and 2008 are summarized in the table below.

	First	Second	Third	Fourth
2009:
Total revenues	$ 101,635	$ 101,750	$ 112,052	$ 104,158

Net income (loss)	(4,548)	8,044	5,181	2,055

Per common share,
basic and diluted	(0.40)	0.70	0.45	0.18

2008:
Total revenues	$ 108,319	$ 98,289	$ 78,092	$ 89,626

Net income (loss)	3,602	1,677	(15,178)	(7,151)

Per common share,
basic and diluted	0.31	0.14	(1.30)	(0.62)

16. COMMITMENTS

In the normal course of business, the Company has open purchase and sale commitments.  At December 31, 2009, the Company had purchase commitments to fund mortgage loans and other investments of $15.2 million. At December 31, 2009, the Company also had a commitment to fund a construction-to-permanent loan that is subject to the borrower’s performance.

Subsequent to December 31, 2009, the Company entered into commitments to fund additional mortgage loans and other investments of $3.1 million.  Additionally the Company also had a commitment to fund another construction-to-permanent loan that is subject to the borrower’s performance.

17. CONTINGENT LIABILITIES

The life insurance industry, including the Company, has been subject to an increase in litigation in recent years.  Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.

Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, would not have a material effect on the Company’s business, results of operations or financial position.

18.  GUARANTEES AND INDEMNIFICATIONS

The Company is subject to various indemnification obligations issued in conjunction with certain transactions, primarily assumption reinsurance agreements, stock purchase agreements, mortgage servicing agreements, tax credit assigment agreements, construction and lease guarantees and borrowing agreements whose terms range in duration and often are not explicitly defined.  Generally, a maximum obligation is not explicitly stated.  Therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated.  The Company is unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications.  The Company believes that the likelihood is remote that material payments would be required under such indemnifications and therefore such indemnifications would not result in a material adverse effect on the financial position or results of operations.

53

19. SUBSEQUENT EVENTS

On January 25, 2010, the Kansas City Life Board of Directors declared a quarterly dividend of $ 0.27 per share, paid on February 10, 2010 to stockholders of record on February 4, 2010.

54

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders
Kansas City Life Insurance Company

We have audited the accompanying consolidated balance sheets of Kansas City Life Insurance Company and subsidiaries (the Company) as of December 31, 2009 and 2008, and the related consolidated statements of income, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2009. In connection with our audit of the consolidated financial statements, we have also audited financial statement schedules I-V. We also audited the Company’s internal control over financial reporting as of December 31, 2009, based on, criteria established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. The Company’s management is responsible for these consolidated financial statements, for financial statement schedules, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Item 8. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules, and an opinion on the effectiveness of the Company’s internal control over financial reporting based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the consolidated financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kansas City Life Insurance Company and subsidiaries as of December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2009, in conformity with generally accepted accounting principles. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein. Also, in our opinion, Kansas City Life Insurance Company and subsidiaries maintained, in all material respects, effective internal control over financial reporting as of December 31, 2009, based on criteria established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission.

As discussed in note 1 to the consolidated financial statements, the Company changed its method of accounting for other-than-temporary impairments of debt securities due to the adoption of new accounting requirements issued by the FASB effective January 1, 2009, the Company changed its method of recognizing and measuring the tax effects related to uncertain tax positions due to the adoption of new accounting requirements issued by the FASB, effective January 1, 2007, and the Company changed its method of accounting for deferred acquisition costs on internal replacements of insurance contracts due to the adoption of new accounting requirements issued by the American Institute of Certified Pubic Accountants, effective January 1, 2007.

55

/s/KPMG LLP
KPMG LLP

Kansas City, MO
February 26, 2010

56

STOCKHOLDER INFORMATION

CORPORATE HEADQUARTERS
Kansas City Life Insurance Company
3520 Broadway
Post Office Box 219139
Kansas City, Missouri 64121-9139
Telephone:  (816) 753-7000
Fax: (816) 753-4902
Internet: http://www.kclife.com
E-mail: kclife@kclife.com

NOTICE OF ANNUAL MEETING
The annual meeting of stockholders will be held at 9 a.m. on Thursday, April 22, 2010 at Kansas City Life's corporate headquarters.

TRANSFER AGENT
William A. Schalekamp, Secretary
Kansas City Life Insurance Company
Post Office Box 219139
Kansas City, Missouri 64121-9139

10-K REQUEST
Stockholders may request a free copy of Kansas City Life's Form 10-K, as filed with the Securities and Exchange Commission, by writing to Secretary, Kansas City Life Insurance Company.

SECURITY HOLDERS
As of January 31, 2010, Kansas City Life had approximately 2,500 security holders, including individual participants in security position listings.

57

STOCK AND DIVIDEND INFORMATION
Stock Quotation Symbol
NASDAQ—KCLI

The following table presents the high and low prices for the Company’s common stock for the periods indicated and the dividends declared per share during such periods.

			Dividend
	High	Low	Paid

2009:
First quarter	$ 44.63	$ 15.20	$ 0.27
Second quarter	40.22	19.70	0.27
Third quarter	37.75	25.39	0.27
Fourth quarter	33.31	25.00	0.27
			$ 1.08
2008:
First quarter	$ 49.15	$ 39.36	$ 0.27
Second quarter	52.85	41.51	0.27
Third quarter	57.93	41.16	0.27
Fourth quarter	53.93	33.06	0.27
			$ 1.08

A quarterly dividend of $0.27 per share was paid February 10, 2010.

NASDAQ market quotations are compiled according to Company records and may reflect inter-dealer prices, without markup, markdown or commission and may not necessarily represent actual transactions.

58

KANSAS CITY LIFE
VARIABLE ANNUITY
SEPARATE ACCOUNT

FINANCIAL STATEMENTS
Years ended December 31, 2009 and 2008

TABLE OF CONTENTS

Statement of Net Assets
Statement of Operations
Statements of Changes in Net Assets
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF NET ASSETS
DECEMBER 31, 2009

			Century II Variable Annuity		Freedom Variable Annuity
	Number		Number	Unit	Number	Unit	Fair
Net Assets	Shares	NAV	of Units	Value	of Units	Value	Value	Cost
							(in thousands)
Federated Insurance Series
Clover Value Fund II	491,670	$ 9.06	277,729	$ 15.948	2,321	$ 10.884	$ 4,455	$ 6,794
High Income Bond Fund II	580,828	6.67	189,624	19.297	13,671	15.717	3,874	3,872
Prime Money Fund II	8,352,491	1.00	549,296	13.158	107,273	10.483	8,352	8,352

MFS Variable Insurance Trust
Research Series	462,774	16.57	426,337	17.817	4,823	14.913	7,668	7,426
Growth Series	374,873	21.43	419,635	18.997	3,808	16.250	8,034	7,379
Total Return Series	511,498	17.48	379,894	21.881	48,442	12.972	8,941	9,705
Research Bond Series	1,155,023	12.20	736,200	18.684	26,133	12.870	14,091	13,229
Strategic Income Series	584,300	9.68	344,032	15.785	17,312	13.028	5,656	5,530
Utilities Series	803,271	22.92	476,928	37.729	16,288	25.602	18,411	18,572

American Century Variable Portfolios
VP Capital Appreciation Fund	440,265	10.77	311,753	14.932	4,725	18.353	4,742	4,503
VP International Fund	1,326,861	7.73	552,798	18.291	8,830	16.477	10,257	10,442
VP Value Fund	2,255,050	5.28	1,270,260	9.135	21,502	14.110	11,907	13,357
VP Income & Growth Fund	282,378	5.38	231,894	6.293	4,713	12.701	1,519	1,948
VP Ultra Fund	178,705	8.12	130,210	11.001	1,718	10.820	1,451	1,557
VP Mid Cap Value Fund	18,813	12.12	21,989	10.175	424	10.082	228	209

American Century Variable Portfolios II
VP Inflation Protection Fund (Class II)	748,415	10.73	646,781	12.005	22,417	11.810	8,030	7,693

Dreyfus Variable Investment Fund
Appreciation Portfolio	177,052	31.40	381,452	14.452	3,528	13.224	5,559	5,989
Developing Leaders Portfolio	226,354	23.49	473,319	11.199	1,586	10.201	5,317	7,992

Dreyfus Stock Index Fund, Inc.	739,599	26.31	1,430,900	13.368	25,145	13.150	19,459	20,767

The Dreyfus Socially Responsible Growth Fund, Inc.	26,044	26.26	27,938	24.407	155	13.132	684	756

1

JPMorgan Insurance Trust
Insurance Trust U.S. Equity Portfolio	92,255	13.93	91,073	13.953	1,064	13.484	1,285	1,353
Insurance Trust Small Cap Core Portfolio	360,097	11.76	269,521	15.237	8,584	14.905	4,235	4,718
Insurance Trust Mid Cap Value Portfolio	1,013,448	5.57	370,963	14.769	11,437	14.526	5,645	5,967

Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate Securities Fund (Class II)	328,003	10.92	257,580	13.778	2,696	12.184	3,582	5,569
Franklin Small-Mid Cap Growth Securities Fund (Class II)	54,914	16.87	138,023	6.628	794	14.634	926	999
Templeton Developing Markets Securities Fund (Class II)	678,799	9.78	294,131	22.019	5,484	29.584	6,639	6,796
Templeton Foreign Securities Fund (Class II)	492,843	13.45	255,146	25.189	11,143	18.127	6,629	6,892

Calamos Advisors Trust
Calamos Growth and Income Portfolio	1,381,078	12.69	976,968	17.382	36,303	14.988	17,526	18,030

AIM Variable Insurance Funds
V.I. Capital Appreciation Fund (Series I)	25,700	20.33	131,322	3.948	333	11.885	522	608
V.I. Technology Fund (Series I)	36,128	13.19	185,724	2.502	789	14.982	476	469
V.I. Core Equity Fund (Series I)	53,541	24.92	190,924	6.988	-	14.251	1,334	1,257

Seligman Portfolios, Inc.
Communications and Information Portfolio (Class II)	150,594	19.54	324,946	8.807	3,589	22.522	2,943	2,191
Capital Portfolio (Class II)	291,224	12.90	614,616	6.065	2,067	14.243	3,757	3,542
Smaller-Cap Value Portfolio (Class II)	275,514	6.17	117,570	14.211	2,085	13.977	1,700	2,513

Fidelity Variable Insurance Products
VIP Contrafund Portfolio	203,165	20.29	475,975	8.346	18,089	8.290	4,122	3,876
VIP Freedom Funds - Income	49,539	9.97	48,371	10.158	250	10.091	494	512
VIP Freedom Funds - 2010	63,907	9.74	65,780	9.261	1,445	9.199	622	590
VIP Freedom Funds - 2015	143,285	9.74	143,558	9.092	10,008	9.031	1,396	1,631
VIP Freedom Funds - 2020	844,835	9.48	917,461	8.656	7,840	8.598	8,009	8,965
VIP Freedom Funds - 2025	20,310	9.27	22,033	8.545	-	8.488	188	211
VIP Freedom Funds - 2030	117,540	9.00	120,367	8.149	9,509	8.095	1,058	1,270

Total Net Assets							$ 221,723	$ 234,031

See accompanying Notes to Financial Statements

2

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009
(in thousands)

	Federated Insurance Series			MFS Variable Insurance Trust

		High
	Clover	Income	Prime			Total	Research	Strategic
	Value	Bond	Money	Research	Growth	Return	Bond	Income	Utilities
	Fund II	Fund II	Fund II	Series	Series	Series	Series	Series	Series

Investment Income:
Income:
Dividend Distributions	$115	402	42	102	22	318	428	340	841
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	59	49	130	96	100	119	155	55	233
Investment Income (Loss)	56	353	(88)	6	(78)	199	273	285	608
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	(1,591)	(371)	-	(306)	(296)	(456)	58	(58)	(1,278)
Capital Gains Distributions	-	-	-	-	-	-	-	-	-
Unrealized Appreciation (Depreciation)	2,031	1,423	-	2,070	2,559	1,510	1,148	532	5,246
Net Gain (Loss) on Investments	440	1,052	-	1,764	2,263	1,054	1,206	474	3,968

Change in Net Assets from Operations	$496	1,405	(88)	1,770	2,185	1,253	1,479	759	4,576

3

							American
							Century
							Variable	Dreyfus Variable
	American Century Variable Portfolios						Portfolios II	Investment Fund

				VP			VP Inflation
	VP Capital	VP	VP	Income &	VP	VP	Protection		Developing
	Appreciation	International	Value	Growth	Ultra	Mid Cap	Fund	Appreciation	Leaders
	Fund	Fund	Fund	Fund	Fund	Value	(Class II)	Portfolio	Portfolio

Investment Income:
Income:
Dividend Distributions	$34	167	535	76	4	6	122	134	79
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	58	120	138	21	19	2	97	71	66
Investment Income (Loss)	(24)	47	397	55	(15)	4	25	63	13
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	(213)	(627)	(1,044)	(341)	(171)	(3)	11	(352)	(950)
Capital Gains Distributions	-	-	-	-	-	-	-	391	-
Unrealized Appreciation (Depreciation)	1,506	3,149	2,567	489	571	47	532	886	1,991
Net Gain (Loss) on Investments	1,293	2,522	1,523	148	400	44	543	925	1,041

Change in Net Assets from Operations	$1,269	2,569	1,920	203	385	48	568	988	1,054

See accompanying Notes to Financial Statements

4

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2009
(in thousands)

			JPMorgan Insurance Trust			Franklin Templeton Variable Insurance Products Trust
		The Dreyfus	Insurance	Insurance	Insurance	Franklin	Franklin	Templeton
	Dreyfus	Socially	Trust	Trust	Trust	Global	Small-Mid	Developing	Templeton
	Stock	Responsible	U.S	Small	Mid	Real Estate	Cap Growth	Markets	Foreign
	Index	Growth	Equity	Cap Core	Cap Value	Securities	Securities	Securities	Securities
	Fund, Inc.	Fund, Inc.	Portfolio	Portfolio	Portfolio	Fund (Class II)	Fund (Class II)	Fund (Class II)	Fund (Class II)

Investment Income:
Income:
Dividend Distributions	$341	6	28	28	112	394	-	239	194
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	226	8	17	50	68	42	11	76	82
Investment Income (Loss)	115	(2)	11	(22)	44	352	(11)	163	112
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	(1,099)	(73)	(95)	(408)	(464)	(971)	(107)	(1,069)	(685)
Capital Gains Distributions	976	-	-	56	10	-	-	23	239
Unrealized Appreciation (Depreciation)	3,853	240	412	1,171	1,586	1,231	404	3,796	2,186
Net Gain (Loss) on Investments	3,730	167	317	819	1,132	260	297	2,750	1,740

Change in Net Assets from Operations	$3,845	165	328	797	1,176	612	286	2,913	1,852

5

	Calamos
	Advisors
	Trust	AIM Variable Insurance Funds			Seligman Portfolios, Inc.
					Communications
		V.I. Capital	V.I.	V.I.	and		Smaller-Cap
	Growth and	Appreciation	Technology	Core Equity	Information	Capital	Value
	Income	Fund	Fund	Fund	Portfolio	Portfolio	Portfolio
	Portfolio	(Series I)	(Series I)	(Series I)	(Class II)	(Class II)	(Class II)

Investment Income:
Income:
Dividend Distributions	$439	3	-	22	-	-	-
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	219	8	7	16	37	44	20
Investment Income (Loss)	220	(5)	(7)	6	(37)	(44)	(20)
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	(1,272)	(126)	(131)	(36)	69	(229)	(517)
Capital Gains Distributions	-	-	-	-	-	-	38
Unrealized Appreciation (Depreciation)	5,977	214	361	330	1,132	1,483	914
Net Gain (Loss) on Investments	4,705	88	230	294	1,201	1,254	435

Change in Net Assets from Operations	$4,925	83	223	300	1,164	1,210	415

See accompanying Notes to Financial Statements

6

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2009
(in thousands)

	Fidelity Variable Insurance Products

		VIP	VIP	VIP	VIP	VIP	VIP
	VIP	Freedom	Freedom	Freedom	Freedom	Freedom	Freedom
	Contrafund	Funds	Funds	Funds	Funds	Funds	Funds
	Portfolio	Income	2010	2015	2020	2025	2030	Total

Investment Income:
Income:
Dividend Distributions	$41	16	21	44	225	5	19	5,944
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	45	7	6	17	95	3	14	2,706
Investment Income (Loss)	(4)	9	15	27	130	2	5	3,238
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	(250)	(8)	(37)	(87)	(151)	(21)	(121)	(15,876)
Capital Gains Distributions	1	7	4	17	84	2	15	1,863
Unrealized Appreciation (Depreciation)	1,297	50	107	282	1,643	69	352	57,347
Net Gain (Loss) on Investments	1,048	49	74	212	1,576	50	246	43,334

Change in Net Assets from Operations	$1,044	58	89	239	1,706	52	251	46,572

See accompanying Notes to Financial Statements

7

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2009
(in thousands)

	Federated Insurance Series			MFS Variable Insurance Trust

		High
	Clover	Income	Prime			Total	Research	Strategic
	Value	Bond	Money	Research	Growth	Return	Bond	Income	Utilities
	Fund II	Fund II	Fund II	Series	Series	Series	Series	Series	Series

Change in Net Assets from Operations:
Investment Income (Loss)	$56	353	(88)	6	(78)	199	273	285	608
Realized Gain (Loss) and Capital Gains Distributions	(1,591)	(371)	-	(306)	(296)	(456)	58	(58)	(1,278)
Unrealized Appreciation (Depreciation)	2,031	1,423	-	2,070	2,559	1,510	1,148	532	5,246
Change in Net Assets from Operations	496	1,405	(88)	1,770	2,185	1,253	1,479	759	4,576

Deposits	151	119	11,314	267	225	326	1,114	404	386

Payments and Withdrawals:
Death Benefits	52	24	13	26	44	29	43	61	420
Withdrawals	409	554	2,753	670	639	965	904	369	1,790
Administrative Fees	5	3	25	9	11	8	63	20	17
Transfers (in) out	360	406	10,330	473	668	425	(3,993)	(2,170)	1,370
Payments and Withdrawals	826	987	13,121	1,178	1,362	1,427	(2,983)	(1,720)	3,597

Net Assets:
Net Increase (Decrease)	(179)	537	(1,895)	859	1,048	152	5,576	2,883	1,365
Beginning of Year	4,634	3,337	10,247	6,809	6,986	8,789	8,515	2,773	17,046

End of Year	$4,455	3,874	8,352	7,668	8,034	8,941	14,091	5,656	18,411

See accompanying Notes to Financial Statements

8

							American
							Century
							Variable	DreyfusVariable
	American Century Variable Portfolios						Portfolios II	Investment Fund

				VP			VP Inflation
	VP Capital	VP	VP	Income &	VP	VP	Protection		Developing
	Appreciation	International	Value	Growth	Ultra	Mid Cap	Fund	Appreciation	Leaders
	Fund	Fund	Fund	Fund	Fund	Value	(Class II)	Portfolio	Portfolio

Change in Net Assets from Operations:
Investment Income (Loss)	$(24)	47	397	55	(15)	4	25	63	13
Realized Gain (Loss) and Capital Gains Distributions	(213)	(627)	(1,044)	(341)	(171)	(3)	11	39	(950)
Unrealized Appreciation (Depreciation)	1,506	3,149	2,567	489	571	47	532	886	1,991
Change in Net Assets from Operations	1,269	2,569	1,920	203	385	48	568	988	1,054

Deposits	194	681	841	36	104	19	592	107	189

Payments and Withdrawals:
Death Benefits	17	27	111	44	12	4	1,078	84	45
Withdrawals	319	512	886	253	144	9	1,101	522	490
Administrative Fees	5	34	44	2	6	-	30	6	6
Transfers (in) out	140	(185)	(1,475)	215	95	(65)	(1,820)	83	193
Payments and Withdrawals	481	388	(434)	514	257	(52)	389	695	734

Net Assets:
Net Increase (Decrease)	982	2,862	3,195	(275)	232	119	771	400	509
Beginning of Year	3,760	7,395	8,712	1,794	1,219	109	7,259	5,159	4,808

End of Year	$4,742	10,257	11,907	1,519	1,451	228	8,030	5,559	5,317

9

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2009
(in thousands)

			JPMorgan Insurance Trust			Franklin Templeton Variable Insurance Products Trust
		The Dreyfus	Insurance	Insurance	Insurance	Franklin	Franklin	Templeton
	Dreyfus	Socially	Trust	Trust	Trust	Global	Small-Mid	Developing	Templeton
	Stock	Responsible	U.S	Small	Mid	Real Estate	Cap Growth	Markets	Foreign
	Index	Growth	Equity	Cap Core	Cap Value	Securities	Securities	Securities	Securities
	Fund, Inc.	Fund, Inc.	Portfolio	Portfolio	Portfolio	Fund (Class II)	Fund (Class II)	Fund (Class II)	Fund (Class II)

Change in Net Assets from Operations:
Investment Income (Loss)	$115	(2)	11	(22)	44	352	(11)	163	112
Realized Gain (Loss) and Capital Gains Distributions	(123)	(73)	(95)	(352)	(454)	(971)	(107)	(1,046)	(446)
Unrealized Appreciation (Depreciation)	3,853	240	412	1,171	1,586	1,231	404	3,796	2,186
Change in Net Assets from Operations	3,845	165	328	797	1,176	612	286	2,913	1,852

Deposits	1,264	24	28	308	413	260	28	293	448

Payments and Withdrawals:
Death Benefits	123	-	-	15	40	41	27	25	96
Withdrawals	1,276	78	90	308	450	238	78	589	477
Administrative Fees	58	1	1	15	19	11	1	12	23
Transfers (in) out	(1,306)	44	155	(194)	(53)	(131)	74	458	410
Payments and Withdrawals	151	123	246	144	456	159	180	1,084	1,006

Net Assets:
Net Increase (Decrease)	4,958	66	110	961	1,133	713	134	2,122	1,294
Beginning of Year	14,501	618	1,175	3,274	4,512	2,869	792	4,517	5,335

End of Year	$19,459	684	1,285	4,235	5,645	3,582	926	6,639	6,629

See accompanying Notes to Financial Statements

10

	Calamos
	Advisors
	Trust	AIM Variable Insurance Funds			Seligman Portfolios, Inc.
					Communications
		V.I. Capital	V.I.	V.I.	and		Smaller-Cap
	Growth and	Appreciation	Technology	Core Equity	Information	Capital	Value
	Income	Fund	Fund	Fund	Portfolio	Portfolio	Portfolio
	Portfolio	(Series I)	(Series I)	(Series I)	(Class II)	(Class II)	(Class II)

Change in Net Assets from Operations:
Investment Income (Loss)	$220	(5)	(7)	6	(37)	(44)	(20)
Realized Gain (Loss) and Capital Gains Distributions	(1,272)	(126)	(131)	(36)	69	(229)	(479)
Unrealized Appreciation (Depreciation)	5,977	214	361	330	1,132	1,483	914
Change in Net Assets from Operations	4,925	83	223	300	1,164	1,210	415

Deposits	258	17	21	50	87	309	29

Payments and Withdrawals:
Death Benefits	218	4	20	8	19	17	26
Withdrawals	1,584	77	62	106	242	312	146
Administrative Fees	18	1	1	1	4	15	2
Transfers (in) out	1,181	146	253	(55)	347	(12)	30
Payments and Withdrawals	3,001	228	336	60	612	332	204

Net Assets:
Net Increase (Decrease)	2,182	(128)	(92)	290	639	1,187	240
Beginning of Year	15,344	650	568	1,044	2,304	2,570	1,460

End of Year	$17,526	522	476	1,334	2,943	3,757	1,700

11

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2009
(in thousands)

	Fidelity Variable Insurance Products

		VIP	VIP	VIP	VIP	VIP	VIP
	VIP	Freedom	Freedom	Freedom	Freedom	Freedom	Freedom
	Contrafund	Funds	Funds	Funds	Funds	Funds	Funds
	Portfolio	Income	2010	2015	2020	2025	2030	Total

Change in Net Assets from Operations:
Investment Income (Loss)	$(4)	9	15	27	130	2	5	3,238
Realized Gain (Loss) and Capital Gains Distributions	(249)	(1)	(33)	(70)	(67)	(19)	(106)	(14,013)
Unrealized Appreciation (Depreciation)	1,297	50	107	282	1,643	69	352	57,347
Change in Net Assets from Operations	1,044	58	89	239	1,706	52	251	46,572

Deposits	260	9	16	18	285	40	94	21,628

Payments and Withdrawals:
Death Benefits	11	-	-	-	-	-	-	2,824
Withdrawals	264	68	89	33	248	30	67	20,201
Administrative Fees	13	3	2	8	41	1	2	547
Transfers (in) out	(650)	(49)	(170)	14	(518)	50	145	5,219
Payments and Withdrawals	(362)	22	(79)	55	(229)	81	214	28,791

Net Assets:
Net Increase (Decrease)	1,666	45	184	202	2,220	11	131	39,409
Beginning of Year	2,456	449	438	1,194	5,789	177	927	182,314

End of Year	$4,122	494	622	1,396	8,009	188	1,058	221,723

See accompanying Notes to Financial Statements

12

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2008
(in thousands)

	Federated Insurance Series			MFS Variable Insurance Trust

		High
	American	Income	Prime			Total	Research	Strategic
	Leaders	Bond	Money	Research	Growth	Return	Bond	Income	Utilities
	Fund II	Fund II	Fund II	Series	Series	Series	Series	Series	Series

Change in Net Assets from Operations:
Investment Income (Loss)	$36	544	111	(91)	(128)	233	99	106	58
Realized Gain (Loss) and Capital Gains Distributions	511	(910)	-	(6)	212	410	(104)	(63)	4,812
Unrealized Appreciation (Depreciation)	(3,389)	(1,234)	-	(4,448)	(4,879)	(3,897)	(330)	(412)	(17,973)
Change in Net Assets from Operations	(2,842)	(1,600)	111	(4,545)	(4,795)	(3,254)	(335)	(369)	(13,103)

Deposits	311	215	18,831	534	437	426	1,171	514	1,038

Payments and Withdrawals:
Death Benefits	135	24	(9)	79	70	117	57	11	252
Withdrawals	1,211	829	3,630	1,351	1,658	1,929	1,173	201	4,561
Administrative Fees	6	4	23	10	13	9	28	7	20
Transfers (in) out	941	2,241	14,485	1,157	1,102	2,688	(2,410)	(763)	4,381
Payments and Withdrawals	2,293	3,098	18,129	2,597	2,843	4,743	(1,152)	(544)	9,214

Net Assets:
Net Increase (Decrease)	(4,824)	(4,483)	813	(6,608)	(7,201)	(7,571)	1,988	689	(21,279)
Beginning of Year	9,458	7,820	9,434	13,417	14,187	16,360	6,527	2,084	38,325

End of Year	$4,634	3,337	10,247	6,809	6,986	8,789	8,515	2,773	17,046

13

							American
							Century
							Variable	Dreyfus Variable
	American Century Variable Portfolios						Portfolios II	Investment Fund

				VP			VP Inflation
	VP Capital	VP	VP	Income &	VP	VP	Protection		Developing
	Appreciation	International	Value	Growth	Ultra	Mid Cap	Fund	Appreciation	Leaders
	Fund	Fund	Fund	Fund	Fund	Value	(Class II)	Portfolio	Portfolio

Change in Net Assets from Operations:
Investment Income (Loss)	$(82)	(59)	98	19	(28)	(2)	157	48	(33)
Realized Gain (Loss) and Capital Gains Distributions	589	607	35	187	154	(28)	(195)	578	(950)
Unrealized Appreciation (Depreciation)	(3,852)	(6,068)	(3,447)	(1,328)	(1,044)	(15)	(251)	(3,209)	(2,259)
Change in Net Assets from Operations	(3,345)	(5,520)	(3,314)	(1,122)	(918)	(45)	(289)	(2,583)	(3,242)

Deposits	202	715	869	107	230	13	708	199	309

Payments and Withdrawals:
Death Benefits	19	24	59	21	1	-	432	22	123
Withdrawals	505	1,044	1,441	237	300	10	533	1,148	1,574
Administrative Fees	5	20	23	2	6	-	13	6	8
Transfers (in) out	(86)	(1,928)	(813)	410	252	41	(5,637)	955	818
Payments and Withdrawals	443	(840)	710	670	559	51	(4,659)	2,131	2,523

Net Assets:
Net Increase (Decrease)	(3,586)	(3,965)	(3,155)	(1,685)	(1,247)	(83)	5,078	(4,515)	(5,456)
Beginning of Year	7,346	11,360	11,867	3,479	2,466	192	2,181	9,674	10,264

End of Year	$3,760	7,395	8,712	1,794	1,219	109	7,259	5,159	4,808

See accompanying Notes to Financial Statements

14

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2008
(in thousands)

			JPMorgan Series Trust II			Franklin Templeton Variable Insurance Products Trust
		The Dreyfus				Franklin	Franklin	Templeton
	Dreyfus	Socially	U.S. Large			Global	Small-Mid	Developing	Templeton
	Stock	Responsible	Cap Core	Small	Mid	Real Estate	Cap Growth	Markets	Foreign
	Index	Growth	Equity	Company	Cap Value	Securities	Securities	Securities	Securities
	Fund, Inc.	Fund, Inc.	Portfolio	Portfolio	Portfolio	Fund (Class II)	Fund (Class II)	Fund (Class II)	Fund (Class II)

Change in Net Assets from Operations:
Investment Income (Loss)	$138	(6)	-	(50)	(17)	(22)	(18)	92	68
Realized Gain (Loss) and Capital Gains Distributions	(47)	(68)	(86)	144	106	(10)	118	855	464
Unrealized Appreciation (Depreciation)	(8,875)	(299)	(690)	(1,595)	(2,371)	(2,273)	(743)	(6,215)	(4,076)
Change in Net Assets from Operations	(8,784)	(373)	(776)	(1,501)	(2,282)	(2,305)	(643)	(5,268)	(3,544)

Deposits	1,435	54	88	302	490	313	87	376	491

Payments and Withdrawals:
Death Benefits	224	5	16	2	29	54	2	24	102
Withdrawals	3,529	192	335	531	872	898	208	528	900
Administrative Fees	38	1	2	9	11	7	1	10	14
Transfers (in) out	(1,511)	55	559	(63)	(156)	1,190	131	(453)	(1,051)
Payments and Withdrawals	2,280	253	912	479	756	2,149	342	109	(35)

Net Assets:
Net Increase (Decrease)	(9,629)	(572)	(1,600)	(1,678)	(2,548)	(4,141)	(898)	(5,001)	(3,018)
Beginning of Year	24,130	1,190	2,775	4,952	7,060	7,010	1,690	9,518	8,353

End of Year	$14,501	618	1,175	3,274	4,512	2,869	792	4,517	5,335

15

	Calamos
	Advisors
	Trust	AIM Variable Insurance Funds			Seligman Portfolios, Inc.
					Communications
		V.I. Capital	V.I.	V.I.	and		Smaller-Cap
	Growth &	Appreciation	Technology	Core Equity	Information	Capital	Value
	Income	Fund	Fund	Fund	Portfolio	Portfolio	Portfolio
	Portfolio	(Series I)	(Series I)	(Series I)	(Class II)	(Class II)	(Class II)

Change in Net Assets from Operations:
Investment Income (Loss)	$(69)	(17)	(15)	8	(56)	(45)	(31)
Realized Gain (Loss) and Capital Gains Distributions	(468)	(162)	(175)	(2)	193	(9)	522
Unrealized Appreciation (Depreciation)	(8,185)	(469)	(400)	(505)	(1,818)	(1,933)	(1,551)
Change in Net Assets from Operations	(8,722)	(648)	(590)	(499)	(1,681)	(1,987)	(1,060)

Deposits	447	50	66	89	224	367	69

Payments and Withdrawals:
Death Benefits	318	-	-	-	40	2	15
Withdrawals	3,016	157	96	393	870	689	213
Administrative Fees	23	2	2	1	5	8	3
Transfers (in) out	3,258	256	162	132	611	(1,211)	154
Payments and Withdrawals	6,615	415	260	526	1,526	(512)	385

Net Assets:
Net Increase (Decrease)	(14,890)	(1,013)	(784)	(936)	(2,983)	(1,108)	(1,376)
Beginning of Year	30,234	1,663	1,352	1,980	5,287	3,678	2,836

End of Year	$15,344	650	568	1,044	2,304	2,570	1,460

See accompanying Notes to Financial Statements

16

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2008
(in thousands)

	Fidelity Variable Insurance Products

		VIP	VIP	VIP	VIP	VIP	VIP
	VIP	Freedom	Freedom	Freedom	Freedom	Freedom	Freedom
	Contrafund	Funds	Funds	Funds	Funds	Funds	Funds
	Portfolio	Income	2010	2015	2020	2025	2030	Total

Change in Net Assets from Operations:
Investment Income (Loss)	$(8)	10	10	19	112	(1)	12	1,200
Realized Gain (Loss) and Capital Gains Distributions	(793)	5	(19)	23	198	(99)	28	6,557
Unrealized Appreciation (Depreciation)	(677)	(67)	(70)	(493)	(2,547)	(86)	(548)	(104,521)
Change in Net Assets from Operations	(1,478)	(52)	(79)	(451)	(2,237)	(186)	(508)	(96,764)

Deposits	239	44	80	264	506	61	314	33,285

Payments and Withdrawals:
Death Benefits	12	-	-	-	-	-	-	2,282
Withdrawals	131	22	5	35	175	43	29	37,202
Administrative Fees	5	2	-	7	25	-	1	380
Transfers (in) out	(1,755)	(417)	(262)	(626)	(6,356)	(189)	(776)	9,516
Payments and Withdrawals	(1,607)	(393)	(257)	(584)	(6,156)	(146)	(746)	49,380

Net Assets:
Net Increase (Decrease)	368	385	258	397	4,425	21	552	(112,859)
Beginning of Year	2,088	64	180	797	1,364	156	375	295,173

End of Year	$2,456	449	438	1,194	5,789	177	927	182,314

See accompanying Notes to Financial Statements

17

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements
1.      Organization and Significant Accounting Policies

Organization

Kansas City Life Variable Annuity Separate Account (the Account) is a separate account of Kansas City Life Insurance Company (KCL).  This account is presented herein and marketed as Century II Variable Annuity (which includes Century II Variable Annuity and Century II Affinity Variable Annuity) and Century II Freedom Variable Annuity.  The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended.  Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL’s other assets and liabilities.  The portion of the Account’s assets applicable to the variable annuity contracts is not available to service the liabilities arising out of any other business KCL may be conducting.

All deposits received by the Account have been directed by the contract owners into subaccounts that invest in thirteen series-type mutual funds, as listed below with each fund’s objective, or into KCL’s Fixed Account.  The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable annuity contracts issued by KCL.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

18

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

Series-Type Mutual Fund	Fund Objective

Federated Insurance Series
Clover Value Fund II
Long-term growth of capital by investing in common stocks of U.S. companies operating in a broad range of industries based primarily on value characterizations such as price, cash flow, price to earnings and price to book value.

High Income Bond Fund II	High current income by investing in high-yield, lower-rated corporate bonds.

Prime Money Fund II	Current income with stability of principal and liquidity by investing in short-term, high-quality fixed income securities.

MFS Variable Insurance Trust
Research Series	Long-term growth of capital by investing in common stock within targeted industries.

Growth Series	Long-term growth of capital by investing in common stock and related securities of emerging growth companies.

Total Return Series	Income and opportunities for growth of capital and income by investing in a combination of equity and fixed income securities.

Research Bond Series	Total return with its primary emphasis on current income and secondary emphasis on capital appreciation.

Strategic Income Series	Income and capital appreciation by investing in U.S. and foreign fixed income securities.

Utilities Series	Capital growth and current income by investing in equity and debt securities of domestic and foreign companies in the utilities industry.

American Century Variable Portfolios
VP Capital Appreciation Fund	Capital growth by investing primarily in common stocks of growing companies.

VP International Fund	Capital growth by investing primarily in common stocks of foreign companies.

VP Value Fund	Long-term capital growth and income by investing primarily in stocks of companies believed to be undervalued.

VP Income & Growth Fund	Capital growth and income by investing primarily in common stocks.

VP Ultra Fund	Long-term capital growth by investing primarily in U.S. large-cap companies.

VP Mid Cap Value Fund	Long-term capital growth and income by investing primarily in stocks of companies believed to be undervalued.

19

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

American Century Variable Portfolios II
VP Inflation Protection (Class II)	Long-term total return and protection against U.S. inflation through a portfolio of inflation-indexed bonds primarily issued by the U.S. Treasury, as well as other investment grade bonds.

Dreyfus Variable Investment Fund
Appreciation Portfolio	Long-term capital growth and income by investing in common stocks of large “blue chip” companies.

Developing Leaders Portfolio	Capital growth by primarily investing in securities of small U.S. companies.

Dreyfus Stock Index Funds, Inc.	Match the total return of the Standard & Poor’s (S&P) 500 Composite Stock Price Index by investing in all 500 stocks in the S&P 500 in proportion to their weighting in the index.

The Dreyfus Socially Responsible Growth Fund, Inc.
Capital growth and current income by investing in common stocks of companies that meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

JPMorgan Insurance Trust
Insurance Trust U.S. Equity Portfolio	High total return by investing primarily in large U.S. companies.

Insurance Trust Small Cap Core Portfolio	High total return by investing in small companies.

Insurance Trust Mid Cap Value Portfolio	Growth from capital appreciation by investing in equity securities of mid-cap companies.

Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate Securities Fund (Class II)	Capital appreciation and current income by investing in securities of companies operating in the real estate industry.

Franklin Small-Mid Cap Growth Securities Fund (Class II)	Long-term capital growth by investing primarily in equity securities of small and mid-size U.S. companies.

Templeton Developing Markets Securities Fund (ClassII)	Long-term capital appreciation by investing primarily in equity securities of companies in emerging market countries.

Templeton Foreign Securities Fund (Class II)	Long-term capital growth by investing primarily in equity securities of foreign companies.

Calamos Advisors Trust
Calamos Growth and Income Portfolio	High long-term total return by investing primarily in convertible, equity and fixed-income securities.

AIM Variable Insurance Funds
V.I. Capital Appreciation Fund (Series I)	Long-term growth of capital by investing in securities of companies that are likely to benefit from changing demographic, economic and lifestyle trends.

V.I. Technology Fund (Series I)	Capital growth by investing broadly in equity securities across the technology universe.

20

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

V.I. Core Equity Fund (Series I)	Long-term growth of capital and income by investing in equity securities of companies believed to be undervalued.

Seligman Portfolios, Inc.
Communications and Information Portfolio (Class II)	Capital gain by investing in securities of companies operating in the communications, information and related industries.

Capital Portfolio (Class II)	Capital appreciation by investing primarily in common stocks of medium-sized U.S. companies.

Smaller-Cap Value Portfolio (Class II)	Long-term capital appreciation by investing generally in smaller companies believed to be undervalued.

Fidelity Variable Insurance Products
VIP Contrafund Portfolio	Long term capital appreciation by investing in growth and value stocks.

VIP Freedom Funds – Income	High total return with preservation of capital by investing fixed income and short term money market funds.

VIP Freedom Funds – 2010	High total return with preservation of capital by investing in fixed income and short term money market funds.

VIP Freedom Funds – 2015	High total return with preservation of capital by investing in fixed income and short term money market funds.

VIP Freedom Funds – 2020	High total return with preservation of capital by investing in fixed income and short term money market funds.

VIP Freedom Funds – 2025	High total return with preservation of capital by investing in fixed income and short term money market funds.

VIP Freedom Funds – 2030	High total return with preservation of capital by investing in fixed income and short term money market funds.

Fund Changes

During the year ended December 31, 2009, the following portfolios changed their names as summarized, with the effective date of the change, in the following table:

Prior Portfolio Name	Current Portfolio Name	Effective Date

Federated American Leaders Fund II	Federated Clover Value Fund II	May 1, 2009
JPMorgan U.S. Large Cap Core Equity Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	May 1, 2009
JPMorgan Small Company Portfolio	JPMorgan Insurance Trust Small Cap Core Portfolio	May 1, 2009
JPMorgan Mid Cap Value Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio	May 1, 2009

Risks and Uncertainties

Certain risks and uncertainties are inherent to the Account’s day-to-day operations and to the process of preparing its financial statements.  The more significant of those risks and uncertainties, as well as the Account’s method for attempting to mitigate the risks, are presented below and throughout the notes to the financial statements.

21

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

Financial Statements - The preparation of financial statements on the basis of generally accepted accounting principles in the United States of America (GAAP) requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.

Investments - The Account is exposed to risks that issuers of securities owned by the Series-Type Mutual Funds will default, or that interest rates will change and cause a decrease in the value of the investments.  The market value of the investments and their investment performance, including the realization of gains or losses, may vary depending on economic and market conditions.  Management attempts to mitigate these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements and annual financial statements.

Reinvestment of Dividends

Interest and dividend income and capital gains distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective subaccount.

Federal Income Taxes

The Account is treated as part of KCL for federal income tax purposes.  Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gains distributions received by the Account from the underlying funds.  Any applicable taxes will be the responsibility of contract holders or beneficiaries upon termination or withdrawal.

Investment Valuation

Investments in mutual fund shares are carried in the statement of net assets at fair value (Net asset value (NAV) of the underlying mutual fund which is valued at fair value).  The average cost method is used to determine realized gains and losses.  Transactions are recorded on a trade date basis.  Income from dividends and gains from realized gains distributions are recorded on the ex-dividend date.

Recently Issued Accounting Standards

In September 2006, the FASB issued new guidance to provide a single definition of fair value, together with a framework for measuring it, and required additional disclosure about the use of fair value to measure assets and liabilities.  The FASB emphasized that fair value is a market-based measurement, not an entity-specific measurement, and it established a fair value hierarchy with the highest priority being the quoted price in active markets.  This guidance became effective for years beginning after November 15, 2007.  The Company adopted it on January 1, 2008 with no material impact to the financial statements.  Please see Note 2 Fair Value Measurement for disclosures pertaining to this guidance.

In April 2009, the FASB issued new guidance to clarify fair valuation in inactive markets and includes all assets and liabilities subject to fair valuation measurements.  Enhanced disclosures related to the fair value of assets and liabilities became required.  This guidance became effective for financial statements issued for interim and annual periods ending after June 15, 2009.  The Company elected early adoption effective for the period ended March 31, 2009 with retroactive application effective January 1, 2009 with no material impact to the financial statements.

Subsequent Events

Subsequent events have been evaluated through the date that the financial statements have been issued.

22

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

The aggregate cost of purchases and proceeds from sales for the year were as follows:

2009	Cost of Purchases	Proceeds from Sales
	(in thousands)

Federated Clover Value Fund II	$ 1,008	$ 1,628
Federated High Income Bond Fund II	898	1,412
Federated Prime Money Fund II	31,682	33,577
MFS Research Series	811	1,715
MFS Growth Series	606	1,822
MFS Total Return Series	987	1,889
MFS Research Bond Series	8,069	3,697
MFS Strategic Income Series	3,335	925
MFS Utilities Series	3,247	5,850
American Century VP Capital Appreciation Fund	873	1,185
American Century VP International Fund	3,035	2,696
American Century VP Value Fund	4,721	3,049
American Century VP Income & Growth Fund	206	630
American Century VP Ultra Fund	366	534
American Century VP Mid Cap Value Fund	103	29
American Century VP Inflation Protection Fund (Class II)	3,949	3,721
Dreyfus Appreciation Portfolio	1,159	1,292
Dreyfus Developing Leaders Portfolio	527	1,060
Dreyfus Stock Index Fund, Inc.	6,058	3,854
The Dreyfus Socially Responsible Growth Fund, Inc.	70	170
JPMorgan Insurance Trust U.S. Equity Portfolio	131	338
JPMorgan Insurance Trust Small Cap Core Portfolio	1,364	1,165
JPMorgan Insurance Trust Mid Cap Value Portfolio	1,556	1,545
Franklin Global Real Estate Securities Fund (Class II)	1,444	991
Franklin Small-Mid Cap Growth Securities Fund (Class II)	100	263
Templeton Developing Markets Securities Fund (Class II)	2,230	2,836
Templeton Foreign Securities Fund (Class II)	2,278	2,486
Calamos Growth and Income Portfolio	2,045	4,569
AIM V.I. Capital Appreciation Fund (Series I)	82	297
AIM V.I. Technology Fund (Series I)	121	442
AIM V.I. Core Equity Fund (Series I)	297	301
Seligman Communications and Information Portfolio (Class II)	445	1,008
Seligman Capital Portfolio (Class II)	1,158	1,226
Seligman Smaller-Cap Value Portfolio (Class II)	376	534
Fidelity VIP Contrafund Portfolio	2,006	1,386
Fidelity VIP Freedom Funds - Income	80	77
Fidelity VIP Freedom Funds - 2010	385	270
Fidelity VIP Freedom Funds - 2015	199	191
Fidelity VIP Freedom Funds - 2020	1,434	706
Fidelity VIP Freedom Funds - 2025	48	85
Fidelity VIP Freedom Funds - 2030	183	283

23

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

2008	Cost of Purchases	Proceeds from Sales
	(in thousands)

Federated American Leaders Fund II	$ 3,217	$ 3,119
Federated High Income Bond Fund II	2,099	4,439
Federated Prime Money Fund II	47,169	46,355
MFS Research Series	1,345	3,499
MFS Emerging Growth Series	1,012	3,545
MFS Total Return Series	2,489	5,758
MFS Research Bond Series	6,017	3,595
MFS Strategic Income Series	1,999	836
MFS Utilities Series	9,001	12,298
American Century VP Capital Appreciation Fund	2,336	2,181
American Century VP International Fund	5,692	3,316
American Century VP Value Fund	6,253	4,704
American Century VP Income & Growth Fund	630	839
American Century VP Ultra Fund	1,671	1,672
American Century VP Mid Cap Value Fund	91	130
American Century VP Inflation Protection Fund (Class II)	10,687	5,164
Dreyfus Appreciation Portfolio	1,287	2,605
Dreyfus Developing Leaders Portfolio	1,296	3,119
Dreyfus Stock Index Fund, Inc.	6,098	6,805
The Dreyfus Socially Responsible Growth Fund, Inc.	237	442
JPMorgan U.S. Large Cap Core Equity Portfolio	205	1,029
JPMorgan Small Company Portfolio	2,075	1,865
JPMorgan Mid Cap Value Portfolio	2,862	2,700
Franklin Global Real Estate Securities Fund (Class II)	2,751	3,421
Franklin Small-Mid Cap Growth Securities Fund (Class II)	363	479
Templeton Developing Markets Securities Fund (Class II)	4,237	2,405
Templeton Foreign Securities Fund (Class II)	3,855	2,578
Calamos Growth and Income Portfolio	3,284	8,802
AIM V.I. Capital Appreciation Fund (Series I)	349	732
AIM V.I. Technology Fund (Series I)	381	591
AIM V.I. Core Equity Fund (Series I)	428	855
Seligman Communications and Information Portfolio (Class II)	632	1,990
Seligman Capital Portfolio (Class II)	2,230	1,396
Seligman Smaller-Cap Value Portfolio (Class II)	1,302	863
Fidelity VIP Contrafund Portfolio	3,732	1,840
Fidelity VIP Freedom Funds - Income	541	87
Fidelity VIP Freedom Funds - 2010	581	217
Fidelity VIP Freedom Funds - 2015	1,237	309
Fidelity VIP Freedom Funds - 2020	7,761	710
Fidelity VIP Freedom Funds - 2025	721	489
Fidelity VIP Freedom Funds - 2030	1,490	347

24

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

2. Fair Value Measurement

In accordance with FASB ASC 820, ‘Fair Value Measurements and Disclosures,” the Company groups its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value.  These levels are as follows:

Level 1 – Valuations are based upon quoted prices for identical instruments traded in active markets.  Level 1 assets include U.S. Treasury Notes and Bonds, other U.S. Government securities and certain common and preferred stocks that are traded by dealers or brokers in active markets.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from third-party pricing services or inputs that are observable or derived principally from or corroborated by observable market data.

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect the Company’s assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of option pricing models, discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.

As of December 31, 2009 all assets measured at fair value on a recurring basis totaling $221,723 were Level 2 assets.

The Account did not have any assets or liabilities reported at fair value on a nonrecurring basis required to be disclosed under FASB ASC 820.

NAV of the separate accounts is calculated in a manner consistent with U.S. GAAP for investment companies and is determinative of their fair value.  Several of the separate accounts invest in publicly quoted mutual funds or actively managed stocks.  The fair value of the underlying mutual funds or stock is used to determine the NAV of the separate account, which is not publicly quoted.  Some of the separate accounts also invest in fixed income securities.  The fair value of the underlying securities is based on quoted prices similar assets and used to determine the NAV of the separate account.  Sale of separate account assets may be at asset values less than NAV and certain redemption restrictions may apply.

25

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

3. Contract Charges

Century II Variable Annuity

Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 1.25% of the asset value of the subaccounts of each contract of which 0.70% is for assuming mortality risks and 0.55% is for expense risk.  Additionally, KCL is compensated for administrative expenses by a charge based on an annual rate of 0.15% of the asset value of each contract.  These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts an administrative fee of $30 per year for each contract under $50,000.  Other fees are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.  These fees are assessed through the reduction of units from the contract.

When applicable, an amount for state premium taxes is deducted as provided by pertinent state law upon surrender.

For the Century II Variable Annuity, a contingent deferred sales charge is assessed against certain withdrawals during the first seven years of the contract, declining from 7% in the first three years to 2% in the seventh year.  For the Century II Affinity Variable Annuity, a contingent deferred sales charge is assessed against certain withdrawals during the first eight years of the contract, declining from 8% in the first two years to 2% in the eighth year.  During 2009, $331,000 (2008 - $549,000) was assessed in surrender charges and other contract charges, primarily annual administrative fees, totaled $3,151,000 (2008 - $3,707,000).

Century II Freedom Annuity

Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 1.40% of the asset value of the subaccounts of each contract.  Additionally, KCL is compensated for administrative expenses by a charge based on an annual rate of 0.25% of the asset value of each contract.  These charges are assessed for each subaccount through the reduction of unit values.

When applicable, an amount for state premium taxes is deducted as provided by pertinent state law upon surrender.

For the Century II Freedom Variable Annuity, no contingent deferred sales charge nor surrender charges are assessed.  During 2009, $102,000 (2008 - $138,000) was assessed in other contract charges.

26

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

The Mortality and Expense Risk Fees and other Administrative Charges for the year are as follows:

2009:	Century II Variable Annuity	Freedom Variable Annuity	Total Variable Annuity
	(in thousands)

Federated Clover Value Fund II	$ 58	$ 1	$ 59
Federated High Income Bond Fund II	46	3	49
Federated Prime Money Fund II	110	20	130
MFS Research Series	95	1	96
MFS Growth Series	99	1	100
MFS Total Return Series	110	9	119
MFS Research Bond Series	150	5	155
MFS Strategic Income Series	52	3	55
MFS Utilities Series	227	6	233
American Century VP Capital Appreciation Fund	57	1	58
American Century VP International Fund	118	2	120
American Century VP Value Fund	134	4	138
American Century VP Income & Growth Fund	20	1	21
American Century VP Ultra Fund	18	1	19
American Century VP Mid Cap Value Fund	2	-	2
American Century VP Inflation Protection Fund (Class II)	93	4	97
Dreyfus Appreciation Portfolio	71	-	71
Dreyfus Developing Leaders Portfolio	66	-	66
Dreyfus Stock Index Fund, Inc.	221	5	226
The Dreyfus Socially Responsible Growth Fund, Inc.	8	-	8
JPMorgan Insurance Trust U.S. Equity Portfolio	17	-	17
JPMorgan Insurance Trust Small Cap Core Portfolio	49	1	50
JPMorgan Insurance Trust Mid Cap Value Portfolio	66	2	68
Franklin Global Real Estate Securities Fund (Class II)	41	1	42
Franklin Small-Mid Cap Growth Securities Fund (Class II)	11	-	11
Templeton Developing Markets Securities Fund (Class II)	71	5	76
Templeton Foreign Securities Fund (Class II)	79	3	82
Calamos Growth and Income Portfolio	211	8	219
AIM V.I. Capital Appreciation Fund (Series I)	7	1	8
AIM V.I. Technology Fund (Series I)	7	-	7
AIM V.I. Core Equity Fund (Series I)	16	-	16
Seligman Communications and Information Portfolio (Class II)	35	2	37
Seligman Capital Portfolio (Class II)	43	1	44
Seligman Smaller-Cap Value Portfolio (Class II)	20	-	20
Fidelity VIP Contrafund Portfolio	43	2	45
Fidelity VIP Freedom Funds - Income	6	1	7
Fidelity VIP Freedom Funds - 2010	6	-	6
Fidelity VIP Freedom Funds - 2015	16	1	17
Fidelity VIP Freedom Funds - 2020	93	2	95
Fidelity VIP Freedom Funds - 2025	3	-	3
Fidelity VIP Freedom Funds - 2030	13	1	14
	$ 2,608	$ 98	$ 2,706

27

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

4. Change in Units Outstanding

The changes in units outstanding for the year were as follows:

2009:	Units Purchased	Units Redeemed	Net Increase (Decrease)
	(in thousands)

Federated Clover Value Fund II	73	122	(49)
Federated High Income Bond Fund II	31	91	(60)
Federated Prime Money Fund II	2,397	2,539	(142)
MFS Research Series	48	110	(62)
MFS Growth Series	37	114	(77)
MFS Total Return Series	34	94	(60)
MFS Research Bond Series	437	205	232
MFS Strategic Income Series	204	62	142
MFS Utilities Series	74	180	(106)
American Century VP Capital Appreciation Fund	69	92	(23)
American Century VP International Fund	193	165	28
American Century VP Value Fund	541	364	177
American Century VP Income & Growth Fund	25	115	(90)
American Century VP Ultra Fund	41	56	(15)
American Century VP Mid Cap Value Fund	12	4	8
American Century VP Inflation Protection Fund (Class II)	331	320	11
Dreyfus Appreciation Portfolio	54	101	(47)
Dreyfus Developing Leaders Portfolio	50	109	(59)
Dreyfus Stock Index Fund, Inc.	427	323	104
The Dreyfus Socially Responsible Growth Fund, Inc.	3	8	(5)
JPMorgan Insurance Trust U.S. Equity Portfolio	10	28	(18)
JPMorgan Insurance Trust Small Cap Core Portfolio	103	85	18
JPMorgan Insurance Trust Mid Cap Value Portfolio	120	120	-
Franklin Global Real Estate Securities Fund (Class II)	98	83	15
Franklin Small-Mid Cap Growth Securities Fund (Class II)	19	48	(29)
Templeton Developing Markets Securities Fund (Class II)	112	156	(44)
Templeton Foreign Securities Fund (Class II)	91	114	(23)
Calamos Growth and Income Portfolio	106	313	(207)
AIM V.I. Capital Appreciation Fund (Series I)	23	87	(64)
AIM V.I. Technology Fund (Series I)	62	223	(161)
AIM V.I. Core Equity Fund (Series I)	50	48	2
Seligman Communications and Information Portfolio (Class II)	62	138	(76)
Seligman Capital Portfolio (Class II)	238	238	-
Seligman Smaller-Cap Value Portfolio (Class II)	29	46	(17)
Fidelity VIP Contrafund Portfolio	298	197	101
Fidelity VIP Freedom Funds - Income	6	7	(1)
Fidelity VIP Freedom Funds - 2010	45	36	9
Fidelity VIP Freedom Funds - 2015	16	24	(8)
Fidelity VIP Freedom Funds - 2020	154	77	77
Fidelity VIP Freedom Funds - 2025	6	11	(5)
Fidelity VIP Freedom Funds - 2030	22	39	(17)

28

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

4. Financial Highlights

A summary of unit values and units outstanding for variable annuity contracts, net assets, net investment income ratios, total return ratios, and the expense ratios, excluding expenses of the underlying funds and expenses charged through the redemption of units, for each of the five years in the period ended December 31, 2009, follows:

						For the Year Ended
	At December 31, 2009					December 31, 2009

		Unit Fair Value			Net	Investment a	Expense Ratio b			Total Return c
	Units	Lowest to			Assets	Income	Lowest to			Lowest to
	(000's)	Highest			(000's)	Ratio	Highest			Highest

Federated Clover Value Fund II	280	$ 10.884	to	$ 15.948	$ 4,455	2.75%	1.40%	to	1.65%	12.84%	to	13.12%
Federated High Income Bond Fund II	203	15.717	to	19.297	3,874	11.55	1.40	to	1.65	50.35%	to	50.73%
Federated Prime Money Fund II	657	10.483	to	13.158	8,352	0.46	1.40	to	1.65	-1.19%	to	-0.94%
MFS Research Series	431	14.913	to	17.817	7,668	1.48	1.40	to	1.65	28.41%	to	28.73%
MFS Growth Series	423	16.250	to	18.997	8,034	0.31	1.40	to	1.65	35.42%	to	35.76%
MFS Total Return Series	428	12.972	to	21.881	8,941	3.78	1.40	to	1.65	16.10%	to	16.39%
MFS Research Bond Series	762	12.870	to	18.684	14,091	3.87	1.40	to	1.65	14.26%	to	14.54%
MFS Strategic Income Series	361	13.028	to	15.785	5,656	8.69	1.40	to	1.65	22.22%	to	22.52%
MFS Utilities Series	493	25.602	to	37.729	18,411	5.06	1.40	to	1.65	31.04%	to	31.37%
American Century VP Capital Appreciation Fund	316	14.932	to	18.353	4,742	0.82	1.40	to	1.65	34.83%	to	35.17%
American Century VP International Fund	562	16.477	to	18.291	10,257	1.94	1.40	to	1.65	31.58%	to	31.91%
American Century VP Value Fund	1,292	9.135	to	14.110	11,907	5.43	1.40	to	1.65	17.90%	to	18.20%
American Century VP Income & Growth Fund	237	6.293	to	12.701	1,519	5.05	1.40	to	1.65	16.17%	to	16.46%
American Century VP Ultra Fund	132	10.820	to	11.001	1,451	0.29	1.40	to	1.65	32.28%	to	32.61%
American Century VP Mid Cap Value Fund	22	10.082	to	10.175	228	3.60	1.40	to	1.65	27.82%	to	28.14%
American Century VP Inflation Protection Fund (Class II)	669	11.810	to	12.005	8,030	1.78	1.40	to	1.65	8.42%	to	8.69%
Dreyfus Appreciation Portfolio	385	13.224	to	14.452	5,559	2.63	1.40	to	1.65	20.55%	to	20.86%
Dreyfus Developing Leaders Portfolio	475	10.201	to	11.199	5,317	1.67	1.40	to	1.65	23.98%	to	24.29%
Dreyfus Stock Index Fund, Inc.	1,456	13.150	to	13.368	19,459	2.11	1.40	to	1.65	24.27%	to	24.58%
The Dreyfus Socially Responsible Growth Fund, Inc.	28	13.132	to	24.407	684	0.96	1.40	to	1.65	31.57%	to	31.90%
JPMorgan Insurance Trust U.S. Equity Portfolio	92	13.484	to	13.953	1,285	2.38	1.40	to	1.65	30.25%	to	30.58%
JPMorgan Insurance Trust Small Cap Core Portfolio	278	14.905	to	15.237	4,235	0.78	1.40	to	1.65	20.57%	to	20.87%
JPMorgan Insurance Trust Mid Cap Value Portfolio	382	14.526	to	14.769	5,645	2.31	1.40	to	1.65	24.55%	to	24.86%
Franklin Global Real Estate Securities Fund (Class II)	260	12.184	to	13.778	3,582	13.23	1.40	to	1.65	17.14%	to	17.43%
Franklin Small-Mid Cap Growth Securities Fund (Class II)	139	6.628	to	14.634	926	0.00	1.40	to	1.65	41.23%	to	41.58%
Templeton Developing Markets Securities Fund (Class II)	300	22.019	to	29.584	6,639	4.42	1.40	to	1.65	69.77%	to	70.19%
Templeton Foreign Securities Fund (Class II)	266	18.127	to	25.189	6,629	3.31	1.40	to	1.65	34.80%	to	35.14%
Calamos Growth and Income Portfolio	1,013	14.988	to	17.382	17,526	2.82	1.40	to	1.65	37.14%	to	37.48%
AIM V.I. Capital Appreciation Fund (Series I)	132	3.948	to	11.885	522	0.56	1.40	to	1.65	19.10%	to	19.40%
AIM V.I. Technology Fund (Series I)	187	2.502	to	14.982	476	0.00	1.40	to	1.65	54.83%	to	55.21%
AIM V.I. Core Equity Fund (Series I)	191	6.988	to	14.251	1,334	1.87	1.40	to	1.65	26.20%	to	26.51%
Seligman Communications and Information Portfolio (Class II)	329	8.807	to	22.522	2,943	0.00	1.40	to	1.65	56.78%	to	57.17%
Seligman Capital Portfolio (Class II)	617	6.065	to	14.243	3,757	0.00	1.40	to	1.65	46.02%	to	46.38%
Seligman Smaller-Cap Value Portfolio (Class II)	120	13.977	to	14.211	1,700	0.00	1.40	to	1.65	32.88%	to	33.22%
Fidelity VIP Contrafund Portfolio	494	8.290	to	8.346	4,122	1.25	1.40	to	1.65	33.25%	to	33.59%
Fidelity VIP Freedom Funds - Income	49	10.091	to	10.158	494	3.34	1.40	to	1.65	12.76%	to	13.05%
Fidelity VIP Freedom Funds - 2010	67	9.199	to	9.261	622	4.70	1.40	to	1.65	21.93%	to	22.23%
Fidelity VIP Freedom Funds - 2015	154	9.031	to	9.092	1,396	3.69	1.40	to	1.65	22.98%	to	23.28%
Fidelity VIP Freedom Funds - 2020	925	8.598	to	8.656	8,009	3.32	1.40	to	1.65	26.45%	to	26.76%
Fidelity VIP Freedom Funds - 2025	22	8.488	to	8.545	188	2.91	1.40	to	1.65	27.67%	to	27.99%
Fidelity VIP Freedom Funds - 2030	130	8.095	to	8.149	1,058	1.96	1.40	to	1.65	29.03%	to	29.36%

a   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

29

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

						For the Year Ended
	At December 31, 2008					December 31, 2008

		Unit Fair Value			Net	Investment a	Expense Ratio b			Total Return c
	Units	Lowest to			Assets	Income	Lowest to			Lowest to
	(000's)	Highest			(000's)	Ratio	Highest			Highest

Federated American Leaders Fund II	329	$ 9.645	to	$ 14.098	$ 4,634	1.93%	1.40%	to	1.65%	-34.88%	to	-34.72%
Federated High Income Bond Fund II	263	10.454	to	12.803	3,337	10.49	1.40	to	1.65	-27.21%	to	-27.03%
Federated Prime Money Fund II	799	10.610	to	13.283	10,247	2.52	1.40	to	1.65	0.86%	to	1.11%
MFS Research Series	493	11.614	to	13.841	6,809	0.55	1.40	to	1.65	-37.14%	to	-36.98%
MFS Growth Series	500	12.000	to	13.993	6,986	0.24	1.40	to	1.65	-38.45%	to	-38.29%
MFS Total Return Series	488	11.173	to	18.800	8,789	3.27	1.40	to	1.65	-23.41%	to	-23.22%
MFS Research Bond Series	530	11.264	to	16.311	8,515	2.67	1.40	to	1.65	-3.97%	to	-3.73%
MFS Strategic Income Series	219	10.660	to	12.883	2,773	5.71	1.40	to	1.65	-13.48%	to	-13.26%
MFS Utilities Series	599	19.538	to	28.720	17,046	1.62	1.40	to	1.65	-38.69%	to	-38.54%
American Century VP Capital Appreciation Fund	339	11.047	to	13.612	3,760	0.00	1.40	to	1.65	-47.07%	to	-46.93%
American Century VP International Fund	534	12.523	to	13.867	7,395	0.79	1.40	to	1.65	-45.73%	to	-45.59%
American Century VP Value Fund	1,115	7.728	to	11.967	8,712	2.37	1.40	to	1.65	-27.98%	to	-27.80%
American Century VP Income & Growth Fund	327	5.404	to	10.933	1,794	2.13	1.40	to	1.65	-35.66%	to	-35.50%
American Century VP Ultra Fund	147	8.180	to	8.296	1,219	0.00	1.40	to	1.65	-42.44%	to	-42.30%
American Century VP Mid Cap Value Fund	14	7.888	to	7.941	109	0.00	1.40	to	1.65	-25.59%	to	-25.40%
American Century VP Inflation Protection Fund (Class II)	658	10.892	to	11.045	7,259	4.45	1.40	to	1.65	-3.21%	to	-2.97%
Dreyfus Appreciation Portfolio	432	10.970	to	11.958	5,159	2.07	1.40	to	1.65	-30.71%	to	-30.53%
Dreyfus Developing Leaders Portfolio	534	8.228	to	9.011	4,808	0.96	1.40	to	1.65	-38.62%	to	-38.46%
Dreyfus Stock Index Fund, Inc.	1,352	10.582	to	10.731	14,501	2.12	1.40	to	1.65	-38.17%	to	-38.02%
The Dreyfus Socially Responsible Growth Fund, Inc.	33	9.981	to	18.505	618	0.78	1.40	to	1.65	-35.50%	to	-35.34%
JPMorgan U.S. Large Cap Core Equity Portfolio	110	10.353	to	10.686	1,175	1.41	1.40	to	1.65	-35.06%	to	-34.90%
JPMorgan Small Company Portfolio	260	12.362	to	12.606	3,274	0.19	1.40	to	1.65	-33.10%	to	-32.93%
JPMorgan Mid Cap Value Portfolio	382	11.663	to	11.829	4,512	1.12	1.40	to	1.65	-34.30%	to	-34.14%
Franklin Global Real Estate Securities Fund (Class II)	245	10.402	to	11.733	2,869	0.95	1.40	to	1.65	-43.34%	to	-43.20%
Franklin Small-Mid Cap Growth Securities Fund (Class II)	168	4.681	to	10.362	792	0.00	1.40	to	1.65	-43.44%	to	-43.30%
Templeton Developing Markets Securities Fund (Class II)	344	12.937	to	17.426	4,517	2.69	1.40	to	1.65	-53.48%	to	-53.37%
Templeton Foreign Securities Fund (Class II)	289	13.447	to	18.639	5,335	2.38	1.40	to	1.65	-41.36%	to	-41.21%
Calamos Growth and Income Portfolio	1,220	10.929	to	12.643	15,344	1.10	1.40	to	1.65	-32.86%	to	-32.69%
AIM V.I. Capital Appreciation Fund (Series I)	196	3.307	to	9.979	650	0.00	1.40	to	1.65	-43.44%	to	-43.30%
AIM V.I. Technology Fund (Series I)	348	1.612	to	9.677	568	0.00	1.40	to	1.65	-45.42%	to	-45.28%
AIM V.I. Core Equity Fund (Series I)	189	5.524	to	11.292	1,044	1.95	1.40	to	1.65	-31.29%	to	-31.12%
Seligman Communications and Information Portfolio (Class II)	405	5.604	to	14.366	2,304	0.00	1.40	to	1.65	-37.42%	to	-37.27%
Seligman Capital Portfolio (Class II)	617	4.143	to	9.754	2,570	0.00	1.40	to	1.65	-48.94%	to	-48.81%
Seligman Smaller-Cap Value Portfolio (Class II)	137	10.518	to	10.668	1,460	0.00	1.40	to	1.65	-40.57%	to	-40.42%
Fidelity VIP Contrafund Portfolio	393	6.221	to	6.247	2,456	1.14	1.40	to	1.65	-43.63%	to	-43.49%
Fidelity VIP Freedom Funds - Income	50	8.949	to	8.986	449	3.57	1.40	to	1.65	-12.17%	to	-11.95%
Fidelity VIP Freedom Funds - 2010	58	7.545	to	7.576	438	5.04	1.40	to	1.65	-26.40%	to	-26.21%
Fidelity VIP Freedom Funds - 2015	162	7.344	to	7.375	1,194	2.75	1.40	to	1.65	-28.49%	to	-28.31%
Fidelity VIP Freedom Funds - 2020	848	6.800	to	6.829	5,789	3.72	1.40	to	1.65	-33.90%	to	-33.74%
Fidelity VIP Freedom Funds - 2025	27	6.648	to	6.676	177	1.04	1.40	to	1.65	-35.44%	to	-35.28%
Fidelity VIP Freedom Funds - 2030	147	6.273	to	6.300	927	2.57	1.40	to	1.65	-39.19%	to	-39.03%

a   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

30

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

						For the Year Ended
	At December 31, 2007					December 31, 2007

		Unit Fair Value			Net	Investment a	Expense Ratio b			Total Return c
	Units	Lowest to			Assets	Income	Lowest to			Lowest to
	(000's)	Highest			(000's)	Ratio	Highest			Highest

Federated American Leaders Fund II	440	$ 14.811	to	$ 21.595	$ 9,458	1.51%	1.40%	to	1.65%	-11.15%	to	-10.93%
Federated High Income Bond Fund II	457	14.361	to	17.544	7,820	7.41	1.40	to	1.65	1.73%	to	1.99%
Federated Prime Money Fund II	728	10.519	to	13.137	9,434	4.65	1.40	to	1.65	3.09%	to	3.34%
MFS Research Series	612	18.474	to	21.962	13,417	0.68	1.40	to	1.65	11.34%	to	11.62%
MFS Growth Series	626	19.494	to	22.675	14,187	0.00	1.40	to	1.65	19.18%	to	19.48%
MFS Total Return Series	693	14.588	to	24.485	16,360	2.58	1.40	to	1.65	2.50%	to	2.76%
MFS Research Bond Series	391	11.730	to	16.943	6,527	3.17	1.40	to	1.65	2.50%	to	2.75%
MFS Strategic Income Series	142	12.321	to	14.853	2,084	4.25	1.40	to	1.65	1.99%	to	2.24%
MFS Utilities Series	832	31.869	to	46.730	38,325	0.94	1.40	to	1.65	25.79%	to	26.11%
American Century VP Capital Appreciation Fund	352	20.817	to	25.716	7,346	0.00	1.40	to	1.65	43.41%	to	43.76%
American Century VP International Fund	447	23.075	to	25.487	11,360	0.65	1.40	to	1.65	16.12%	to	16.41%
American Century VP Value Fund	1,092	10.704	to	16.616	11,867	1.50	1.40	to	1.65	-6.70%	to	-6.46%
American Century VP Income & Growth Fund	403	8.378	to	16.993	3,479	1.95	1.40	to	1.65	-1.71%	to	-1.46%
American Century VP Ultra Fund	172	14.212	to	14.377	2,466	0.00	1.40	to	1.65	19.02%	to	19.32%
American Century VP Mid Cap Value Fund	18	10.600	to	10.645	192	0.77	1.40	to	1.65	-3.91%	to	-3.67%
American Century VP Inflation Protection Fund (Class II)	192	11.253	to	11.383	2,181	4.41	1.40	to	1.65	7.72%	to	8.00%
Dreyfus Appreciation Portfolio	562	15.831	to	17.214	9,674	1.62	1.40	to	1.65	5.37%	to	5.64%
Dreyfus Developing Leaders Portfolio	701	13.405	to	14.643	10,264	0.79	1.40	to	1.65	-12.52%	to	-12.30%
Dreyfus Stock Index Fund, Inc.	1,394	17.116	to	17.312	24,130	1.71	1.40	to	1.65	3.52%	to	3.79%
The Dreyfus Socially Responsible Growth Fund, Inc.	42	15.475	to	28.618	1,190	0.53	1.40	to	1.65	6.01%	to	6.28%
JPMorgan U.S. Large Cap Core Equity Portfolio	169	15.943	to	16.415	2,775	1.07	1.40	to	1.65	-0.01%	to	0.24%
JPMorgan Small Company Portfolio	264	18.478	to	18.796	4,952	0.01	1.40	to	1.65	-7.22%	to	-6.99%
JPMorgan Mid Cap Value Portfolio	393	17.753	to	17.960	7,060	0.86	1.40	to	1.65	0.77%	to	1.02%
Franklin Global Real Estate Securities Fund (Class II)	340	18.358	to	20.655	7,010	2.47	1.40	to	1.65	-22.16%	to	-21.97%
Franklin Small-Mid Cap Growth Securities Fund (Class II)	203	8.256	to	18.321	1,690	0.00	1.40	to	1.65	9.41%	to	9.68%
Templeton Developing Markets Securities Fund (Class II)	338	27.742	to	37.461	9,518	2.32	1.40	to	1.65	26.67%	to	26.98%
Templeton Foreign Securities Fund (Class II)	267	22.930	to	31.705	8,353	1.97	1.40	to	1.65	13.56%	to	13.84%
Calamos Growth and Income Portfolio	1,616	16.277	to	18.783	30,234	1.34	1.40	to	1.65	7.08%	to	7.35%
AIM V.I. Capital Appreciation Fund (Series I)	285	5.832	to	17.643	1,663	0.00	1.40	to	1.65	10.17%	to	10.45%
AIM V.I. Technology Fund (Series I)	433	2.946	to	17.728	1,352	0.00	1.40	to	1.65	5.93%	to	6.20%
AIM V.I. Core Equity Fund (Series I)	246	8.019	to	16.434	1,980	1.20	1.40	to	1.65	6.34%	to	6.61%
Seligman Communications and Information Portfolio (Class II)	584	8.932	to	22.957	5,287	0.00	1.40	to	1.65	13.22%	to	13.51%
Seligman Capital Portfolio (Class II)	452	8.094	to	19.104	3,678	0.00	1.40	to	1.65	14.34%	to	14.62%
Seligman Smaller-Cap Value Portfolio (Class II)	158	17.700	to	17.906	2,836	0.00	1.40	to	1.65	2.25%	to	2.50%
Fidelity VIP Contrafund Portfolio d	189	11.037	to	11.055	2,088	1.34	1.40	to	1.65	10.37%	to	10.55%
Fidelity VIP Freedom Funds - Income d	6	10.189	to	10.206	64	8.32	1.40	to	1.65	1.89%	to	2.06%
Fidelity VIP Freedom Funds - 2010 d	18	10.250	to	10.268	180	8.25	1.40	to	1.65	2.50%	to	2.68%
Fidelity VIP Freedom Funds - 2015 d	77	10.270	to	10.287	797	7.16	1.40	to	1.65	2.70%	to	2.87%
Fidelity VIP Freedom Funds - 2020 d	132	10.288	to	10.305	1,364	6.80	1.40	to	1.65	2.88%	to	3.05%
Fidelity VIP Freedom Funds - 2025 d	15	10.299	to	10.316	156	3.38	1.40	to	1.65	2.99%	to	3.16%
Fidelity VIP Freedom Funds - 2030 d	36	10.316	to	10.333	375	6.72	1.40	to	1.65	3.16%	to	3.33%

a   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

d This fund was added effective May 1, 2007.

31

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

						For the Year Ended
	At December 31, 2006					December 31, 2006

		Unit Fair Value			Net	Investment a	Expense Ratio b			Total Return c
	Units	Lowest to			Assets	Income	Lowest to			Lowest to
	(000's)	Highest			(000's)	Ratio	Highest			Highest

Federated American Leaders Fund II	521	$ 16.670	to	$ 24.244	$ 12,584	1.54%	1.40%	to	1.65%	14.90%	to	15.19%
Federated High Income Bond Fund II	413	14.117	to	17.203	7,068	8.54	1.40	to	1.65	9.00%	to	9.27%
Federated Prime Money Fund II	545	10.204	to	12.712	6,911	4.45	1.40	to	1.65	2.80%	to	3.06%
MFS Research Series	672	16.592	to	19.675	13,196	0.51	1.40	to	1.65	8.67%	to	8.95%
MFS Growth Series	757	16.357	to	18.978	14,360	0.00	1.40	to	1.65	6.13%	to	6.40%
MFS Total Return Series	762	14.232	to	23.828	17,542	2.37	1.40	to	1.65	10.07%	to	10.34%
MFS Research Bond Series	305	11.444	to	16.489	4,995	4.37	1.40	to	1.65	2.35%	to	2.60%
MFS Strategic Income Series	105	12.081	to	14.528	1,523	5.12	1.40	to	1.65	4.93%	to	5.19%
MFS Utilities Series	861	25.335	to	37.055	31,583	2.01	1.40	to	1.65	29.12%	to	29.44%
American Century VP Capital Appreciation Fund	375	14.480	to	17.932	5,443	0.00	1.40	to	1.65	15.31%	to	15.59%
American Century VP International Fund	412	19.872	to	21.895	9,008	1.54	1.40	to	1.65	22.99%	to	23.29%
American Century VP Value Fund	992	11.443	to	17.809	11,506	1.33	1.40	to	1.65	16.72%	to	17.01%
American Century VP Income & Growth Fund	442	8.502	to	17.289	3,886	1.89	1.40	to	1.65	15.18%	to	15.46%
American Century VP Ultra Fund	131	11.940	to	12.049	1,575	0.00	1.40	to	1.65	-4.85%	to	-4.62%
American Century VP Mid Cap Value Fund d	6	11.032	to	11.050	63	1.57	1.40	to	1.65	10.32%	to	10.50%
American Century VP Inflation Protection (Class II)	137	10.447	to	10.540	1,439	3.32	1.40	to	1.65	-0.05%	to	0.20%
Dreyfus Appreciation Portfolio	691	15.024	to	16.296	11,259	1.61	1.40	to	1.65	14.58%	to	14.86%
Dreyfus Developing Leaders Portfolio	891	15.324	to	16.697	14,869	0.41	1.40	to	1.65	2.08%	to	2.33%
Dreyfus Stock Index Fund, Inc.	1,489	16.534	to	16.681	24,843	1.65	1.40	to	1.65	13.61%	to	13.90%
The Dreyfus Socially Responsible Growth Fund, Inc.	47	14.598	to	26.927	1,253	0.11	1.40	to	1.65	7.42%	to	7.69%
JPMorgan U.S. Large Cap Core Equity Portfolio	155	15.945	to	16.375	2,545	0.98	1.40	to	1.65	14.67%	to	14.96%
JPMorgan Small Company Portfolio	261	19.917	to	20.208	5,281	0.00	1.40	to	1.65	13.13%	to	13.41%
JPMorgan Mid Cap Value Portfolio	362	17.618	to	17.779	6,427	0.56	1.40	to	1.65	14.93%	to	15.22%
Franklin Real Estate Fund (Class II)	444	23.585	to	26.471	11,629	2.01	1.40	to	1.65	18.62%	to	18.91%
Franklin Small-Mid Cap Growth Securities Fund (Class II)	220	7.527	to	16.745	1,688	0.00	1.40	to	1.65	6.92%	to	7.19%
Templeton Developing Markets Securities Fund (Class II)	312	21.847	to	29.575	6,915	1.12	1.40	to	1.65	26.00%	to	26.31%
Templeton Foreign Securities Fund (Class II)	247	20.192	to	27.849	6,791	1.24	1.40	to	1.65	19.46%	to	19.76%
Calamos Growth and Income Portfolio	1,830	15.201	to	17.497	31,911	2.01	1.40	to	1.65	7.66%	to	7.93%
AIM V. I. Capital Appreciation Fund (Series I)	356	5.280	to	16.014	1,898	0.06	1.40	to	1.65	6.04%	to	6.30%
AIM V. I. Technology Fund (Series I)	412	2.774	to	16.735	1,179	0.00	1.40	to	1.65	8.68%	to	8.95%
AIM V. I. Core Equity Fund (Series I)	220	7.522	to	15.455	1,661	1.63	1.40	to	1.65	13.36%	to	13.65%
Seligman Communications and Information Portfolio (Class II)	604	7.869	to	20.276	4,835	0.00	1.40	to	1.65	20.02%	to	20.32%
Seligman Capital Portfolio (Class II)	492	7.061	to	16.708	3,489	0.00	1.40	to	1.65	4.08%	to	4.34%
Seligman Smaller-Cap Value Portfolio (Class II)	154	17.311	to	17.469	2,696	0.00	1.40	to	1.65	19.01%	to	19.31%

a   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

d This fund was added effective May 1, 2006.

32

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

						For the Year Ended
	At December 31, 2005					December 31, 2005

		Unit Fair Value			Net	Investment a	Expense Ratio b			Total Return c
	Units	Lowest to			Assets	Income	Lowest to			Lowest to
	(000's)	Highest			(000's)	Ratio	Highest			Highest

Federated American Leaders Fund II	606	$ 14.508	to	$ 21.048	$ 12,730	1.53%	1.40%	to	1.65%	3.31%	to	3.57%
Federated High Income Bond Fund II	444	12.952	to	15.744	6,959	8.16	1.40	to	1.65	0.98%	to	1.23%
Federated Prime Money Fund II	410	9.926	to	12.334	5,044	2.63	1.40	to	1.65	1.01%	to	1.27%
MFS Research Series	725	15.268	to	18.060	13,083	0.47	1.40	to	1.65	6.04%	to	6.31%
MFS Growth Series	837	15.412	to	17.837	14,910	0.00	1.40	to	1.65	7.41%	to	7.68%
MFS Total Return Series	860	12.930	to	21.594	18,101	2.03	1.40	to	1.65	1.14%	to	1.39%
MFS Research Bond Series	362	11.182	to	16.071	5,789	4.99	1.40	to	1.65	-0.14%	to	0.11%
MFS Strategic Income Series	109	11.514	to	13.811	1,487	6.91	1.40	to	1.65	0.22%	to	0.47%
MFS Utilities Series	881	19.621	to	28.626	25,032	0.61	1.40	to	1.65	14.93%	to	15.22%
American Century VP Capital Appreciation Fund	340	12.526	to	15.552	4,272	0.00	1.40	to	1.65	20.07%	to	20.37%
American Century VP International Fund	399	16.158	to	17.758	7,087	1.18	1.40	to	1.65	11.41%	to	11.68%
American Century VP Value Fund	945	9.780	to	15.258	9,365	0.81	1.40	to	1.65	3.32%	to	3.58%
American Century VP Income & Growth Fund	499	7.364	to	15.011	3,744	1.81	1.40	to	1.65	2.92%	to	3.18%
American Century VP Ultra Fund	175	12.549	to	12.632	2,211	0.00	1.40	to	1.65	0.50%	to	0.75%
American Century VP Inflation Protection (Class II)	163	10.452	to	10.520	1,717	4.28	1.40	to	1.65	-0.09%	to	0.16%
Dreyfus Appreciation Portfolio	806	13.113	to	14.187	11,436	0.02	1.40	to	1.65	2.67%	to	2.93%
Dreyfus Developing Leaders Portfolio	1,058	15.012	to	16.317	17,247	0.00	1.40	to	1.65	4.07%	to	4.33%
Dreyfus Stock Index Fund, Inc.	1,749	14.552	to	14.646	25,611	1.60	1.40	to	1.65	2.98%	to	3.24%
The Dreyfus Socially Responsible Growth Fund, Inc.	58	13.590	to	25.005	1,438	0.00	1.40	to	1.65	1.92%	to	2.18%
JPMorgan U.S. Large Cap Core Equity Portfolio	152	13.905	to	14.245	2,163	1.24	1.40	to	1.65	-0.30%	to	-0.06%
JPMorgan Small Company Portfolio	221	17.605	to	17.819	3,943	0.00	1.40	to	1.65	1.73%	to	1.98%
JPMorgan Mid Cap Value Portfolio	304	15.329	to	15.430	4,696	0.17	1.40	to	1.65	7.43%	to	7.70%
Franklin Real Estate Fund (Class II)	454	19.884	to	22.261	9,965	1.36	1.40	to	1.65	11.62%	to	11.90%
Franklin Small-Mid Cap Growth Securities Fund (Class II)	274	7.022	to	15.661	1,993	0.00	1.40	to	1.65	3.08%	to	3.33%
Templeton Developing Markets Securities Fund (Class II)	188	17.296	to	23.472	3,289	1.30	1.40	to	1.65	25.35%	to	25.66%
Templeton Foreign Securities Fund (Class II)	226	16.903	to	23.254	5,218	1.16	1.40	to	1.65	8.37%	to	8.64%
Calamos Growth and Income Portfolio	1,938	14.119	to	16.211	31,323	2.36	1.40	to	1.65	5.40%	to	5.66%
AIM V. I. Capital Appreciation Fund (Series I)	407	4.967	to	15.103	2,034	0.00	1.40	to	1.65	4.47%	to	4.73%
AIM V. I. Technology Fund (Series I)	364	2.546	to	15.399	949	0.00	1.40	to	1.65	0.51%	to	0.76%
AIM V. I. Core Equity Fund (Series I)	208	6.619	to	13.633	1,378	0.75	1.40	to	1.65	3.93%	to	4.19%
Seligman Communications and Information Portfolio (Class II)	552	6.540	to	16.894	3,672	0.00	1.40	to	1.65	5.77%	to	6.03%
Seligman Capital Portfolio (Class II)	545	6.767	to	16.053	3,701	0.00	1.40	to	1.65	10.37%	to	10.65%
Seligman Smaller-Cap Value Portfolio (Class II)	169	14.545	to	14.641	2,475	0.17	1.40	to	1.65	-5.69%	to	-5.46%

a   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

33

Report of Independent Registered Public Accounting Firm

The Contract Owners
Kansas City Life Variable Annuity Separate Account
and
The Board of Directors and Stockholders

Kansas City Life Insurance Company:

We have audited the accompanying statement of net assets of Kansas City Life Variable Annuity Separate Account (the Account) (comprising individual subaccounts as listed in note 1 to the financial statements) as of December 31, 2009, and the related statement of operations for the period or year then ended, the statements of changes in net assets for each of the periods or years in the two-year period then ended, and financial highlights for each of the periods or years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the subaccounts of Kansas City Life Variable Annuity Separate Account as of December 31, 2009 and the results of its operations for the period or year then ended, the changes in its net assets for each of the periods or years in the two-year period then ended, and financial highlights for each of the periods or years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

April 6, 2010

34

PART C

OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)	Financial Statements included in the SAI.

(b)	Exhibits:

(1)	Resolutions of the board of directors of Kansas City Life Insurance Company ("Kansas City Life") establishing Kansas City Life Variable Annuity Separate Account (the "Variable Account"). (1)

(2)	Not Applicable.

(3)	(a) Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (6)

(b)  Amendment to Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (6)

(4)	(a) Contract Form. (3)

(b)  Bonus Endorsement M465. (3)

(c)  Bonus Endorsement M466. (3)

(d)  Form of GMWB Rider and Schedule Pages. (5)

(5)	Contract Application. (3)

(6)	(a) Restated Articles of Incorporation of Kansas City Life. (1)

(b)  By-Laws of Kansas City Life. (2)

(7)	Not Applicable.

(8)	(a.1) Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (6)

(a.2)  Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (6)

(a.3)  Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (6)

(a.4)  Rule 22c-2 Agreement between AIM Investment Services, Inc. and Kansas City Life Insurance Company dated June 2, 2006. (4)

(a.5)  Administrative Services Agreement between Kansas City Life Insurance Company and A I M Advisors, Inc. (6)

(b.1)  Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (6)

(b.2)  Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (6)

1

(b.3)  Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (6)

(b.4)  Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (6)

(b.5)  Rule 22c-2 Agreement between American Century Investment Services, Inc. and Kansas City Life Insurance Company dated June 28, 2006. (4)

(b.6)  Novation Agreement between American Century Investment Services, Inc., American Century Services, LLC., and Kansas City Life Insurance Company.  (7)

(c.1)  Amended and Restated Participation Agreement between Calmos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (6)

(c.2)  Amendment to Amended and Restated Participation Agreement between Calmos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (6)

(c.3)  Rule 22c-2 Agreement between Calamos Financial Services, LLC. and Kansas City Life Insurance Company dated April 16, 2007. (4)

(c.4)  Administrative Services Agreement between Calamos Asset Management, Inc. and Kansas City Life Insurance Company. (6)

(d.1)  Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (6)

(d.2)  Amendment to Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (6)

(d.3)  Rule 22c-2 Agreement between Dreyfus Service Corporation and Kansas City Life Insurance Company dated September 19, 2006. (4)

(e.1)  Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (7)

(e.2)  Amendment to Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (7)

(f.1)  Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (6)

(f.2)  Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (6)

(f.3)  Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (6)

(f.4)  Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (7)

(g.1)  Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (7)

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(h.1)  Participation Agreement between Kansas City Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc., and JPMorgan Funds Management, Inc. (6)

(h.2)  Supplemental Payment Agreement between Kansas City Life Insurance Company, JPMorgan Investment Advisors Inc., and J.P. Morgan Investment Management Inc. (6)

(i.1)  Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)

(i.2)  Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)

(i.3)  Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)

(i.4)  Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)

(i.5)  Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)

(i.6)  Rule 22c-2 Agreement between MFS Fund Distributors, Inc.("MFD") and Kansas City Life Insurance Company dated September 19, 2006. (4)

(i.7)  Indemnification Agreement between Massachusetts Financial Services Company and Kansas City Life Insurance Company. (6)

(j.1)  Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (6)

(j.2)  Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (6)

(j.3)  Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (6)

(j.4)  Rule 22c-2 Agreement between Seligman Group of Funds and Kansas City Life Insurance Company dated April 3, 2007. (4)

(j.5)  Shareholder Servicing Agreement between Seligman Advisors, Inc. and Kansas City Life Insurance Company. (6)

(9)	Opinion and Consent of Counsel. (8)

(10)	(a) Consent of Sutherland Asbill & Brennan LLP. (8)

(b)  Consent of KPMG LLP.  (8)

(11)	Not Applicable.

(12)	Not Applicable.

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(1)  Incorporated by reference to the Registrant's registration statement filed with the Securities and Exchange Commission on March 3, 1995 (File No. 33-89984).

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(2)  Incorporated herein by reference to the Form S-6 Registration Statement filed with the Securities and Exchange Commission on October 31, 2000 (File No. 333-49000).

(3)  Incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-52290) for Kansas City Life Variable Separate Account filed on December 20, 2000.

(4)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 30, 2007 (File No. 033-95354).

(5)  Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 15 to the Registration Statement on Form N-4 (File No. 33-89984) filed on May 22, 2007.

(6)  Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 28, 2009 (File No. 333-150926).

(7)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2010 (File No. 333-165116).

(8)  Filed herewith.

Item 25.  Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
Kevin G. Barth	Director
R. Philip Bixby	President, CEO, Chairman of the Board and Director
Walter E. Bixby	Vice Chairman of the Board and Director
Nancy Bixby Hudson	Director
William R. Blessing	Director
Michael Braude	Director
John C. Cozad	Director
Charles R. Duffy, Jr.	Senior Vice President, Operations
Richard L. Finn	Director
Daryl D. Jensen	Director
Tracy W. Knapp	Senior Vice President, Finance, CFO and Director
Donald E. Krebs	Senior Vice President, Sales and Marketing
David A. Laird	Vice President and Controller
Cecil R. Miller	Director
Robert J. Milroy	Vice President, Underwriting and New Business
Mark A. Milton	Senior Vice President, Actuary and Director
Robert W. Nagel	Assistant Vice President, Governmental Affairs and Treasurer
Bradford T. Nordholm	Director
William A. Schalekamp	Senior Vice President, General Counsel, Secretary and Director

* The principal business address of all the persons listed above is 3520 Broadway, Kansas City, Missouri 64111-2565.

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Item 26.  Persons Controlled by or Under Common Control with the Depositor or Registrant

Name	Jurisdiction	Percent of Voting Securities Owned
Sunset Life Insurance Company of America	Washington	Ownership of all voting securities by depositor
Sunset Financial Services, Inc.	Washington	Ownership of all voting securities by Sunset Insurance Company of America
KCL Service Company	Missouri	Ownership of all voting securities by depositor
Old American Insurance Company	Missouri	Ownership of all voting securities by depositor
Kansas City Life Financial Group, Inc.	Missouri	Ownership of all voting securities by depositor

Item 27.  Number of Contract Owners

691 Owners as of April 1, 2010.

Item 28.  Indemnification

The By-Laws of Kansas City Life Insurance Company provide, in part, in Article XII:

1.  The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partner ship, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contend ere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

2.  The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

3.  To the extent that a Director, Officer or employee of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the action, suit or proceeding.

4.  Any indemnification under Sections 1 and 2 of this Article, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, Officer or employee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in this Article. The determination shall be made by the Board of Directors of the Company by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding, or, if such a quorum is not obtainable, or, even if

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obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or by the Stockholders of the Company.

5.  Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case up on receipt of an undertaking by or on behalf of the Director, Officer or employee to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Company as authorized in this Article.

6.  The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or Bylaws, or any agreement, vote of Stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

7.  The Company shall have the power to give any further indemnity, in addition to the indemnity authorized or contemplated under this Article, including subsection 6, to any person who is or was a Director, Officer, employee or agent of the Company, or to any person who is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, provided such further indemnity is either (i) authorized, directed, or provided for in the Articles of Incorporation of the Company or any duly adopted amendment thereof or (ii) is authorized, directed, or provided for in any bylaw or agreement of the Company which has been adopted by a vote of the Stockholders of the Company, and provided further that no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct . Nothing in this paragraph shall be deemed to limit the power of the Company under subsection 6 of this Bylaw to enact Bylaws or to enter into agreement without Stockholder adoption of the same.

8.  The Company may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such liability under the provisions of this Article.

9.  For the purpose of this Article, references to "the Company" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a Director, Officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity.

10.  For purposes of this Article, the term "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Company" shall include any service as a Director, Officer or employee of the Company which imposes duties on, or involves services by, such Director, Officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonable believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article.

11.  Any Director, Officer or employee of the Company shall be indemnified under this Article for any act taken in good faith and upon reliance upon the books and records of the Company, upon financial statements or other reports prepared by the Officers of the Company, or on financial statements prepared by the Company's independent accountants, or on information or documents prepared or provided by legal counsel to the Company.

12.  To the extent that the indemnification of Officers, Directors or employees as permitted under Section 351.355 (as amended or superseded) of The General and Business Corporation Law of Missouri, as in effect from time to time, provides for greater indemnification of those individuals than the provisions of this Article XII, then the Company shall indemnify its Directors, Officers, employees as provided in and to the full extent allowed by Section 351.355.

13.  The indemnification provided by this Article shall continue as to a person who has ceased to be a Director or Officer of the Company and shall inure to the benefit of the heirs, executors, and administrators of such a person. All rights to

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indemnification under this Article shall be deemed to be provided by a contract between the Company and the person who serves in such capacity at any time while these Bylaws and other relevant provisions of the applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

14.  If this Article or any portion or provision hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each person entitled to indemnification pursuant too this Article to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or to the fullest extent provided by any other applicable law.

Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.

Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriter

(a)  Sunset Financial Services, Inc. is the registrant's principal underwriter.

(b)  Officers and Directors of Sunset Financial:

Name and Principal Business Address*	Positions and Offices with Sunset Financial Services, Inc.
R. Philip Bixby	Chairman of the Board and Director
Walter E. Bixby	Director
Janice L. Brandt	Assistant Vice President
Susanna J. Denney	Vice President
Charles R. Duffy, Jr.	Director
Gary K. Hoffman	Assistant Secretary
Kim P. Kirkman	Assistant Vice President
Donald E. Krebs	Vice President and Director
David A. Laird	Treasurer
A. Craig Mason Jr.	Secretary and Director
Dustin S. Meza	Assistant Vice President
Bruce G. Olberding	President and Director
Kristen Peil	Assistant Vice President
Kelly T. Ullom	Vice President

* The principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365.

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(c)  Compensation from the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Sunset Financial Services, Inc.	$1,519,126.00	None	N/A	N/A

Item 30.  Location of Accounts and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Kansas City Life at 3520 Broadway, Kansas City, Missouri 64111-2565.

Item 31.  Management Services

All management contracts are discussed in Part A or Part B of this registration statement.

Item 32.  Undertakings and Representations

(a)  The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the policies offered herein are being accepted.

(b)  The registrant undertakes that it will include either (1) as part of any application to purchase a policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to Kansas City Life for a Statement of Additional Information.

(c)  The registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to Kansas City Life at the address or phone number listed in the prospectus.

(d)  Kansas City Life represents that in connection with its offering of the policies as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e)  Kansas City Life Insurance Company hereby represents that the fees and charges deducted under the Contracts described in this post-effective amendment are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by Kansas City Life Insurance Company.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Kansas City Life Variable Annuity Separate Account, certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Post-Effective Amendment No. 14 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Kansas City and the State of Missouri on the 26th day of April, 2010.

Kansas City Life Variable Annuity Separate Account
(Registrant)

(SEAL)	By: /s/ R. Philip Bixby R. Philip Bixby, President, CEO, Chairman of the Board and Director

Kansas City Life Insurance Company
(Depositor)

Attest: /s/ William A. Schalekamp William A. Schalekamp	By: /s/ R. Philip Bixby R. Philip Bixby, President, CEO, Chairman of the Board and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 14 to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ R. Philip Bixby R. Philip Bixby	President, CEO, Chairman of the Board and Director (Principal Executive Officer)	April 26, 2010

/s/ Tracy W. Knapp Tracy W. Knapp	Senior Vice President, Finance, CFO and Director (Principal Financial Officer)	April 26, 2010

/s/ David A. Laird David A. Laird	Vice President and Controller (Principal Accounting Officer)	April 26, 2010

/s/ Walter E. Bixby Walter E. Bixby	Vice Chairman of the Board and Director	April 26, 2010

/s/ Kevin G. Barth Kevin G. Barth	Director	April 26, 2010

/s/ Nancy Bixby Hudson Nancy Bixby Hudson	Director	April 26, 2010

/s/ William R. Blessing William R. Blessing	Director	April 26, 2010

/s/ Michael Braude Michael Braude	Director	April 26, 2010

/s/ John C. Cozad John C. Cozad	Director	April 26, 2010

/s/ Richard L. Finn Richard L. Finn	Director	April 26, 2010

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/s/ Daryl D. Jensen Daryl D. Jensen	Director	April 26, 2010

/s/ Cecil R. Miller Cecil R. Miller	Director	April 26, 2010

/s/ Mark A. Milton Mark A. Milton	Director	April 26, 2010

/s/ Bradford T. Nordholm Bradford T. Nordholm	Director	April 26, 2010

/s/ William A. Schalekamp William A. Schalekamp	Director	April 26, 2010

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